                               [FLAGSHIP LOGO]



October 25, 1996


DEAR FLAGSHIP SHAREHOLDER:


As recently announced, Flagship Resources Inc. plans to merge with The John Nuveen Company. The merger with Nuveen will help Flagship serve a broader set of investors' needs, providing a range of investment products and services for conservative investors and the financial advisers who serve them.



A special meeting of shareholders will be held Thursday, December 12, 1996, at 10:00 a.m., Chicago time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on a proposal to reorganize your fund and combine it with a similar Nuveen fund, facilitating the integration of the Flagship and Nuveen mutual fund families.



THE BOARD OF TRUSTEES OF YOUR FUND HAS UNANIMOUSLY AGREED THAT THIS PROPOSAL IS IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSAL. THE INTEGRATION OF FLAGSHIP AND NUVEEN SHOULD LEAD TO THE FOLLOWING
BENEFITS:



     - Lower operating costs from expanded distribution



     - Access to a wider range of investment products



     - Greater choices in the method for purchasing shares



THE ENCLOSED PROXY STATEMENT DESCRIBES THIS AND OTHER PROPOSALS IN GREATER
DETAIL.


WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

WE APPRECIATE YOUR CONTINUED SUPPORT AND CONFIDENCE IN FLAGSHIP AND OUR FAMILY OF INVESTMENTS.

Very truly yours,
BRUCE P. BEDFORD
Bruce P. Bedford
Chairman of the Board


                            [FLAGSHIP LETTERHEAD]
                                                                     nuveen logo


October 25, 1996


DEAR NUVEEN SHAREHOLDER:

As recently announced, The John Nuveen Company plans to acquire Flagship Resources Inc., a highly regarded sponsor of 27 municipal mutual funds. The purchase of Flagship will help Nuveen serve a broader set of investors' needs, providing a range of investment products and services for conservative investors and the financial advisers who serve them.

A special meeting of shareholders will be held Thursday, December 12, 1996, at 10:00 a.m., Chicago time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on a proposal to reorganize your fund and combine it with a similar Flagship fund, facilitating the integration of the Nuveen and Flagship mutual fund families.

THE BOARD OF YOUR FUND HAS UNANIMOUSLY AGREED THAT THIS PROPOSAL IS IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSAL. THE INTEGRATION OF NUVEEN AND FLAGSHIP SHOULD LEAD TO THE FOLLOWING BENEFITS:

     - Lower operating costs

     - Access to a wider range of investment products

     - Greater choices in the method for purchasing shares


The enclosed proxy statement describes this proposal in greater detail.


WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

We appreciate your continued support and confidence in Nuveen and our family of investments.

Very truly yours,
JOHN NUVEEN & CO. INCORPORATED
Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

NOTICE OF SPECIAL MEETING                                                       One Dayton Centre
OF SHAREHOLDERS                                                                 One South Main Street
DECEMBER 12, 1996                                                               Dayton, Ohio 45402

FLAGSHIP TAX EXEMPT FUNDS TRUST
FLAGSHIP NEW JERSEY DOUBLE TAX EXEMPT FUND
FLAGSHIP NEW YORK TAX EXEMPT FUND

TO THE SHAREHOLDERS:

Notice is hereby given that a Special Meeting of Shareholders of each of Flagship New Jersey Double Tax Exempt Fund and Flagship New York Tax Exempt Fund (each a "Flagship Fund"), each of which is a series of the Flagship Tax Exempt Funds Trust ("Flagship Trust"), a Massachusetts business trust, will be held in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, in Chicago on Thursday, December 12, 1996, at 10:00, a.m., Central Time, for the following purposes:

     1. Proposal 1A. - To elect eight (8) trustees to the Board of Trustees.

     2. Proposal 2. - To approve a new investment advisory agreement with Nuveen Advisory Corp.

     3. Proposal 3. - To approve a new Rule 12b-1 Plan.

     4. Proposal 4. - To approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, the net effect of which would be to combine the Flagship Fund, along with a corresponding fund portfolio of either the Nuveen Multistate Tax-Free Trust or the Nuveen Tax-Free Bond Fund, Inc. (the "Nuveen Fund") into a new series ("New Fund") of Nuveen Flagship Multistate Trust II, a newly created investment company.

     5. To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on October 18, 1996 are entitled to notice of and to vote at the Meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

Michael D. Kalbfleisch
Secretary

NOTICE OF SPECIAL MEETING                                                       333 West Wacker Drive
OF SHAREHOLDERS                                                                 Chicago, Illinois
DECEMBER 12, 1996                                                               60606
                                                                                800-621-7227
NUVEEN MULTISTATE TAX-FREE TRUST           NUVEEN TAX-FREE BOND FUND, INC.
NUVEEN NEW JERSEY TAX-FREE VALUE FUND      NUVEEN NEW YORK TAX-FREE VALUE FUND

TO THE SHAREHOLDERS:

Notice is hereby given that a Special Meeting of Shareholders of each of Nuveen New Jersey Tax-Free Value Fund, (a "Nuveen Fund"), a series of the Nuveen Multistate Tax-Free Trust ("Nuveen Trust"), a Massachusetts business trust, and Nuveen New York Tax-Free Value Fund (a "Nuveen Fund"), a series of the Nuveen Tax-Free Bond Fund, Inc. ("Nuveen Corp."), a Minnesota corporation will be held in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, in Chicago on Thursday, December 12, 1996, at 10:00 a.m., Central Time, for the following purposes:

     1. Proposal 1B. - To elect eight (8) members to the Board.

     2. Proposal 4. - To approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, the net effect of which would be to combine the Nuveen Fund, along with a corresponding fund portfolio of the Flagship Tax-Exempt Funds Trust (the "Flagship Fund") into a new series ("New Fund") of Nuveen Flagship Multistate Trust II, a newly created investment company. In the case of Nuveen New York Tax-Free Value Fund, a vote in favor of the Agreement will be considered a vote in favor of an amendment to the articles of incorporation of the Nuveen Corp. required to effect the reorganization contemplated by the Agreement.

     3. To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on October 18, 1996 are entitled to notice of and to vote at the Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

James J. Wesolowski
Secretary

JOINT PROXY STATEMENT                                                           333 West Wacker Drive
MEETINGS OF SHAREHOLDERS                                                        Chicago, Illinois
TO BE HELD DECEMBER 12, 1996                                                    60606
                                                                                800-621-7277
                                                                                One South Main Street
                                                                                Dayton, Ohio 45402
                                                                                800-414-7447
NUVEEN MULTISTATE TAX-FREE TRUST
NUVEEN NEW JERSEY TAX-FREE VALUE FUND
NUVEEN TAX-FREE BOND FUND, INC.
NUVEEN NEW YORK TAX-FREE VALUE FUND
FLAGSHIP TAX EXEMPT FUNDS TRUST
FLAGSHIP NEW JERSEY DOUBLE TAX EXEMPT FUND
FLAGSHIP NEW YORK TAX EXEMPT FUND
PROSPECTUS
NUVEEN FLAGSHIP MULTISTATE TRUST II
NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND
NUVEEN FLAGSHIP NEW YORK MUNICIPAL BOND FUND

This Joint Proxy Statement-Prospectus is being furnished to shareholders of Nuveen New Jersey Tax-Free Value Fund ("Nuveen New Jersey," a "Fund," an "Acquired Fund" or a "Nuveen Fund"), a series of the Nuveen Multistate Tax-Free Trust (a "Company", "Trust" or "Nuveen Trust"), a Massachusetts business trust, Nuveen New York Tax-Free Value Fund ("Nuveen New York", a "Fund", an "Acquired Fund" or a "Nuveen Fund") a series of the Nuveen Tax-Free Bond Fund, Inc. (a "Company" or "Nuveen Corp."), a Minnesota corporation, and Flagship New Jersey Double Tax Exempt Fund ("Flagship New Jersey"), and Flagship New York Tax Exempt Fund ("Flagship New York") (each a "Fund," an "Acquired Fund" or a "Flagship Fund"), each of which is a series of the Flagship Tax Exempt Funds Trust (a "Company", "Trust" or "Flagship Trust"), a Massachusetts business trust, in connection with the solicitation of proxies by each Company's Board for use at a special meeting of shareholders to be held on Thursday, December 12, 1996, at 10:00 a.m., Central Time, and at any and all adjournments thereof.

At the meetings, shareholders of the Nuveen Funds and the Flagship Funds will be asked to approve the following:

     (1) To elect eight (8) board members:

       (a)  for the Flagship Funds, to the Board of the Flagship Trust,

       (b1) for Nuveen New Jersey, to the Board of the Nuveen Trust;

       (b2) for Nuveen New York, to the Board of the Nuveen Corp.;

     (2) For the Flagship Funds, to approve a new investment advisory agreement with Nuveen Advisory Corp.;

     (3) For the Flagship Funds, to approve a new Rule 12b-1 Plan;

     (4) Reorganizations as follows:

       (a) shareholders of Nuveen New Jersey and Flagship New Jersey will be asked to approve an Agreement and Plan of Reorganization (the "New Jersey Agreement") whereby substantially all the assets and liabilities of Nuveen New Jersey and Flagship New Jersey will be acquired by Nuveen Flagship New Jersey Municipal Bond Fund ("New New Jersey"), in exchange for shares of New New Jersey; and

       (b) shareholders of Nuveen New York and Flagship New York will be asked to approve an Agreement and Plan of Reorganization (the "New York Agreement") whereby substantially all the assets and liabilities of Nuveen New York and Flagship New York will be acquired by Nuveen Flagship New York Municipal Bond Fund ("New New York") in exchange for Shares of New New York.

The New Jersey Agreement and the New York Agreement are each referred to as an "Agreement." For Nuveen New York, a vote in favor of the New York Agreement will be considered a vote in favor of an amendment to the articles of incorporation of the Nuveen Corp. required to effect the reorganization contemplated by the Agreement.

New New Jersey and New New York (the "New Funds") are new series of the Nuveen Flagship Multistate Trust II (the "Trust" or "New Trust"), a new open-end, management investment company, which is authorized to issue shares of beneficial interest in separate series. The transactions contemplated by each Agreement are referred to herein as a "Reorganization." For purposes of reporting the financial statements and performance status of each New Fund after the Reorganization, the financial statements and performance history of the Nuveen Fund will be adopted.

Each New Fund is designed to provide as high a level of current interest income exempt from both regular federal income tax and the applicable state personal income tax as is consistent, in the view of the Fund's management, with preservation of capital. Each New Fund invests in investment grade quality, long-term municipal obligations judged by the Fund's investment adviser to offer the best values among municipal obligations of similar credit quality.


This Joint Proxy Statement-Prospectus sets forth the information that shareholders of the Nuveen Funds and the Flagship Funds should know before voting on the proposed Reorganization. It should be read and retained for future reference. A Statement of Additional Information dated October 25, 1996 relating to this Joint Proxy Statement--Prospectus has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of the Statement of Additional Information may be obtained without charge by mailing a written request to John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-621-7227. The Nuveen New Jersey Prospectus dated May 31, 1996, as supplemented August 26, 1996, and the Nuveen New York Prospectus dated July 1, 1996, as supplemented August 26, 1996, contain additional information about the Nuveen Funds, have been filed with the Securities and Exchange Commission, are incorporated herein by reference and are available without charge by writing to the above address or by calling 1-800-621-7227. The Flagship Funds' Prospectus dated September 26, 1996 contains additional information about the Flagship Funds, has been filed with the Securities and Exchange Commission, is incorporated herein by reference and is available by writing Flagship Funds Inc., One Dayton Centre, One South Main Street, Dayton, Ohio 45402 or by calling 1-800-414-7447.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK SELLING THE SHARES, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT RISKS INCLUDE THE POSSIBLE LOSS OF PRINCIPAL. THE VALUE OF THE INVESTMENT AND ITS RETURN WILL FLUCTUATE AND ARE NOT GUARANTEED. WHEN SOLD, THE VALUE OF THE INVESTMENT MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED.


     THE DATE OF THIS JOINT PROXY STATEMENT-PROSPECTUS IS OCTOBER 25, 1996.

TABLE OF CONTENTS

                                                PAGE
                                                ----
SUMMARY.........................................   1
    The Flagship Acquisition....................   1
    The Reorganizations.........................   1
    Federal Income Tax Consequences.............   1
    Comparison of Funds.........................   1
         Investment Objectives and Policies.....   1
         Management of the Funds and Management
           Fees.................................   2
         Board Members and Officers.............   2
         Distributor of the Funds...............   2
  Distributions.................................   3
  Purchase Procedures and Exchange Rights.......   3
  Redemption Procedures.........................   3
  Transfer Agent and Custodian..................   4
  Auditors......................................   4
  Organization..................................   4
    Costs of the Reorganizations................   4
    Board Recommendation that Shareholders
      Approve the Agreement.....................   4
COMPARATIVE FEE TABLE...........................   5
RISKS AND SPECIAL CONSIDERATIONS................   8
    General.....................................   8
    New Jersey..................................   8
    New York....................................   8
    Comparative Considerations..................   9
THE MEETINGS....................................   9
    General.....................................   9
    Voting; Proxies.............................  10
AVAILABLE INFORMATION...........................  11
PROPOSAL NO. 1--ELECTION OF BOARD MEMBERS.......  11
PROPOSAL 1A. FLAGSHIP FUNDS.....................  11
         Officers...............................  13
PROPOSAL 1B. NUVEEN FUNDS.......................  13
         Officers...............................  15
    Votes Required..............................  16
PROPOSAL NO. 2--INVESTMENT ADVISORY
  AGREEMENTS....................................  16
    Reasons for Shareholders Vote...............   1
         Flagship--Acquisition..................  16
    Board Recommendation........................  17
    Investment Advisory Agreement...............  17
    The New Advisory Agreement..................  18
    Information Concerning Flagship, Nuveen and
      the Acquisition...........................  18
    Flagship....................................  18
    Nuveen Advisory.............................  19
    Votes Required..............................  19
PROPOSAL NO. 3--RULE 12B-1 PLAN.................  20
    Description of the New Rule 12b-1 Plan......  20
         Existing 12b-1 Plan....................  20
    Board Recommendation........................  21
    Votes Required..............................  21
PROPOSAL NO. 4--THE REORGANIZATIONS.............  21
    General.....................................  22
    Terms of Each Reorganization................  22
    Reasons for the Reorganization..............  23

                                                PAGE
                                                ----
    Board Recommendation........................  24
    Votes Required..............................  24
    Description of the Shares to be Issued in
      the Reorganization........................  25
         General................................  25
         Distributions..........................  25
    Comparison of Rights of Holders of the
      Funds.....................................  25
    Comparison of the Investment Objectives and
      Policies..................................  26
         Diversification........................  26
         Investment Grade Quality...............  26
         Average Maturity.......................  26
         AMT Bonds..............................  26
         Concentration..........................  26
         Lease Obligations......................  27
         Temporary Investments..................  27
         Futures and Options....................  27
         Borrowing..............................  27
         Illiquid Securities....................  27
         Other Investment Restrictions..........  27
    Comparison of Management....................  27
    Comparison of Distribution..................  28
    Waiver Comparison...........................  29
    Certain Provisions in the New Trust's
      Declaration
      of Trust..................................  29
    Other Comparisons...........................  29
         Board Members and Officers.............  29
         Fiscal Year............................  29
         Purchase, Exchange and Redemption
           Features and Privileges..............  29
         Transfer Agent and Custodian...........  30
         Auditors...............................  30
         Organization...........................  30
         Surrender and Exchange of Acquired Fund
           Share Certificates...................  30
    Costs Associated with the Reorganizations...  31
    Appraisal Rights............................  31
    Tax Consequences of the Reorganizations.....  31
    Capitalization..............................  32
    Comparative Performance Information.........  33
LEGAL OPINIONS..................................  33
EXPERTS.........................................  33
SHAREHOLDER PROPOSALS...........................  33
GENERAL.........................................  34
ANNEX A
ADDITIONAL INFORMATION ABOUT THE NEW FUNDS...... A-1
ANNEX B
FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND
  LIQUIDATION................................... B-1
ANNEX C
HOLDERS OF MORE THAN 5% OF ANY CLASS OF A FUND'S
  SHARES........................................ C-1
ANNEX D
FORM OF NEW INVESTMENT ADVISORY AGREEMENT....... D-1
ANNEX E
FORM OF NEW RULE 12B-1 PLAN..................... E-1

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Joint Proxy Statement--Prospectus, the Agreement (a form of which is attached to this Joint Proxy Statement--Prospectus as Annex B) and the Prospectuses of the Nuveen Funds and the Flagship Funds, which are incorporated herein by reference.

THE FLAGSHIP ACQUISITION

The John Nuveen Company has entered into an Agreement and Plan of Merger dated July 16, 1996 (the "Acquisition Agreement") to acquire Flagship Resources Inc. and its subsidiaries, Flagship Financial Inc. and Flagship Funds Inc. (the "Acquisition" or the "Flagship Acquisition"). It is currently contemplated that the Acquisition will occur on December 31, 1996. Subsequent to the Acquisition, The John Nuveen Company will consider reorganizations or consolidations of the businesses and operations of Flagship Financial Inc. ("Flagship"), the investment adviser of the Flagship Funds and Flagship Funds Inc., the distributor of the Flagship Funds. Each of the proposals contained in this Joint Proxy Statement--Prospectus is contingent upon the consummation of the Acquisition.

Consummation of the Acquisition would constitute an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act") of each Flagship Fund's current investment advisory agreement with Flagship. As required by the 1940 Act, each current investment advisory agreement provides for its automatic termination in the event of its assignment. In anticipation of the Acquisition, a new investment advisory agreement for each Flagship Fund is being proposed for approval by shareholders of each Flagship Fund, along with other matters triggered by the Acquisition.

THE REORGANIZATIONS

The Reorganizations are being proposed to consolidate the respective Nuveen and Flagship Funds into a single family of mutual funds that will be advised by Nuveen Advisory Corp. ("Nuveen Advisory") and distributed by John Nuveen & Co. Incorporated ("Nuveen") and that will feature a uniform set of investment objectives and policies, shareholder purchase options and shareholder account privileges.

Each Agreement provides for the transfer of substantially all the assets of the respective Nuveen Fund and the Flagship Fund to the corresponding New Fund in exchange for shares of the New Fund and the assumption by the New Fund of substantially all the liabilities of the Acquired Funds. As a result of each Reorganization each shareholder of an Acquired Fund will become the owner of that number of full and fractional shares of the same class of the corresponding New Fund having an aggregate value equal to the aggregate value of the shareholder's shares of the Acquired Fund as of the effective time of the Reorganization.


As a result of the Reorganizations, similar Flagship and Nuveen Funds would be combined into a single, larger New Fund with broader and enhanced distribution and the potential for administrative and operating efficiencies, which will help maintain and potentially improve the competitive position of each Fund. It is currently contemplated that the Reorganizations would occur on January 31, 1997.


FEDERAL INCOME TAX CONSEQUENCES

Each Fund's Reorganization will qualify as a tax-free reorganization under
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, no Fund will recognize gain or loss for federal income tax purposes as a result of the Reorganization. In addition, shareholders of an Acquired Fund who receive corresponding New Fund shares pursuant to the Reorganization will recognize no gain or loss for federal income tax purposes. Provided that each Fund qualifies as a qualified investment fund under applicable state tax law and that the proposed Reorganization qualifies as a tax-free reorganization under the Code, no Fund will recognize any gain or loss for applicable state income tax purposes as a result of the Reorganization and shareholders of an Acquired Fund who receive corresponding New Fund shares pursuant to the Reorganization will recognize no gain or loss for applicable state income tax purposes.

COMPARISON OF FUNDS

INVESTMENT OBJECTIVES AND POLICIES. The investment objectives of each New Fund are identical to those of the Nuveen Funds and substantially similar to those of the Flagship Funds. Each Fund seeks high current interest income exempt from both regular federal income tax and the applicable state personal income tax, consistent with preservation of capital, by investing in municipal obligations. The Flagship Funds, in addition, provide that the income sought be consistent with liquidity in addition to preservation of capital.

The investment policies of the New Funds are similar to those of the Nuveen Funds and the Flagship Funds. The salient differences, which are set forth under "Comparison of the Investment Objectives and Policies," include:

- Diversification. New New Jersey and Flagship New Jersey are "non-diversified" under the 1940 Act; Flagship New York, Nuveen New York, New New York and Nuveen New Jersey are "diversified." Being non-diversified, New New Jersey will be able to, and Flagship New Jersey currently is able to, invest more than 5% of their assets in the obligations of an issuer, subject to the diversification requirements of Subchapter M of the Code. This allows each of these Funds, as to 50% of its total assets, to invest more than 5%, but not have more than 25%, in the securities of a single issuer. A "diversified" fund, on the other hand, may not, with respect to 75% of its total assets, invest more than 5% in the securities of a single issuer. Since New New Jersey and Flagship New Jersey may invest a relatively high percentage of their assets in the obligations of a limited number of issuers, they may be more susceptible to any single economic, political or regulatory occurrence than the other Funds, which are diversified.


- Definition of Investment Grade Quality. The New Funds and the Flagship Funds may rely on ratings from Moody's Investor Service, Inc., ("Moody's"), Standard & Poor's Rating Group ("S&P") and Fitch Investors Service, Inc. ("Fitch"), while the Nuveen Funds may not presently rely on ratings by Fitch. Nuveen New Jersey may only invest up to 20% in unrated securities, while the New Funds, Nuveen New York and the Flagship Funds have no such restriction. The New Funds may, therefore, invest in an unlimited amount of Fitch-only rated securities and unrated securities, whereas Nuveen New Jersey may only invest up to 20% in Fitch-only rated securities and unrated securities. The market for Fitch-only rated securities and unrated securities may be less broad than for Moody's and/or S&P rated securities. In addition, with unrated securities, a Fund is more dependent upon the investment manager's credit analysis.


- Average Maturity. The New Funds seek an average maturity of between 15 to 30 years as compared to the Nuveen Funds' goal of 20 to 30 years and Flagship Funds' goal of 15 to 25 years. Generally, securities with longer maturities are more volatile than those with shorter maturities.

- AMT Bonds. The New Funds do not have a restriction on the amount of AMT Bonds purchased; the Nuveen Funds and the Flagship Funds do not allow more than 20% to be invested in AMT Bonds. AMT Bonds are Municipal Obligations, the interest on which is a specific tax preference item for purposes of computing the alternative minimum tax on corporations and individuals. For shareholders whose tax liability is determined under the alternative minimum tax, such shareholders will be taxed on their share of the Fund's exempt-interest dividends that were paid from income earned on AMT Bonds. In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be alternative minimum taxable income. Interest on all Municipal Obligations and therefore all distributions by the Fund that would otherwise be tax exempt is included in calculating a corporation's adjusted current earnings.


- Concentration. The New Funds and the Nuveen Funds may not invest more than 25% in any one industry, with the exception of investments in Municipal Obligations issued by governments or political subdivisions, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Flagship Funds are permitted to invest more than 25% of their assets in a particular segment of the municipal bond market, such as Hospital Revenue Bonds, Housing Agency Bonds, Industrial Development Bonds, Airport Bonds or U.S. Territorial Bonds.


- Municipal Leases. The New Funds and the Flagship Funds have no percentage limitation on non-appropriation lease obligations, whereas the Nuveen Funds are limited to investing no more than 10% of their assets in non-appropriation lease obligations. Certain "non-appropriation" lease obligations may present special risks because the municipality's obligation to make future lease or installment payments depends on money being appropriated each year for this purpose. If an issuer stopped making payment on a lease obligation held by a Fund, the lease obligation would lose some or all of its value. Some lease obligations may be illiquid under certain circumstances.

- Illiquid Securities. The New Funds may not invest more than 15% of their net assets in illiquid securities. The Nuveen Funds limit investment in illiquid securities to 10% of assets. The Flagship Funds have no stated limitation on investment in illiquid securities; however, the Flagship Funds have generally followed the Commission guidelines, which provide that the usual limit on aggregate holdings of illiquid securities is 15% of net assets.

MANAGEMENT OF THE FUNDS AND MANAGEMENT FEES. Nuveen Advisory will serve as the investment adviser to each New Fund, and the portfolio manager of each Nuveen Fund is expected to serve as the portfolio manager for the corresponding New Fund. For management services provided, Nuveen Advisory will receive a fee accrued daily and payable monthly, on a graduated declining basis that starts at an annual rate of .55% of average net assets. Nuveen Advisory also serves as the investment adviser to each Nuveen Fund for the same fee. Flagship currently serves as the investment adviser to each Flagship Fund, although a new investment advisory agreement with Nuveen Advisory is being proposed. For management services provided, Flagship receives a fee accrued daily and payable monthly at an annual rate of .50% of average net assets. See Proposal No. 2--Investment Advisory Agreements.

BOARD MEMBERS AND OFFICERS. The board members and officers of each of the New Trust, the Nuveen Trust, Nuveen Corp. and the Flagship Trust differ. See Proposal No. 1--Election of Board Members and the Statement of Additional Information.

DISTRIBUTOR OF THE FUNDS. Nuveen will serve as the sponsor and principal underwriter for each New Fund. Nuveen serves in the same capacity for each Nuveen Fund. Flagship Funds Inc. serves as the exclusive selling agent and distributor of each Flagship Fund's shares. Class A Shares of all Funds are generally subject to an initial sales load. Class A Shares of the Flagship Funds are, and of the New Funds will be, sold at the applicable net asset value plus an initial sales charge based upon a schedule that begins at 4.20% for purchases of less than $50,000 and declines thereafter. The schedule for the

Nuveen Funds currently begins at 4.50% for purchases of less than $50,000 and declines thereafter. See "Comparison of Distribution."

Pursuant to Rule 12b-1 under the 1940 Act, the New Funds have adopted a Plan of Distribution and Service ("Plan") which provides that each class of shares (other than Class R) will pay Nuveen a service fee of up to .20%, to be used to compensate authorized dealers, including Nuveen, in connection with the provision of ongoing account services to shareholders. The Nuveen Funds currently have a service fee of up to .25%; the Flagship Funds currently have a service fee of .20%.

The New Fund's Plan also provides for a distribution fee, payable to Nuveen, to be used to reimburse for services and expenses incurred in connection with distribution of Class B and Class C shares. Class A shares have no distribution fee, Class B shares have a .75% distribution fee, and Class C shares have a .55% distribution fee. This is lower than the current distribution fees for the Flagship Funds, which are .20% for Class A and .75% for Class C, and equal to or lower than the current fees for Nuveen Funds, which are 0% for Class A and .75% for Class C. Neither the Nuveen Funds nor the Flagship Funds currently offer Class B shares.

See "Comparative Fee Table" for a comparison of these fees.

DISTRIBUTIONS.

The Nuveen Funds currently, and the New Funds currently intend to, declare and pay dividends monthly. The Flagship Funds currently declare dividends daily and pay dividends monthly. The New Trust's Board will seek to maintain a relatively stable monthly distribution. In addition, Nuveen Advisory will periodically undertake to waive fees and reimburse expenses of the New Funds to the extent necessary to maintain a competitive distribution rate. The current expenses, fee waivers and reimbursements are set forth in the "Comparative Fee Table." Actual amounts may be greater or less than those shown. There is no assurance that the New Funds' actual expenses will be equal to or less than the current actual expenses of the Nuveen Funds or the Flagship Funds and, in some cases, are currently estimated to be higher; actual expenses of the New Funds will be a function of the extent to which fee waivers and reimbursements are necessary to maintain a competitive dividend rate consistent with the past practice of Flagship.

PURCHASE PROCEDURES AND EXCHANGE RIGHTS.

The expenses associated with the purchase of each class of shares of each Fund are set forth in the Comparative Fee Table.

The New Funds allow a minimum initial investment of $3,000, except for Class R, which requires a minimum initial investment of $1 million unless purchased by fee-based advisers, wrap accounts and certain specified categories of investors, such as Nuveen employees and registered representatives of authorized dealers. The New Funds offer four alternative classes of shares for purchase: Class A, Class B, Class C and Class R. Class B Shares convert automatically into Class A Shares eight years after purchase. Class C shares have no conversion feature; except that Class C shareholders who originally acquired their shares from the Nuveen Fund will retain the option to convert their shares to Class A Shares at the end of their six-year holding period on the same basis as described below, although the conversion will no longer occur automatically. Such shareholders will need to exercise this conversion feature if they so desire. Shares may be purchased through authorized dealers or Nuveen by check or payment may be wired. The New Funds offer two different systematic investment programs: the Automatic Deposit Plan and the Payroll Direct Deposit Plan. In addition, shareholders may exchange shares for shares of the same or equivalent class of another Nuveen Mutual Fund with reciprocal exchange privileges at net asset value without sales charge. In addition, the New Funds offer a reinstatement privilege and a Fund Direct privilege to enable shareholders to send money electronically between their accounts and their bank.

The Nuveen Funds offer the same rights and privileges as are available with the New Funds, with the exception of Class B Shares, which are not offered by the Nuveen Funds. In addition, Class C Shares of the Nuveen Funds currently convert automatically to Class A Shares six years after purchase, which eliminates the ongoing 12b-1 distribution fee. Also, the Nuveen Funds allow a minimum investment of $1,000, whereas the New Funds allow a minimum initial investment of $3,000.

The Flagship Funds allow a minimum initial investment of $3,000. The Flagship Funds offer two alternative classes of shares for purchase: Class A and Class C. There is no conversion of Class C Shares into Class A Shares. Shares may be purchased through an authorized dealer, by mail or by wire. The Flagship Funds offer shareholders who receive a quarterly statement from Flagship a monthly automatic investment plan. Shares may be exchanged for shares of another fund within the Flagship Trust at net asset value without a sales charge. In addition, the Flagship Funds offer a reinstatement privilege. All privileges currently offered by a Flagship Fund will also be offered by the corresponding New Fund.

REDEMPTION PROCEDURES.

The redemption charges associated with each class of shares for each Fund are set forth in the Comparative Fee Table. The New Funds allow a variety of redemption options, including: by orders placed with an authorized dealer; by written request; by TEL-A-CHECK; by TEL-A-WIRE or Fund Direct; or through an automatic withdrawal plan. The Nuveen Funds offer the same redemption options as the New Funds. The Flagship Funds also offer essentially the same redemption options, allowing shareholders to place an order for redemption with a financial consultant, by written request, by telephone, through a systematic withdrawal plan or by direct deposit into a bank account.

TRANSFER AGENT AND CUSTODIAN.

Shareholder Services, Inc. will be the transfer agent and Chase Manhattan Bank will be the custodian for the New Funds. They currently serve as the transfer agent and custodian for the Nuveen Funds. State Street Bank and Trust Company currently serves as the transfer agent and custodian for the Flagship Funds.

AUDITORS.

The auditors for the New Funds, the Nuveen Trust and the Nuveen Corp. are Arthur Andersen LLP. The auditors for the Flagship Trust are Deloitte & Touche LLP.

ORGANIZATION.

The Nuveen Trust, the Flagship Trust and the New Trust are all Massachusetts business trusts; Nuveen Corp. is a Minnesota corporation.

COSTS OF THE REORGANIZATIONS.

The costs associated with the Reorganizations for both the Nuveen Funds and Flagship Funds will be borne by and allocated between Flagship and Nuveen Advisory.

BOARD RECOMMENDATION THAT SHAREHOLDERS APPROVE THE AGREEMENT.

THE BOARD OF EACH OF THE NUVEEN TRUST, THE NUVEEN CORP. AND THE FLAGSHIP TRUST HAVE DETERMINED THAT THE TRANSACTIONS CONTEMPLATED BY THE AGREEMENT ARE ADVISABLE AND IN THE BEST INTERESTS OF EACH FUND'S SHAREHOLDERS.

THE BOARDS ARE UNANIMOUSLY RECOMMENDING THAT THE SHAREHOLDERS APPROVE THE AGREEMENT BY VOTING FOR PROPOSAL 4.

In making this recommendation, the Boards considered the following factors, among others:


- Portfolio Management -- The Boards evaluated the qualifications and capabilities of Nuveen Advisory to serve as investment adviser, noting that Nuveen Advisory has extensive experience managing municipal bond investment companies with approximately $30 billion under management. In addition, Nuveen Advisory is part of an organization that provides investment advice to or credit surveillance for a large number of open-end and exchange-traded funds and unit trusts. Total assets under management or credit surveillance by Nuveen and affiliates is in excess of $45 billion.


- Investment Objectives and Policies -- The investment objectives and policies of each corresponding Fund are similar, each having a value-investing orientation, commitment to research, and a focus on capital preservation. Thus, the New Funds are expected to be managed prospectively in substantially the same manner as the Nuveen Funds and the Flagship Funds are currently managed.

- Increased Investment Choices -- The New Funds would offer additional classes of shares, which would provide existing and future shareholders the benefit of an expanded set of purchase options.

In addition, the Flagship Trust Board considered, among other things:

- Administrative and Operating Efficiencies -- The Board determined that Nuveen has access to a broad array of distribution channels and that Fund shareholders would potentially benefit from Nuveen's national sales organization. Broader distribution should result in administrative and operating efficiencies to the Funds from asset growth.

- Reorganization Costs and Tax Consequences -- The costs and expenses of the Reorganizations would be borne by Flagship and Nuveen Advisory, and will not be borne by shareholders. In addition, the Reorganizations should not result in any material adverse Federal income tax consequences for the Funds or their shareholders.


- Continuity of Management Personnel -- Senior personnel of Flagship have agreed to sign long-term employment contracts with Nuveen.


In addition, the Nuveen Trust Board and the Nuveen Corp. Board considered, among other things:

- Increased Distribution Capabilities -- Nuveen Funds will gain broader distribution with brokers and have the potential to expand distribution with financial planners and financial institutions based on a wider product line offering. This, in turn, creates the potential for asset growth and administrative and operating efficiencies.

- Increased Range of Investment Products -- Nuveen Fund shareholders will have access to an expanded selection of investment products in the combined Nuveen Flagship family of funds.


- Continuity of Portfolio Management -- It is expected that the current portfolio managers for the Nuveen Funds will continue as managers of the New Funds.

COMPARATIVE FEE TABLE

The purpose of the following tables is to assist shareholders of the Acquired Funds in understanding the costs and expenses that a shareholder in the corresponding New Fund would bear directly or indirectly.

----------------------------------------------------------------------------------------------------------------
                                                                       -----------------------------------------

                  SHAREHOLDER TRANSACTION EXPENSES                                     EACH FUND
                (AS A PERCENTAGE OF OFFERING PRICE)                    CLASS A     CLASS B    CLASS C    CLASS R
----------------------------------------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases
  Nuveen                                                               4.50%(1)         --       None       None
  Flagship                                                             4.20%(1)         --       None         --
  New                                                                  4.20%(1)       None       None       None
Maximum Sales Load Imposed on Reinvested Dividends
  Nuveen                                                                   None         --       None       None
  Flagship                                                                 None         --       None         --
  New                                                                      None       None       None       None
Redemption Fees
  Nuveen                                                                   None         --       None       None
  Flagship                                                                 None         --       None         --
  New                                                                      None       None       None       None
Exchange Fees
  Nuveen                                                                   None         --       None       None
  Flagship                                                                 None         --       None         --
  New                                                                      None       None       None       None
Deferred Sales Charge (as a percentage of lesser of purchase price or redemption proceeds)
  Nuveen                                                                None(2)         --     Yes(4)       None
  Flagship                                                              None(2)         --     Yes(4)         --
  New                                                                   None(2)     Yes(3)     Yes(4)       None
----------------------------------------------------------------------------------------------------------------

(1) Reduced sales charges apply to purchases of $50,000 or more. Purchases of $1 million or more have no initial sales load imposed on purchases, but may be subject to a contingent deferred sales charge.

(2) Class A purchases of $1 million or more at net asset value in a Nuveen Fund, a Flagship Fund or a New Fund may be subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(3) Class B Shares are assessed a declining contingent deferred sales load if redeemed within six years of purchase based on the following yearly schedule:
5%, 4%, 4%, 3%, 2% and 1% for years one through six, respectively.

(4) Class C Shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

The fees and expenses for the Acquired Funds are based upon the actual expenses for their last fiscal year, which was January 31, 1996 for Nuveen New Jersey, February 29, 1996 for Nuveen New York and May 31, 1996 for the Flagship Funds, except for the last column which reflects the total expenses, after fees, waivers and expense reimbursements for the one-day period ended June 1, 1996 (annualized). The fees and expenses for the New Funds are based upon estimated expenses, waivers and reimbursements for their first full fiscal year.

------------------------------------------------------------------------------------------------------------------------
                                                                                                         TOTAL EXPENSES,
                                                                                                       AFTER FEE WAIVERS
                                                                                    TOTAL EXPENSES,          AND EXPENSE
                                                             OTHER                AFTER FEE WAIVERS       REIMBURSEMENTS
ANNUAL OPERATING EXPENSES         MANAGEMENT     12B-1   OPERATING       TOTAL          AND EXPENSE       (JUNE 1, 1996)
(AS A PERCENTAGE OF NET ASSETS)         FEES      FEES    EXPENSES    EXPENSES      REIMBURSEMENTS*        (ANNUALIZED)*
------------------------------------------------------------------------------------------------------------------------
NEW JERSEY
  Class A
    Nuveen                              .55%      .25%        .45%       1.25%                1.00%                1.00%
    Flagship                            .50%      .40%        .73%       1.63%                 .44%                 .45%
    New                                 .55%      .20%        .27%       1.02%                 .74%                 .74%
  Class B
    Nuveen                                --        --          --          --                   --                   --
    Flagship                              --        --          --          --                   --                   --
    New                                 .55%      .95%        .27%       1.77%                1.49%                1.49%
  Class C
    Nuveen                              .55%     1.00%        .41%       1.96%                1.75%                1.75%
    Flagship                              --        --          --          --                   --                   --
    New                                 .55%      .75%        .27%       1.57%                1.29%                1.29%
  Class R
    Nuveen                              .55%      None        .43%        .98%                 .75%                 .75%
    Flagship                              --        --          --          --                   --                   --
    New                                 .55%      None        .27%        .82%                 .54%                 .54%
NEW YORK
  Class A
    Nuveen                              .55%      .25%        .22%       1.02%                 .99%                 .97%
    Flagship                            .50%      .40%        .30%       1.20%                 .70%                 .75%
    New                                 .54%      .20%        .16%        .90%                 .79%                 .79%
  Class B
    Nuveen                                --        --          --          --                   --                   --
    Flagship                              --        --          --          --                   --                   --
    New                                 .54%      .95%        .16%       1.65%                1.54%                1.54%
  Class C
    Nuveen                              .55%     1.00%        .44%       1.99%                1.73%                1.72%
    Flagship                            .50%      .95%        .32%       1.77%                1.35%                1.40%
    New                                 .54%      .75%        .16%       1.45%                1.34%                1.34%
  Class R
    Nuveen                              .55%      None        .21%        .76%                 .74%                 .72%
    Flagship                              --        --          --          --                   --                   --
    New                                 .54%      None        .16%        .70%                 .59%                 .59%
------------------------------------------------------------------------------------------------------------------------


*Actual amounts may be greater or less than those shown. There is no assurance that the New Funds' actual expenses will be equal to or less than those shown or the current actual expenses of the Nuveen Funds or the Flagship Funds and, in some cases, are currently estimated to be higher; actual expenses of the New Funds will be a function of the extent to which fee waivers and reimbursements are necessary to maintain a competitive dividend rate consistent with the past practice of Flagship.

EXAMPLE

The following example shows what you would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. This example is based upon the actual (or estimated) expenses, after reimbursement, for each Fund as listed under "Total Expenses, After Fee Waivers and Expense Reimbursements" above.

---------------------------------------------------------------------------------------------------------------------
                                                        1 YEAR                                            10 YEARS
                                                                        3 YEARS         5 YEARS
---------------------------------------------------------------------------------------------------------------------
NEW JERSEY
  Class A
    Nuveen                                             $55                  $75             $98             $162
    Flagship                                           $46                  $56             $66             $ 95
    New                                                $49                  $65             $81             $130
  Class B
    Nuveen                                              --                   --              --               --
    Flagship                                            --                   --              --               --
    New                                                $64   (d)            $90(d)         $104(d)          $158  (a)
  Class C
    Nuveen                                             $28   (b)            $55             $95             $168  (c)
    Flagship                                            --                   --              --               --
    New                                                $23   (b)            $41             $71             $156  (c)
  Class R
    Nuveen                                             $ 8                  $24             $42             $ 93
    Flagship                                            --                   --              --               --
    New                                                $ 6                  $17             $30             $ 68
NEW YORK
  Class A
    Nuveen                                             $55                  $75             $97             $161
    Flagship                                           $49                  $63             $79             $125
    New                                                $50                  $66             $84             $136
  Class B
    Nuveen                                              --                   --              --               --
    Flagship                                            --                   --              --               --
    New                                                $65   (d)            $91(d)         $107(d)          $163  (a)
  Class C
    Nuveen                                             $28   (b)            $54             $94             $166  (c)
    Flagship                                           $24   (b)            $43             $74             $162  (c)
    New                                                $24   (b)            $42             $73             $161  (c)
  Class R
    Nuveen                                             $ 8                  $24             $41             $ 92
    Flagship                                            --                   --              --               --
    New                                                $ 6                  $19             $33             $ 74
---------------------------------------------------------------------------------------------------------------------

(a) The ten-year figure for the Class B Shares of the New Funds reflects the automatic conversion of Class B shares into Class A Shares eight years after purchased.

(b) Assumes that the shareholder redeemed on the last day of the year and the contingent deferred sales charge (1% if redeemed within the first year) was applicable. If the shareholder had redeemed on the first day of the next year, the expenses for the Nuveen Funds would have been $18 and the expenses for the Flagship Fund would have been $14. The expenses for the New Jersey New Fund would have been $13 and for the New York New Fund the expenses would have been $14.

(c) The ten-year figure for the Class C Shares of the Nuveen Funds reflects the automatic conversion of Class C Shares into Class A Shares six years after purchase. The Flagship Funds have no conversion privilege. The New Funds have no conversion privilege; except that Class C shareholders who originally acquired their shares from the Nuveen Fund will retain the option to convert their shares to Class A Shares at the end of their six-year holding period. The ten-year figure for the Class C shareholders of the New Fund does not reflect this conversion. Had this conversion been reflected the expenses would have been as follows: $127 for New Jersey and $132 for New York.

(d) Assumes that the shareholder redeemed on the last day of the year and the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (4%), and 5 years (2%). If instead the shareholder had redeemed on the first day of the next year, the expenses would have been as follows: 1 year--$55 for both Funds, 3 years--$79 for New New Jersey and $81 for New New York, and 5 years--$93 for New New Jersey and $95 for New New York. See "How to Buy Fund Shares--Class B Shares."

This example does not represent past or future expenses. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, a Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in this example. This example assumes that the percentage amounts listed under "Total Expenses, After Fee Waivers and Expense Reimbursements" remain the same in each of the periods.

RISKS AND SPECIAL CONSIDERATIONS

GENERAL

As with other bond mutual funds or any long-term, fixed income investment, the value of each New Fund's portfolio will tend to vary inversely with changes in prevailing interest rates. Accordingly, each New Fund should be considered a long-term investment, designed to provide the best results when held for a multi-year period. A New Fund may not be suitable if you have a short-term investment horizon. Additionally, each New Fund's portfolio may be susceptible to political, economic or regulatory developments affecting issuers of Municipal Obligations in its state. The New Funds are "non-diversified", and, therefore, may be more susceptible to any single economic political or regulatory occurrence than a "diversified" fund. The New Funds also have the ability to engage in certain investment practices, including the purchase of Municipal Obligations that pay interest subject to the federal alternative minimum tax, the purchase or sale of securities on a when-issued or delayed delivery basis, the purchase or sale of municipal lease and installment purchase obligations, and the purchase or sale of futures or options for hedging purposes. As described elsewhere in this Joint Proxy Statement-Prospectus, the New Funds have no present intention of purchasing or selling futures or options.

In addition, the following information is a brief summary of special factors that affect the risk of investing in Municipal Obligations issued within each New Fund's state. This information was obtained from official statements of issuers located in these states as well as from other publicly available official documents and statements and is not intended to be a complete description. The New Funds have not independently verified any of the information contained in these statements and documents. See the Statement of Additional Information for further information relating to current political, economic or regulatory risk factors as well as information relating to legal proceedings which may adversely affect a state's financial position.

NEW JERSEY

New Jersey is the ninth largest state in population and the fifth smallest in land area. In 1994 New Jersey ranked second among all states in per capita personal income. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries. The national recession adversely affected employment in New Jersey; the unemployment rate increased from 3.6% in early 1989 to 6.6% in April 1996. There was a surplus in the general fund of $1 million at the end of fiscal year 1990, $1.4 million at the end of fiscal year 1991, $760.8 million at the end of fiscal year 1992, $937.4 million at the end of fiscal year 1993, $926.0 million at the end of fiscal year 1994, and it is estimated that New Jersey closed its fiscal year 1995 with a surplus of approximately $569 million. In 1990 and 1991, increases in New Jersey sales and use tax and income tax took effect in order to increase revenue from those sources, although there have been recent reductions in both the sales and use tax and the income tax. Currently, Moody's rates New Jersey general obligation bonds Aa1, and S&P rates them AA+ See the Statement of Additional Information for further information relating to fiscal and revenue matters affecting the State.

NEW YORK

New York State has historically been one of the wealthiest states in the nation. For decades, however, the State's economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. New York City has faced greater competition as other major cities have developed financial and business resources which make them less dependent on the specialized services traditionally available almost exclusively in New York City, which has had an additional negative impact on New York City's recovery. The State has for many years had a very high State and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

The State's economic growth continues to lag behind the nation's due in part to continued consolidation in the banking and financial services industries and further reductions in manufacturing employment. The State has projected the rate of economic growth to slow within New York during 1996 and 1997 despite continued moderate expansion of the national economy.

The State ended its 1995-96 fiscal year in balance on a cash basis with a General Fund cash surplus of approximately $445 million. The State Legislature enacted the State's 1995-96 fiscal year budget on June 7, 1995, more than two months after the start of that fiscal year.

The State budget for the 1996-97 fiscal year was enacted on July 13, 1996, more than two months after the start of the fiscal year. The State Financial Plan dated July 25, 1996 for such fiscal year projected a balanced general fund and receipts and disbursements of $33.2 billion and $33.1 billion, respectively. The State's 1996-97 fiscal year budget projects savings in a number of areas and increased revenues based on continuing improvement in the State's economy. The delay in the enactment of the budget may negatively affect certain proposed actions and reduce projected savings and various factors could reduce economic activity and tax receipts.

While the City was forced to close unexpected budget gaps during fiscal year 1996, the City has projected that it ended such fiscal year with a balanced budget. The City's budget is balanced for fiscal year 1997 and includes $2.6 billion of budget gap closing measures. The City's 1997-2000 financial plan projects budget gaps of $1.7 billion, $2.7 billion and $3.4 billion for fiscal years 1998, 1999 and 2000, respectively. If State or Federal aid in later years is less than the levels projected in the Mayor's proposal, projected savings may be negatively impacted and the Mayor may be required to propose significant additional spending reductions or tax increases to balance the City's budget for the 1997 and later fiscal years. If the State, the State Agencies, New York City, other municipalities or school districts were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, or increasing the risk of a default, the market price of Municipal Obligations issued by such entities could be adversely affected.

Absent appropriate legislative relief, the City may also face limitations on its borrowing capacity after 1998 under the State's Constitution that will prevent it from borrowing additional funds, as a result of the decrease in real estate values within the City. The inability to finance capital improvements would increase the City's budget gaps in later years.

COMPARATIVE CONSIDERATIONS

The portfolio characteristics of the New Funds will reflect the blended characteristics of corresponding Nuveen Funds and Flagship Funds that are proposed to be combined into the New Fund. The following characteristics are as of May 31, 1996 for the Nuveen Funds and for the Flagship Funds, and for the New Funds, reflect the blended characteristics of the Nuveen Funds and the Flagship Funds as of that same date.

-----------------------------------------------------------------------------------------------------------------------------
                                                           AVG.                       PORTFOLIO QUALITY(3)
                            SEC                     DURATION(2)     ---------------------------------------------------------
                       YIELD(1)                         (YEARS)       AAA        AA         A       BBB     UNRATED     OTHER
                                           AVG.
                                    MATURITY(2)
                                        (YEARS)
-----------------------------------------------------------------------------------------------------------------------------
NEW JERSEY
  Nuveen                 4.87%            16.18            6.80     43.00%     5.70%    30.20%     8.20%     11.40%     1.50 %
  Flagship               5.35%            18.86            8.34     54.47%     8.09%    22.03%    13.14%      2.27%       --
  New (Pro forma)(4)     5.03%            16.61            7.05     44.86%     6.09%    28.87%     9.00%      9.92%     1.26 %
NEW YORK
  Nuveen                 4.76%            18.77            7.84     29.60%    11.90%    12.20%    44.90%      1.40%       --
  Flagship               5.11%            20.90            8.49     12.90%    19.50%    14.61%    46.33%      3.19%     3.47 %
  New (Pro forma)(4)     4.93%            19.27            7.99     25.74%    13.66%    12.76%    45.23%      1.81%      .80 %
-----------------------------------------------------------------------------------------------------------------------------


(1) The SEC yield provided for each Fund represents the SEC yield for Class A Shares for the 30 days' ended May 31, 1996. The SEC yield is computed by dividing the net investment income per share earned during a specified one month or 30-day period by the maximum offering price per share on the last day of the period. The pro forma SEC yield reflects the New Fund's up-front sales charge and estimated expense ratio, and, therefore, is not necessarily indicative of the actual yield to any particular shareholder. The SEC yield for Class C and Class B would vary.



(2) Both dollar-weighted average maturity and duration reflect the sensitivity of a Fund to interest rate fluctuations, whereby a Fund with a longer maturity and duration reacts more strongly to interest rate changes than a Fund with a shorter maturity and duration. The average dollar-weighted maturity of a Fund is the dollar-weighted average of the stated maturities of all debt instruments held by the Fund. Duration is the weighted present value of principal and interest payments expressed in years and may more accurately measure a Fund's sensitivity to incremental changes in interest rates than average maturity. For example, a Fund with a duration of 5.0 years should have roughly half the interest rate sensitivity of a Fund with a duration of 10.0 years.


(3) Represents the higher of ratings by Moody's and S&P in the case of the Nuveen Funds, and the higher of the ratings of Moody's, S&P and Fitch in the case of the Flagship Funds and the New Funds. See Annex A to the Statement of Additional Information for a general description of Moody's, S&P's and Fitch's ratings of Municipal Obligations.

(4) Reflects the blended characteristics of the Nuveen Fund and the Flagship Fund as of May 31, 1996.

THE MEETINGS

GENERAL

This Joint Proxy Statement--Prospectus is furnished in connection with the solicitation by the Boards of the Companies of proxies to be voted at the Acquired Funds' Special Meetings to be held in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606 on Thursday, December 12, 1996, at 10:00 a.m., and at any and all adjournments. At the meetings, shareholders of the Nuveen Funds and the Flagship Funds will be asked to approve the following:

     (1) To elect eight (8) board members:

        (a)  for the Flagship Funds, to the Board of the Flagship Trust,

        (b1) for Nuveen New Jersey, to the Board of the Nuveen Trust;

        (b2) for Nuveen New York, to the Board of Nuveen Corp.

     (2) For the Flagship Funds, to approve a new investment advisory agreement with Nuveen Advisory Corp.;

     (3) For the Flagship Funds, to approve a new Rule 12b-1 Plan;

     (4) Reorganizations as follows:

        (a) shareholders of Nuveen New Jersey and Flagship New Jersey will be asked to approve an Agreement and Plan of Reorganization (the "New Jersey Agreement") whereby substantially all the assets and liabilities of Nuveen New Jersey and Flagship New Jersey will be acquired by Nuveen Flagship New Jersey Municipal Bond Fund ("New New Jersey"), in exchange for shares of New New Jersey; and

        (b) shareholders of Nuveen New York and Flagship New York will be asked to approve an Agreement and Plan of Reorganization (the "New York Agreement") whereby substantially all the assets and liabilities of Nuveen New York and Flagship New York will be acquired by Nuveen Flagship New York Municipal Bond Fund ("New New York") in exchange for Shares of New New York.

The New Jersey Agreement and the New York Agreement are each referred to as an "Agreement."

The following table indicates which shareholders are solicited with respect to each proposal:

------------------------------------------------------------------------------------------------------------------
                                                    FLAGSHIP            FLAGSHIP            NUVEEN          NUVEEN
                   PROPOSAL                        NEW JERSEY           NEW YORK          NEW JERSEY       NEW YORK
------------------------------------------------------------------------------------------------------------------
1) Election of Board Members                                  X                   X                X              X
2) Investment Advisory Agreements                             X                   X
3) Rule 12b-1 Plan                                            X                   X
4) Reorganizations                                            X                   X                X              X
-------------------------------------------------------------------------------------------------------------------

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Joint Proxy Statement--Prospectus, and all other costs in connection with the solicitation of proxies for the Acquisition and the Reorganizations will be paid for by and allocated between Nuveen Advisory and Flagship and, with respect to the Nuveen Funds, to the extent the costs are incremental and relate to matters other than the Acquisition or the Reorganizations, they will be paid by the Nuveen Funds.

Additional solicitation may be made by letter, telephone or telegraph by officers of the Companies, by officers or employees of Flagship or Nuveen Advisory, or by dealers and their representatives, who will receive no extra compensation for their services. In addition, Flagship and Nuveen Advisory may retain a firm to assist in the solicitation of proxies, the costs and expenses of which will be paid by Flagship and Nuveen Advisory.

The Board of each Company has fixed the close of business on October 18, 1996 as the record date (the "Record Date") for determining holders of the Fund's shares entitled to notice of and to vote at the meetings. Each shareholder will be entitled to one vote for each share held. At the close of business on the Record Date, the following shares were outstanding:


----------------------------------------------------------------------------------------------------------------
                                                          CLASS A               CLASS C
                                                                                                         CLASS R
----------------------------------------------------------------------------------------------------------------
NUVEEN TRUST
  Nuveen New Jersey                                     1,547,561               200,744                4,224,753
NUVEEN CORP.
  Nuveen New York                                       1,882,858                78,211               14,632,817
FLAGSHIP TRUST
  Flagship New Jersey                                   1,108,252                    --                       --
  Flagship New York                                     4,771,223               208,765                       --
----------------------------------------------------------------------------------------------------------------



This Joint Proxy Statement--Prospectus is first being mailed to shareholders of the Acquired Funds on or about November 6, 1996. EACH ACQUIRED FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT UPON REQUEST. SUCH WRITTEN OR ORAL REQUEST SHOULD BE DIRECTED, FOR THE NUVEEN FUNDS, TO JOHN NUVEEN & CO. INCORPORATED AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-621-7277 AND, FOR THE FLAGSHIP FUNDS, TO FLAGSHIP FINANCIAL INC. AT ONE SOUTH MAIN STREET, DAYTON, OHIO 45402 OR BY CALLING 1-800-414-7447.


VOTING; PROXIES

Shares of each Acquired Fund entitled to vote at the meeting that are represented by properly executed proxies will, unless such proxies have been revoked, be voted in accordance with the shareholder's instructions indicated on such proxies. If no contrary instructions are indicated, all such shares will be voted FOR the election of the persons who have been nominated as Board Members for the applicable Company and FOR Proposals 2, 3 and 4.

For the Flagship Funds, a quorum of shareholders of the Flagship Trust is required to take action at the meeting. For the Nuveen Funds, a quorum of shareholders of the Nuveen Trust and the Nuveen Corp., respectively, is required to take action at each meeting. A majority of the shares entitled to vote at each meeting, represented in person or by proxy, will constitute a quorum of shareholders.

Votes cast by proxy or in person at each meeting will be tabulated by the inspectors of election appointed for that meeting. The inspectors of election will determine whether or not a quorum is present at that meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.


For purposes of determining the approval of the matters submitted to shareholders for a vote, (i) abstentions and broker non-votes will have the same effect as a vote against Proposals 2, 3 and 4, (ii) in the case of the Flagship Trust and the Nuveen Trust, abstentions and broker non-votes will have no effect on the election of Board Members and (iii) in the case of the Nuveen Corp., abstentions and broker non-votes will have the same effect as a vote against the election of Board Members.


The details of each proposal to be voted upon by shareholders of the Acquired Funds and the vote required for approval of each proposal are set forth under the description of each proposal below. Shareholders of any Acquired Fund who execute proxies may revoke them at any time before they are voted by filing with such Acquired Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person.

If, by the time scheduled for the meeting, a quorum of shareholders of a Company is not present or if a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the meeting for the Company to permit further soliciting of proxies from shareholders of the Company. Any such adjournment will require the affirmative vote of a majority of the shares of the Company (or Fund) present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the Company's shareholders.

AVAILABLE INFORMATION

The Acquired Funds and the New Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the 1940 Act and in accordance therewith are required to file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Northeast Regional Office, Suite 1300, Seven World Trade Center, New York, New York 10048 and Midwest Regional Office, Suite 1400, Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

The New Trust has filed with the Commission a registration statement on Form N-14 (herein, together with all amendments and exhibits, referred to as the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), relating to the New Funds shares to be issued pursuant to the Reorganization. This Joint Proxy Statement--Prospectus and the related Statement of Additional Information does not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the Commission. For further information with respect to the New Funds shares to be issued pursuant to the Reorganization, reference is hereby made to the Registration Statement. Statements contained in the Joint Proxy Statement--Prospectus and the related Statement of Additional Information as to the content of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document included as an Annex hereto or filed as an exhibit to the Registration Statement.

The information in this Joint Proxy Statement--Prospectus concerning the New Funds has been furnished by the New Funds, and the information concerning the Acquired Funds have been furnished by the Acquired Funds. This Joint Proxy Statement--Prospectus constitutes a prospectus of the New Funds with respect to the New Funds Shares issued pursuant to the Reorganization.

PROPOSAL NO. 1--ELECTION OF BOARD MEMBERS

PROPOSAL 1A. FLAGSHIP FUNDS

A condition to the consummation of the Flagship Acquisition is that the composition of the Flagship Trust's Board of Trustees must comply with Section 15(f) of the 1940 Act. Section 15(f) provides, in pertinent part, that for a period of three years after the Acquisition, at least 75% of the members of the Board may not be "interested persons" (as defined in the 1940 Act) of Flagship or Nuveen.

In order to meet the requirements of Section 15(f), eight (8) persons have been nominated to the Board. The nominees include two of the Trust's current disinterested Trustees (Robert P. Bremner and William J. Schneider), four additional disinterested nominees (all four of whom also serve as disinterested members of the boards of the New Trust, the Nuveen Trust, the Nuveen Corp. and other mutual funds managed by Nuveen Advisory) and two nominees who are directors of Nuveen Advisory and who also serve as board members of Nuveen affiliated funds. R. Bremner and W. Schneider have also been nominated to serve as board members of other mutual funds managed by Nuveen Advisory.

The nominees, if elected, will take office upon the consummation of the Acquisition and their election and qualification is contingent upon consummation of the Acquisition. The term of each person elected as Trustee will be from the date of the consummation of the Acquisition until the next meeting held for the purpose of electing Trustees and until his or her successor is elected and qualified. If the Acquisition is not consummated, the current Trustees of the Flagship Trust will continue to serve as the Flagship Trust's Board.

All of the nominees have consented to serve as Trustees. However, if any nominee is not available for election at the time of the meeting, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.


The following table shows each nominee who is standing for election and such nominee's age as of July 31, 1996, principal occupation or employment during the past five years and other board memberships. The table also shows the year in which the nominee was first elected or appointed to the Board of Trustees of the Flagship Trust, in addition to shareholdings in each Flagship Fund.


--------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/PERCENTAGE
                           NAME, AGE AND                                LENGTH OF     BENEFICIALLY OWNED AS OF
                   FIVE-YEAR BUSINESS EXPERIENCE                         SERVICE       JULY 31, 1996 BY FUND
--------------------------------------------------------------------------------------------------------------


Robert P. Bremner (55)                                                  Since 1983                        None
Private Investor and Management Consultant
William J. Schneider (51)                                               Since 1983                        None
Senior Partner, Miller-Valentine Partners, Vice President,
Miller-Valentine Realty, Inc.
Lawrence H. Brown (61)                                                     Nominee                        None
Retired in August 1989 as Senior Vice President of The Northern
Trust Company
*Anthony T. Dean (51)                                                      Nominee                        None
Director and (since July 1996) President of The John Nuveen
Company. John Nuveen & Co. Incorporated, Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.; prior thereto, Executive Vice
President of The John Nuveen Company, John Nuveen & Co.
Incorporated, Nuveen Advisory Corp. and Nuveen Institutional
Advisory Corp.
Anne E. Impellizzeri (63)                                                  Nominee                        None
President and Chief Executive Officer of Blanton-Peale Institute
(since December 1990); prior thereto, Vice President of New York
City Partnership (from 1987 to 1990) and Vice President of
Metropolitan Life Insurance Company (from 1980 to 1987)
Margaret K. Rosenheim (69)                                                 Nominee                        None
Helen Ross Professor of Social Welfare Policy, School of Social
Service Administration, University of Chicago
Peter R. Sawers (63)                                                       Nominee                        None
Adjunct Professor of Business and Economics, University of Dubuque,
Iowa; Adjunct Professor, Lake Forest Graduate School of Management,
Lake Forest, Illinois (since January 1992); prior thereto,
Executive Director, Towers Perrin Australia (management
consultant); Chartered Financial Analyst; Certified Management
Consultant
*Timothy R. Schwertfeger (47)                                              Nominee                        None
Chairman (since July 1996) and Director of The John Nuveen Company,
John Nuveen & Co. Incorporated, Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.; prior thereto Executive Vice
President of The John Nuveen Company, John Nuveen & Co.
Incorporated, Nuveen Advisory Corp. and Nuveen Institutional
Advisory Corp.
--------------------------------------------------------------------------------------------------------------


* Trustees who are or would be "interested persons" as defined in the Investment Company Act of 1940.


R. Bremner and W. Schneider serve as board members of two registered investment companies advised by Flagship. L. Brown, A. Dean, A. Impellizzeri, M. Rosenheim,
P. Sawers and T. Schwertfeger serve as board members of 60 registered investment companies advised by Nuveen Advisory. In addition, A. Dean and T. Schwertfeger serve as board members of six registered investment companies advised by Nuveen Institutional Advisory Corp. The current Trustees of the Flagship Trust are Robert Bremner, William Schneider, Richard P. Davis, Bruce P. Bedford, Joseph F. Castellano and Paul F. Nezi.

The Board met seven times during the Trust's fiscal year ended May 31, 1996. Each then current trustee attended 75% or more of the respective meetings of the Board and the committees of which he was a member.

The Trust currently pays each disinterested trustee $3,750 per quarter plus an additional $1,500 per meeting. As reflected above, the trustees currently serve as board members of one other investment company for which Flagship serves as investment adviser. Trustees or officers who are "interested persons" receive no compensation from the Trust.

The table below shows, for each disinterested trustee, the aggregate compensation paid or accrued by the Trust for the fiscal year ended May 31, 1996 and the total compensation that all Flagship Funds paid to each trustee during the calendar year 1995.

-------------------------------------------------------------------------------------------------------------
                                                                                           TOTAL COMPENSATION
                                                                   AGGREGATE                   FROM TRUST AND
                                                                COMPENSATION                     FUND COMPLEX
TRUSTEE                                                           FROM TRUST                 PAID TO TRUSTEES
-------------------------------------------------------------------------------------------------------------
Robert P. Bremner                                                    $20,500                          $25,500
Joseph F. Castellano                                                 $21,500                          $26,500
William J. Schneider                                                 $21,500                          $26,500
Paul F. Nezi                                                         $21,500                          $26,500
-------------------------------------------------------------------------------------------------------------


OFFICERS. Information about the executive officers of the Trust as of July 31, 1996, with their ages and term of office indicated, is set forth below.



---------------------------------------------------------------------------------------------------------------------
Bruce P. Bedford (56)          Chairman since 1983          Chairman and Chief Executive Officer of Flagship,
                                                            Flagship Funds Inc. and Flagship Resources Inc.
Richard P. Davis (47)          President since 1988         President and Chief Operating Officer of Flagship,
                                                            Flagship Funds Inc. and Flagship Resources Inc.
M. Patricia Madden (61)        Vice President since 1992    Vice President, Operations Flagship Funds Inc.
Michael D. Kalbfleisch (37)    Treasurer and Secretary      Vice President and Chief Financial Officer of Flagship,
                               since 1986                   Flagship Funds Inc. and Flagship Resources Inc.
LeeAnne G. Sparling (33)       Controller since 1995        Director of Portfolio Operations of Flagship.
---------------------------------------------------------------------------------------------------------------------


It is anticipated that, after completion of the Acquisition, the restructured Board will elect new officers who are expected to include persons affiliated with Nuveen and Flagship.

As of July 31, 1996, the trustees and executive officers of the Flagship Trust as a group beneficially did not own any shares of the Flagship Funds and owned 371,154 shares of the Flagship Trust. As of July 31, 1996, no person is known to the Flagship Trust to have owned beneficially more than five percent of the shares of any class of any Flagship Fund, except as set forth in Annex C.

PROPOSAL 1B. NUVEEN FUNDS

In order to conform the board memberships of the Nuveen family of mutual funds after the Acquisition, the same eight (8) persons as shown above for the Flagship Trust have been nominated to each of the Nuveen Trust's Board and the Nuveen Corp.'s Board. The nominees include the Company's current four disinterested Board Members, the Company's current two interested Board Members, and two additional disinterested nominees (both of whom serve as disinterested members of the boards of other mutual funds managed by Flagship).

The nominees, if elected, will take office upon the consummation of the Flagship Acquisition and their election and qualification is contingent upon consummation of the Acquisition. The term of each person elected as a Board Member will be from the date of the consummation of the Acquisition until the next meeting held for the purpose of electing Board Members and until his or her successor is elected and qualified. If the Flagship Acquisition is not consummated, the current Board Members of the Nuveen Trust and the Nuveen Corp. will continue to serve as the Nuveen Trust's Board and the Nuveen Corp.'s Board respectively.

All of the nominees have consented to serve as Board Members. However, if any nominee is not available for election at the time of the Meeting, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

The following table shows each nominee and the year in which the nominee was first elected or appointed to the Board of each of the Nuveen Trust and the Nuveen Corp., in addition to shareholdings in each Nuveen Fund.

------------------------------------------------------------------------------------------------------------------
                                                                                                 SHARES/PERCENTAGE
                                                                                          BENEFICIALLY OWNED AS OF
NAME                                                   LENGTH OF SERVICE                     JULY 31, 1996 BY FUND
------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                                                Nominee                                      None
William J. Schneider                                             Nominee                                      None
Lawrence H. Brown                                             Since 1993                                      None
*Anthony T. Dean                                              Since 1996                                      None
Anne E. Impellizzeri                                          Since 1994                                      None
Margaret K. Rosenheim                         Since 1991 -- Nuveen Trust                                      None
                                              Since 1986 -- Nuveen Corp.
Peter R. Sawers                                               Since 1991                                      None
*Timothy R. Schwertfeger                                      Since 1994                                      None
------------------------------------------------------------------------------------------------------------------

* Board Members who are or would be "interested persons" as defined in the Investment Company Act of 1940.


L. Brown, A. Dean, A. Impellizzeri, M. Rosenheim, P. Sawers and T. Schwertfeger serve as board members of 60 registered investment companies advised by Nuveen Advisory. In addition, A. Dean and T. Schwertfeger serve as board members of six registered investment companies advised by Nuveen Institutional Advisory Corp.
R. Bremner and W. Schneider serve as board members of two registered investment companies advised by Flagship. The current board members of each of the Nuveen Trust and the Nuveen Corp. are L. Brown, A. Dean, A. Impellizzeri, M. Rosenheim,
P. Sawers and T. Schwertfeger.


A. Dean, M. Rosenheim and T. Schwertfeger currently serve as members of the executive committee of the Nuveen Trust's Board and of the Nuveen Corp.'s Board. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The executive committee of the Nuveen Trust held twelve meetings for the fiscal year ended January 31, 1996 and the executive committee of the Nuveen Corp. held twelve meetings for the fiscal year ended February 29, 1996 . All the executive committee meetings were held for the sole purpose of declaring dividends.

Each Board has an audit committee composed of L. Brown, A. Impellizzeri, M. Rosenheim and P. Sawers, disinterested Board Members of each Board. The audit committee reviews the work and any recommendations of the Company's independent public auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee of the Nuveen Trust held three meetings for the fiscal year ended January 31, 1996 and the audit committee of the Nuveen Corp. held two meetings for the fiscal year ended February 29, 1996.


Nomination of those Board Members who are disinterested Board Members of each of the Nuveen Trust and the Nuveen Corp. is the responsibility of a nominating committee composed of the disinterested Board Members of such Company. It identifies and recommends individuals to be nominated for election as Board Members. The nominating committee of the Nuveen Trust held one meeting for the fiscal year ended January 31, 1996 and the nominating committee of the Nuveen Corp. held one meeting for the fiscal year ended February 29, 1996. No policy or procedure has been established as to the recommendation of nominees by shareholders.


The Board of the Nuveen Trust held five meetings for the fiscal year ended January 31, 1996. The Board of the Nuveen Corp. held six meetings for the fiscal year ended February 29, 1996. During the fiscal year, each Board Member proposed for election attended 75% or more of the respective Company's Board meetings and the committee meetings (if a member thereof).

The interested Board Members serve without any compensation from either the Nuveen Trust or the Nuveen Corp. The disinterested Board Members receive a $45,000 annual retainer for serving as a board member of all funds sponsored by Nuveen and managed by Nuveen Advisory and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the funds managed by Nuveen Advisory on the basis of relative net asset sizes. The Nuveen Trust and the Nuveen Corp. each has adopted a Directors' Deferred Compensation Plan pursuant to which a Board Member may elect to have all or a portion of the Board Member's fee deferred. Board Members may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the Board Members wishes to begin deferral.

The table below shows, for each disinterested Board Member, the aggregate compensation paid or accrued by the Nuveen Trust for the fiscal year ended January 31, 1996 by the Nuveen Corp. for the fiscal year ended February 29, 1996 and the total compensation that all Nuveen Funds paid to each Trustee during the calendar year 1995.

-------------------------------------------------------------------------------------------------------------------
                                                                                                 TOTAL COMPENSATION
                                     AGGREGATE                       AGGREGATE                     FROM TRUST AND
                                   COMPENSATION                    COMPENSATION                     FUND COMPLEX
     TRUSTEES                    FROM NUVEEN TRUST               FROM NUVEEN CORP.                PAID TO TRUSTEES
-------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown                           $1,873                          $1,255                          $55,500
Anne E.
  Impellizzeri                              $1,873                          $1,255                          $63,000
Margaret K.
  Rosenheim                                 $1,971                       $1,370(1)                       $62,322(2)
Peter R. Sawers                             $1,873                          $1,255                          $55,500
-------------------------------------------------------------------------------------------------------------------

(1) Includes $161 in interest accrued on deferred compensation from prior years.

(2) Includes $1,572 in interest accrued on deferred compensation from prior years.


OFFICERS. Information about the executive officers of the Nuveen Trust and the Nuveen Corp. as of July 31, 1996, with their ages and term of office indicated, is set forth below.



-------------------------------------------------------------------------------------------------------
William M. Fitzgerald, 32                                             Vice President
Vice President of Nuveen Advisory Corp. (since December 1995);        (since 1996)
prior thereto, Assistant Vice President (from September 1992 to
December 1995) and Assistant Portfolio Manager (from June 1988 to
September 1992) of Nuveen Advisory Corp., Chartered Financial
Analyst.
Kathleen M. Flanagan, 49                                              Vice President
Vice President of John Nuveen & Co. Incorporated and (since 1996)     (since 1994)
Vice President of Nuveen Advisory Corp. and Nuveen Institutional
Advisory Corp.
J. Thomas Futrell, 41                                                 Vice President
Vice President of Nuveen Advisory Corp.; Chartered Financial          (since 1991)
Analyst.
Steven J. Krupa, 38                                                   Vice President
Vice President of Nuveen Advisory Corp.                               (since 1990)
Anna R. Kucinskis, 50                                                 Vice President
Vice President of John Nuveen & Co. Incorporated.                     (since 1991)
Larry W. Martin, 45                                                   Vice President (since 1993) &
Vice President (since September 1992), Assistant Secretary and        Assistant Secretary (since 1987)
Assistant General Counsel of John Nuveen & Co. Incorporated; Vice
President (since May 1993) and Assistant Secretary of Nuveen
Advisory Corp.; Vice President (since May 1993) and Assistant
Secretary (since January 1992) of Nuveen Institutional Advisory
Corp.; Assistant Secretary (since February 1993) of The John Nuveen
Company; Director of Nuveen Duff & Phelps Investment Advisors
(since January 1995).
O. Walter Renfftlen, 57                                               Vice President & Controller
Vice President and Controller of The John Nuveen Company (since       (since each Company's
March 1992), John Nuveen & Co. Incorporated, Nuveen Advisory Corp.    organization)
and Nuveen Institutional Advisory Corp.
Thomas C. Spalding, Jr., 45                                           Vice President
Vice President of Nuveen Advisory Corp. and Nuveen Institutional      (since each Company's
Advisory Corp.; Chartered Financial Analyst.                          organization)
H. William Stabenow, 62                                               Vice President & Treasurer
Vice President and Treasurer of The John Nuveen Company (since        (since 1988)
March 1992), John Nuveen & Co. Incorporated, Nuveen Advisory Corp.
and Nuveen Institutional Advisory Corp. (since January 1992).
James J. Wesolowski, 46                                               Vice President & Secretary
Vice President, General Counsel and Secretary of The John Nuveen      (since 1988)
Company (since March 1992), John Nuveen & Co. Incorporated, Nuveen
Advisory Corp. and Nuveen Institutional Corp.

Gifford R. Zimmerman, 39                                              Vice President (since 1993) &
Vice President (since September 1992); Assistant Secretary and        Assistant Secretary (since 1988)
Assistant General Counsel of John Nuveen & Co. Incorporated; Vice
President (since May 1993) and Assistant Secretary of Nuveen
Advisory Corp.; Vice President (since May 1993) and Assistant
Secretary (since January 1992) of Nuveen Institutional Advisory
Corp.; Assistant Secretary of The John Nuveen Company (since May
1994).
-------------------------------------------------------------------------------------------------------

It is anticipated that, after completion of the Acquisition, the restructured Boards will elect new officers who are expected to include persons affiliated with Nuveen and Flagship.

As of July 31, 1996, the Board Members and executive officers of each Company as a group did not own beneficially any shares of the Nuveen Funds, the Nuveen Trust or the Nuveen Corp.

As of July 31, 1996, no person is known to either Company to have owned beneficially more than five percent of any class of the shares of any Nuveen Fund, except as set forth on Annex C.

VOTES REQUIRED

On Proposal 1, all the series of the Nuveen Trust, all series of the Nuveen Corp. and all the series of the Flagship Trust, respectively, will vote in the aggregate, and not by Fund, including other series to which this Joint Proxy Statement--Prospectus does not relate.

For the Nuveen Trust, election of board members requires an affirmative vote of a plurality of the shares of the Nuveen Trust present and entitled to vote at the meeting.

For the Nuveen Corp., election of board members requires an affirmative vote of a majority of the shares of the Nuveen Corp. present and entitled to vote at the meeting.

For the Flagship Trust, election of board members requires an affirmative vote of a plurality of the shares of the Flagship Trust present and entitled to vote at the meeting.

PROPOSAL NO. 2--INVESTMENT ADVISORY AGREEMENTS
[FOR FLAGSHIP FUNDS ONLY]

REASONS FOR SHAREHOLDERS VOTE

Upon the acquisition of Flagship Resources Inc., as described below, the investment advisory agreement for each of the Flagship Funds will immediately terminate, by operation of law. In order for the Flagship Funds to receive advisory services from Nuveen Advisory, shareholders must approve a new investment advisory agreement. The terms of the proposed investment advisory agreements are described below.

FLAGSHIP--ACQUISITION


The John Nuveen Company, the parent company of Nuveen Advisory and Nuveen, has entered into an Agreement and Plan of Merger dated July 16, 1996 (the "Acquisition Agreement") to acquire Flagship Resources Inc. and its subsidiaries, Flagship and Flagship Funds Inc. (the "Acquisition" or the "Flagship Acquisition"). Subsequent to the Acquisition, The John Nuveen Company will consider reorganizations or consolidations of the businesses and operations of Flagship Financial Inc. ("Flagship"), the investment adviser of the Flagship Funds, and Flagship Funds Inc., the distributor of the Flagship Funds. In consideration for the Acquisition, shareholders of Flagship will receive in the aggregate $18 million in cash plus shares of Nuveen valued at $45 million (plus or minus certain adjustments based on the total assets under management as of the closing date), plus up to $20 million of additional contingent merger consideration based on the cumulative performance of the combined municipal bond mutual fund business, commencing January 1, 1997 and concluding December 31, 2000 (the "Contingent Payment Period"). Specifically, the additional contingent consideration will be paid (i) if the municipal bond mutual fund business and managed account business achieves 15% annual growth in assets under management over the Contingent Payment Period, (ii) if operating margins and pricing for such business over such period remains at least as favorable to Flagship and Nuveen as current operating margins and pricing, and (iii) if certain aggregate cost savings are achieved in such business over such period. Bruce P. Bedford (Chairman and Chief Executive Officer of Flagship) and Richard P. Davis (President and Chief Operating Officer of Flagship) have agreed to sign long-term employment contracts with Nuveen upon consummation of the Acquisition and that provide that Mr. Bedford shall serve as an Executive Vice President and Director of Product Management of Nuveen and that Mr. Davis shall serve as a Vice President of Nuveen, Director of the Broker-Dealer Group of Nuveen and General Manager of Nuveen's Dayton operations. In addition, both Mr. Bedford and Mr. Davis will serve on Nuveen's Management Committee.


Consummation of the Acquisition would constitute an "assignment," as that term is defined in the 1940 Act of each Flagship Fund's current investment advisory agreement with Flagship. As required by the 1940 Act, each current investment advisory agreement provides for its automatic termination in the event of its assignment. Consummation of the Acquisition is conditioned upon a number of things, including the receipt of shareholder approval by funds for which Flagship provides investment advisory services that represent at least 92.5% of the assets of all such funds of new investment advisory agreements with Nuveen Advisory. In addition, the Acquisition is conditioned upon investment advisory clients (other than the funds), which represent at least 92.5% of the assets for which any Flagship company provides investment advisory services, consenting to the assignment of their contracts. If the shareholders of a Flagship Fund do not approve the new advisory agreement, The John Nuveen Company and Flagship Resources Inc. nevertheless intend to proceed with the Flagship Acquisition (assuming all conditions precedent have been satisfied or waived, including the 92.5% conditions). In that event, the Flagship Trust's Board would take such action as it deemed to be in the best interests of the shareholders of the Fund, including, if necessary, seeking exemptive relief from the SEC so that Nuveen Advisory could provide investment advisory services to the Fund on an interim basis. If the Flagship Acquisition is not consummated for any reason, then the current advisory agreement with the Funds will continue.


In anticipation of the Acquisition, a new investment advisory agreement with Nuveen Advisory is being proposed for approval by shareholders of each Flagship Fund. A copy of the form of new investment advisory agreement is attached hereto as Annex D.

BOARD RECOMMENDATION

The Flagship Trust's Board met on a number of occasions in connection with consideration of the Acquisition and its anticipated effects upon the Flagship Funds. On July 15, 1996, the Board, including a majority of the Board Members who are not parties to such agreement or interested persons of any such party, voted to approve the new investment advisory agreement and to recommend it to shareholders for approval. For information about the Board's deliberations and the reasons for its recommendation, please also see Proposal No. 4--The Reorganizations.

The Flagship Board recommends that shareholders vote FOR approval of the new investment advisory agreement with Nuveen Advisory.

INVESTMENT ADVISORY AGREEMENT


Flagship acts as investment adviser to the Flagship Trust and each Flagship Fund pursuant to separate Investment Advisory Agreements with each Flagship Fund. Flagship's administrative obligations include: (i) assisting in supervising all aspects of the Trust's operations; (ii) providing the Trust, at Flagship's expense, with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective corporate administration; and (iii) providing the Trust, at Flagship's expense, with adequate office space and related services.


As compensation for the services rendered by Flagship under the Advisory Agreements, Flagship is paid a fee, computed daily and payable monthly with respect to each Fund on a separate basis, at an annual rate of .50% of the average daily net assets of such Fund.

Each Advisory Agreement will terminate automatically upon its assignment and its continuance must be approved annually by the Board or a majority of the particular Fund's outstanding voting shares and in either case, by a majority of the Board's disinterested trustees. Each Advisory Agreement is terminable at any time without penalty by the trustees or by a vote of a majority of the particular Fund's outstanding voting shares on 60 days' written notice to Flagship, or by Flagship on 60 days' written notice to the Trust.


Flagship has advanced all organization expenses of the Trust and each Fund, which include printing of documents, fees and disbursements to the Trust's counsel and accountants, registration fees under the Securities Act of 1933, the 1940 Act, and state securities laws, as well as the initial fees of the Trust's custodian and transfer agent. Such fees aggregated approximately $59,000 for Flagship New Jersey and $257,000 for Flagship New York. The expenses were reimbursed to Flagship by uniform pro rata deductions from the net asset value of the Flagship Fund accrued daily and paid monthly over the five-year period ended May 31, 1996. Flagship has agreed that in the event the operating expenses of a series (including fees paid to Flagship and payments to Flagship Funds Inc. but excluding taxes, interest, brokerage and extraordinary expenses) for any fiscal year ending on a date on which the related Advisory Agreement is in effect, exceed the expense limitations imposed by applicable state securities laws or any regulations thereunder, it will, up to the amount of its fee, reduce its fee or reimburse the Fund in the amount of such excess.


Flagship has acted as investment adviser for each Flagship Fund since each Fund commenced operations as shown below. Also shown below is the date of each current investment advisory agreement, the date when the current investment advisory agreement was last approved by the Flagship Trust's Board and the shareholders of each Flagship Fund, the purpose of the last submission to shareholders of the current investment advisory agreement and the date to which the current investment advisory agreement continues.

---------------------------------------------------------------------------------------------------------------------------
                                                                             APPROVAL OF                       CURRENT
                                                                          CURRENT AGREEMENT                   AGREEMENT
                      COMMENCEMENT        DATE OF CURRENT     -----------------------------------------      CONTINUED BY
      FUND            OF OPERATIONS          AGREEMENT             BOARD              SHAREHOLDERS           TRUSTEES TO
---------------------------------------------------------------------------------------------------------------------------
New Jersey          September 16, 1992       May 15, 1992      August 23, 1996          May 15, 1992(1)     August 23, 1997
New York              January 16, 1991      July 20, 1987      August 23, 1996     December 16, 1991(1)     August 23, 1997
---------------------------------------------------------------------------------------------------------------------------

(1) The current investment advisory agreement was last submitted to the public shareholders for approval after commencement of operations.

THE NEW ADVISORY AGREEMENT


The New Advisory Agreement provides that Nuveen Advisory will act as investment adviser for and manage the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also will administer the Funds' business affairs, and provide office facilities and equipment and certain clerical, bookkeeping and administrative services. For the services and facilities furnished by Nuveen Advisory, each Flagship Fund would pay an annual management fee of .50% of the average daily net assets of such fund computed daily for the period from the date of the consummation of the Flagship Acquisition through January 31, 1997, which is the same rate as the current schedule. Commencing February 1, 1997, each Flagship Fund would pay an annual management fee as follows:


                           --------------------------------------------------
                             AVERAGE DAILY NET ASSET VALUE     MANAGEMENT FEE
                           --------------------------------------------------
                           For the first $125 million             .5500 of 1%
                           For the next $125 million              .5375 of 1%
                           For the next $250 million              .5250 of 1%
                           For the next $500 million              .5125 of 1%
                           For the next $1 billion                .5000 of 1%
                           For net assets over $2 billion         .4750 of 1%
                           --------------------------------------------------


The new investment advisory agreement will be dated as of the date of the consummation of the Flagship Acquisition. The Flagship Acquisition is currently expected to close on December 31, 1996. The new investment advisory agreement will be in effect for an initial term of up to two years, and may continue thereafter from year to year if approved at least annually by a vote of "a majority of the outstanding voting securities" of such Fund, as defined in the 1940 Act, or by the Flagship Trust's Board and, in either event, by the vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose. Notwithstanding the above, if the Reorganization is approved, the new investment advisory agreement would terminate as of the Closing of the Reorganization.



As noted under Item 3, it is also proposed that each Flagship Fund's Rule 12b-1 Plan be amended to authorize the payment to John Nuveen & Co. Incorporated, as distributor of the Class A, Class B and Class C shares of the Fund pursuant to a Distribution Agreement dated as of the date of the consummation of the Acquisition. Such compensation will be in the form of service and distribution fees on the classes of shares of the Fund. The current distribution plan only authorizes the Fund to reimburse any underwriter, distributor or selling agent for out-of-pocket costs and expenditures actually incurred for financing or assisting in the financing of any activity which is primarily intended to result in the sale of the shares of the Fund.



The table below shows the current fee arrangements applicable to each Flagship Fund and illustrates the pro forma effect that the New Advisory Agreement and the new 12b-1 fees (with the new fees) would have had on fees payable by each Fund if such Agreement and 12b-1 Plans had been in effect during the Fund's fiscal year ended May 31, 1996.


-------------------------------------------------------------------------------------------------------------
                                                               MANAGEMENT
FUND                                                                 FEES                          12B-1 FEES
-------------------------------------------------------------------------------------------------------------
New Jersey
  Class A
    Current                                      .50%            $ 48,257            .40%            $ 38,444
    Pro forma                                    .55%            $ 53,083            .20%            $ 19,250
  Class C
    Current                                       N/A                 N/A             N/A                 N/A
    Pro forma                                     N/A                 N/A             N/A                 N/A
New York
  Class A
    Current                                      .50%            $250,480            .40%            $200,142
    Pro forma                                    .55%            $275,528            .20%            $ 99,918
  Class C
    Current                                      .50%            $    291            .95%            $    533
    Pro forma                                    .55%            $    320            .75%            $    437
-------------------------------------------------------------------------------------------------------------

INFORMATION CONCERNING FLAGSHIP, NUVEEN AND THE ACQUISITION

FLAGSHIP


Flagship is 100% owned by Flagship Resources Inc., which in turn is owned by the families of Bruce P. Bedford and Richard P. Davis and various trusts organized for their benefit. Flagship Resources, Inc. is owned 50% by Richard P. Davis Trust, 25% by Susan Logan Bedford and 25% by Julie A. Bedford. The address of Flagship, Flagship Resources, Inc., the Richard P. Davis Trust, Susan Logan Bedford and Julie A. Bedford is One Dayton Centre, One South Main Street, Dayton, OH 45402.


The names, addresses and principal occupations of the principal executive officers and the directors of Flagship are as follows:


--------------------------------------------------------------------------------------------------------
NAME AND ADDRESS                                         PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------------------------------
Bruce P. Bedford                                         Chairman and Chief Executive Officer of
Director                                                 Flagship, Flagship Funds Inc. and Flagship
One Dayton Centre                                        Resources Inc.
One South Main Street
Dayton, Ohio 45402-2030
Richard P. Davis                                         President and Chief Operating Officer of
Director and President                                   Flagship, Flagship Funds Inc. and Flagship
One Dayton Centre                                        Resources Inc.
One South Main Street
Dayton, Ohio 45402-2030
Michael D. Kalbfleisch                                   Vice President and Chief Financial Officer of
Treasurer, Vice President and Chief Financial Officer    Flagship, Flagship Funds Inc. and Flagship
One Dayton Centre                                        Resources Inc.
One South Main Street
Dayton, Ohio 45402-2030
James P. Dunmyer                                         Controller of Flagship, Flagship Funds Inc. and
Controller                                               Flagship Resources Inc.
One Dayton Centre
One South Main Street
Dayton, Ohio 45402-2030
--------------------------------------------------------------------------------------------------------


NUVEEN ADVISORY


Nuveen Advisory is a wholly-owned subsidiary of Nuveen, located at 333 West Wacker Drive, Chicago, Illinois 60606, the oldest and largest investment banking firm specializing in the underwriting and distribution of tax-exempt securities. Nuveen, which maintains the largest research department of all investment banking firms devoted exclusively to municipal securities, has issued over $30 billion of tax-exempt unit trusts since 1961 and currently sponsors 81 management investment company portfolios with approximately $32 billion in tax-exempt securities under management. Over 1,000,000 individuals have invested to date in Nuveen's tax-exempt funds and trusts. Founded in 1898, Nuveen is a majority-owned subsidiary of The John Nuveen Company, which, in turn, is approximately 78% owned by The St. Paul Companies, Inc., 385 Washington Street, St. Paul, Minnesota 55102, a management company of St. Paul, Minnesota, principally engaged in providing property-liability insurance through subsidiaries.

The names, addresses and principal occupations of the principal executive officers and the directors of Nuveen Advisory are as follows:

-------------------------------------------------------------------------------------------------------
NAME AND ADDRESS                    PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger             Chairman of the Board and Director, John Nuveen & Co. Incorporated
Chairman of the Board and
Director
(Principal Executive Officer)
333 West Wacker Drive
Chicago, Illinois 60606
Anthony T. Dean                     President and Director, John Nuveen & Co. Incorporated
President and Director
333 West Wacker Drive
Chicago, Illinois 60606
John P. Amboian                     Executive Vice President, John Nuveen & Co. Incorporated
Executive Vice President
333 West Wacker Drive
Chicago, Illinois 60606
-------------------------------------------------------------------------------------------------------

VOTES REQUIRED

Approval of the new investment advisory agreement for each Flagship Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

PROPOSAL NO. 3--RULE 12B-1 PLAN
FOR FLAGSHIP FUNDS ONLY


In anticipation of the Acquisition, a new Rule 12b-1 Plan is being submitted for shareholder approval of each Fund's Class A and Class C shareholders. A form of the new Rule 12b-1 Plan for each Fund is attached hereto as Annex E.



Rule 12b-1 under the 1940 Act (the "Rule") provides, among other things, that an investment company (mutual fund) may bear expenses of distributing its shares only pursuant to a plan (a "Rule 12b-1 Plan") adopted in accordance with the Rule. Flagship Funds Inc., acting as principal underwriter and distributor for the Trust, distributes each Fund's Class A Shares and Class C Shares.



On July 15, 1996, the Board, including all of the disinterested Board Members, voted to approve the new Rule 12b-1 Plan for each Fund, and directed that it be submitted to the Class A and Class C shareholders of each Fund at the Meeting, along with a recommendation that such shareholders approve such Rule 12b-1 Plan.


If the new Rule 12b-1 Plan is approved by a class, it will become effective for that class and will replace the current Rule 12b-1 Plan upon consummation of the Acquisition. If the shareholders of a class of a Fund do not approve the new Rule 12b-1 Plan, the Board would consider appropriate action.

DESCRIPTION OF THE NEW RULE 12B-1 PLAN

As noted above, a form of the new Rule 12b-1 Plan is attached as Annex E and this summary is qualified in its entirety by reference to Annex E.


Under the new Plan, for the period from the date of the consummation of the Flagship Acquisition through January 31, 1997, each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A shares as a distribution fee and .20 of 1% per year of the average daily net assets of Class A shares as a service fee under the Plan applicable to Class A shares; and up to .75 of 1% per year of the average daily net assets of Class C shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class C shares as a service fee under the Plan applicable to Class C shares. The foregoing fees are consistent with the Fund's current fee structure. Commencing February 1, 1997, each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A shares as a service fee under the Plan applicable to Class A shares, up to .75 of 1% per year of the average daily net assets of Class B shares as a distribution fee under the Plan applicable to Class B shares, up to
 .20 of 1% per year of the average daily net assets of Class B shares as a service fee under the Plan applicable to Class B shares, up to .55 of 1% per year of the average daily net assets of Class C shares as a distribution fee under the Plan applicable to Class C shares and up to .20 of 1% per year of the average daily net assets of Class C shares as a service fee under the Plan applicable to Class C shares.

The distribution fees applicable to the shares under the Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of such shares. These expenses include, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of such shares, certain other expenses associated with the distribution of such shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees. In addition, the distribution fee reimburses Nuveen for providing compensation to Authorized Dealers either at the time of sale or on an ongoing basis.



The service fees applicable to the shares under the Plan will be payable to Nuveen, to be used to compensate Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.



Existing 12b-1 Plan. The existing Plan authorizes the Fund to reimburse any underwriter, distributor or selling agent (a "Seller") for out-of-pocket costs and expenditures actually incurred for financing or assisting in the financing of any activity which is primarily intended to result in the sale of the shares of the Fund. The services for which any such Seller is reimbursed under the existing Plan is substantially similar to that under the new Plan. The existing Plan also authorizes the payment of monthly fees to non-affiliated entities who provide marketing and distribution services to the Fund. Reimbursement is made only to Sellers with which the Fund has entered into a Distribution Agreement. Such authority is subject to the discretion of the Board.


The table below shows, as to the Rule 12b-1 Plan for Class A Shares and the Class C Shares of each Fund, the date adopted, the date of last amendment (if any), the date last approved by the trustees and the date to which it continues.


-----------------------------------------------------------------------------------------------------------------------
                                         ------------------------------------------------------------------------------

                                                                                    CLASS A AND CLASS C RULE 12B-1 PLAN
                                                                                    APPROVAL                DATE
                 FUND                    DATE ADOPTED         AMENDED             BY TRUSTEES           CONTINUED TO
-----------------------------------------------------------------------------------------------------------------------
New Jersey                                May 15, 1992    September 3, 1992        August 23, 1996      August 23, 1997
New York                                 July 20, 1987    September 3, 1992        August 23, 1996      August 23, 1997
-----------------------------------------------------------------------------------------------------------------------

The table below shows the fees paid by each Fund to Flagship Funds Inc. for its Class A Shares and Class C Shares for the fiscal year ended May 31, 1996.

-------------------------------------------------------------------------------------------------------------------------
                                               CLASS A RULE 12B-1 PLAN FEES              CLASS C RULE 12B-1 PLAN FEES
                  FUND                      PAID TO FLAGSHIP FUNDS INC. BY FUND       PAID TO FLAGSHIP FUNDS INC. BY FUND
-------------------------------------------------------------------------------------------------------------------------
New Jersey                                                             $ 38,444                                       N/A
New York                                                               $200,142                                      $533
-------------------------------------------------------------------------------------------------------------------------


The new Rule 12b-1 Plan will be in effect for an initial term beginning upon the date of the consummation of the Acquisition through August 1, 1997 and may continue thereafter from year to year for a class if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of that class, as defined under the 1940 Act, or by the Board, including, in either event, by the vote of a majority of the "non-interested" trustees, cast in person at a meeting called for such purpose.


Pursuant to the new Rule 12b-1 Plan, Nuveen will prepare reports to the Board on a quarterly basis for the Fund's Class A, Class B and Class C Shares showing the amounts paid to the various firms and such other information as from time to time the Board may reasonably request. The Rule requires the Board to review such reports at least quarterly.

In approving the new Rule 12b-1 Plan, the Board determined, as with the current Rule 12b-1 Plan, that there is a reasonable likelihood that the new Rule 12b-1 Plan would benefit the Fund and its shareholders. In doing so, the Board considered several factors, including that the new Rule 12b-1 Plan would (i) enable investors to choose the purchasing option best suited to their individual situations, thereby encouraging current shareholders to make additional investments in each Fund and attracting new investors and assets to the Funds to the benefit of each Fund and its shareholders, (ii) facilitate distribution of each Fund's shares, (iii) help maintain the competitive position of each Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements, and (iv) permit possible administrative and operating efficiencies through increased Fund size.

BOARD RECOMMENDATION


As a result of its consideration of the foregoing factors, the Board voted to approve the new Rule 12b-1 Plan and to submit it to the shareholders for their approval.



The Board recommends that shareholders vote FOR approval of the new Rule 12b-1 Plan.

VOTES REQUIRED

Class A Shares and Class C Shares of each Flagship Fund will vote separately by class on the new Rule 12b-1 plan for their respective classes. Approval of the new Rule 12b-1 plan for each class of each Flagship Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the class. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of the class present at the meeting if more than 50% of the outstanding shares of the class are present in person or by proxy or (2) more than 50% of the outstanding shares of the class.

PROPOSAL NO. 4--THE REORGANIZATIONS

The terms and conditions of each Reorganization are set forth in the Agreement and Plan of Reorganization and Liquidation. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a form of which is attached as Annex B to this Joint Proxy Statement--Prospectus.

GENERAL

The Agreement sets forth the terms of each Reorganization, under which (a) the New Fund would acquire substantially all of the assets of the corresponding Acquired Funds in exchange for newly issued shares of the New Fund and the New Fund's assumption of substantially all the liabilities of such Acquired Funds; and (b) each Acquired Fund would liquidate and distribute to its shareholders pro rata by class the New Fund shares received. As a result of each Reorganization, the assets of the Acquired Funds would be combined into the New Fund and shareholders of the Acquired Funds would become shareholders of the New Fund. Under the Agreement, Class A, Class C and Class R shareholders of the Nuveen Fund will receive Class A, Class C and Class R shares of the New Fund, respectively, and Class A and Class C shareholders of the Flagship Fund will receive Class A and Class C shares of the New Fund, respectively. The investment objectives of each New Fund are identical to those of the Nuveen Funds and are substantially similar to those of the Flagship Funds, the policies of each New Fund are similar to those of the respective Acquired Funds and the general portfolio characteristics of each New Fund, after the Reorganization, would be similar to those of each of the respective Acquired Funds. If the proposals relating to the Agreement are approved, the Effective Time is expected to be the close of business on January 31, 1997.

TERMS OF EACH REORGANIZATION

If the Reorganization is approved and the other conditions are satisfied or waived, at the Effective Time the New Fund will acquire substantially all of the assets of the corresponding Acquired Funds, including cash (other than cash to make final distributions to shareholders), cash equivalents, Municipal Obligations and other securities, receivables and other property owned by such Acquired Funds. In exchange, the New Fund would assume from each such Acquired Fund substantially all debts, liabilities, obligations and duties of the Acquired Fund, and the New Fund would issue to each Acquired Fund shares of the New Fund. The number of New Fund shares to be issued to the Acquired Fund would be that number having an aggregate per share net asset value equal to the aggregate value of that Acquired Fund's assets transferred to, net of the Acquired Fund's liabilities assumed by, the New Fund as of the Effective Time.

The value of an Acquired Fund's assets to be acquired and liabilities to be assumed by the New Fund, and the net asset value per share to be issued by the New Fund, will be determined by the valuation procedures set forth in the particular Acquired Fund's prospectus and for the New Fund, as set forth in this Joint Proxy Statement-Prospectus.

In the event a Reorganization is consummated, as soon as practicable after the Effective Time, each Acquired Fund will liquidate and distribute pro rata to its shareholders of record the New Fund shares it receives. Such liquidation and distribution will be accomplished by opening accounts on the books of the New Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholder accounts the New Fund shares previously credited on those books to the account of the Acquired Fund. In the case of Nuveen New York, this liquidation and distribution is to be accomplished under the Agreement by amending the articles of incorporation of the Nuveen Corp. Each shareholder account will receive the respective pro rata number of New Fund shares of the appropriate class.

Following the Reorganization, every shareholder of an Acquired Fund would own shares of the New Fund that will have an aggregate per share net asset value immediately after the Effective Time equal to the aggregate per share net asset value of that shareholder's Acquired Fund shares immediately prior to the Effective Time. See "Description of Shares to be Issued in the Reorganization" for a description of the rights of such shareholders. Since the New Fund shares issued to the shareholders of the Acquired Fund would be issued at net asset value in exchange for net assets of the Acquired Fund having a value equal to the aggregate per share net asset value of those New Fund shares so issued, the net asset value of the New Fund shares should remain virtually unchanged by the Reorganization. Thus, the Reorganization should result in no dilution of net asset value of any shareholder's holdings. See "Pro Forma Financial Information" in the Statement of Additional Information.

See "Surrender and Exchange of Acquired Fund Share Certificates" for a description of the procedures to be followed by Acquired Fund shareholders to obtain certificates representing their New Fund shares.

Each Agreement may be terminated and the Reorganization abandoned, whether before or after approval by the Acquired Funds' shareholders, at any time prior to the Effective Time (a) by the written consent of the Boards of either the Nuveen Trust or the Nuveen Corp., as the case may be, the Flagship Trust and the New Trust, (b) by either Acquired Fund or the New Fund if any condition to that Fund's obligations under the Agreement has not been satisfied or waived and it reasonably appears that such condition will not be satisfied or (c) by any Fund if the Reorganization has not occurred by June 30, 1997.


The transactions contemplated by the Agreement were presented to the Board of Trustees of the Flagship Trust for consideration at numerous Board meetings held in May, June, July and October, 1996. The Board of Trustees concluded unanimously that the Reorganization is in the best interests of the Flagship Trust, each Flagship Fund and the shareholders of the Flagship Funds.


The transactions contemplated by the Agreement were presented to the Board of Trustees of the Nuveen Trust and to the Board of Directors of the Nuveen Corp. for consideration at numerous Board meetings held in June, July and October, 1996. Each Board concluded unanimously that the respective Reorganization is in the best interests of the Nuveen Trust and the Nuveen Corp., each respective Nuveen Fund and the shareholders of the Nuveen Funds.

REASONS FOR THE REORGANIZATION

During its review and deliberations, the Board of each of the Flagship Trust, the Nuveen Trust and the Nuveen Corp. evaluated the potential benefits, detriments and costs to each Fund and its shareholders of the proposed Reorganization. Each Board received information regarding the new advisory agreement that would be entered into by each New Fund, including a comparison of the proposed fee structure and expense ratios with the existing structures and ratios. The Board of the Flagship Trust requested and received substantial information from Nuveen Advisory and Nuveen regarding their management, history, qualifications and other relevant information, including portfolio transaction practices. Representatives of Nuveen made presentations to the disinterested Trustees of the Flagship Trust on Nuveen's investment, administration and distribution operations and the proposed integration of Flagship's existing investment and distribution capabilities into Nuveen's operations. The Flagship Trust's Board visited Nuveen's Chicago headquarters and met with representatives of Nuveen and the Nuveen Fund's disinterested board members. In addition, the disinterested Trustees of the Flagship Trust Board engaged special legal counsel to advise them in their deliberations, conduct an independent due diligence investigation and assist them in evaluating the appropriateness of the proposed agreements.

The Boards considered the qualifications and capabilities of Nuveen Advisory to serve as investment adviser for the New Funds. In this regard, the Boards noted the fact that Nuveen Advisory has been in operation since 1976 and has extensive experience managing municipal bond investment companies, with approximately $30 billion in assets under management. In addition, Nuveen Advisory is a part of a larger organization that provides investment advice to or credit surveillance for a large number of registered investment companies, including open-end funds and exchange-traded funds. Total assets under management or credit surveillance by Nuveen and its affiliates is in excess of $45 billion.

In evaluating the Reorganization, including the new advisory agreement with the New Funds, the Flagship Funds' Board determined that Fund shareholders potentially would benefit from affiliation with the Nuveen organization for several reasons, including the greater financial strength of the sponsoring entity, access to enhanced credit research from a research department that is the largest in the investment banking industry devoted exclusively to tax-exempt securities, and Nuveen's larger technological infrastructure. In addition, the Flagship Trust's Board considered that Bruce P. Bedford and Richard P. Davis have agreed to sign long-term employment contracts with Nuveen that provide that Mr. Bedford shall serve as an Executive Vice President and Director of Product Management of Nuveen and that Mr. Davis shall serve as a Vice President of Nuveen, Director of the Broker-Dealer Group of Nuveen and General Manager of Nuveen's Dayton operations. In addition, both Mr. Bedford and Mr. Davis will serve on Nuveen's Management Committee. The Board considered the similarities between the investment objectives and policies of the New Funds as compared to the Nuveen Funds and the Flagship Funds and concluded that the objectives are identical to those of the Nuveen Funds and substantially similar to those of the Flagship Funds. In addition, the Boards concluded that the investment policies of the New Funds are similar to those of the Acquired Funds. Moreover, with the proposed change in the investment adviser, Fund shareholders would gain access to a broader array of investments products through the Fund's exchange privilege.

In evaluating the Reorganization, the Boards also considered the qualifications and capabilities of Nuveen to serve as principal underwriter for the New Funds and, with respect to certain classes of Fund shares, to receive Rule 12b-1 payments. In this regard, the Boards noted the fact that Nuveen has been in operation since 1898 and serves as the principal underwriter for open-end funds with assets in excess of $6 billion and has served as co-managing underwriter for approximately $25 billion of exchange-traded funds. The Board of the Flagship Trust determined that Fund shareholders potentially would benefit from the proposed change in distribution in that Nuveen brings a national sales organization and multi-channel distribution system to the Funds, which should result in greater distribution, with resulting administrative and operating efficiencies to the Funds from asset growth. The disinterested Trustees of the Flagship Trust Board also considered the proposed continuing role of senior

Flagship personnel in distribution of the New Funds. The Board of each of the Nuveen Trust and the Nuveen Corp. recognized that the Nuveen Funds will gain broader distribution with brokers and have the potential to expand distribution with financial planners and financial institutions based on a wider product line offering. This, in turn, creates the potential for asset growth and administrative and operating efficiencies. Nuveen Fund shareholders will also have access to an expanded selection of investment products in the combined Nuveen Flagship family of funds. In addition, following the Reorganization, the Funds would offer additional classes of shares, which would provide existing and future shareholders the benefit of an expanded set of purchase options and should enhance the distribution capabilities of the Funds with the attendant potential for growth and administrative and operating efficiencies. The Boards noted the costs associated with sponsoring classes of shares that require the financing of distribution expenses, which costs would be borne by Nuveen.

The Boards considered Nuveen Advisory's recommendation for service providers to the Funds and agreed with Nuveen Advisory's recommendation that it was beneficial that, at least during a transition period, the New Funds would continue to be serviced by the Nuveen Funds' current custodian and transfer agent.

Specifically with regard to fees and expenses, the Boards considered the current fee and expense structure, historical expense ratios, expense limitations and voluntary reimbursements as compared to the fee and expense structure proposed. See the Comparative Fee Table for a comparison of the current and proposed fee and expense structures. The Boards also reviewed the proposed fees as compared to those of comparable funds. The Boards determined that the proposed agreements were beneficial and in the best interests of the Funds in that the contractual rates for investment advisory fees, Rule 12b-1 services and Rule 12b-1 distribution fees were within the range of rates for comparable funds and, in addition, the aggregate would be lower than the current fee structure for each current class of each Fund's shares. The Flagship Trust's Board specifically considered the proposed increase in the investment advisory fee from an annual rate of .50% of average daily net assets to a graduated rate that starts at .55% of average daily net assets. In evaluating the Reorganizations, the Boards considered the nature and quality of services to be provided; the performance of Nuveen Advisory with other comparable funds; the proposed investment advisory fee and expense ratios for the Fund and for comparable investment companies, including those currently advised by Nuveen Advisory and the anticipated profitability to Nuveen Advisory from managing the Fund. The Boards also considered the undertaking by Nuveen Advisory to continue the policy followed by Flagship with regard to the Flagship Funds to waive fees or reimburse expenses to the extent necessary to maintain a competitive distribution rate.

Flagship and Nuveen have assured the Flagship Trust's Board that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the Acquisition, at least 75% of the board members of the investment company must not be interested persons of Flagship or Nuveen. The New Trust would be in compliance with this provision of
Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the merger whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Flagship and Nuveen are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Funds as a result of the Acquisition. Nuveen has agreed that it, and its affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Funds as a result of the Acquisition, and will indemnify the shareholders of Flagship and the disinterested Trustees of the Flagship Trust for any losses from imposition of an unfair burden.

BOARD RECOMMENDATION

Based upon its evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board, including all its disinterested Board Members, of each Company, unanimously determined that the Reorganization, including the new advisory agreement and the new Plan and related agreements for the New Funds, are advisable and in the best interests of each Flagship Fund and each Nuveen Fund and their shareholders.

The Board recommends that shareholders vote FOR approval of the Agreement.

VOTES REQUIRED

For Nuveen New York, approval of the Agreement requires the affirmative vote of the holders of a majority of the shares of each class outstanding, voting as separate classes. Approval of the Agreement will also be deemed approval of the amendment to the articles of incorporation of the Nuveen Corp. required to effect the reorganization.

For Nuveen New Jersey, approval of the Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

For each Flagship Fund, approval of the Agreement requires the affirmative vote of the holders of a majority of the shares present at the meeting.

DESCRIPTION OF THE SHARES TO BE ISSUED IN THE REORGANIZATION

GENERAL

The Declaration of Trust (the "Declaration") of the New Trust authorizes the issuance of an unlimited number of shares in four classes. As of October 16, 1996, there were issued and outstanding the following shares of each New Fund:

NEW JERSEY
  Class A                 1,250
  Class B                 1,250
  Class C                 1,250
  Class R                 1,250
NEW YORK
  Class A                 1,250
  Class B                 1,250
  Class C                 1,250
  Class R                 1,250

If a Reorganization is approved, at the Effective Time the New Fund will issue additional shares. The number of such additional New Fund shares will be based on the relative aggregate per share net asset values of the respective classes of shares of the New Fund and the Acquired Funds, in each case, as of the Effective Time.

DISTRIBUTIONS

It is each New Fund's policy, which may be changed by the Board of the New Trust, to make regular monthly cash distributions to the holders of its shares of net investment income at a level rate that reflects past and projected net income of the Fund, which over time will result in the distribution of all net investment income of each New Fund and to distribute at least annually net capital gains, if any. Each New Fund's distribution level will be determined by the Board of the New Trust after giving consideration to a number of factors, including the New Fund's undistributed net investment income and historical and projected investment income and expenses (including the effects of fee waivers and expense reimbursements). Net income for each New Fund consists of all interest income accrued on portfolio assets less all net expenses of the New Fund. Expenses of each New Fund are accrued each day.

Each New Fund may from time to time distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by each New Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the New Fund during such period. In addition, Nuveen Advisory will periodically undertake to waive fees and reimburse expenses of the New Fund to the extent necessary to maintain a competitive distribution rate. This practice may produce a higher monthly distribution than would otherwise be the case. The current expenses, fee waivers and reimbursements are set forth in the "Comparative Fee Table." Actual amounts may be greater or less than those shown. There is no assurance that the New Funds' actual expenses will be equal to or less than the current actual expenses of the Nuveen Funds or the Flagship Funds and, in some cases, are currently estimated to be higher; actual expenses of the New Funds will be a function of the extent to which fee waivers and reimbursements are necessary to maintain a competitive dividend rate consistent with the past practice of Flagship.

COMPARISON OF RIGHTS OF HOLDERS OF THE FUNDS

The Nuveen Trust, the Flagship Trust and the New Trust are each organized as a business trust under the laws of the Commonwealth of Massachusetts. The Nuveen Corp. is organized as a corporation under the laws of the State of Minnesota. The provisions of the Declaration of the New Trust are substantially similar to the provisions of the respective Declarations of the Nuveen Trust and the Flagship Trust as described under "Certain Provisions in the New Trust's Declaration of Trust" below except; the Declarations of the New Trust and Nuveen Trust provide that 10% of the Shareholders can call a shareholder meeting, whereas a majority of shareholders must act to call a shareholders meeting of the Flagship Trust; under the New Trust, 30% of the outstanding shares constitutes a quorum whereas under the Nuveen Trust and the Flagship Trust, a majority of the outstanding shares is necessary for a quorum at shareholder's meetings; under the New Trust and the Nuveen Trust, the Trust (or a series) can be terminated (i) by the Trustees, upon notice to the shareholders, (ii) by a majority vote of shareholders when recommended by the Trustees, or (iii) by 66 2/3% of the shareholders, whereas the Declaration of the Flagship Trust provides that a majority of shareholders must consent to such termination only after the trustees favorably recommend it; the Declarations of the New Trust and the Nuveen Trust (other than the Articles regarding Trustees which can only be amended by a 66 2/3% vote of shareholders) can be amended by vote of a majority of trustees and a majority of the shareholders, whereas an amendment to the Declaration of the Flagship Trust would require a 66 2/3% vote of the shareholders if the amendment would change material rights (such as preferences) with respect to shares, distributions or liquidation rights. The provisions of the Declaration of Trust of the New Trust are substantially similar to the Articles of Incorporation of the Nuveen Corp., except; the Declaration of the New Trust provides for removal of trustees for cause only by vote of 66 2/3% of the remaining trustees or shareholders, whereas a majority of the shareholders of the Nuveen Corp. can remove a director with or without cause; under the New Trust, 30% of the outstanding shares constitutes a quorum whereas a majority of the outstanding shares of the Nuveen Corp. is necessary for a quorum at shareholder's meetings; under the New Trust, the Trust (or a series) can be terminated (i) by the Trustees, upon notice to the shareholders, (ii) by a majority vote of shareholders when recommended by the Trustees, or (iii) by 66 2/3% of the shareholders, whereas the Nuveen Corp. may be terminated by action of a majority of the affected shareholders; under the Declaration of the New Trust, trustees may be elected by a plurality of votes cast when a quorum is present, whereas directors of the Nuveen Corp. may only be elected by the vote of a majority of a quorum; the Declaration of the New Trust (other than the Article regarding Trustees which can only be amended by a 66 2/3% vote of shareholders) can be amended by vote of a majority of trustees and a majority of the shareholders, whereas an amendment to the Articles of the Nuveen Corp. would require a 66 2/3% vote of the shareholders if the amendment would change material rights (such as preferences) with respect to shares, distributions or liquidation rights. The full text of each Declaration and the Articles of Incorporation is on file with the Commission and may be obtained as described under "Available Information."

See also "Other Comparisons -- Purchase, Exchange and Redemption Features and Privileges" for differences in Class C Share conversion features.

COMPARISON OF THE INVESTMENT OBJECTIVES AND POLICIES

The investment objectives of each of the Nuveen Funds are identical to those of the corresponding New Funds. The investment objectives of each of the Flagship Funds are substantially similar to those of the corresponding New Funds.

The investment objective of both the New Funds and the Nuveen Funds is to provide as high a level of current interest income exempt from both regular federal income tax and the applicable state personal income tax as is consistent, in the view of the Fund's management, with preservation of capital. The investment objective of the Flagship Funds is to seek high current after tax income free from ordinary income tax consistent with liquidity and preservation of capital.

The investment policies of the New Funds are similar to those of the Nuveen Funds and the Flagship Funds, with the following salient differences:

Diversification. New New Jersey and Flagship New Jersey are "non-diversified" under the 1940 Act; Flagship New York, Nuveen New York, New New York and Nuveen New Jersey are "diversified." Being non-diversified, New New Jersey will be able to, and Flagship New Jersey currently is able to, invest more than 5% of their assets in the obligations of an issuer, subject to the diversification requirements of Subchapter M of the Code. This allows each of these Funds, as to 50% of its total assets, to invest more than 5%, but not have more than 25%, in the securities of a single issuer. A "diversified" fund, on the other hand, may not, with respect to 75% of its total assets, invest more than 5% in the securities of a single issuer. Since New New Jersey and Flagship New Jersey may invest a relatively high percentage of their assets in the obligations of a limited number of issuers, they may be more susceptible to any single economic, political or regulatory occurrence than the other Funds, which are diversified.


Investment Grade Quality. The New Funds and the Flagship Funds may rely on ratings from Moody's Investor Service, Inc., ("Moody's"), Standard & Poor's Rating Group ("S&P") and Fitch Investors Service, Inc. ("Fitch"), while the Nuveen Funds may not presently rely on ratings by Fitch. Nuveen New Jersey may only invest up to 20% in unrated securities, while the New Funds, Nuveen New York and the Flagship Funds have no such restriction. The New Funds may, therefore, invest in an unlimited amount of Fitch-only rated securities and unrated securities, whereas Nuveen New Jersey may only invest up to 20% in Fitch-only rated securities and unrated securities. The market for Fitch-only rated securities and unrated securities may be less broad than for Moody's and/or S&P rated securities. In addition, with unrated securities, a Fund is more dependent upon the investment manager's credit analysis.


Average Maturity. The New Funds seek an average maturity of between 15 to 30 years as compared to the Nuveen Funds' goal of 20 to 30 years and Flagship Funds' goal of 15 to 25 years. Generally, securities with longer maturities are more volatile than those with shorter maturities.

AMT Bonds. The New Funds do not have a restriction on the amount of AMT Bonds purchased; the Nuveen Funds and the Flagship Funds do not allow more than 20% to be invested in AMT Bonds. AMT Bonds are Municipal Obligations, the interest on which is a specific tax preference item for purposes of computing the alternative minimum tax on corporations and individuals. If for Shareholders whose tax liability is determined under the alternative minimum tax, such Shareholders will be taxed on their share of the Fund's exempt-interest dividends that were paid from income earned on AMT Bonds. In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be alternative minimum taxable income. Interest on all Municipal Obligations and therefore all distributions by the Fund that would otherwise be tax exempt is included in calculating a corporation's adjusted current earnings.

Concentration. The New Funds and the Nuveen Funds may not invest more than 25% of their total assets in securities of issuers in any one industry, provided, however, that such limitation does not apply to Municipal Obligations issued by governments or their political subdivisions, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Flagship Funds may invest more than 25% of their assets in a particular segment of the municipal bond market, such as Hospital Revenue Bonds, Housing Agency Bonds, Industrial Development Bonds, Airport Bonds or U.S. Territorial Bonds.

Lease Obligations. The New Funds and the Flagship Funds have no percentage limitations on non-appropriation lease obligations, whereas the Nuveen Funds are limited to investing no more than 10% of their assets in non-appropriation lease obligations. Municipal Leases that include non-appropriation clauses provide that the governmental issuers have no obligation to make payments unless money is appropriated for that purpose. Certain "non-appropriation" lease obligations may present special risks because the municipality's obligation to make future lease or installment payments depends on money being appropriated each year for this purpose. If an issuer stopped making payment on a lease obligation held by a Fund, the lease obligation would lose some or all of its value. Some lease obligations may be illiquid under certain circumstances.

Temporary Investments. The New Funds and the Nuveen Funds permit, under normal circumstances, up to 20% of their net assets to be invested in temporary investments, provided that temporary investments subject to regular federal income tax may not comprise more than 20% of each Fund's net assets. For defensive purposes, however, each New Fund and Nuveen Fund may invest without limit in temporary investments. For the New Funds, temporary investments include: short-term securities the interest on which is exempt from regular federal income tax, but may be subject to state income tax; and U.S. Government securities and other taxable securities rated within the two highest grades by Moody's, S&P or Fitch and that mature within one year from the date of purchase or carry a variable or floating rate of interest. For the Nuveen Funds, temporary investments include the same, except that non-U.S. Government taxable securities are limited to those that are within the highest grade by Moody's or S&P. The New Funds and the Nuveen Funds may invest in taxable securities only to the extent that federally tax-exempt securities temporary investments are not available at reasonable prices and yields.

The Flagship Funds do not restrict, under normal circumstances, the percentage of investments that may be made in short-term municipal obligations except to the extent that an average maturity of 15 to 25 years is sought. Short-term notes must be rated SP-1 through SP-2 by S&P or MIG 1 through MIG 4 by Moody's, and tax-exempt commercial paper must be rated A-1+ through A-2 by S&P or Prime-1 through Prime-2 by Moody's. For temporary defensive purposes, the Flagship Funds may invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including up to 5% in related, adequately collateralized repurchase agreements.

Futures and Options. Although the New Funds do not currently intend to do so, both the New Funds and the Nuveen Funds reserve the right to engage in certain hedging transactions involving the use of financial futures or options based on either an index of long-term tax-exempt securities or on debt securities whose prices, in the opinion of the adviser, correlate with the prices of the Fund's investments. The Flagship Funds currently engage to a limited extent in futures and options transactions, but only for hedging purposes.

Borrowing. The New Funds and the Nuveen Funds are permitted to borrow from banks up to 10% for temporary or emergency purposes and up to 1/3 of the value of total assets in order to meet redemption requests. The Flagship Funds are limited to borrowing 10% for any purpose.

Illiquid Securities. The New Funds may not invest more than 15% of their net assets in illiquid securities. The Nuveen Funds limit investment in illiquid securities to 10% of assets. The Flagship Funds have no stated limitation on investment in illiquid securities; however, the Flagship Funds have generally followed the Commission guidelines, which provide that the usual limit on aggregate holdings of illiquid securities is 15% of net assets.

COMPARISON OF MANAGEMENT

The New Funds will be managed by Nuveen Advisory. Nuveen Advisory will act as investment adviser for and manage the investment and reinvestment of the assets of each of the New Funds. Nuveen Advisory also will administer the New Funds' business affairs, and provide office facilities and equipment and certain clerical, bookkeeping and administrative services. For the services and facilities furnished by Nuveen Advisory, each New Fund has agreed to pay an annual management fee as follows:

                           --------------------------------------------------
                             AVERAGE DAILY NET ASSET VALUE     MANAGEMENT FEE
                           --------------------------------------------------
                           For the first $125 million             .5500 of 1%
                           For the next $125 million              .5375 of 1%
                           For the next $250 million              .5250 of 1%
                           For the next $500 million              .5125 of 1%
                           For the next $1 billion                .5000 of 1%
                           For net assets over $2 billion         .4750 of 1%
                           --------------------------------------------------

The Nuveen Funds are also managed by Nuveen Advisory under the same terms and conditions.

The Flagship Funds are managed by Flagship Financial Inc. ("Flagship"). Flagship renders investment supervisory and corporate administrative services to the Flagship Funds. As compensation for the services rendered by Flagship, each Flagship Fund pays a management fee of 0.50% of the average daily net assets of such Fund computed daily, payable monthly.

The portfolio managers for the New Funds are expected to be the current portfolio managers for the Nuveen Funds. Stephen S. Peterson, an Assistant Vice President of Nuveen Advisory, currently manages nine Nuveen-sponsored funds, including Nuveen New Jersey and is expected to be the manager for New New Jersey. Prior to joining Nuveen Advisory in October 1991, he was an analyst in Nuveen's Research Department. Richard E. Huber is the current manager for Flagship New Jersey. Daniel S. Solender, an Assistant Portfolio Manager of Nuveen Advisory, currently manages ten Nuveen-sponsored funds, including Nuveen New York, and is expected to be the manager for New New York. Prior to joining Nuveen Advisory in January 1992, Mr. Solender attended the University of Chicago (from September 1990 to June 1992) where he received his M.B.A. and worked part time in the Research Department of Nuveen. From June 1989 to August 1990, Mr. Solender worked for Citibank Investment Services in the areas of investment research and product development. Richard Huber is the current manager for Flagship New York.

COMPARISON OF DISTRIBUTION

Nuveen will serve as the sponsor and principal underwriter for each New Fund. Class A Shares are sold at a public offering price equal to the applicable net asset value per share plus an up-front sales charge based on the following schedule:

                                   NEW FUNDS

----------------------------------------------------------------------------------------------------------------
                                                        SALES CHARGE AS      SALES CHARGE AS       REALLOWANCE
                                                          % OF PUBLIC           % OF NET           % OF PUBLIC
                   AMOUNT OF PURCHASE                   OFFERING PRICE       AMOUNT INVESTED      OFFERING PRICE
----------------------------------------------------------------------------------------------------------------
Less than $50,000                                                 4.20%                 4.38%              3.70%
$50,000 but less than $100,000                                    4.00%                 4.18%              3.50%
$100,000 but less than $250,000                                   3.50%                 3.63%              3.00%
$250,000 but less than $500,000                                   2.50%                 2.56%              2.00%
$500,000 but less than $1,000,000                                 2.00%                 2.04%              1.50%
$1,000,000 and above                                              0.00%*                0.00%                 **
----------------------------------------------------------------------------------------------------------------

 *NAV trades subject to a 1.00% CDSC for shares redeemed within 18 months of purchase.

**Commission may be payable by Nuveen as follows: Nuveen pays Authorized Dealers of record on such Class A purchases a commission in an amount equal to the sum of 1% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of purchases over $5 million.

This up-front sales charge is lower than that currently imposed on Class A Shares of Nuveen Funds, which is based on the following schedule:

                                  NUVEEN FUNDS

----------------------------------------------------------------------------------------------------------------
                                                        SALES CHARGE AS      SALES CHARGE AS      REALLOWANCE AS
                                                          % OF PUBLIC          % OF PUBLIC         % OF PUBLIC
                   AMOUNT OF PURCHASE                   OFFERING PRICE       AMOUNT INVESTED      OFFERING PRICE
----------------------------------------------------------------------------------------------------------------
Less than $50,000                                                 4.50%                 4.71%              4.00%
$50,000 but less than $100,000                                    4.25%                 4.44%              3.75%
$100,000 but less than $250,000                                   3.50%                 3.63%              3.25%
$250,000 but less than $500,000                                   2.75%                 2.83%              2.50%
$500,000 but less than $1,000,000                                 2.00%                 2.04%              1.75%
$1,000,000 and above                                              0.00%*                0.00%                 **
----------------------------------------------------------------------------------------------------------------

 *NAV trades subject to a 1.00% CDSC for shares redeemed within 18 months of purchase.

**Commission may be payable by Nuveen as follows: Nuveen pays Authorized Dealers of record on such Class A purchases a commission in an amount equal to the sum of 1% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of purchases over $5 million.

                                 FLAGSHIP FUNDS

----------------------------------------------------------------------------------------------------------------
                                                        SALES CHARGE AS      SALES CHARGE AS      REALLOWANCE AS
                                                          % OF PUBLIC          % OF PUBLIC         % OF PUBLIC
                   AMOUNT OF PURCHASE                   OFFERING PRICE       AMOUNT INVESTED      OFFERING PRICE
----------------------------------------------------------------------------------------------------------------
Less than $50,000                                                 4.20%                 4.38%              3.70%
$50,000 to $100,000                                               4.00%                 4.18%              3.50%
$100,000 to $250,000                                              3.50%                 3.63%              3.00%
$250,000 to $500,000                                              2.50%                 2.56%              2.00%
$500,000 to $1,000,000                                            2.00%                 2.04%              1.50%
$1,000,000 and above                                              0.00%*                0.00%                 **
----------------------------------------------------------------------------------------------------------------

 *NAV trades subject to a 1.00% CDSC for shares redeemed within 18 months of purchase.

**Commission may be payable by Flagship as follows: Flagship pays Authorized Dealers of record on such Class A purchases a commission in an amount equal to the sum of 1% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of purchases over $5 million.

Pursuant to Rule 12b-1 under the 1940 Act, the New Funds have adopted a Plan of Distribution and Service ("Plan") which provides that each class of shares (other than Class R) will pay Nuveen a service fee of up to .20%, to be used to compensate authorized dealers, including Nuveen, in connection with the provision of ongoing account services to shareholders. The Nuveen Funds currently have a service fee of up to .25%; the Flagship Funds currently have a service fee of .20%.

The New Fund's Plan also provides for a distribution fee, payable to Nuveen, to be used to reimburse for services and expenses incurred in connection with distribution of Class B and Class C shares. Class A shares have no distribution fee, Class B shares have a .75% distribution fee, and Class C shares have a .55% distribution fee. This is lower than the current distribution fees for the Flagship Funds, which are .20% for Class A and .75% for Class C, and equal to or lower than the current fees for Nuveen Funds, which are 0% for Class A and .75% for Class C. Neither the Nuveen Funds nor the Flagship Funds currently offer Class B shares.

See "Comparative Fee Table" for a comparison of these fees.

WAIVER COMPARISON

Flagship Funds have a policy of waiving fees and reimbursing expenses in order to maintain a competitive distribution rate. Nuveen Funds reimburse expenses or waives fees so that total expenses, excluding 12b-1 distribution and service fees, do not exceed .75%. The New Funds will undertake to continue Flagship's policy of waiving fees and reimbursing expenses in order to maintain a competitive distribution rate. The current expenses, fee waivers and reimbursements are set forth in the "Comparative Fee Table." Actual amounts may be greater or less than those shown. There is no assurance that the New Funds' actual expenses will be equal to or less than the current actual expenses of the Nuveen Funds or the Flagship Funds and, in some cases, are currently estimated to be higher; actual expenses of the New Funds will be a function of the extent to which fee waivers and reimbursements are necessary to maintain a competitive dividend rate consistent with the past practice of Flagship.

CERTAIN PROVISIONS IN THE NEW TRUST'S DECLARATION OF TRUST

Under Massachusetts law, shareholders of a New Fund could, under certain circumstances, be held personally liable for the obligations of that Fund. However, the New Trust's Declaration contains an express disclaimer of shareholder liability for acts or obligations of a New Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the New Trust or the trustees. The New Trust's Declaration further provides for indemnification out of the assets and property of the New Trust for all loss and expense of any shareholder held personally liable for the obligations of the New Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the New Trust would be unable to meet its obligations. The New Trust believes that the likelihood of such circumstances is remote.

The New Trust's Declaration provides that the obligations of the New Trust are not binding upon the trustees individually, but only upon the assets and property of the New Trust, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the New Trust's Declaration, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

OTHER COMPARISONS

BOARD MEMBERS AND OFFICERS

The Board Members and officers of the New Trust differ from those of the Nuveen Trust, the Nuveen Corp. and the Flagship Trust. The Trustees of the New Trust currently are L. Brown, A. Dean, A. Impellizzeri, M. Rosenheim, P. Sawers and T. Schwertfeger. In addition, R. Bremner and W. Schneider have been elected to the Board of the New Trust to take office upon the consummation of the Acquisition and their election and qualification is contingent upon consummation of the Acquisition. See Proposal No. 1--Election of Board Members and the Statement of Additional Information for further information.

FISCAL YEAR

The New Trust currently intends to have a February 28 fiscal year-end. The Flagship Trust has a May 31 fiscal year-end, the Nuveen Trust has a January 31 fiscal year-end and the Nuveen Corp. has a February 28 fiscal year-end.

PURCHASE, EXCHANGE AND REDEMPTION FEATURES AND PRIVILEGES

The expenses associated with the purchase of each class of shares of each Fund are set forth in the Comparative Fee Table.

The New Funds allow a minimum initial investment of $3,000, except for Class R, which requires a minimum initial investment of $1 million, except for fee-based advisers, wrap accounts and Nuveen employees and registered representatives of authorized dealers. The New Funds offer four alternative classes of shares for purchase: Class A, Class B, Class C and Class R. Class B Shares convert automatically into Class A Shares eight years after purchase. Class C shares have no conversion feature; except that Class C shareholders who originally acquired their shares from the Nuveen Fund will retain the option to convert their shares to Class A Shares at the end of their six-year holding period on the same basis as described below, although the conversion will no longer occur automatically. Such shareholders will need to exercise this conversion feature if they so desire. Shares may be purchased through authorized dealers or Nuveen or by check or wire. The New Funds offer two different systematic investment programs: the Automatic Deposit Plan and the Payroll Direct Deposit Plan. In addition, shareholders may exchange shares for shares of the same or equivalent class of another Nuveen Mutual Fund with reciprocal exchange privileges at net asset value without sales charge. In addition, the New Funds offer a reinstatement privilege and a Fund Direct privilege to enable shareholders to send money electronically between their accounts and their bank.

The Nuveen Funds offer the same rights and privileges as are available with the New Funds, with the exception of Class B Shares, which are not offered by the Nuveen Funds. In addition, Class C Shares of the Nuveen Funds convert automatically to Class A Shares six years after purchase, which eliminates the ongoing 12b-1 distribution fee.

The Flagship Funds allow a minimum initial investment of $3,000. The Flagship Funds offer two alternative classes of shares for purchase: Class A and Class C. There is no conversion of Class C Shares into Class A Shares. Shares may be purchased through authorized dealers, by mail or by wire. The Flagship Funds offer shareholders who receive a quarterly statement from Flagship a monthly automatic investment plan. Shares may be exchanged for shares of another Flagship fund at net asset value without a sales charge. In addition, the Flagship Funds offer a reinstatement privilege.

The redemption charges associated with each class of shares for each Fund are set forth in the Comparative Fee Table. The New Funds allow a variety of redemption options, including: by orders placed with an authorized dealer; by written request; by TEL-A-CHECK; by TEL-A-WIRE or Fund Direct; or through an automatic withdrawal plan. The Nuveen Funds offer the same redemption options as the New Funds. The Flagship Funds offer essentially the same redemption options, allowing you to place an order for redemption with your financial consultant, by written request, by telephone, through a systematic withdrawal plan or by direct deposit into your bank account.

TRANSFER AGENT AND CUSTODIAN.

Shareholder Services, Inc., P.O. Box 5330, Denver, Colorado 80217, will be the transfer agent and the Chase Manhattan Bank, 770 Broadway, New York, New York 10003, will be the custodian for the New Funds. They currently serve as the transfer agent and custodian for the Nuveen Funds. State Street Bank and Trust Company, currently serves as the transfer agent and custodian for the Flagship Funds.

AUDITORS.

The auditors for the New Funds, the Nuveen Trust and the Nuveen Corp. are Arthur Andersen LLP. The auditors for the Flagship Trust are Deloitte & Touche LLP.

ORGANIZATION.

The Nuveen Trust, the Flagship Trust and the New Trust are all Massachusetts business trusts, the Nuveen Corp. is a Minnesota corporation.

SURRENDER AND EXCHANGE OF ACQUIRED FUND SHARE CERTIFICATES

After the Effective Time, each holder of an outstanding certificate or certificates formerly representing shares of an Acquired Fund ("Acquired Fund Shares") will be entitled to receive, upon surrender of his or her certificates, a certificate or certificates representing the number of New Fund Shares distributable with respect to such holder's Acquired Fund Shares. Promptly after the Effective Time, the New Fund's Transfer Agent will mail to each holder of certificates formerly representing Acquired Fund Shares a letter of transmittal for use in surrendering his or her certificates for certificates representing New Fund Shares.

Please do not send in any share certificates at this time. Upon consummation of the Reorganization, holders of Acquired Fund Shares will be furnished instructions for exchanging their Acquired Fund Share certificates for New Fund Share certificates.

From and after the Effective Time, certificates formerly representing Acquired Fund Shares will be deemed for all purposes to evidence ownership of the number of New Fund shares distributable with respect to such Acquired Fund Shares in the Reorganization, provided that until such Acquired Fund Share certificates have been so surrendered, no dividends payable to the holders of record of New Fund Shares as of any date subsequent to the liquidation of the Acquired Fund are required to be paid to the holders of such outstanding Acquired Fund Share certificates. Unpaid dividends on New Fund Shares to holders of record as of any date after the liquidation of the Acquired Fund and prior to the exchange of certificates by any Acquired Fund shareholder will be paid to such shareholder, without interest, at the time such shareholder surrenders his or her Acquired Fund Share certificates for exchange.

From and after the Effective Time, there will be no transfers on the record transfer books of the Acquired Fund. If, after the Effective Time, certificates representing Acquired Fund Shares are presented to the Acquired Fund, they will be cancelled and exchanged for certificates representing the New Fund Shares distributable with respect to such Acquired Fund Shares in the Reorganization.

COSTS ASSOCIATED WITH THE REORGANIZATIONS

The costs associated with the Reorganizations for both the Nuveen Funds and the Flagship Funds will be borne by and allocated between Flagship and Nuveen Advisory.

NO APPRAISAL RIGHTS

None of the Funds have dissenters' rights of appraisal with respect to the Reorganizations.

TAX CONSEQUENCES OF THE REORGANIZATIONS

The Funds have received opinions of Vedder, Price, Kaufman & Kammholz to the effect that each Reorganization will qualify as a tax-free reorganization under
Section 368(a)(1) of the Code. Accordingly, no Fund will recognize gain or loss for federal income tax purposes as a result of the Reorganization. The following discussion summarizes the anticipated federal and applicable state income tax treatment to shareholders of the Acquired Fund.

A shareholder of an Acquired Fund who receives shares of the New Fund pursuant to the Reorganization will recognize no gain or loss for federal income tax purposes. Shareholders of Flagship New Jersey and Nuveen New Jersey who receive shares of New New Jersey pursuant to the Reorganization will recognize no gain or loss for New Jersey income taxes purposes. Shareholders of Flagship New York and Nuveen New York who receive shares of New New York pursuant to the Reorganization will recognize no gain or loss for New York income taxes purposes.

The aggregate basis of the New Fund Shares received by a shareholder of an Acquired Fund will be the same as the shareholder's aggregate basis in the Acquired Fund Shares surrendered in exchange therefor.

The holding period of the New Fund Shares received by a shareholder of an Acquired Fund will include the period during which the shareholder's Acquired Fund Shares were held, provided such Acquired Fund Shares were held as a capital asset at the Effective Time.

For federal income tax reasons, each Acquired Fund must declare a distribution to its shareholders of all net tax-exempt income, net ordinary taxable income and net capital gain income, if any, prior to the end of its fiscal year, which declaration will occur at or prior to the Effective Time.

THE FOREGOING IS INTENDED TO BE ONLY A SUMMARY OF THE PRINCIPAL FEDERAL INCOME TAX CONSEQUENCES AND NEW JERSEY OR NEW YORK INCOME TAX CONSEQUENCES, AS THE CASE MAY BE, OF THE REORGANIZATIONS AND SHOULD NOT BE CONSIDERED TO BE TAX ADVICE. THERE CAN BE NO ASSURANCE THAT THE INTERNAL REVENUE SERVICE OR THE NEW YORK DEPARTMENT OF TAXATION OR THE NEW JERSEY DIVISION OF TAXATION WILL CONCUR ON ALL OR ANY OF THE ISSUES DISCUSSED ABOVE. ACQUIRED FUND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS REGARDING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES WITH RESPECT TO THE FOREGOING MATTERS AND ANY OTHER CONSIDERATIONS WHICH MAY BE APPLICABLE TO THEM.

CAPITALIZATION

The following table sets forth the unaudited capitalization of the Acquired Funds as of January 31, 1996 for New Jersey and February 29, 1996 for New York and the pro forma combined capitalization of the New Fund as if the Reorganization had occurred on that date. See "Pro Forma Financial Information" included in the Statement of Additional Information.

PRO FORMA CAPITALIZATION AS OF JANUARY 31, 1996 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------
                                                                                         NEW
                                                          NUVEEN        FLAGSHIP      NEW JERSEY
                                                        NEW JERSEY     NEW JERSEY        (PRO
                                                         (ACTUAL)       (ACTUAL)        FORMA)
                                                        -----------    -----------    ----------
                                                                                                          NEW
                                                                                                       NEW JERSEY
                                                                                                    (AS ADJUSTED)(1)
                                                                                                    ----------------
Common shares, $.01 par value per share..............   $   52,854     $       --      $     50       $     65,700(2)
Paid-in surplus......................................   52,998,976     10,224,031        49,950         63,260,161(3)
Balance of undistributed net investment income.......        8,128             --            --                 --(4)
Accumulated net realized gain (loss) from investment
  transactions.......................................     (482,912 )     (169,510 )          --           (652,422)(5)
Net unrealized appreciation of investments...........    2,452,854        574,127            --          3,026,981
                                                        -----------    -----------     --------       ------------
    Net assets.......................................   $55,029,900    $10,628,648     $ 50,000       $ 65,700,420
                                                        ===========    ===========     ========       ============

(1) The adjusted balances are presented as if the Reorganization was effective as of January 31, 1996 for information purposes only. The actual Effective Time of the Reorganization is expected to be January 31, 1997 at which time the results would be reflective of the actual composition of shareholders' equity at that date.

(2) Assumes the issuance of 1,065,913 and 1,062,865 class A shares, 106,486 class C shares and 4,329,778 class R shares of New New Jersey in exchange for the net assets of class A, C and R of Nuveen New Jersey and Flagship New Jersey, respectively. These numbers are based on the net assets of each class of Nuveen New Jersey and Flagship New Jersey, and the net asset values of each respective class of New New Jersey, as of January 31, 1996, after adjustment for the distributions referred to in (4) below. The issuance of such number of New New Jersey shares would result in the distribution of 1.0401918 and 1.0363892 class A shares, 1.0381906 class C shares and 1.0412762 class R shares for each share of each respective class of Nuveen New Jersey and Flagship New Jersey, respectively, upon liquidation of each respective class of Nuveen New Jersey and Flagship New Jersey.

(3) Includes the impact of $12,796 due to the effect of the exchange ratios on the value of new shares issued in excess of the value of shares liquidated and the effect of assigning a par value equal to .01 per share for each New New Jersey share issued in exchange for each Flagship New Jersey share.

(4) Assumes Nuveen New Jersey distributes all of its undistributed net investment income to shareholders.

(5) Assumes Nuveen New Jersey and Flagship New Jersey carry forward their net realized losses from investment transactions to New Jersey, as permitted under applicable tax regulations.

PRO FORMA CAPITALIZATION AS OF FEBRUARY 29, 1996 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------
                                                          NUVEEN        FLAGSHIP          NEW
                                                         NEW YORK       NEW YORK       NEW YORK
                                                         (ACTUAL)       (ACTUAL)      (PRO FORMA)
                                                       ------------    -----------    -----------
                                                                                                           NEW
                                                                                                         NEW YORK
                                                                                                     (AS ADJUSTED)(1)
                                                                                                     ----------------
Common shares, $.01 par value per share.............   $    160,928    $        --      $    50        $    221,925(2)
Paid-in surplus.....................................    161,152,782     49,282,603       49,950         210,424,388(3)
Balance of undistributed net investment income......        126,818             --           --                  --(4)
  Accumulated net realized gain (loss) from
    investment transactions.........................        649,435     (1,203,387)          --          (1,203,387)(5)
  Net unrealized appreciation of investments........      9,063,280      3,418,392           --          12,481,672
                                                       ============    ===========     ========        ============
      Net assets....................................   $171,153,243    $51,497,608      $50,000        $221,924,598
                                                       ============    ===========     ========        ============

(1) The adjusted balances are presented as if the Reorganization was effective as of February 29, 1996 for information purposes only. The actual Effective Time of the Reorganization is expected to be January 31, 1997 at which time the results would be reflective of the actual composition of shareholders' equity at that date.

(2) Assumes the issuance of 1,566,039 and 5,149,761 class A shares, 64,295 class C shares and 15,407,365 class R shares of New New York in exchange for the net assets of class A, C and R of the Nuveen New York and Flagship New York, respectively. These numbers are based on the net assets of each class of Nuveen New York and Flagship New York, and the net asset values of each respective class of New New York, as of February 29, 1996, after adjustment for the distributions referred to in (4) and (5) below. The issuance of such number of New New York shares would result in the distribution of 1.0559659 and 1.0855577 class A shares, 1.0587575 class C shares and 1.0589984 class R shares for each class of Nuveen New York and Flagship New York, respectively, upon liquidation of each respective class of Nuveen New York and Flagship New York.

(3) Includes the impact of $60,947 due to the effect of the exchange ratios on the value of new shares issued in excess of the value of shares liquidated and the effect of assigning a par value equal to .01 per share for each New New York share issued in exchange for each Flagship New York share.

(4) Assumes Nuveen New York distributes all of its undistributed net investment income to shareholders.

(5) Assumes Nuveen New York distributes all of its net realized gains from investment transactions to shareholders and Flagship New York carries forward its net realized losses from investment transactions to New New York, as permitted under applicable tax regulations.

COMPARATIVE PERFORMANCE INFORMATION

Comparative investment performance for the Funds for certain periods ended May 31, 1996 are shown below:


-------------------------------------------------------------------------------------------------------------------
                               ---------------------------------------------------------------

                                                 AVERAGE ANNUAL TOTAL RETURN                              INCEPTION
                                                                                       LIFE OF             DATE OF
                               1 YEAR            3 YEARS            5 YEARS             FUND                CLASS
-------------------------------------------------------------------------------------------------------------------
NEW JERSEY
  Class A(1)
    Nuveen                      3.87%            N/A                N/A                 5.98%               9/6/94
    Flagship                    3.97%             5.43%             N/A                 6.88%              9/16/92
  Class C
    Nuveen                      3.09%            N/A                N/A                 6.21%              9/21/94
    Flagship                   N/A               N/A                N/A                N/A                     N/A
  Class R
    Nuveen                      4.21%             5.47%             N/A                 7.01%             12/13/91
    Flagship                   N/A               N/A                N/A                N/A                     N/A
NEW YORK
  Class A(1)
    Nuveen                      3.79%            N/A                N/A                 6.22%               9/6/94
    Flagship                    4.15%             5.05%              8.46%              8.44%              1/16/91
  Class C
    Nuveen                      3.12%            N/A                N/A                 6.31%              9/13/94
    Flagship                   N/A               N/A                N/A                (2.88)%              3/4/96
  Class R
    Nuveen                      4.07%             5.07%              7.91%              7.46%             12/10/86
    Flagship                   N/A               N/A                N/A                N/A                     N/A
-------------------------------------------------------------------------------------------------------------------

(1) Total return calculations based on net asset value which does not reflect the effect of the applicable front-end sales charge. The total returns based on net asset value for the funds including the applicable sales charge for the funds including sales charge are as follows; one year and life of fund for Nuveen New Jersey (.81)% and 3.20%, respectively; one year, three years and life of fund for Flagship New Jersey (.39)%, 3.93% and 5.65%; one year and life of fund for Nuveen New York (.88)% and 3.43%; one year, three years, five years and life of fund for Flagship New York (.23)%, 3.56%, 7.53% and 7.58%.


Average Annual Total Return is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Past performance information is not necessarily indicative of future results.


LEGAL OPINIONS

Certain legal matters in connection with the shares of the New Funds to be issued pursuant to the Reorganizations will be passed upon by Vedder, Price, Kaufman & Kammholz, Chicago, Illinois. Vedder, Price, Kaufman & Kammholz will rely as to certain matters of Massachusetts law on the opinion of Bingham, Dana & Gould LLP, Boston, Massachusetts. Certain legal matters with respect to the Flagship Funds will be passed upon by Skadden, Arps, Slate, Meagher & Flom.

EXPERTS

The statement of the Assets of the New Funds appearing in the Statement of Additional Information and the financial highlights of the Nuveen Funds appearing in the Nuveen Funds' prospectus, and the financial statements of the Nuveen Funds appearing in the Statement of Additional Information, have been audited by Arthur Andersen LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Arthur Andersen LLP audits and reports on the New and the Nuveen Funds' annual financial statements, reviews certain regulatory reports and the New and the Nuveen Funds' Federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the New and the Nuveen Funds.

The financial highlights of the Flagship Funds appearing in the Flagship Funds' prospectus, and the financial statements of the Flagship Funds appearing in the Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche LLP audits and reports on the Flagship Funds' annual financial statements, reviews certain regulatory reports and the Flagship Funds' Federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Flagship Funds.

SHAREHOLDER PROPOSALS

The Acquired Funds are not required to hold annual shareholder meetings, but each will hold special meetings as required or deemed desirable. Since the Acquired Funds do not hold regular meetings of shareholders, the anticipated date of the next special shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the applicable Acquired Fund no later than four months prior to the date when proxy statements are mailed to shareholders.

GENERAL

Management of the Acquired Funds does not intend to present and does not have reason to believe that others will present any items of business at the meetings, except as described in this Joint Proxy Statement--Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

James J. Wesolowski

Secretary
Nuveen Multistate Tax-Free Trust

James J. Wesolowski

Secretary
Nuveen Tax-Free Bond Fund, Inc.

Michael D. Kalbfleisch

Secretary
Flagship Tax-Exempt Funds Trust

ANNEX A

ADDITIONAL INFORMATION ABOUT THE NEW FUNDS

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each Fund is to provide as high a level of current interest income exempt from both regular federal income tax and the applicable state personal income tax as is consistent, in the view of the Fund's management, with preservation of capital. The investment objective is a fundamental policy of each Fund and may not be changed without the approval of the holders of a majority of the shares of that Fund. There can be no assurance that the investment objective of any Fund will be achieved.

VALUE INVESTING. Nuveen Advisory believes that in any market environment there are quality Municipal Obligations whose current price, yield, credit quality and future prospects make them seem underpriced or exceptionally attractive when compared with other Municipal Obligations in the market. In selecting investments for the Funds, Nuveen Advisory will attempt to identify and purchase those undervalued or underrated Municipal Obligations of investment grade quality that offer the best values among Municipal Obligations of similar credit quality. By selecting these Municipal Obligations, each Fund will seek to provide attractive current tax-free income and to protect the Fund's net asset value in both rising and declining markets. In this way, regardless of the direction the market may move, value investing, if successful, will better position each Fund to achieve its investment objective of as high a level of current interest income exempt from both regular federal income tax and the applicable state personal income tax as is consistent, in the view of the Fund's management, with preservation of capital. Any net capital appreciation realized by a Fund will generally result in the distribution of taxable capital gains to Fund shareholders. See "Distributions and Taxes."

THE IMPORTANCE OF THOROUGH RESEARCH. Successful value investing depends on identifying and purchasing undervalued or underrated securities before the rest of the marketplace finds them. Nuveen Advisory believes the municipal market provides these opportunities, in part because of the relatively large number of issuers of tax-exempt securities and the relatively small number of full-time, professional municipal market analysts. For example, there are currently about 7,500 common stocks that are followed by about 23,000 analysts. By contrast, there are about 60,000 entities that issue tax-exempt securities and less than 1,000 professional municipal market analysts.

Nuveen and Nuveen Advisory believe that together they employ the largest number of research analysts in the investment banking industry devoted exclusively to the review and surveillance of tax-exempt securities. Their team of more than 40 individuals has over 350 years of combined municipal market experience. Nuveen and Nuveen Advisory have access to information on approximately 60,000 municipal issuers, and review annually more than $100 billion of tax-exempt securities sold in new issue and secondary markets.

WHICH MUNICIPAL OBLIGATIONS ARE SELECTED AS INVESTMENTS? Each Fund will invest primarily in Municipal Obligations issued within its respective state so that the interest income on the Municipal Obligations will be exempt from both regular federal and applicable state personal income taxes (or intangibles taxes). Because of the different credit characteristics of governmental authorities in each of the states and because of differing supply and demand factors for each state's Municipal Obligations, there may be differences in the yields on each Fund's classes of shares and in the degree of market and financial risk to which each Fund is subject.

Each Fund's investment assets will consist of:

- Municipal Obligations rated investment grade at the time of purchase (Baa or better by Moody's Investors Service, Inc. ("Moody's"), or BBB or better by Standard and Poor's Corporation ("S&P") or Fitch Investors Service, Inc. ("Fitch"));


- unrated Municipal Obligations of investment grade quality in the opinion of Nuveen Advisory; and


- temporary investments within the limitations and for the purposes described below.

Municipal Obligations rated Baa are considered by Moody's to be medium grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well, Municipal Obligations rated BBB are regarded by S&P as having an adequate capacity to pay principal and interest and Municipal Obligations rated BBB are regarded by Fitch to be investment grade and of satisfactory credit quality with an adequate capacity to pay principal and interest. Each Fund may invest in Municipal Obligations that pay interest subject to the federal alternative minimum tax ("AMT Bonds").

Under ordinary circumstances, each Fund will invest substantially all (at least 80%) of its net assets in its respective state's Municipal Obligations, and not more than 20% of its net assets in "temporary investments," described below, provided that temporary investments subject to regular federal income tax may not comprise more than 20% of each Fund's net assets. For defensive purposes, however, in order to limit the exposure of its portfolio to market risk from temporary imbalances of supply and demand or other temporary circumstances affecting the municipal market, each Fund may invest without limit in temporary investments. A Fund will not be in a position to achieve its investment objective of tax-exempt income to the extent it invests in taxable temporary investments.

The foregoing investment policies are fundamental policies of each Fund and may not be changed without the approval of the holders of a majority of the shares of that Fund.

The Funds intend to emphasize investments in Municipal Obligations with long-term maturities in order to maintain an average portfolio maturity of 15-30 years, but the average maturity may be shortened from time to time depending on market conditions in order to help limit each Fund's exposure to market risk. As a result, each Fund's portfolio at any given time may include both long-term and intermediate-term Municipal Obligations.

NON-DIVERSIFIED. New Jersey is "non-diversified" under the 1940 Act. Being non-diversified, New Jersey will be able to invest more than 5% of its total assets in the obligations of a single issuer, subject to the diversification requirements of Subchapter M of the Code. This allows New Jersey, as to 50% of its total assets, to invest more than 5%, but not have more than 25%, in the securities of a single issuer. Since a non-diversified Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, New Jersey may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

MUNICIPAL OBLIGATIONS. Municipal Obligations, as the term is used in this Prospectus, are federally tax-exempt debt obligations issued by states, cities and local authorities and by certain U.S. possessions or territories to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses and the refunding of outstanding debts. They may also be issued to obtain funding for various private activities, including loans to finance the construction of housing, educational and medical facilities or privately owned industrial development and pollution control project.

The two principal classifications of Municipal Obligations are general obligation and revenue bonds. GENERAL OBLIGATION bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. REVENUE bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development and pollution control bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of these bonds.

Municipal Obligations may also include participation in lease obligations or installment purchase contract obligations (collectively, "lease obligations") of municipal authorities or entities. Certain "non-appropriation" lease obligations may present special risks because the municipality's obligation to make future lease or installment payments depends on money being appropriated each year for this purpose. If an issuer stopped making payment on a lease obligation held by a Fund, the lease obligation would lose some or all of its value. The Funds seeks to mitigate that risk by investing only in non-appropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. See the Statement of Additional Information for further information about lease obligations and illiquid securities.

The yields on Municipal Obligations depend on a variety of factors, including the condition of financial markets in general and the municipal market in particular, as well as the size of a particular offering, the maturity of the obligation and the rating of the issue. Certain Municipal Obligations may pay variable or floating rates of interest based upon certain market rates or indexes such as a bank prime rate or a tax-exempt money market index. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields, while those having the same maturity and coupon with different ratings may have the same yield. The market value of Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Similarly, the market value and net asset value of shares of the Funds will change in response to interest rate changes; they will tend to decrease when interest rates rise and increase when interest rates fall.

TEMPORARY INVESTMENTS. As described above, each Fund under ordinary circumstances may invest up to 20% of its net assets in "temporary investment," but may invest without limit in temporary investments during temporary defensive periods. Each fund will seek to make temporary investments in short-term securities the interest on which is exempt from regular federal income tax, but may be subject to state income tax in the Fund's respective state. If suitable federally tax-exempt temporary investments are not available at reasonable prices and yields, a Fund may make temporary investments in taxable securities whose interest is subject to both state and federal income tax. A Fund will invest only in those taxable temporary investments that are either U.S. Government securities or are rated within the two highest grades by Moody's, S&P or Fitch, and mature within one year from the date of purchase or carry a variable or floating rate of interest. See the Statement of Additional Information for further information about the temporary investments in which the Funds may invest.

Because each Fund will concentrate its investments in Municipal Obligations issued within a single state, a Fund may be affected by political, economic or regulatory factors that may impair the ability of issuers in that state to pay interest on or to repay the principal of their debt obligations. These special factors are briefly described for each Fund's respective state in this Joint Proxy Statement Prospectus. See the Statement of Additional Information for further information about these factors.

PORTFOLIO TRADING AND TURNOVER. Each Fund will make changes in its investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. A Fund may engage to a limited extent in short-term trading consistent with its investment objective. Changes in a Fund's investments are known as "portfolio turnover." Actual portfolio turnover rates are impossible to predict, and although they are not expected to generally exceed 75%, they may exceed 75% in particular years depending upon market conditions.

WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS. A Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis, which calls for the Fund to make payment or take delivery at a future date, normally 15-45 days after the trade date. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. A Fund commonly engages in when-issued transactions in order to purchase or sell newly issued Municipal Obligations, and may engage in delayed delivery transactions in order to manage its operations more effectively. See the Statement of Additional Information for further information about when-issued and delayed delivery transactions.

FINANCIAL FUTURES AND OPTIONS TRANSACTIONS. Although the Funds have no present intent to do so, each Fund reserves the right to engage in certain hedging transactions involving the use of financial futures contracts, options on financial futures or options based on either an index of long-term tax-exempt securities or on debt securities whose prices, in the opinion of Nuveen Advisory, correlate with the prices of the Fund's investments. These hedging transactions are designed to limit the risk of fluctuations in the prices of a Fund's investments. See the Statement of Additional Information for further information on futures and options and associated risks.

OTHER INVESTMENT POLICIES AND RESTRICTIONS. Each of the Funds has adopted certain fundamental policies intended to limit the risk of its investment portfolio. In accordance with these policies, each Fund may not:

- invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such imitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or

- borrow money, except from banks for temporary or emergency purposes and then only in an amount not exceeding (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities.

In applying these policies, the "issuer" of a security is deemed to be the entity whose assets and revenues are committed to the payment of principal and interest on that security, provided that the guarantee of an instrument will generally be considered a separate security.

In addition, New York may not:

- invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. Government, its agencies and instrumentalities, or to the investment of 25% of the Fund's assets.

In addition, each of the Funds may not, as a non-fundamental policy:

- invest more than 15% of its assets in illiquid securities (including repurchase agreements maturing in more than seven days).

Except as specifically noted above or in the Statement of Additional Information, each Fund's investment policies are not fundamental and may be changed without shareholder approval. For a more complete description of investment restrictions that may be changed without a shareholder vote, see the Statement of Additional Information.

FLEXIBLE PRICING PROGRAM

The Fund has adopted a Flexible Pricing Program that offers you four alternative ways to purchase Fund shares (Classes A, B, C and R), each with a different combination of sales charges, ongoing fees, eligibility requirements, and other features. The Program is designed to permit you and your financial adviser to choose the method of purchasing shares that you believe is most beneficial given the amount of your purchase and current investment, the length of time you expect to hold your investment, and other relevant circumstances. A summary of the four alternatives is set forth below:

----------------------------------------------------------------------------------------------------------------------
                     UP-FRONT SALES                                                  ANNUAL 12B-1         ANNUAL 12B-1
                             CHARGE                                              DISTRIBUTION FEE          SERVICE FEE
                                                     CONTINGENT DEFERRED
                                                            SALES CHARGE
                                                                  "CDSC"
----------------------------------------------------------------------------------------------------------------------
Class A            4.20% maximum(1)         None(1)                                          None                 .20%
Class B            None                     Maximum 5%, declining to 0%                   .75%(2)                 .20%
                                            after six years
Class C            None                     1% if shares redeemed within                     .55%                 .20%
                                            12 months of purchase
Class R            None                     None                                             None                 None
----------------------------------------------------------------------------------------------------------------------

(1) Initial sales charge waived or reduced for certain purchases. Class A purchases at net asset value of $1 million or more may be subject to a 1% CDSC if redeemed within 18 months of purchase.

(2) Class B Shares convert to Class A Shares after eight years.

For more information regarding features of each class, see "How to Buy Fund Shares," "How to Redeem Fund Shares" and "Distribution and Service Plan" below.

When you purchase Class A Shares, you will normally pay an up-front sales charge. As a result, you will have less money invested initially and you will own fewer Class A Shares than you would in the absence of an up-front sales charge. Alternatively, when you purchase Class B or Class C Shares, you will not pay an up-front sales charge and all of your monies will be fully invested at the time of purchase. However, Class B and Class C Shares are subject to an annual distribution fee, as reflected in the preceding table. In addition, Class B Shares are subject to a maximum 5% CDSC, which declines over time, if the shares are redeemed within the first six years after purchase, and Class C Shares are subject to a CDSC of 1% if redeemed within 12 months of purchase. Class B Shares automatically convert to Class A Shares eight years after purchase, which results in a reduction in the annual expenses borne by the shareholder. Because Class C Shares purchased after the effective date of the Reorganization do not convert to Class A Shares and continue to pay the annual distribution fee, Class C Shares would normally not be the optimal class for an investor who expects to hold shares for significantly longer than eight years. Class A, Class B and Class C Shares are subject to annual service fees, which are identical in amount and are used to compensate Authorized Dealers for providing you with ongoing account services. You may qualify for a reduced sales charge or a sales charge waiver on a purchase of Class A Shares, as described below under "How the Sales Charge on Class A Shares May Be Reduced or Waived." Under certain limited circumstances, Class R Shares are available for purchase at a price equal to their net asset value.

In deciding whether to purchase Class A, Class B, Class C or Class R Shares, you should consider all relevant factors, including the dollar amount of your purchase, the length of time you expect to hold the shares and whether a CDSC would apply, the amount of any applicable up-front sales charge, the amount of any applicable distribution or service fee that may be incurred while you own the shares, whether or not you will be reinvesting income or capital gain distributions in additional shares, whether or not you meet applicable eligibility requirements or qualify for a sales charge waiver or reduction, and the relative level of services that your financial adviser may provide to different classes. Authorized Dealers and other persons distributing the Fund's shares may receive different compensation for selling different classes of shares.

Differences Between the Classes of Shares. Each class of shares represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class has its own sales charge structure, each class bears its own class expenses, including distribution and service expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. In addition, the Class B Shares are subject to a conversion feature. As a result of the differences in the expenses borne by each class of shares, and differences in the purchase and redemption activity for each class, net income per share, dividends per share and net asset value per share will vary among the Fund's classes of shares.

Dealer Incentives. Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share sales charge during periods and for transactions specified in the notice. In those situations where there is no retained underwriting commission, i.e., on the sale of Class B or Class C Shares, Nuveen will periodically pay for similar activities at its own expense. The staff of the Securities and Exchange Commission takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act of 1933, as amended.

Nuveen may also periodically undertake sales promotion programs with broker-dealers with whom they have Distribution Agreements, in which they will grant a partial or full reallowance of its retained underwriting commission for fund sales as permitted by applicable rules. In addition, Nuveen will support those firms' efforts in sales training seminars, management meetings, and broker roundtables where it has the opportunity to present Nuveen's products and services. Nuveen may also provide recognition for outstanding sales achievements during a year through membership in its recognition clubs which includes a membership plaque and a recognition memento. In addition, Nuveen provides recognition through the awarding of imprinted nominal promotional items; client leads; as well as "thank you" dinners and entertainment. Its agents also typically provide food for office meetings. Under appropriate terms it will share with broker-dealers a portion of the cost of prospecting seminars and shareholder gatherings. In those situations where there is no retained underwriting commission, i.e., on the sale of Class B, Class C Shares, or Class R Shares, Nuveen will periodically pay for similar activities at their own expense.

HOW TO BUY FUND SHARES

You may purchase Class A Shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth below. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below under "How the Sales Charge on Class A Shares May Be Reduced or Waived." Class A Shares are also subject to an annual service fee. See "Flexible Pricing Program" and "Distribution and Service Plan."

The up-front sales charges for Class A Shares are as follows:

-------------------------------------------------------------------------------------------------------------------
                                                         SALES CHARGE AS       SALES CHARGE AS          REALLOWANCE
                                                             % OF PUBLIC              % OF NET          % OF PUBLIC
AMOUNT OF PURCHASE                                        OFFERING PRICE       AMOUNT INVESTED       OFFERING PRICE
-------------------------------------------------------------------------------------------------------------------
Less than $50,000                                             4.20%                      4.38%            3.70%
$50,000 but less than $100,000                                4.00%                      4.18%            3.50%
$100,000 but less than $250,000                               3.50%                      3.63%            3.00%
$250,000 but less than $500,000                               2.50%                      2.56%            2.00%
$500,000 but less than $1,000,000                             2.00%                      2.04%            1.50%
$1,000,000 and above                                          0.00%*                     0.00%               **
-------------------------------------------------------------------------------------------------------------------

* NAV trades subject to a 1.00% CDSC for shares redeemed within 18 months of purchase.

** Commission may be payable by Nuveen as follows: Nuveen pays Authorized Dealers of record on such Class A purchases a commission in an amount equal to the sum of 1% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of purchases over $5 million.

The Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown above to Authorized Dealers. See "Flexible Sales Charge Program--Dealer Incentives" above for more information about reallowances and other compensation to Authorized Dealers.

Certain commercial banks may make Class A Shares of the Fund available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connection with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to register as securities dealers in certain states.

HOW THE UP-FRONT SALES CHARGE ON CLASS A SHARES MAY BE REDUCED OR WAIVED

There are several ways to reduce or eliminate the up-front sales charge:

- rights of accumulation;

- letter of intent;

- purchases with monies representing distributions from Nuveen-sponsored UITs;

- broker-dealer sponsored mutual fund purchase programs;

- group purchase programs;

- reinvestment of redemption proceeds from non-affiliated funds; and

- special sales charge waivers for certain categories of investors.

Rights of Accumulation. You may qualify for a reduced sales charge as shown above on a purchase of Class A Shares if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of the Fund or of another Nuveen Mutual Fund, or units of a Nuveen UIT, on which an up-front sales charge or ongoing distribution fee is imposed, falls within the amounts stated in the table. You or your financial adviser must notify Nuveen or SSI of any cumulative discount whenever you plan to purchase Class A Shares of the Fund that you wish to qualify for a reduced sales charge.

Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown above. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to SSI Financial a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, over the next 13 months to purchase a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen UIT, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts that would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial adviser must notify Nuveen or SSI whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

Reinvestment of Nuveen Unit Trust Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various unit investment trusts sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of the Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to comply with certain administrative requirements relating to its group purchases.

Under any group purchase program, the minimum monthly investment in Class A Shares of any particular fund or portfolio by each participant is $50, and the minimum monthly investment in Class A Shares of any particular fund or portfolio for all participants in the program combined is $3,000. No certificates will be issued for any participant's account. All dividends and other distributions by the Fund will be reinvested in additional Class A Shares of the Fund. No participant may utilize a systematic withdrawal program.

To establish a group purchase program, both the group itself and each participant must fill out special application materials. See the Statement of Additional Information for more complete information about "qualified groups" and group purchase programs.

Reinvestment of Redemption Proceeds from Unrelated Funds. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

Special Sales Charge Waivers. Class A Shares of the Fund may be purchased at net asset value without a sales charge and in any amount by officers, trustees and former trustees of the Nuveen or Flagship Funds; bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members (as defined below); any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members; officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates; bank or broker-affiliated trust departments; clients of broker-dealers that sponsor mutual fund purchase programs on a periodic fee, asset-based "wrap" fee or no transaction fee basis; and clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based "wrap" fees for their services.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund. You or your financial adviser must notify Nuveen or SSI whenever you make a purchase of Class A Shares that you wish to be covered under these special sales charge waivers. All purchases under the Special Sales Charge Waivers will be subject to minimum purchase requirements as established by the Fund. Many of the above categories of investors are also eligible to purchase Class R Shares, as described below under "Class R Shares." Finally, Class A Shares may be issued at net asset value without a sales charge in connection with the acquisition by the Fund of another investment company.

In determining the amount of your purchases of Class A Shares that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, their parents and their children); or (3) all purchases made through a group purchase program as described above.

The reduced sales charge programs may be modified or discontinued by the Fund at any time upon prior written notice to shareholders of the Fund.

CLASS B SHARES

You may purchase Class B Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge, although a CDSC may be imposed if you redeem shares within a specified period after purchase, as shown in the table below. Since Class B Shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B Shares.

Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in distributing Class B shares, and Class B Shares are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial advice and other account services. See "Flexible Pricing Program" and "Distribution and Service Plan." Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.80% plus an advance of the first year's annual service fee of
 .20%.

If redeemed prior to the end of the sixth year after purchase, Class B Shares may be subject to a CDSC, as set forth below:

-----------------------------------
YEAR OF REDEMPTION     SALES CHARGE
  AFTER PURCHASE          (CDSC)
-----------------------------------
First                            5%
Second                           4%
Third                            4%
Fourth                           3%
Fifth                            2%
Sixth                            1%
-----------------------------------

Class B Shares acquired through the reinvestment of dividends and capital gains distributions are not subject to a CDSC. Any CDSC will be imposed on the aggregate net asset value of redeemed shares at the time of redemption or the original cost of such shares, whichever is less. For more information regarding the imposition of the CDSC, see "How to Redeem Fund Shares--Class B Shares," below.

Class B Shares will automatically convert to Class A Shares eight years after purchase. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will be subject to a reduced annual distribution fee, but they will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

CLASS C SHARES

You may purchase Class C Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee to compensate Nuveen for its costs of distributing Class C Shares. Class C Shares are also subject to an annual service fee of .20% to compensate Authorized Dealers for providing you with ongoing financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1.00% of the amount of Class C Shares purchased, which represents a sales commission of .80% plus an advance on the first year's annual service fee of
 .20%. See "Flexible Pricing Program" and "Distribution and Service Plan."

An investor purchasing Class C Shares pays a CDSC of 1% of the purchase price or redemption proceeds, whichever is less, if the Class C Shares are redeemed within 12 months of purchase. See "How to Redeem Fund Shares--Class C Shares."

If your Class C Shares were acquired in connection with the reorganization of certain Nuveen funds on January 31, 1997, you have the option to convert your shares to Class A Shares at the end of your six-year holding period based upon your original purchase date. If you are so eligible and wish to exercise this conversion feature, call Nuveen toll-free at 800-414-7447.

CLASS R SHARES

You may purchase Class R Shares with monies representing dividends and capital gain distributions on Class R Shares of the Fund. Also, you may purchase Class R Shares if you are within the following specified categories of investors who are also eligible to purchase Class A Shares at net asset value without an up-front sales charge: officers, current and former trustees of the Nuveen or Flagship Funds; bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members; any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members; officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates; and bank or broker-affiliated trust departments; persons investing $1 million or more in Class R Shares; and clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based "wrap" fees for their services.

If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual distribution fee to compensate Nuveen for distribution costs associated with the Funds and to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

INITIAL AND SUBSEQUENT PURCHASES OF SHARES

You may buy Fund shares through Authorized Dealers or by calling or directing your financial adviser to call Nuveen toll-free at 800-843-6765. You may pay for your purchase by Federal Reserve draft or by check made payable to "(Name of Fund), Class (A), (B), (C), (R)," delivered to the financial adviser through whom the investment is to be made for forwarding to the Fund's shareholder services agent, SSI. When making your initial investment, you must also furnish the information necessary to establish your Fund account by completing and enclosing with your payment the attached Application Form. After your initial investment, you may make subsequent purchases at any time by forwarding to Boston Financial a check in the amount of your purchase made payable to "(Name of Fund), Class (A), (B), (C), (R)," and indicating on the check your account number. All payments must be in U.S. dollars and should be sent directly to SSI at its address listed on the back cover of this Prospectus. A check drawn on a foreign bank or payable to a third party will not be acceptable. You may also wire Federal Funds directly to SSI, but you may be charged a fee for this. For instructions on how to make Fund purchases by wire transfer, call Nuveen toll-free at 800-621-7227.

PURCHASE PRICE

The price at which the purchase of Fund shares is effected is based on the next calculation of the Fund's net asset value after the order is placed. See "Net Asset Value," below for a description of how net asset value is calculated.

MINIMUM INVESTMENT REQUIREMENTS

Generally, your first purchase of any class of the Fund's shares must be for $3,000 or more. Additional purchases may be in amounts of $50 or more. These minimums may be changed at any time by the Fund. There are exceptions to these minimums for shareholders who qualify under one or more of the Fund's automatic deposit, group purchase or reinvestment programs.

SYSTEMATIC INVESTMENT PROGRAMS

The Fund offers you several opportunities to capture the benefits of "dollar cost averaging" through systematic investment programs. In a regularly followed dollar cost averaging program, you would purchase more shares when Fund share prices are lower and fewer shares when Fund share prices are higher, so that the average price paid for Fund shares is less than the average price of the Fund shares over the same time period. Dollar cost averaging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to continue investing in declining as well as rising markets before deciding to invest in this way. The Fund offers two different types of systematic investment programs:

Automatic Deposit Plan. Once you have established a Fund account you may make regular investments in an amount of $50 or more each month by authorizing SSI to make transfers from your bank account. There is no obligation to continue payments and you may terminate your participation at any time at your discretion. No charge in addition to the applicable sales charge is made in connection with this Plan, and there is no cost to the Fund.

Payroll Direct Deposit Plan. Once you have established a Fund account, you may, with your employer's consent, make regular investments in Fund shares of $50 or more per pay period by authorizing your employer to deduct this amount automatically from your paycheck and forward the same amount to the Fund. There is no obligation to continue payments and you may terminate your participation at any time at your discretion. No charge in addition to the applicable sales charge is made for this Plan, and there is no cost to the Fund.

OTHER SHAREHOLDER PROGRAMS

Exchange Privilege. You may exchange shares of a class of the Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, by calling or sending a written request to the Fund, c/o Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330. The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. Class A Shares of the Fund may be exchanged for Class A Shares of any other Nuveen Mutual Fund at net asset value without a sales charge. Similarly, Class A Shares of other Nuveen Mutual Funds purchased subject to a sales charge may be exchanged for Class A Shares of the Fund at net asset value without a sales charge. Shares of any Nuveen Mutual Fund purchased through dividend reinvestment or through investment of Nuveen UIT distributions may be exchanged for shares of the Fund or any other Nuveen Mutual Fund without a sales charge. Exchanges of shares from any Nuveen money market fund will be made into Class A Shares, Class B Shares or Class C Shares of the Fund or any other Nuveen Mutual Fund at the public offering price, which includes an up-front sales charge in the case of Class A Shares, a contingent deferred sales charge in the case of Class B Shares and Class C Shares, and will be subject to any applicable annual distribution fee. If, however, a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a sales charge was paid), the exchange of shares from a Nuveen money market fund will be made into Class A Shares at net asset value without any up-front sales charge. Class A Shares or Class C Shares may be exchanged for shares of any Nuveen money market fund. Class B Shares of the Fund may be exchanged for Class B Shares of any other Nuveen Mutual Fund. Class R Shares of the Fund may be exchanged for Class R Shares of any other Nuveen Mutual Fund or any Nuveen money market fund.

No CDSC will be charged on the exchange of shares of a class of the Fund for the same class of any other Nuveen Mutual Fund or, in the case of Class A Shares, Class B Shares and Class C Shares, for shares of any Nuveen money market fund. The holding period for purposes of the CDSC applicable to Class A Shares, Class B Shares or Class C Shares will continue to run during any period during which such exchanged shares are held.

The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you have elected the telephone exchange privilege. The exchange privilege may be modified or discontinued by the Fund at any time upon prior written notice to shareholders of the Fund.

Shareholders with the desire to automatically exchange shares of a predetermined amount on a monthly, quarterly, or annual basis, may take advantage of the systematic exchange plan. Please refer to the account application to establish this plan.

The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law.


Fund Direct. Fund Direct links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone, investments under Automatic Deposit Plan, and sending dividends and distributions, redemption payments or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call Nuveen for more information.



Fund Direct privileges must be requested via an Application you obtain by calling 800-621-7227, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request Fund Direct privileges on signature-guaranteed instructions to SSI. Fund Direct privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until SSI receives written instructions terminating or changing those privileges. After you establish Fund Direct for your account, any change of bank account information must be made by signature-guaranteed instructions to SSI signed by all shareholders who own the account.


Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call SSI at 800-621-7227. The purchase payment will be debited from your bank account.

Reinstatement Privilege. If you have redeemed Class A Shares of a Fund or Class A Shares of any other Nuveen Mutual Fund that were subject to a sales charge, you may reinvest without any added sales charge up to the full amount of the redemption in Class A Shares of the Fund at net asset value at the time of reinvestment. A shareholder of a Fund or other Nuveen Mutual Fund who redeems Class A Shares purchased pursuant to the waiver of the up-front sales load for purchases of $1 million or more or purchases Class B or Class C Shares and incurs a CDSC, may reinvest up to the full amount redeemed at net asset value at the time of reinvestment, in Class A, Class B or Class C Shares, as the case may be. The amount of any CDSC that was charged at the time of redemption will be reinvested at the time of reinstatement. This reinstatement privilege can be exercised only once for all or a portion of the Class A, Class B or Class C Shares you redeemed and must be exercised within one year of the date of the redemption. As applied to Class B Shares of the Fund, this reinstatement privilege, if exercised within one year of the date of the redemption, will preserve the period of time credited to your ownership of Class B Shares for purposes of the conversion of these Class B Shares to Class A Shares. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing and amount of the reinvestment.

ADDITIONAL INFORMATION

If you choose to invest in the Fund, an account will be opened and maintained for you by SSI, the Fund's shareholder services agent. Share certificates will be issued to you only upon written request to Boston Financial, and no certificates will be issued for fractional shares. The Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements. A change in registration or transfer of shares held in the name of your financial adviser's firm can only be made by an order in good form from the financial adviser acting on your behalf.

Subject to the rules and regulations of the Securities and Exchange Commission, the Fund reserves the right to suspend the continuous offering of its shares at any time, but no suspension shall affect your right of redemption as described below.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B and Class C Shares will be subject to an annual distribution fee and Class A, Class B and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

The distribution fee applicable to Class B and Class C Shares under the Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of such Shares. These expenses include, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of such Shares, certain other expenses associated with the distribution of such Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees. In addition, the distribution fee reimburses Nuveen for providing compensation to Authorized Dealers either at the time of sale or on an ongoing basis.

The service fee applicable to Class A, Class B and Class C Shares under the Plan will be payable to Nuveen, to be used to compensate Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

The Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. The Fund may spend up to .75 of 1% per year of the average daily net assets of Class B

Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. The Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

HOW TO REDEEM FUND SHARES

You may require the Fund at any time to redeem for cash your shares of the Fund at the net asset value next computed after instructions and required documents and certificates, if any, are received in proper form, as described below. There is no charge for the redemption of Class R Shares.

CLASS A SHARES

Class A Shares are normally redeemed at net asset value, without any contingent deferred sales charge. However, in the case of purchases at net asset value of Class A shares of $1 million or more, where the dealer of record has not waived the sales commission, a CDSC of 1% may be imposed on any redemptions within 18 months of purchase.

CLASS B SHARES

A contingent deferred sales charge may be imposed upon redemption of Class B Shares. The rate of the CDSC is determined by how long you have owned your shares, as described under "How to Buy Fund Shares--Class B Shares," above. The CDSC may be waived under certain special circumstances, as described in the Statement of Additional Information.

CLASS C SHARES

Class C Shares are redeemed at net asset value, without any contingent deferred sales charge, except for shares that are redeemed within 12 months of purchase. In the case of Class C Shares that are redeemed within 12 months of purchase, an investor will be charged a CDSC of 1%. The CDSC may be waived under certain special circumstances, as described in the Statement of Additional Information. There is no CDSC on Class C Shares held more than 12 months.

OPERATION OF THE CDSC

In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, except if another order of redemption would result in a lower charge or you specify another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of Shares into another Nuveen Mutual Fund or money market fund. Your holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the original Shares' cost or net asset value at the time of the redemption. Nuveen receives the amount of any CDSC you pay. The CDSC may be waived under certain special circumstances, as described in the Statement of Additional Information.

By Written Request. You may redeem shares by sending a written request for redemption directly to the Fund, c/o Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330. Requests for redemption must be signed by each shareholder and accompanied by certificates, if issued. If the redemption proceeds exceed $50,000 or are payable other than to the shareholder of record at the address of record (which address may not have changed in the preceding 60 days), the signature must be guaranteed by a member of an approved Medallion Guarantee Program or other eligible guarantors which include member firms of a domestic stock exchange, commercial banks, trust companies, savings associations and credit unions as defined by the Federal Deposit Insurance Act. You will receive payment based on the net asset value per share next determined after receipt by the Fund of a properly executed redemption request in proper form. A check for the redemption proceeds will be mailed to you within seven days after receipt of your redemption request. However, if any shares to be redeemed were purchased by check within 15 days prior to the date the redemption request is received, the Fund will not mail the redemption proceeds until the check received for the purchase of shares has cleared, which may take up to 15 days.

By TEL-A-CHECK. If you have authorized telephone redemption and your account address has not changed within the last 60 days, you can redeem shares that are held in non-certificate form and that are worth $50,000 or less by calling Nuveen at 800-621-7227. While you or anyone authorized by you may make telephone redemption requests, redemption checks will be issued only in the name of the shareholder of record and will be mailed to the address of record. If your telephone request is received prior to 4:00 p.m. eastern time, the redemption check will normally be mailed the next business day. For requests received after 4:00 p.m. eastern time, the check will be mailed on the second business day after the request.

By TEL-A-WIRE or Fund Direct. If you have authorized TEL-A-WIRE redemption, you can take advantage of the following expedited redemption procedures to redeem shares held in noncertificate form that are worth at least $1,000. If you have established Fund Direct and wish to redeem shares held in noncertificate form, there is no minimum requirement. You may make TEL-A-WIRE or Fund Direct redemption requests through a phone representative by calling Nuveen at 800-621-7227. If a redemption request is received by 4:00 p.m. eastern time, the redemption will be made as of 4:00 p.m. that day. If the redemption request is received after 4:00 p.m. eastern time, the redemption will be made as of 4:00 p.m. the following business day. Proceeds of redemptions through TEL-A-WIRE will normally be wired on the business day following the redemption, but may be delayed one additional business day if the Federal Reserve Bank of Boston or the Federal Reserve Bank of New York is closed on the day redemption proceeds would ordinarily be wired. The Fund reserves the right to charge a fee for TEL-A-WIRE. Proceeds of redemptions through Fund Direct will normally be wired to your Fund Direct bank account on the next business day after the redemption.

Before you may redeem shares by TEL-A-WIRE or Fund Direct, you must complete the telephone redemption authorization section of the Application Form and return it to Nuveen or SSI. If you did not authorize telephone redemption when you opened your account, you may obtain a telephone redemption authorization form by writing the Fund or by calling Nuveen toll-free at 800-621-7227. Proceeds of share redemptions made by TEL-A-WIRE will be transferred by Federal Reserve wire only to the commercial bank account specified by the shareholder on the application form. You must send a written request to Nuveen or SSI in order to establish multiple accounts, or to change the account or accounts designated to receive redemption proceeds. These requests must be signed by each account owner with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. Further documentation may be required from corporations, executors, trustees or personal representatives.

For the convenience of shareholders, the Fund has authorized Nuveen as its agent to accept orders from financial advisers by wire or telephone for the redemption of Fund shares. The redemption price is the first net asset value determined following receipt of an order placed by the financial adviser. The Fund makes payment for the redeemed shares to the securities representatives who placed the order promptly upon presentation of required documents with signatures guaranteed as described above. Neither the Fund nor Nuveen charges any redemption fees. However, your financial adviser may charge you for serving as agent in the redemption of shares.

The Fund reserves the right to refuse telephone redemptions and, at its option, may limit the timing, amount or frequency of these redemptions. This procedure may be modified or terminated at any time, on 30 days' notice, by the Fund. The Fund, SSI, and Nuveen will not be liable for following telephone instructions reasonably believed to be genuine. The Fund employs procedures reasonably designed to confirm that telephone instructions are genuine. These procedures include recording all telephone instructions and requiring up to three forms of identification prior to acting upon a caller's instructions. If the Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Systematic Withdrawal Plan. If you own Fund shares currently worth at least $10,000, you may establish a Systematic Withdrawal Plan by completing an application form for the Plan. You may obtain an application form by calling Nuveen toll-free at 800-621-7227.

The Plan permits you to request periodic withdrawals on a monthly, quarterly, semi-annual or annual basis in an amount of $50 or more. Depending upon the size of the withdrawals requested under the Plan and fluctuations in the net asset value of Fund shares, these withdrawals may reduce or even exhaust your account.

The purchase of Class A Shares, other than through reinvestment, while you are participating in the Systematic Withdrawal Plan with respect to Class A Shares will usually be disadvantageous because you will be paying a sales charge on any Class A Shares you purchase at the same time you are redeeming shares. Similarly, use of the Systematic Withdrawal Plan for Class B Shares held for less than six years or Class C Shares held 12 months or less may be disadvantageous because the newly-purchased Class B or Class C Shares will be subject to the CDSC.

General. The Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.

The Fund may, from time to time, establish a minimum total investment for Fund shareholders, and the Fund reserves the right to redeem your shares if your investment is less than the minimum after giving you at least 30 days' notice. If any minimum total investment is established, and if your account is below the minimum, you will be allowed 30 days following the notice in which to purchase sufficient shares to meet the minimum. Accounts with balances of less than $25 will be redeemed without written notice. No CDSC will be imposed on involuntary redemptions. So long as the Fund continues to offer shares at net asset value to holders of Nuveen UITs who are investing their Nuveen UIT distributions, no minimum total investment will be established for the Fund for such holders of Nuveen UITs.

DISTRIBUTIONS AND TAXES

Each Fund will pay monthly dividends to shareholders at a level rate that reflects the past and projected net income of the Fund and that results, over time, in the distribution of all of the Fund's net income. Net income of each Fund consists of all interest income accrued on its portfolio less all expenses of the Trust accrued daily that are applicable to that Fund. To maintain a more stable monthly distribution, each Fund may from time to time distribute less than the entire amount of net income earned in a particular period. This undistributed net income would be available to supplement future distributions, which might otherwise have been reduced by a decrease in a Fund's monthly net income due to fluctuations in investment income or expenses. As a result, the distributions paid by a Fund for any particular monthly period may be more or less than the amount of net income actually earned by a Fund during such period. Undistributed net income is included in a Fund's net asset value and, correspondingly, distributions from previously undistributed net income are deducted from a Fund's net asset value. It is not expected that this dividend policy will impact the management of the Fund's portfolios.

Nuveen Advisory will periodically undertake to waive fees and reimburse expenses of a Fund to the extent necessary to maintain a competitive distribution rate. This practice may produce a higher monthly distribution than would otherwise be the case.

Dividends paid by a Fund with respect to each class of shares will be calculated in the same manner and at the same time, and will be paid in the same amount except that different distribution and service fees and any other expense, relating to a specific class of shares will be borne exclusively by that class. As a result, dividends per share will vary among a Fund's classes of shares.

Each Fund currently intends to declare dividends on the 9th of each month (or if the 9th is not a business day, on the immediately preceding business day), payable to shareholders of record as of the close of business on that day. This distribution policy is subject to change, however, by the Board of Trustees of the Trust without prior notice to or approval by shareholders. Dividends will be paid on the first business day of the following month and are reinvested in additional shares of a Fund at net asset value unless you have elected that your dividends be paid in cash. Net realized capital gains, if any, will be paid not less frequently than annually and will be reinvested at net asset value in additional shares of the Fund unless you have elected to receive capital gains distributions in cash.

TAX MATTERS

The following federal and state tax discussion is intended to provide you with an overview of the impact on the Funds and their shareholders of federal as well as state and local income tax provisions. These tax provisions are subject to change by legislative or administrative action, and any changes may be applied retroactively. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Funds and the federal, state and local tax consequences to Fund shareholders.

Federal Income Tax. Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for tax treatment as a regulated investment company. In order to qualify for treatment as a regulated investment company, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution if its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income tax on the portion of its net investment income and net realized capital gains that is currently distributed to shareholders. Each Fund also intends to satisfy conditions that will enable it to pay "exempt-interest dividends" to its shareholders. This means that you will not be subject to regular federal income tax on Fund dividends you receive from income on Municipal Obligations.

Your share of a Fund's taxable income, if any, from income on taxable temporary investments and net short-term capital gains, will be taxable to you as ordinary income. Distributions, if any, of net long-term capital gains are taxable as long-term capital gains, regardless of the length of time you have owned shares of the Fund. You will be required to pay tax on all taxable distributions even if these distributions are automatically reinvested in additional Fund shares. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. As long as a Fund qualifies as a regulated investment company under the Code, taxable distributions will not qualify for the dividends received deduction for corporate shareholders. Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distributions and will be taxed on the distribution (unless it is exempt from tax) even though the distribution represents a return of a portion of the purchase price.

If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its taxable income for that year, and the entire amount of your distributions would be taxable as ordinary income.

The Code does not permit you to deduct the interest on borrowed monies used to purchase or carry tax-free investments, such as shares of a Fund. Under Internal Revenue Service rules, the purchase of Fund shares may be considered to have been made with borrowed monies even though those monies are not directly traceable to the purchase of those shares.

Because the net asset value of each Fund's shares includes net tax-exempt interest earned by the Fund but not yet declared as an exempt interest dividend, each time an exempt-interest dividend is declared, the net asset value of the Fund's shares will decrease in an amount equal to the amount of the dividend. Accordingly, if you redeem shares of a Fund immediately prior to or on the record date of a monthly exempt-interest dividend, you may realize a taxable gain even though a portion of the redemption proceeds may represent your pro rata share of undistributed tax-exempt interest earned by the Fund.

The redemption or exchange of Fund shares normally will result in capital gain or loss to shareholders. Any loss you may realize on the redemption or exchange of shares of a Fund held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received on these shares and will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain received on these shares.

If you receive social security or railroad retirement benefits, you should note that tax-exempt income is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

The Funds may invest in private activity bonds, the interest on which is not exempt from federal income tax to "substantial users" of the facilities financed by these bonds or "related person' of such substantial users. Therefore, the Funds may not be appropriate investments for you if you are considered either a substantial user or a related person.

Each Fund may invest an unlimited amount of its net assets in AMT Bonds, the interest on which is a specific tax preference item for purposes of computing the alternative minimum tax on corporations and individuals. If your tax liability is determined under the alternative minimum tax, you will be taxed on your share of the Fund's exempt-interest dividends that were paid from income earned on AMT Bonds. In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Fund that would otherwise be tax exempt, is included in calculating a corporation's adjusted current earnings.

Each Fund is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to back-up withholding.

Each January, your Fund will notify you of the amount and tax status of Fund distributions for the preceding year.

State Income Tax Matters. Under the laws of the respective state of each Fund, dividends you receive from income earned by the Fund on Municipal Obligations issued by the Fund's respective state or a political subdivision thereof will be exempt from that state's applicable personal income tax. The exemption from state personal income tax applies whether you receive a Fund's dividends in cash or reinvest them in additional shares of the Fund. Dividends paid by a Fund representing interest payments on particular categories of Municipal Obligations may, under some circumstances, also be exempt from income taxes imposed by political subdivisions of that Fund's respective state.

DESCRIPTION OF STATE TAX TREATMENT

The following state tax information applicable to each Fund and its shareholders is based upon the advice of each Fund's special state tax counsel, and represents a summary of certain provisions of each State's tax laws presently in effect. These provisions are subject to change by legislative or administrative action, which may be applied retroactively to Fund transactions. The state tax information below assumes that each Fund qualifies as a regulated investment company for federal income tax purposes under the Code, and that amounts so designated by each Fund to its shareholders qualify as "exempt-interest dividends" under Section 852(b)(5) of the Code. You should consult your own tax adviser for more detailed information concerning state taxes to which you may be subject.

NEW JERSEY

Individual shareholders of the New Jersey Fund, including trusts and estates, who are subject to the New Jersey Gross Income Tax will not be required to include in their New Jersey gross income (1) distributions from the New Jersey Fund which the New Jersey Fund clearly identifies as directly attributable to interest or gains from New Jersey Municipal Obligations, obligations of the United States or any other obligations the interest and gain on which is exempt from New Jersey Gross Income Tax under New Jersey law or Federal law, and (2) per gains attributable to the redemption or exchange of New Jersey Fund shares, provided that the New Jersey Fund qualifies as a "qualified investment fund." Qualified investment funds include, among others, any registered investment company or series thereof (such as the New Jersey Fund), which invests at least 80% of its assets, excluding cash and certain hedging transactions, in the obligations described above, and which has no investments other than interest-bearing or discounted obligations, cash and certain hedging transactions. A corporate shareholder, including an S corporation, subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax will be required to include in its entire net income distributions of interest or gain, or both, from the New Jersey Fund, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income, and net gain derived on the redemption or exchange of New Jersey Fund shares.

NEW YORK

Individual shareholders of the New York Fund who are subject to New York State or New York City personal income taxation will not be required to include in their New York adjusted gross income that portion of their exempt-interest dividends (as determined for federal income tax purposes) which the New York Fund clearly identifies as directly attributable to interest earned on Municipal Obligations issued by governmental authorities in New York ("New York Municipal Obligations") and which are specifically exempted from personal income taxation in New York State or New York City, or interest earned on obligations of U.S. territories or possessions that is exempt from taxation by the states pursuant to federal law. Distributions to individual shareholders of dividends derived from interest that does not qualify as exempt-interest dividends (as determined for federal income tax purposes), distributions of exempt-interest dividends (as determined for federal income tax purposes) which are derived from interest on Municipal Obligations issued by governmental authorities in states other than New York State, and distributions derived from interest earned on federal obligations will be included in their New York adjusted gross income as ordinary income. Distributions to individual shareholders of the New York Fund of capital gain dividends (as determined for federal income tax purposes) will be included in their New York adjusted gross income as long-term capital gains. Distributions to individual shareholders of the New York Fund of dividends derived from any net income received from taxable temporary investments and any net short-term capital gains realized by the New York Fund will be included in their New York adjusted gross income as ordinary income. Gain or loss, if any, resulting from an exchange or redemption of shares of the New York Fund that is recognized by individual shareholders of the New York Fund for federal income tax purposes will be recognized for purposes of New York personal income taxation.

For purposes of New York State franchise taxation (or New York City general corporation taxation), entire income will include dividends received from the New York Fund (as determined for federal income tax purposes), as well as any gain or loss recognized from an exchange or redemption of shares of the New York Fund that is recognized for federal income tax purposes, and investment capital will include a corporate shareholder's shares of the New York Fund. If a shareholder of the New York Fund is subject to the New York City unincorporated business tax, income and gains derived from the New York Fund will be subject to such tax, except for exempt-interest dividends (as determined for federal income tax purposes) which the New York Fund clearly identifies as directly attributable to interest earned on New York Municipal Obligations.

NET ASSET VALUE

Net Asset value of the shares of a Fund will be determined separately for each class of shares. The net asset value per share of a class of shares will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the total number of shares of the class outstanding. The net asset value per share is expected to vary among a Fund's Class A Shares, Class B, Class C Shares and Class R Shares, principally due to the differences in sales charges, distribution and service fees and other class expenses borne by each class.

The net asset value of the shares of each Fund will be determined by State Street, the Fund's custodian, as of 4:00 p.m. eastern time on each day the New York Stock Exchange is normally open for trading. In determining the net asset value, the custodian uses the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. The pricing service values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which are expected to constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of its Board of Trustees.

GENERAL INFORMATION

If you have any questions about the Trust, the Funds or other Nuveen Mutual Funds, call Nuveen toll-free at 800 621-7227.

Custodian and Transfer and Shareholder Services Agent. The Custodian of the assets of the Funds is Chase Manhattan Bank 770 Broadway, New York, NY 10003. Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, the Funds' transfer, shareholder services and dividend paying agent and, as such, it performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.


Organization. The Trust is an open-end management series investment company under the Investment Company Act of 1940. Each Fund constitutes a separate series of the Trust and is an open-end management mutual fund. The New Jersey Fund is "non-diversified" and the New York Fund is "diversified." The Trust was organized as a Massachusetts business trust on July 1, 1996, pursuant to a Declaration of Trust. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares, $.01 par value, representing interests in separate series of the Trust. The Trust currently has ten authorized series. The shares of each series of the Trust are divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments and has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares of a Fund automatically convert to Class A Shares of the same Fund and certain Class C Shares may be converted to Class A shares of the same Fund, both as described above. The Board of Trustees has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof. The Funds are not required and do not intend to hold annual meetings of the shareholders.

ANNEX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION ("Agreement") is made as of the 15th day of October, 1996 by and between the [Nuveen Multistate Tax-Free Trust (the "Nuveen Trust"), a Massachusetts business trust/Nuveen Tax-Free Bond Fund, Inc. (the "Nuveen Corp."), a Minnesota Corporation], on behalf of its
series of shares designated                 (the "Nuveen Fund"), the Flagship
Tax Exempt Funds Trust (the "Flagship Trust"), a Massachusetts business trust,
on behalf of its series of shares designated                 (the "Flagship
Fund"), and the Nuveen Flagship Multistate Trust II (the "New Trust"), a Massachusetts business trust, on behalf of its series of shares
designated                 (the "New Fund"). The [Nuveen Trust/Nuveen Corp.] and
the Flagship Trust are referred to as the "Acquired Companies," and, collectively, with the New Trust as the "Companies," and the Nuveen Fund and the Flagship Fund are referred to as the "Acquired Funds," and, collectively, with the New Funds as the "Funds."

This Agreement is intended to be, and is adopted as, a plan of reorganization (the "Reorganization") pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Reorganization will consist of (a) the acquisition by the New Fund of substantially all the assets of the Acquired Funds in exchange solely for shares of the New Fund ("New Fund Shares"), and the assumption by the New Fund of substantially all the liabilities of the Acquired Funds; and (b) the pro rata distribution, after the Closing Date hereinafter referred to, of such New Fund Shares to the shareholders of the Acquired Funds in liquidation of the Acquired Funds as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. [The distribution of New Fund Shares to the Nuveen Fund shareholders and the termination of the Nuveen Fund will be effected pursuant to an amendment to the articles of incorporation of the Nuveen Corp. to be adopted by the Nuveen Corp. in accordance with the Minnesota Business Corporation Act.]

In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR SHARES OF THE NEW FUND AND ASSUMPTION OF LIABILITIES, IF ANY; LIQUIDATION OF THE ACQUIRED FUND.

   1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to sell, assign, transfer and deliver, as of the close of business on the Closing Date (the "Effective Time"), substantially all its assets as set forth in paragraph 1.2 to the New Fund, free and clear of all liens and encumbrances, except as otherwise provided herein, and in exchange therefor the Acquiring Fund agrees (a) to assume substantially all the liabilities, if any, of each Acquired Fund, as set forth in paragraph 1.3 and (b) to issue and deliver to each Acquired Fund, for distribution in accordance with paragraph 1.5 to such Acquired Fund's shareholders, the number of New Fund Shares, Class A, C and/or R, having an aggregate net asset value equal to the value of the assets, less the liabilities, of such Acquired Fund of the same class so transferred, assigned and delivered, all determined in the manner and as of the date and time provided in paragraph 2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

   1.2 Except as otherwise provided herein, as of the Effective Time, the New Fund shall acquire the assets of each Acquired Fund (consisting without limitation of all cash, cash equivalents, municipal obligations and other portfolio securities, receivables (including interest and dividends receivable) and any deferred or prepaid expenses shown as assets) as set forth in the respective Statement of Net Assets referred to in paragraph 7.3 as of the Closing Date. Notwithstanding the foregoing, the assets to be acquired will not include cash in the amount necessary to pay the dividends and/or other distributions contemplated by paragraph 1.4. No Acquired Fund has any plan or intent to sell or otherwise dispose of any of its assets, other than in the ordinary course of business, including without limitation, sale or disposition of assets to comply with the provisions of paragraph 4.1.17.

   1.3 Except as otherwise provided herein, as of the Effective Time, the New Fund will assume from each Acquired Fund all debts, liabilities, obligations and duties of such Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, arising in the ordinary course of business, whether or not determinable as of the Effective Time and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, the New Fund will not assume any Acquired Fund's obligation to pay the dividends and/or other distributions contemplated by paragraph 1.4; and further provided that each Acquired Fund agrees to utilize its best efforts to discharge all of its known debts, liabilities, obligations and duties (other than pursuant to paragraph 1.4) prior to the Effective Time. Without limiting the generality of the foregoing, it is understood that recourse for the Acquired Funds liabilities assumed by the New Fund shall, at and after the Closing Date, be limited to the assets of the New Fund.

   1.4 Prior to the Effective Time, each Acquired Fund will declare a dividend and/or other distribution to be paid within 30 days after the Closing Date to its shareholders of record so that, upon such payment, it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt income and realized net capital gains, if any, through and including the Closing Date.

   1.5 On a date as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), each Acquired Fund will liquidate and distribute (a) pro rata to its shareholders of record, determined as of the Effective Time, each class of the New Fund Shares received by such Acquired Fund pursuant to paragraph 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Effective Time and prior to the Liquidation Date ("Interim Dividends")), in exchange for shares of such Acquired Fund of the same class held by the shareholders of such Acquired Fund. Such liquidation and distribution will be accomplished by opening accounts on the books of the New Fund in the names of the shareholders of each Acquired Fund and transferring to each account such shareholder's pro rata share of each class of New Fund Shares received by such Acquired Fund held by such shareholder, and by paying to the shareholders of such Acquired Fund any Interim Dividends on such transferred shares.

   1.6 After the Liquidation Date, each holder of an outstanding certificate or certificates representing shares of an Acquired Fund will be entitled to receive, upon surrender of his or her certificates, a certificate or certificates representing the number of New Fund Shares of each class distributable with respect to the shares of such Acquired Fund of the same class that are surrendered. No dividends or other distributions payable to the holders of record of the New Fund Shares as of a date on or after the Liquidation Date are required to be paid to any shareholder holding certificates representing shares of an Acquired Fund ("Acquired Fund Share Certificates") as of the Closing Date until the New Fund is notified by such Acquired Fund's transfer agent that such shareholder has surrendered his or her outstanding Acquired Fund Share Certificates or, in the event of lost, stolen or destroyed Acquired Fund Share Certificates, posted adequate bond or submitted an affidavit of lost certificate, or both. Each Acquired Fund will request its shareholders to surrender their outstanding Acquired Fund Share Certificates, post adequate bond and/or submit an affidavit of lost certificate, as the case may be. Upon the surrender of Acquired Fund Share Certificates (or, if applicable, after the posting of a bond and/or submission of an affidavit of lost certificate), there shall be paid to the shareholder in whose name the New Fund Shares shall be registered all dividends or other distributions that shall have become payable with respect to such New Fund Shares between the Liquidation Date and the time of such surrender. In no event shall the shareholder entitled to receive such dividends and distributions be entitled to receive interest thereon. No redemption or repurchase of any New Fund Shares distributable with respect to the shares of an Acquired Fund represented by such Acquired Fund Share Certificates shall be permitted until the Acquired Fund Certificates are surrendered (or, if applicable, after the posting of a bond and/or submission of an affidavit of lost certificate).

   1.7 Any transfer taxes payable upon issuance of New Fund Shares in a name other than the registered holder of the Acquired Fund shares surrendered in exchange therefor on the books of the applicable Acquired Fund as of that time shall be paid by the person to whom such New Fund Shares are to be issued as a condition to the registration of such transfer.

   1.8 Any reporting responsibility of any Acquired Fund with the Securities and Exchange Commission (the "SEC"), or any state securities commission is and shall remain the responsibility of such Acquired Fund up to and including the Liquidation Date.

   1.9 All books and records of each Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder, shall be available to the New Fund from and after the Closing Date and shall be turned over to the New Fund on or prior to the Liquidation Date.

   1.10 Promptly following the Liquidation Date, each Acquired Fund will terminate.

2. VALUATION

   2.1 The value of each Acquired Fund's assets and liabilities to be acquired and assumed, respectively, by the New Fund shall be computed as of the Effective Time, using the valuation procedures set forth in such Acquired Fund's prospectus.

   2.2 The net asset value of each class of a New Fund Share shall be computed as of the Effective Time by dividing the value of the New Fund's total assets attributable to the class by the number of outstanding shares of the class (excluding shares issuable pursuant to the Reorganization), using the valuation procedures set forth in the Joint Proxy Statement--Prospectus.

   2.3 The number (calculated to the third decimal place) of New Fund Shares of each class to be issued in exchange for each Acquired Fund's net assets of that class shall be calculated by dividing the net asset value of each class of each Acquired Fund (determined in accordance with paragraph 2.1) by the net asset value per share of such class of the New Fund (determined in accordance with paragraph 2.2).

3. CLOSING AND CLOSING DATE

   3.1 The Closing Date shall be January 31, 1997 or such later date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time unless otherwise provided. The Closing shall be at the office of the New Trust or at such other place as the parties may agree.

   3.2 The custodian for each Acquired Fund, shall deliver to the New Fund at the Closing a certificate of an authorized officer stating that (a) the Acquired Fund's portfolio securities, cash and any other assets have been transferred in proper form to the New Fund on the Closing Date and
        (b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

   3.3 In the event that on the proposed Closing Date (a) the New York Stock Exchange ("NYSE") is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of any class of any Acquired Fund or of the net asset value per share of the New Fund Share is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

   3.4 Each Acquired Fund shall deliver to the New Fund on or prior to the Liquidation Date a list of the names and addresses of its shareholders and the number of outstanding shares of such Acquired Fund owned by each such shareholder (the "Shareholder Lists"), all as of the Effective Time, certified by the Secretary or Assistant Secretary of the Acquired Fund. The New Fund shall issue and deliver to each Acquired Fund at the Closing a confirmation or other evidence satisfactory to such Acquired Fund that New Fund Shares have been or will be credited to such Acquired Fund's account on the books of the New Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

   4.1  Each Acquired Company represents and warrants as follows:

       4.1.1 The Acquired Company is a duly organized, validly existing [business trust/corporation] and in good standing under the laws of the [Commonwealth of Massachusetts/State of Minnesota] and has the power to own all of its properties and assets and, subject to approval of the shareholders of the Acquired Fund, to carry out the Agreement.

       4.1.2 The Acquired Company is an open-end management investment company duly registered under the Investment Company Act, and such registration is in full force and effect.

       4.1.3 The Acquired Company is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the [Declaration of Trust/Articles of Incorporation] or By-Laws of the Acquired Company or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Company is a party or by which the Acquired Company is bound.

       4.1.4 The Acquired Company has no material contracts or other commitments with respect to the Acquired Fund (except this Agreement and the obligations to pay the dividends and/or distributions contemplated by paragraph 1.4) that will not be terminated on or prior to the Closing Date without any liability or penalty to the Acquired Fund or the New Fund.

       4.1.5 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund or any of its properties or assets. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

       4.1.6a NUVEEN TRUST/CORP.: The audited Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Portfolio of Investments of the Nuveen Fund at
                               , 1996 and for the period then ended (copies of
              which have been furnished to the New Fund) have been prepared in accordance with generally accepted accounting principles consistently applied and present fairly, in all material respects, the financial condition of the Nuveen Fund as of such date, and there are no known material liabilities of the Nuveen Fund (contingent or otherwise) not disclosed therein.

       4.1.6b FLAGSHIP TRUST: The audited Statement of Net Assets, Statement of
              Operations, Statement of Changes in Net Assets, Financial Highlights and Portfolio of Investments of the Flagship Fund at May 31, 1996 and for the period then ended (copies of which have been furnished to the New Fund) have been prepared in accordance with generally accepted accounting principles consistently applied and present fairly, in all material respects, the financial condition of the Flagship Fund as of such date, and there are no known material liabilities of the Flagship Fund (contingent or otherwise) not disclosed therein.

       4.1.7a NUVEEN TRUST/CORP.: Since           , 1996 there has not been any
              materially adverse change in the Nuveen Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Nuveen Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the New Fund. For the purposes of this paragraph 4.1.7a, a decline in net asset value or net asset value per share of any class of the Nuveen Fund as a result of changes in the value of investments held by the Nuveen Fund or a distribution or payment of dividends shall not constitute a materially adverse change.

       4.1.7b FLAGSHIP TRUST: Since May 31, 1996 there has not been any materially adverse change in the Flagship Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Flagship Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the New Fund. For the purposes of this paragraph 4.1.7b, a decline in net asset value or net asset value per share of any class of the Flagship Fund as a result of changes in the value of investments held by the Flagship Fund or a distribution or payment of dividends shall not constitute a materially adverse change.

       4.1.8 All federal, state and other tax returns and reports of the Acquired Fund required by law to have been filed or furnished by the date hereof have been filed or furnished, and all federal, state and other taxes, interest and penalties shown as due on said returns and reports have been paid insofar as due, or provision has been made for the payment thereof, and, to the best of the Acquired Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns or reports.

       4.1.9 Since it commenced operations, the Acquired Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year.

       4.1.10 The authorized capital of the Acquired Company consists of number of shares. All issued and outstanding shares of
              the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable[, except that shareholders of the Acquired Fund may under certain circumstances be held personally liable for its obligations.] All issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the applicable Shareholder List submitted to the New Fund in accordance with the provisions of paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, nor is there outstanding any security convertible into shares of the Acquired Fund, except for the conversion feature described in the Joint Proxy Statement--Prospectus.

       4.1.11 At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the New Fund pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and, upon delivery and payment for such assets, the New Fund will acquire good and marketable title thereto.

       4.1.12 The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees/Directors of the Acquired Company and by all necessary action, other than shareholder approval, and, subject to shareholder approval, this Agreement constitutes a valid and binding obligation of the Acquired Fund.

       4.1.13 The information furnished and to be furnished by the Acquired Company for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is, and shall be, accurate and complete in all material respects and is in compliance, and shall comply, in all material respects with applicable federal securities and other laws and regulations.

       4.1.14 On the effective date of the Registration Statement referred to in paragraph 5.4, at the time of the Special Meeting of the Acquired Fund's shareholders and on the Closing Date, the Joint Proxy Statement-- Prospectus (a) will comply in all material respects with the provisions and regulations of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Investment Company Act and the rules and regulations thereunder and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.1.14 shall not apply to statements in or omissions from the Joint Proxy Statement--Prospectus made in reliance upon

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

and in conformity with information furnished by the New Trust or any other Acquired Company for use therein.

       4.1.15 No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act, and such as may be required under state securities laws.

       4.1.16 There are no brokers or finder's fees payable on behalf of the Acquired Fund in connection with the transactions provided for herein.


       4.1.17 At the Closing Date, all portfolio securities and other investments included in the Acquired Fund's assets shall be permissible investments for the New Fund under the investment objective, policies and limitations set forth in the New Fund's registration statement and under applicable law. From the date of this Agreement to and including the Closing Date, the Acquired Fund shall confer and cooperate fully with the New Fund with respect to the management of the Acquired Fund to ensure that the Acquired Fund's obligations under this paragraph are duly met.


       4.1.18 The Acquired Company will call a meeting of shareholders of the Acquired Fund to consider and act upon this Agreement and the transactions contemplated herein and to take all other action necessary to obtain approval of the transactions contemplated hereby.

   4.2 The New Trust represents and warrants as follows:

       4.2.1 The New Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out the Agreement.

       4.2.2 The New Trust is or will be on the effective date of the Registration Statement referred to in paragraph 5.4 an open-end management investment company duly registered under the Investment Company Act, and such registration is or will be in full force and effect.

       4.2.3 The New Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Declaration of Trust or By-Laws of the New Trust or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the New Trust is a party or by which the New Trust is bound.

       4.2.4 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of the New Trust, threatened against the New Fund or any of its properties or assets. The New Trust knows of no facts that might form the basis for the institution of such proceedings, and the New Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.


       4.2.5 The New Trust shall deliver to each Acquired Fund an audited Statement of Net Assets and Portfolio of Investments of the New Fund at October 16, 1996, which will be prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition of the New Fund as of such date, and there are no known material liabilities of the New Fund (contingent or otherwise) that will not be disclosed therein.


       4.2.6 No federal, state or other tax returns or reports of the New Fund were required by law to have been filed or furnished by the date hereof.

       4.2.7 The Acquiring Fund intends to meet the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company for its first taxable year and each succeeding taxable year.

       4.2.8 The authorized capital of the New Trust consists of an unlimited number of shares. All issued and outstanding New Fund Shares are, and all New Fund Shares to be issued in exchange for the net assets of the Acquired Funds pursuant to this Agreement will be when so issued, duly and validly issued and outstanding, fully paid and non-assessable, except that shareholders of the New Fund may under certain circumstances be held personally liable for its obligations. Except as contemplated by this Agreement, the New Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any New Fund Shares, nor is there outstanding any security convertible into any New Fund Shares, except for the conversion feature described in the Joint Proxy Statement--Prospectus.

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

       4.2.9 The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of the New Trust and by all necessary action, and this Agreement constitutes a valid and binding obligation of the New Trust.

       4.2.10 The information furnished and to be furnished by the New Trust for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is, and shall be, accurate and complete in all material respects and is in compliance, and shall comply, in all material respects with applicable federal securities and other laws and regulations.

       4.2.11 On the effective date of the Registration Statement, at the time of the Special Meeting of each Acquired Fund's shareholders and on the Closing Date, the Registration Statement and the Joint Proxy Statement--Prospectus (a) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the Investment Company Act and the rules and regulations thereunder and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.2.11 shall not apply to statements in or omissions from the Joint Proxy Statement--Prospectus and the Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Companies for use therein.

       4.2.12 No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the New Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act, and such as may be required under state securities laws.

       4.2.13 There are no brokers' or finders' fees payable on behalf of the New Fund in connection with the transactions provided for herein.

5. COVENANTS OF THE NEW TRUST AND THE ACQUIRED COMPANIES

   5.1 Except as may otherwise be required by paragraph 1.4, each Company will operate its respective business in the ordinary course between the date hereof and the Closing Date.

   5.2 Each Acquired Company will assist the New Trust in obtaining such information as the New Trust reasonably requests concerning the beneficial ownership of each Acquired Fund's shares.

   5.3 Subject to the provisions of this Agreement, each Company will take or cause to be taken all action, and will do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

   5.4 Each Acquired Company will prepare and file with the SEC the Joint Proxy Statement--Prospectus, and the New Trust will prepare and file with the SEC a registration statement on Form N-14 relating to the New Fund Shares to be issued hereunder (together with any amendments thereof and supplements thereto, the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the Investment Company Act and the rules and regulations thereunder. Each Acquired Company and the New Trust have cooperated and shall continue to cooperate with each other, and have furnished information and shall continue to furnish information relating to itself to be included in the Form N-14.

   5.5 Each Acquired Company will, from time to time, as and when requested by any other Company, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Company may deem necessary or desirable in order to (a) vest in and confirm to the New Fund title to and possession of all the assets of the Acquired Funds to be sold, assigned, transferred and delivered to the New Fund pursuant to this Agreement, (b) vest in and confirm to the Acquired Funds title to and possession of all the New Fund Shares to be transferred to the Acquired Funds pursuant to this Agreement, (c) assume all of the Acquired Funds' liabilities in accordance with this Agreement, and (d) otherwise to carry out the intent and purpose of this Agreement.

   5.6 The New Trust will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


   5.7 The costs associated with the Reorganization will be borne by and allocated between Flagship Financial Inc. and Nuveen Advisory Corp.


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
6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED COMPANIES

The obligations of each Acquired Company to consummate the transactions provided for herein shall, at its election, be subject to the performance by the New Trust of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions.

   6.1 All representations and warranties of the New Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

   6.2 The New Trust shall have delivered to the Acquired Company a certificate executed in its name by the President or a Vice President of the New Trust in form and substance satisfactory to the Acquired Company and dated as of the Closing Date, to the effect that the representations and warranties of the New Trust in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Company shall reasonably request.

   6.3 The Acquired Company shall have received an opinion from Vedder, Price, Kaufman & Kammholz, dated as of the Closing Date, to the effect that:

        6.3.1 The New Trust has been duly organized and is validly existing as a business trust in good standing under the laws of the Commonwealth of Massachusetts with requisite power and authority to own its properties and, to the knowledge of such counsel, to carry on its business as presently conducted;

        6.3.2 This Agreement has been duly authorized, executed and delivered by the New Trust and, assuming due authorization, execution and delivery of the Agreement by the Acquired Company, constitutes a valid and binding obligation of the New Trust enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles;

        6.3.3 The New Fund Shares, to be distributed to shareholders of the Acquired Fund under this Agreement will, when issued in exchange for the net assets of the Acquired Fund as contemplated by this Agreement, be validly issued and outstanding and fully paid and non-assessable (except that shareholders of the New Fund may under certain circumstances be held personally liable for its obligations) and free of preemptive rights;

        6.3.4 Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby violate (i) the New Trust's Declaration of Trust or By-Laws or (ii) any federal law of the United States, the laws of the State of Illinois or the laws of the Commonwealth of Massachusetts applicable to the New Trust; provided, however, that such counsel may state that it expresses no opinion with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; and provided, further that insofar as performance by the New Trust of its obligations under this Agreement is concerned such counsel may state that it expresses no opinion as to bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors' rights;

        6.3.5 All regulatory consents, authorizations, approvals and filings required to be obtained or made by the New Trust under the federal laws of the United States and the laws of the Commonwealth of Massachusetts for the consummation of the transactions contemplated by this Agreement have been obtained or made;

        6.3.6 The New Trust has been registered with the SEC as an investment company and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

        6.3.7 To the knowledge of such counsel, (a) no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the New Trust or the New Fund or any of its properties or assets, and
              (b) the New Trust or the New Fund is not a party to or subject to the provision of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE NEW TRUST

The obligations of the New Trust to consummate the transactions provided for herein with respect to any Acquired Company shall, at its election, be subject to the performance by the Acquired Company of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

   7.1 All representations and warranties of the Acquired Company contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

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
   7.2 The Acquired Company shall have delivered to the Acquiring Fund a certificate executed in its name by the President or Vice President of the Acquired Company, in form and substance satisfactory to the New Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Company in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the New Trust shall reasonably request.

   7.3 The Acquired Company shall have delivered to the New Trust on the Closing Date a Statement of Net Assets, which Statement shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of the portfolio securities of the Acquired Fund showing the adjusted tax bases and holding periods of such securities as of the Closing Date, certified by the Treasurer of the Acquired Company.

   7.4 On or immediately prior to the Closing Date, the Acquired Fund shall have declared the dividends and/or distributions contemplated by paragraph 1.4.

   7.5 The New Trust shall have received an opinion from Vedder, Price, Kaufman & Kammholz with respect to the Nuveen Trust/Corp., dated as of the Closing Date, to the effect that:

        7.5.1 The Acquired Company has been duly organized and is validly existing as a [business trust/corporation] in good standing under the laws of the [Commonwealth of Massachusetts/State of Minnesota] with requisite power and authority to own its properties and, to the knowledge of such counsel, to carry on its business as presently conducted;

        7.5.2 This Agreement has been duly authorized, executed and delivered by the Acquired Company and, assuming due authorization, execution and delivery of the Agreement by the New Trust, constitutes a valid and binding obligation of the Acquired Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles;

        7.5.3 Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby violate (i) the Acquired Company's [Declaration of Trust/Articles of Incorporation] or By-Laws or (ii) any federal law of the United States, the laws of the State of Illinois or the laws of the [Commonwealth of Massachusetts/State of Minnesota] applicable to the Acquired Company; provided, however, that such counsel may state that it expresses no opinion with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; and provided, further that insofar as performance by the Acquired Company of its obligations under this Agreement is concerned such counsel may state that it expresses no opinion as to bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors' rights;

        7.5.4 All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Acquired Company under the federal laws of the United States and the laws of the [Commonwealth of Massachusetts/State of Minnesota] for the consummation of the transactions contemplated by this Agreement have been obtained or made;

        7.5.5 The Acquired Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

        7.5.6 To the knowledge of such counsel, (a) no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Company or the Acquired Fund or any of its properties or assets, and (b) the Acquired Company or the Acquired Fund is not a party to or subject to the provision of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

   7.6 The New Trust shall have received an opinion from Skadden, Arps, Slate, Meagher & Flom with respect to the Flagship Trust, dated as of the Closing Date, to the effect that:

        7.6.1 The Acquired Company has been duly organized and is validly existing as a business trust in good standing under the laws of the Commonwealth of Massachusetts with requisite power and authority to own its properties and, to the knowledge of such counsel, to carry on its business as presently conducted;

        7.6.2 This Agreement has been duly authorized, executed and delivered by the Acquired Company and, assuming due authorization, execution and delivery of the Agreement by the New Trust, constitutes a valid and binding obligation of the Acquired Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles;

       7.6.3 Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby violate (i) the Acquired Company's Declaration of Trust or By-Laws or (ii) any federal law of the United States, the laws of the State of Illinois or the laws of the Commonwealth of Massachusetts applicable to the Acquired Company; provided, however, that such counsel may state that it expresses no opinion with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; and provided, further that insofar as performance by the Acquired Company of its obligations under this Agreement is concerned such counsel may state that it expresses no opinion as to bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors' rights;

       7.6.4 All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Acquired Company under the federal laws of the United States and the laws of the Commonwealth of Massachusetts for the consummation of the transactions contemplated by this Agreement have been obtained or made;

       7.6.5 The Acquired Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

       7.6.6 To the knowledge of such counsel, (a) no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Company or the Acquired Fund or any of its properties or assets, and (b) the Acquired Company or the Acquired Fund is not a party to or subject to the provision of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

   7.7 The New Trust shall receive from the independent auditor of each Acquired Fund ("auditor") on the Closing Date a comfort letter dated as of the Closing Date, to the effect that the auditor has performed a limited review in accordance with the Statement of Auditing Standards No. 36 of the AICPA, and on the basis of such limited review, nothing came to the attention of the auditor that caused the auditor to believe that the Statement of Net Assets referred to in paragraph 7.3 was not in conformity with generally accepted accounting principles.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANIES

The obligations of each Company hereunder are subject to the further conditions that on or before the Closing Date:

   8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite votes of (a) the Board of Trustees/Directors of each Company and (b) the holders of the outstanding shares of each Acquired Fund in accordance with the provisions of each Acquired Company's Declaration of Trust/Articles of Incorporation and By-Laws, and each Company shall have delivered certified copies of the resolutions evidencing such approvals to the other Companies.

   8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

   8.3 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such federal or state authorities) deemed necessary by the each Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a materially adverse effect on the assets or properties of the New Fund or any Acquired Fund, provided that either party hereto may waive any part of this condition as to itself.

   8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the Funds no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.

   8.5 The Companies shall have received an opinion of Vedder, Price, Kaufman & Kammholz satisfactory to the Companies and based upon such reasonably requested representations and warranties as requested by counsel, substantially to the effect that, for federal income tax purposes:

       8.5.1 The acquisition by the New Fund of all the assets of each Acquired Fund in exchange solely for New Fund Shares and the assumption by the New Fund of each Acquired Fund's liabilities, if any, followed by the distribution by the Acquired Funds of the New Fund Shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares in complete liquidation of the Acquired Funds, will constitute a "reorganization" within the meaning of
              Section 368(a)(1) of the Internal Revenue Code, and the New Fund

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

and the Acquired Funds each will be "a party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code;

       8.5.2 An Acquired Fund's shareholders will recognize no gain or loss upon the exchange of all of their Acquired Fund shares for New Fund Shares in complete liquidation of the Acquired Fund.

       8.5.3 No gain or loss will be recognized by any Acquired Fund upon the transfer of all its assets to the New Fund in exchange solely for New Fund Shares and the assumption by the New Fund of the Acquired Fund's liabilities, if any, and with respect to the subsequent distribution of those New Fund Shares to the Acquired Fund shareholders in complete liquidation of the Acquired Fund;

       8.5.4 No gain or loss will be recognized by the New Fund upon the acquisition of any Acquired Fund's assets in exchange solely for New Fund Shares and the assumption of the Acquired Fund's liabilities, if any;

       8.5.5 The basis of the assets acquired by the New Fund will be, in each instance, the same as the basis of those assets when held by any Acquired Fund immediately before the transfer, and the holding period of such assets acquired by the New Fund will include the holding period thereof when held by such Acquired Fund;

       8.5.6 The basis of the New Fund Shares to be received by an Acquired Fund's shareholders upon liquidation of the Acquired Fund will be, in each instance, the same as the basis of the Acquired Fund shares surrendered in exchange therefor, decreased by any cash received and increased by the amount of gain recognized on the exchange; and

       8.5.7 The holding period of the New Fund Shares to be received by an Acquired Fund's shareholders will include the period during which the Acquired Fund shares to be surrendered in exchange therefor were held, provided such Acquired Fund shares were held as capital assets by those shareholders on the date of the exchange.

   8.6 All conditions to the closing of the Agreement and Plan of Merger by and among The John Nuveen Company, Flagship Resources Inc. and others dated July 16, 1996 shall have been satisfied or waived.

   8.7 The amendment to the articles of incorporation of the Nuveen Corp. shall have been filed in accordance with the applicable provisions of Minnesota law.

9. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES


   9.1  This Agreement constitutes the entire agreement among the Companies.


   9.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereby.

10. TERMINATION

This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the shareholders of the Funds:

  10.1  By mutual agreement of the Companies;

  10.2 By any Company, if a condition to the obligations of such Company shall not have been met and it reasonably appears that it will not or cannot be met; or

  10.3 By any Company, if the Closing shall not have occurred on or before June 30, 1997;

In the event of any such termination, there shall be no liability for damages on the part of any Company or any Trustee, Director or officer of any Company.

11. AMENDMENT

This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders' meetings called by the Acquired Companies pursuant to paragraph 4.1.18, no such amendment may have the effect of changing the provisions for determining the number of New Fund Shares to be distributed to the Acquired Funds' shareholders under this Agreement without their further approval and the further approval of the Acquired Companies' Boards of Trustees/Directors and provided further that nothing contained in this paragraph 11 shall be construed as requiring additional approval to amend this Agreement to change the Closing Date or the Effective Time.

12. NOTICES

Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, prepaid certified mail or overnight delivery service addressed to:

     Nuveen Trust/Corp., c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606, Attention: James J. Wesolowski

     Flagship Trust, c/o Flagship Financial, Inc., One Dayton Centre, One South Main Street, Dayton, Ohio 45402, Attention: Michael D. Kalbfleisch

     New Trust, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606, Attention: James J. Wesolowski

13. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

  13.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  13.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

  13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

  13.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

  13.5 All persons dealing with the New Trust must look solely to the property of the New Fund for the enforcement of any claims against the New Trust as neither the Trustees, officers, agents or shareholders of the New Trust assume any personal liability for obligations entered into on behalf of the New Fund.

  13.6 All persons dealing with any Acquired Company must look solely to the property of the applicable Acquired Fund for the enforcement of any claims against the Acquired Company as neither the Trustees, Directors, officers, agents or shareholders of the Acquired Company assume any personal liability for obligations entered into on behalf of such Acquired Fund.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by the President or Vice President of each Company.

                                          NUVEEN MULTISTATE TAX-FREE
                                          TRUST/NUVEEN TAX-FREE BOND FUND, INC.

                                          By:
                                            ------------------------------------
                                                         President

                                          FLAGSHIP TAX-EXEMPT FUNDS TRUST II

                                          By:
                                            ------------------------------------
                                                         President

                                          NUVEEN FLAGSHIP MULTISTATE TRUST II

                                          By:
                                            ------------------------------------
                                                         President

ANNEX C

HOLDERS OF MORE THAN 5% OF ANY CLASS OF A FUND'S SHARES

           NAME OF FUND AND CLASS                      NAME AND ADDRESS OF OWNER            PERCENTAGE OF OWNERSHIP
--------------------------------------------  --------------------------------------------  -----------------------
Flagship New Jersey.........................  Merrill Lynch Pierce Fenner & Smith 97393              19.22%
                                                Attn: Book Entry
                                                P.O. Box 45286
                                                Jacksonville, FL 32232-5286
Flagship New York
  Class A...................................  Merrill Lynch Pierce Fenner & Smith 97393              47.06%
                                                Attn: Book Entry
                                                P.O. Box 45286
                                                Jacksonville, FL 32232-5286
Flagship New York
  Class C...................................  Merrill Lynch Pierce Fenner & Smith 97393              72.28%
                                                Attn: Book Entry
                                                P.O. Box 45286
                                                Jacksonville, FL 32232-5286
                                              Prudential Securities Inc. FBO                         10.23%
                                                Ms. Hanifa Omerhodzic
                                                170 Windom Ave.
                                                Orchard Park, NY 14127-1518
                                              Painewebber For the Benefit of                          8.77%
                                                Deborah M. Stocker
                                                59 Newport Drive
                                                Nanuet, NY 10954-3124
Nuveen New Jersey
  Class A...................................  NFSC FEBO #AAR-452009                                   5.18%
                                                Olga Schadas
                                                28 Madison Street
                                                S. Bound Brook, NJ 08880
                                              Nicholas A. Rao &                                       7.11%
                                                Catherine F. Rao
                                                JT TEN WROS NOT TC
                                                9 Marlin Ave. W
                                                Edison, NJ 08820-3164
                                              Merrill Lynch Pierce Fenner & Smith Inc.                7.35%
                                                97E82
                                                Attn: Book Entry Dept.
                                                4800 Deer Lake Dr. E. Fl. 3
                                                Jacksonville, FL 32246-6484
Nuveen New Jersey
  Class C...................................  NFSC FEBO #A7D-004987                                   5.55%
                                                Doris Sicora
                                                103 W. Spray Way
                                                Lavallette, NJ 08735
                                              Donaldson Lufkin Jenrette Securities                    5.57%
                                                Corporation Inc.
                                                P.O. Box 2052
                                                Jersey City, NJ 07303-9998
                                              William G. Osborne                                     24.49%
                                                c/o Aurachem Corp.
                                                South 3R & Somerset St.
                                                P.O. Box 471
                                                Harrison, NJ 07029-0471
                                              Alvin H. Frankel Agent for                              8.73%
                                                Louise I. Grill
                                                U/POA DTD Jun 17 94
                                                601 Haddon Ave.
                                                Collingswood, NJ 08108-3703

           NAME OF FUND AND CLASS                      NAME AND ADDRESS OF OWNER            PERCENTAGE OF OWNERSHIP
--------------------------------------------  --------------------------------------------  -----------------------
Nuveen New York
  Class A...................................  Donaldson Lufkin Jenrette Securities                    7.33%
                                              Corporation Inc.
                                                P.O. Box 2052
                                                Jersey City, NJ 07303-9998
                                              BHC Securities Inc.                                     7.35%
                                                FAO 72893684
                                                Attn: Mutual Funds
                                                One Commerce Square
                                                2005 Market Street, Suite 1200
                                                Philadelphia, PA 19103
Nuveen New York
  Class C...................................  Katherine C. Hinton &                                  14.12%
                                                Lorin W. Lyle
                                                JT TEN WROS NOT TC
                                                100 LaSalle St., Apt. 11F
                                                New York, NY 10027-4738
                                              Leila W. Bugenhagen &                                   7.24%
                                                Kenneth Bugenhagen
                                                JT TEN WROS NOT TC
                                                552 Forest Edge Dr.
                                                East Amherst, NY 14051-2468
                                              Carol Wieder                                           12.02%
                                                315 Vista Dr.
                                                Jericho, NY 11753-2808
                                              Adam S. Katz &                                          6.03%
                                                Karen Katz
                                                JT TEN WROS NOT TC
                                                2276 Merrick Ave.
                                                Merrick, NY 11566
Nuveen New York
  Class R...................................  BHC Securities Inc.                                     8.75%
                                                FAO 84809126
                                                Attn: Mutual Funds
                                                One Commerce Square
                                                2005 Market Street, Suite 1200
                                                Philadelphia, PA 19103

ANNEX D

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this      day of           , 1996, by and between FLAGSHIP TAX
EXEMPT FUNDS TRUST, a Massachusetts business trust (the "Fund"), and NUVEEN ADVISORY CORP., a Delaware corporation (the "Adviser").

W I T N E S S E T H

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of each of the Fund's portfolios as may exist from time to time in accordance with the Fund's investment objective and policies and limitations relating to such portfolio, and to administer the Fund's affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of the assets of each portfolio shall be subject to the Fund's policies, restrictions and limitations with respect to securities investments as set forth in the Fund's registration statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 covering the Fund's shares of beneficial interest, including the Prospectus and Statement of Additional Information forming a part thereof, all as filed with the Securities and Exchange Commission and as from time to time amended, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered open-end management investment companies.

    The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund's transfer agent and shareholder service agent) for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

2. For the services and facilities described in Section l, the Fund will pay to the Adviser, at the end of each calendar month, an investment management fee related to each of the Fund's portfolios. For each portfolio, calculated separately, the fees shall be computed at the rate of:


    [As described in Joint Proxy Statement-Prospectus]


    For the month and year in which this Agreement becomes effective, or terminates, and for any month and year in which a portfolio is added or eliminated from the Fund, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect, or the portfolio shall have existed, during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

    Regardless of any of the above provisions, the Adviser guarantees that the total expenses of the Fund in any fiscal year, exclusive of taxes, interest, brokerage commissions, and extraordinary expenses such as litigation costs, shall not exceed, and the Adviser undertakes to pay or refund to the Fund any amount up to but not greater than the aggregate fees received by the Adviser under this Agreement for such fiscal year, the limitation imposed by any jurisdiction in which the Fund continues to offer and sell its shares after exceeding such limitation.

    The net asset value of the Fund shall be calculated as provided in the Declaration of Trust of the Fund. On each day when net asset value is not calculated, the net asset value of a share of beneficial interest of the Fund shall be deemed to be the net asset value of such share as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

3. The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

4. Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as trustees, officers or agents.

5. The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

6. The Adviser currently manages other investment accounts and funds, including those with investment objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for a Fund portfolio may also be appropriate for other Fund portfolios or for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the Fund's portfolios and the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by a Fund portfolio and another Fund's portfolio or one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund portfolio or portfolios purchasing such securities and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund portfolios and such other accounts and funds, the size of investment commitments generally held by the Fund portfolios and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

7.  This Agreement shall continue in effect until [              ], unless and
    until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940.

    This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon sixty (60) days' written notice to the other party. The Fund may effect termination by action of the Board of Trustees, or, with respect to any Fund portfolio, by vote of a majority of the outstanding voting securities of that portfolio, accompanied by appropriate notice.

    This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Fund, or, with respect to any Fund portfolio, by vote of a majority of the outstanding voting securities of that portfolio, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

    Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in
    Section 2, earned prior to such termination.

8. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

9. The Adviser and its affiliates reserve the right to grant, at any time, the use of the name "Nuveen" or the name "Flagship", or any approximation or abbreviation thereof, to any other investment company or business enterprise. Upon termination of this Agreement by either party, or by its terms, the Fund shall thereafter refrain from using any name of the Fund which includes "Nuveen" or "Flagship" or any approximation or abbreviation thereof, or is sufficiently similar to such name as to be likely to cause confusion with such name, and shall not allude in any public statement or advertisement to the former association.

10. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

11. The Fund's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

FLAGSHIP TAX EXEMPT FUNDS TRUST                  NUVEEN ADVISORY CORP.
by:                                              by:
--------------------------------------------     --------------------------------------------
          Vice President                                  Vice President


Attest:                                          Attest:
--------------------------------------------     --------------------------------------------
         Assistant Secretary                              Assistant Secretary

ANNEX E

FORM OF NEW RULE 12B-1 PLAN

PLAN OF DISTRIBUTION AND SERVICE
PURSUANT TO RULE 12B-1

                                                                          , 1996

WHEREAS, Flagship Tax Exempt Funds Trust, a Massachusetts business trust (the "Fund") engages in business as an open-end management investment company and is registered under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Fund currently has           Series with shares outstanding:
[Name(s) of series] (the "Series");

WHEREAS, the Fund, on behalf of each Series, employs John Nuveen & Co. Incorporated (the "Distributor") as distributor of the shares of the Fund (the
"Shares") pursuant to a Distribution Agreement dated as of           , 1996;

WHEREAS, the Fund is authorized to issue Shares in four different classes ("Classes"): Class A, Class B, Class C and Class R.

WHEREAS, the Fund, on behalf of each Series, desires to adopt a Plan of Distribution and Service pursuant to Rule 12b-1 under the Act ("Rule 12b-1"), and the Board of Trustees of the Fund has determined that there is a reasonable likelihood that adoption of this Plan of Distribution and Service will benefit the Fund and its shareholders;

WHEREAS, the Fund, on behalf of each Series, has adopted a Multiple Class Plan Pursuant to Rule 18f-3 (the "Rule 18f-3 Plan") to enable the various Classes of Shares to be granted different rights and privileges and to bear different expenses, and has an effective registration statement on file with the SEC containing a Prospectus describing such Classes of Shares;

WHEREAS, as described in the Rule 18f-3 Plan, the purchase of Class A Shares is generally subject to an up-front sales charge, as set forth in the Fund's Prospectus and Statement of Additional Information, and the purchase of Class B and Class C Shares will not be subject to an up-front sales charge, but in lieu thereof the Class B Shares will be subject to a declining contingent deferred sales charge and Class C Shares will be subject to an asset-based distribution fee, as described below; and

WHEREAS, Shares representing an investment in Class B will automatically convert to Class A Shares 8 years after the investment, as described in the Prospectus for the Shares;

NOW, THEREFORE, the Fund, on behalf of each Series, hereby adopts, and the Distributor hereby agrees to the terms of, this Plan of Distribution and Service (the "Plan") in accordance with Rule 12b-1, on the following terms and conditions:

1. (a) The Fund, on behalf of each Series, is authorized to compensate the Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of Shares of Class A, Class B and Class C of the Fund and the servicing of accounts holding such Shares.

   (b) The amount of such compensation paid during any one year shall consist


               [As described in Joint Proxy Statement-Prospectus]



     Such compensation shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine.


   (c) With respect to Class A Shares, the Distributor shall pay any Service Fees it receives under the Plan for which a particular underwriter, dealer, broker, bank or selling entity having a Dealer Agreement in effect ("Authorized Dealer", which may include the Distributor) is the dealer of record to such Authorized Dealers to compensate such organizations for providing services to shareholders relating to their investment. The Distributor may retain any Service Fees not so paid.

   (d) With respect to the Class B Shares, the Distributor:

     (i) shall retain the Distribution Fee to compensate it for costs associated with the distribution of the Class B Shares, including the payment of broker commissions to Authorized Dealers (which may include the Distributor) who were the dealer of record with respect to the purchase of those shares; and

     (ii) shall pay any Service Fees it receives under the Plan for which a particular Authorized Dealer is the dealer of record (which may include the Distributor) to such Authorized Dealers to compensate such organizations for providing services to shareholders relating to their investment; provided, however, that the Distributor shall be entitled to retain, for the first year after purchase of the Class B Shares, the Service Fee to the extent that it may have pre-paid the Service Fee to the Authorized Dealer of record.

     The Distributor may retain any Distribution or Service Fees not so paid.

   (e) With respect to the Class C Shares, the Distributor:

     (i) shall pay the Distribution Fee it receives under the Plan with respect to Class C Shares for which a particular Authorized Dealer is the dealer of record (which may include the Distributor) to such Authorized Dealers to compensate such organizations in connection with such share sales; provided, however, that the Distributor shall be entitled to retain, for the first year after purchase of the Class C Shares, the Distribution Fee to the extent that it may have pre-paid the Distribution Fee to the Authorized Dealer of record; and

     (ii) shall pay any Service Fees it receives under the Plan for which a particular Authorized Dealer is the dealer of record (which may include the Distributor) to such Authorized Dealers to compensate such organizations for providing services to shareholders relating to their investment; provided, however, that the Distributor shall be entitled to retain, for the first year after purchase of the Class B Shares, the Service Fee to the extent that it may have pre-paid the Service Fee to the Authorized Dealer of record.

     The Distributor may retain any Distribution or Service Fees not so paid.

   (f) Services for which such Authorized Dealers may receive Service Fee payment include any or all of the following: maintaining account records for shareholders who beneficially own Shares; answering inquiries relating to the shareholders' accounts, the policies of the Fund and the performance of their investment; providing assistance and handling transmission of funds in connection with purchase, redemption and exchange orders for Shares; providing assistance in connection with changing account setups and enrolling in various optional fund services; producing and disseminating shareholder communications or servicing materials; the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses, relating to any activity for which payment is authorized by the Board; and the financing of any other activity for which payment is authorized by the Board.

   (g) Payments of Distribution or Service Fees to any organization as of any quarter-end will not exceed the appropriate amount based on the annual percentages set forth in subparagraphs (c), (d) and (e) above, based on average net assets of accounts for which such organization appeared on the records of the Fund and/or its transfer agent as the organization of record during the preceding quarter.

2. This Plan shall not take effect until the Plan, together with any related agreement(s), has been approved by votes of a majority of both (a) the Board of Trustees of the Fund, and (b) those Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Rule 12b-1 Trustees") cast in person at a meeting (or meetings) called for the purpose of voting on the Plan and such related Agreement(s).

3. This Plan shall remain in effect until                     , and shall
   continue in effect thereafter so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 2.

4. The Distributor shall provide to the Board of Trustees of the Fund and the Board shall review, at least quarterly, a written report of distribution- and service-related activities, Distribution Fees, Service Fees, and the purposes for which such activities were performed and expenses incurred.

5. This Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority (as defined in the Act) of the outstanding voting Shares of a Series of the Fund.

6. This Plan may not be amended to increase materially the amount of compensation payable by a Series with respect to Class A, Class B or Class C Shares under paragraph 1 hereof unless such amendment is approved by a vote of at least a majority (as defined in the Act) of the outstanding voting Shares of that Class of Shares of the Series. No material amendment to the Plan shall be made unless approved in the manner provided in paragraph 2 hereof.

7. While this Plan is in effect, the selection and nomination of the Trustees who are not interested persons (as defined in the Act) of the Fund shall be committed to the discretion of the Trustees who are not such interested persons.

8. The Fund shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 4 hereof, for a period of not less than six years from the date of the Plan, any such agreement or any such report, as the case may be, the first two years in an easily accessible place.

                                                                       FLAG-MS-2

                                                                        NUV-MS-2

                      NUVEEN FLAGSHIP MULTISTATE TRUST II

                 Nuveen Flagship New Jersey Municipal Bond Fund
                  Nuveen Flagship New York Municipal Bond Fund

                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Joint Proxy Statement-Prospectus of the Nuveen Flagship Multistate Trust II (the "New Trust") dated October 25, 1996. The Joint Proxy Statement-Prospectus may be obtained without charge by mailing a written request to the New Trust,
Attention: Secretary, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 621-7227.


     The Statement of Additional Information for the Nuveen Multistate Tax-Free Trust dated May 31, 1996, the Statement of Additional Information for the Nuveen Tax-Free Bond Fund, Inc. dated July 1, 1996 and the Statement of Additional Information for the Flagship Tax Exempt Funds Trust dated September 26, 1996 accompany this Statement of Additional Information and are incorporated herein by reference.

                               TABLE OF CONTENTS

                                                                                            PAGE
Investment Policies and Investment Portfolio..............................................   S-2
Management................................................................................  S-18
Investment Adviser and Investment Management Agreement....................................  S-19
Portfolio Transactions....................................................................  S-20
Net Asset Value...........................................................................  S-21
Tax Matters...............................................................................  S-21
Performance Information...................................................................  S-26
Additional Information on the Purchase and Redemption of Fund Shares......................  S-29
Distribution and Service Plans............................................................  S-30
Independent Public Accountants and Custodian..............................................  S-31
Financial Statements......................................................................   F-1
Pro Forma Financial Information...........................................................   P-1
Annex A -- Ratings of Investments.........................................................   A-1
Annex B -- Statement of Additional Information -- Nuveen Trust............................   B-1
Annex C -- Statement of Additional Information -- Nuveen Corp.............................   C-1
Annex D -- Statement of Additional Information -- Flagship Trust..........................   D-1


   THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS OCTOBER 25, 1996.

                  INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

INVESTMENT POLICIES

     The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

           (1) Invest in securities other than Municipal Obligations and temporary investments, as those terms are defined in the Prospectus;

           (2) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so;

           (3) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets;

           (4) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (2) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information;

           (5) Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting;

           (6) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security;

           (7) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information;

           (8) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations;

           (9) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

          (10) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information;


          (11) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;


          (12) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.


     In addition, the New York Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund, invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States government, its agencies and instrumentalities or to the investment of 25% of the Fund's assets.



     In addition, each of the Funds, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid securities."

     For the purpose of applying the limitations set forth in paragraph (11) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

     Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of a Fund's assets that may be invested in securities insured by any single insurer.

     The foregoing restrictions and limitations, as well as the Funds' policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

     The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.


     The New Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The New Jersey Fund is "non-diversified" and the New York Fund is "diversified." Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by such matter.


PORTFOLIO SECURITIES

     As described in the Prospectus, each Fund invests primarily in Municipal Obligations that are issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax. Municipal Obligations in which each Fund will primarily invest are issued by that Fund's respective state and local authorities in that state, and bear interest that, in the opinion of bond counsel to the issuer, is exempt from federal income tax and from personal income tax imposed by the respective state.

     The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch Investors Service, Inc. ("Fitch"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, with no fixed percentage limitations on these unrated Municipal Obligations; and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes.

     As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Each Fund will seek to minimize the special risks associated with such securities by only investing in those nonappropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

     Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

PORTFOLIO TRADING AND TURNOVER

     Each Fund will make changes in its investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. A Fund may also engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. A Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, each Fund's annual portfolio turnover rate is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable, and therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

WHEN-ISSUED SECURITIES

     Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Fund will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. A Fund will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Fund reserves the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. A Fund commonly engages in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed delivery transactions in order to manage its operations more effectively.

SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL OBLIGATIONS OF DESIGNATED STATES

     Except for investments in temporary investments, each of the Funds will invest substantially all of its net assets in its respective state's Municipal Obligations. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents.

FACTORS PERTAINING TO NEW JERSEY

     As described above, except to the extent the New Jersey Fund invests in temporary investments, the New Jersey Fund will invest substantially all of its net assets in New Jersey Municipal Obligations. The New Jersey Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of New Jersey Municipal Obligations. The following information provides only a brief summary of some of the complex factors affecting the financial situation in New Jersey (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in New Jersey. No independent verification has been made of the accuracy or completeness of any of the following information.

     There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of New Jersey Municipal Obligations held in the portfolio of the New Jersey Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

     The State and Its Economy. The State is the ninth largest state in population and the fifth smallest in land area. With an average of 1,062 people per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Historically, New Jersey's average per capita income has been well above the national average, and in 1994 the State ranked second among the states in per capita personal income ($27,742).

     The New Jersey Economic Policy Council, a statutory arm of the New Jersey Department of Commerce and Economic Development, has reported in New Jersey Economic Indicators, a monthly publication of the New Jersey Department of Labor, Division of Labor Market and Demographic Research, that in 1988 and 1989 employment in New Jersey's manufacturing sector failed to benefit from the export boom experienced by many Midwest states and the State's service sectors, which had fueled the State's prosperity since 1982, lost momentum. In the meantime, the prolonged fast growth in the State in the mid 1980s resulted in a tight labor market situation, which has led to relatively high wages and housing prices. This means that, while the incomes of New Jersey residents are relatively high, the State's business sector has become more vulnerable to competitive pressures.

     The onset of the national recession (which officially began in July 1990 according to the National Bureau of Economic Research) caused an acceleration of New Jersey's job losses in construction and manufacturing. In addition, the national recession caused an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to an estimated 6.6% in April 1996, which is greater than the national average of 5.4% in April 1996.

     Because some sectors will lag due to continued excess capacity, employers even in rebounding sectors can be expected to remain cautious about hiring until they become convinced that improved business will be sustained, and certain firms will continue to merge or downsize to increase profitability. Economic recovery is likely to be slow and uneven in New Jersey, with unemployment receding at a correspondingly slow pace.

     Debt Service. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. As of June 30, 1995, there was a total authorized bond indebtedness of approximately $9.48 billion, of which $3.65 billion was issued and outstanding, $4.0 billion was retired (including bonds for which provision for payment has been made through the sale and issuance of refunding bonds) and $1.83 billion was unissued. The debt service obligation for such outstanding indebtedness is $466.3 million for fiscal year 1996.

     New Jersey's Budget and Appropriation System. The State operates on a fiscal year beginning July 1 and ending June 30. At the end of fiscal year 1989, there was a surplus in the State's general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made) of $411.2 million. At the end of fiscal year 1990, there was a surplus in the general fund of $1.0 million. At the end of fiscal year 1991, there was a surplus in the general fund of $1.4 million. New Jersey closed its fiscal year 1992 with a surplus in the general fund of $760.8 million, fiscal year 1993 with a surplus of $937.4 million, and fiscal year 1994 with a surplus of $926.0 million. It is estimated that New Jersey closed its fiscal year 1995 with a surplus of $569 million.

     In order to provide additional revenues to balance future budgets, to redistribute school aid and to contain real property taxes, on June 27, 1990, and July 12, 1990, Governor Florio signed into law legislation which was estimated to raise approximately $2.8 billion in additional taxes (consisting of $1.5 billion in sales and use taxes and $1.3 billion in income taxes), the biggest tax hike in New Jersey history. There can be no assurance that receipts and collections of such taxes will meet such estimates.

     The first part of the tax hike took effect on July 1, 1990, with the increase in the State's sales and use tax rate from 6.0% to 7.0% and the elimination of exemptions for certain products and services not previously subject to the tax, such as telephone calls, disposable paper products (which has since been reinstated), soaps and detergents, janitorial services, alcoholic beverages and cigarettes. At the time of enactment, it was projected that these taxes would raise approximately $1.5 billion in additional revenue. Projections and estimates of receipts from sales and use taxes, however, have been subject to variance in recent fiscal years.

     The second part of the tax hike took effect on January 1, 1991, in the form of an increased state income tax on individuals. At the time of enactment, it was projected that this increase would raise approximately $1.3 billion in additional income taxes to fund a new school aid formula, a new homestead rebate program and state assumption of welfare and social services costs. Projections and estimates of receipts from income taxes, however, have also been subject to variance in recent fiscal years. Under the legislation, income tax rates increased from their previous range of 2.0% to 3.5% to a new range of 2.0% to 7.0%, with the higher rates applying to married couples with incomes exceeding $70,000 who file joint returns, and to individuals filing single returns with incomes of more than $35,000.

     The Florio administration had contended that the income tax package would help reduce local property tax increases by providing more state aid to municipalities. Under the income tax legislation the State assumed approximately $289.0 million in social services costs that previously were paid by counties and municipalities and funded by property taxes. In addition, under the new formula for funding school aid, an extra $1.1 billion was proposed to be sent by the State to school districts beginning in 1991, thus reducing the need for property tax increases to support education programs.

     Effective July 1, 1992, the State's sales and use tax rate decreased from 7% to 6%. Effective January 1, 1994, an across-the-board 5% reduction in the income tax rates was enacted and effective January 1, 1995, further reductions ranging from 1% up to 10% in income tax rates took effect.

     On June 30, 1995, Governor Whitman signed the New Jersey Legislature's $16.0 billion budget for fiscal year 1996. The balanced budget, which includes $541 million in surplus, is $300 million more than the 1995 budget. Whether the State can achieve a balanced budget depends on its ability to enact and implement expenditure reductions and to collect estimated tax revenues.

     Litigation. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are cases challenging the following: the funding of teachers' pension funds, the adequacy of Medicaid reimbursement for hospital services, the hospital assessment authorized by the Health Care Reform Act of 1992, various provisions, and the constitutionality, of the Fair Automobile Insurance Reform Act of 1990, the State's role in a consent order concerning the construction of a resource facility in Passaic County, actions taken by the Bureau of Securities against an individual, the State's actions regarding alleged chromium contamination of State-owned property in Hudson County, the issuance of emergency redirection orders and a draft permit by the Department of Environmental Protection and Energy, refusal of the State to share with Camden County federal funding the State recently received for disproportionate share hospital payments made to county psychiatric facilities, and the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection and Energy. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.

     At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. In addition, at any given time, there are various numbers of contract claims against the State and State agencies seeking recovery of monetary damages. The State is unable to estimate its exposure for these claims.

     Debt Ratings. For many years prior to 1991, both Moody's and S&P had rated New Jersey general obligation bonds Aaa and AAA, respectively. On July 3, 1991, however, S&P downgraded New Jersey general obligation bonds to

$1 billion gap in the State's $15 billion budget for fiscal year 1992 which ended on June 30, 1992. Under New Jersey state law, the gap in the budget must be closed before the new budget year began on July 1, 1992. S&P suggested the State could close fiscal year 1992's budget gap and help fill fiscal year 1993's hole by a reversion of $700 million of pension contributions to its general fund under a proposal to change the way the State calculates its pension liability.

     On July 6, 1992, S&P reaffirmed its AA+ rating for New Jersey general obligation bonds and removed the debt from its CreditWatch list, although it stated that New Jersey's long-term financial outlook was negative. S&P was concerned that the State was entering fiscal year 1993 with only a $26 million surplus and remained concerned about whether the State economy would recover quickly enough to meet lawmakers' revenue projections. It also remained concerned about the recent federal ruling leaving in doubt how much the State was due in retroactive Medicaid reimbursements and a ruling by a federal judge, now on appeal, of the State's method for paying for uninsured hospital patients. However, on July 27, 1994, S&P announced that it was changing the State's outlook from negative to stable due to a brightening of the State's prospects as a result of Governor Whitman's effort to trim spending and cut taxes, coupled with an improving economy. S&P reaffirmed its AA+ rating at the same time.

     On August 24, 1992, Moody's downgraded New Jersey general obligation bonds to Aa1, stating that the reduction reflected a developing pattern of reliance on nonrecurring measures to achieve budgetary balance, four years of financial operations marked by revenue shortfalls and operating deficits, and the likelihood that serious financial pressures would persist. On August 5, 1994, Moody's reaffirmed its Aa1 rating, citing on the positive side New Jersey's broad-based economy, high income levels, history of maintaining a positive financial position and moderate (albeit rising) debt ratios, and, on the negative side, a continued reliance on one-time revenues and a dependence on pension-related savings to achieve budgetary balance.

     There can be no assurance that these ratings will continue.

     Other Issuers of New Jersey Municipal Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

FACTORS PERTAINING TO NEW YORK

     As described above, except to the extent the New York Fund invests in temporary investments, the New York Fund will invest substantially all of its assets in New York Municipal Obligations. The New York Fund is therefore susceptible to political, economic or regulatory factors affecting New York State and governmental bodies within New York State. Some of the more significant events and conditions relating to the financial situation in New York are summarized below. The following information provides only a brief summary of the complex factors affecting the financial situation in New York, is derived from sources that are generally available to investors and is believed to be accurate. It is based on information drawn from official statements and prospectuses issued by, and other information reported by, the State of New York (the "State"), by its various public bodies (the "Agencies"), and by other entities located within the State, including the City of New York (the "City"), in connection with the issuance of their respective securities.

     There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held in the portfolio of the New York Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

     (1) The State: The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business resources which make them less dependent on the specialized services traditionally available almost exclusively in the City. The State has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

     The State's economic growth continues to lag behind the nation's, due in part to continued consolidation in the banking and financial services industries and further reductions in manufacturing employment. The State has projected the rate of economic growth to slow within New York during the 1996-97 fiscal year despite continued moderate expansion of the national economy. Many uncertainties exist in forecasts of both the national and State economies and there can be no assurance that the State's economy will perform at a level sufficient to meet the State's projections of receipts and disbursements.

     1996-97 Fiscal Year. The State Budget for the 1996-97 fiscal year (the "State Budget") was enacted on July 13, 1996, more than two months after the start of the fiscal year, which commenced on April 1, 1996. The State Financial Plan dated July 25, 1996 for such fiscal year projected a balanced general fund and receipts and disbursements of $33.2 billion and $33.1 billion, respectively. The State's 1996-97 fiscal year budget projects savings in a number of areas and increased revenues based on continuing improvement in the State's economy. The delay in the enactment of the State Budget may negatively affect certain proposed actions and reduce projected savings and various factors could reduce economic activity and tax receipts.

     The State Budget and the 1996-97 State Financial Plan provide for the closing of a projected $3.9 billion budget gap in the 1996-97 fiscal year by cost-containment savings in social welfare programs, savings from State agency restructurings, decreasing the level of some categories of local aid, new revenue measures and a reduction in the number of state employees. Up to $1.3 billion of gap closing measures by the State are dependent upon actions from non-recurring sources or savings, which may make it more difficult to close projected budget gaps in later years. Both the State Comptroller and rating agencies have criticized the use of such "one-shots" to close the gap in the State Budget.

     The State Budget and the 1996-97 State Financial Plan may be impacted negatively by uncertainties relating to the economy and tax collections. In particular, should the national economy grow more slowly than forecasted by the State, revenues received by the State would be adversely affected. The impact of recent federal legislation on welfare programs and expenses has not been determined but is not expected to affect results for the 1996-97 fiscal year. In addition, proposed retroactive changes to the federal tax treatment of capital gains would flow through to the State and could significantly reduce tax receipts.

     1995-96 Fiscal Year. The State ended its 1995-96 fiscal year in balance on a cash basis with a General Fund cash surplus of approximately $445 million. The State Legislature enacted the State's 1995-96 fiscal year budget on June 7, 1995, more than two months after the start of that fiscal year.

     Future Fiscal Years. There can be no assurance that the State will not face substantial potential budget gaps in the future resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements. The Governor's budget for fiscal year 1996-97 projected that budget gaps of $1.4 billion and $2.5 billion may need to be closed for fiscal years 1997-98 and 1998-99, respectively. The State has indicated that the gap for fiscal year 1997-98 is expected to be larger. The State Comptroller warned on August 13, 1996 that the budget gap for the 1997-98 fiscal year may be as high as $3 billion. Recent federal welfare reform legislation may increase the State's welfare burden and increase future year budget gaps.

     Indebtedness. As of March 31, 1995, the total amount of long-term State general obligation debt authorized but unissued stood at $1.8 billion. As of the same date, the State had approximately $5.2 billion in general obligation bonds, including $149 million in bond anticipation notes outstanding.

     The State received $333 million of proceeds from bonds and notes during fiscal year 1995-96. The State Budget projects borrowings for capital purposes, as well as $1.75 billion of bonds for environmental purposes, during fiscal year 1996-97. The projections of the State regarding its borrowings for any fiscal year are subject to change if actual receipts fall short of State projections or if other circumstances require.

     In June 1990, legislation was enacted creating the New York Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 30, 1995, LGAC has issued its bonds to provide net proceeds of $4.7 billion completing the program.

     Financing of capital programs by other public authorities of the State is also obtained from lease-purchase and contractual-obligation financing arrangements, the debt service for which is paid from State appropriations. As of March 31, 1995, there were $18 billion of such other financing arrangements outstanding and additional financings of this nature by public authorities. In addition, certain agencies had issued and outstanding approximately $7.0 billion of "moral obligation financings" as of March 31, 1995, which are to be repaid from project revenues. While there has

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never been a default on moral obligation debt of the State, the State would be required to make up any shortfall in debt service.

     Ratings. Moody's rating of the State's general obligation bonds stood at A on January 24, 1996, and S&P's rating stood at A- with a positive outlook, on January 24, 1996, an improvement from S&P's stable outlook from February 1994 through April 1993 and negative outlook prior to April 1993. Previously, Moody's lowered its rating to A on June 6, 1990, its rating having been A1 since May 27, 1986. S&P lowered its rating from A to A- on January 13, 1992. S&P's previous ratings were A from March 1990 to January 1992, AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987.

     Moody's maintained its A rating and S&P continued its A- rating in connection with the State's issuance of $226 million of general obligation bonds in August 1996.

     (2) The City and the Municipal Assistance Corporation ("MAC"): The City accounts for approximately 40% of the State's population and personal income, and the City's financial health affects the State in numerous ways.

     In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among other actions, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and four-year financial plans (the financial plans also apply to certain City-related public agencies).

     In recent years, the rate of economic growth in the City slowed substantially as the City's economy entered a recession. While by some measures the City's economy may have begun to recover, a number of factors, including poor performance by the City's financial services companies, may prevent a significant improvement in the City's economy and may in fact negatively impact upon the City's finances by reducing tax receipts. The City Comptroller has issued reports concluding that the recession of the City's economy may be ending, but there is little prospect of any significant improvement in the near term.

     Fiscal Year 1997 and the 1997-2000 Financial Plan. On June 13, 1996, the City Council adopted a fiscal year 1997 budget, which provided for a balanced budget, expenditures and receipts of $33 billion in each case, and gap closing measures of $2.6 billion. Projected actions to reduce this budget gap, include $1.2 billion of actions affecting City agencies, $385 million of increased tax revenues through extension of the personal income tax surcharge, cost containment measures, receipt of $269 million of disputed airport rental payments and pension cost savings. The personal income tax surcharge has been extended, but whether the increase in tax revenues is realized is subject to factors outside of the City's control. On August 15, 1996, the Mayor called for $500 million of additional cuts to addresses risks in the fiscal year 1997 budget and address budget gaps in later years. The Control Board and rating agencies have criticized the City's reliance on "one-shots" to balance its current budget.

     The 1997-2000 Financial Plan (the "Plan") projected budget gaps of $1.7 billion, $2.7 billion and $3.4 billion for fiscal years 1998, 1999 and 2000, respectively. The City Comptroller and State Comptroller have each warned that the fiscal year 1997 budget includes significant revenue risks and an unclosed budget gap of as much as $900 million. Reports issued by the State Comptroller, City Comptroller and Control Board have projected that budget gaps in later years may be higher than those forecast in the Plan and may be as high as $5.4 billion in fiscal year 2000.

     Given the foregoing, there can be no assurance that the City will continue to maintain a balanced budget during fiscal year 1997 or thereafter, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

     Pursuant to State law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and the imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval of City financial plans, proposed borrowings and certain contracts.

     The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections during its 1996-97 fiscal year or subsequent years, such developments could result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets for the 1997-98 or future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.

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

     The City projections set forth in the Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing of any regional and local economic recovery, the absence of wage increases in excess of the increases assumed in its financial plan, employment growth, provision of State and Federal aid and mandate relief, State legislative approval of future State budgets, levels of education expenditures as may be required by State law, adoption of future City budgets by the New York City Council, approval by the Governor or the State Legislature and the cooperation of MAC with respect to various other actions proposed in the Plan and changes in federal tax law.

     The City's ability to maintain a balanced operating budget is dependent on whether it can implement necessary service and personnel reduction programs successfully. As discussed above, the City must identify additional expenditure reductions and revenue sources to achieve balanced operating budgets for fiscal year 1997 and thereafter. Any such proposed expenditure reductions will be difficult to implement because of their size and the substantial expenditure reductions already imposed on City operations in recent years.

     Attaining a balanced budget is also dependent upon the City's ability to market its securities successfully in the public credit markets. On May 3, 1996, the Mayor announced a $1 billion reduction in City capital spending over a five year period through fiscal year 2000. The City's financing program for fiscal years 1997 through 2000 contemplates capital spending of $14.5 billion, which will be financed through issuance of general obligation bonds, Water Authority Revenue Bonds and Covered Organization obligations, and will be used primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. The City's financing program assumes the receipt of approximately $1 billion from the sale of City's sewer and water systems. However, the City Comptroller has obtained a court order blocking such sale. An appellate court affirmed this ruling in June 1996 and the City has sought permission to appeal. In the event such leave to appeal is not granted or ultimately appeal is unsuccessful the City would be required to reduce capital spending during the next four years or find additional sources of funds in such amount. A significant portion of such bond financing is used to reimburse the City's general fund for capital expenditures already incurred. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The terms and success of projected public sales of City general obligation bonds and notes will be subject to prevailing market conditions at the time of the sale, and no assurance can be given that the credit markets will absorb the projected amounts of public bond and note sales. In addition, future developments concerning the City and public discussion of such developments, the City's future financial needs and other issues may affect the market for outstanding City general obligation bonds and notes. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures.

     Absent appropriate legislative relief, the City may also face limitations on its borrowing capacity after 1998 under the State's Constitution that will prevent it from borrowing additional funds, as a result of the decrease in real estate values within the City. The inability to finance capital improvements would increase the City's budget gaps in later years or require it to significantly curtail capital spending which would lead to a deterioration in the City's infrastructure and ability to deliver services.

     Litigation The City is a defendant in a significant number of lawsuits and is subject to numerous claims and investigations, including, but not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out its financial plan. As of June 30, 1995, the City estimated its potential future liability on outstanding claims to be $2.5 billion.

     On January 30, 1995, Robert L. Schulz and other defendants commenced a federal district court action seeking among other matters to cancel the issuance on January 31, 1995 of $659 million of City bonds. The action was dismissed on April 30, 1996 and plaintiffs have appealed. While the City believes the action to be without merit as it relates to the City, there can be no assurance as to the outcome of the litigation and an adverse result would have a negative impact on the City's financial condition and its ability to fund its operations. On June 26, 1996, the National Resources Defense Council and other petitioners moved to enforce the terms of a court order imposing recycling requirements upon the City. The City contends that it is in compliance, but if petitioners are granted relief or the City cannot obtain legislative relief from such requirements, it will likely incur substantial additional recycling costs. The federal government is seeking $112 million of treble damages for violations of the Social Security Act in an action commenced on January 31, 1996 against the City and the State. The City has not yet responded to this action. In addition, a State court has enjoined the City from reducing its support for the Health and Hospitals Corporation ("HHC") below fiscal year 1996 levels in connection with an action commenced on April 15, 1996 seeking

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

reimbursements to the HHC of at least $791 million with respect to subsidies for prior years. The City has not yet responded to this action.

     Fiscal Year 1996. While the City was forced to close unexpected budget gaps during fiscal year 1996, the City has projected that it ended such fiscal year with a balanced budget. A surplus of approximately $240 million at fiscal year end has been transferred to other funds for use in later fiscal years.

     Fiscal Years 1991 through 1995. The City achieved balanced operating results in accordance with generally accepted accounting principles for fiscal years 1991 through 1995. The City was required to close substantial budget gaps in these fiscal years in order to maintain balanced operating results.

     Ratings. As of the date of this prospectus, Moody's rating of the City's general obligation bonds stood at Baa1 and S&P's rating stood at BBB+ with a stable outlook. On February 11, 1991, Moody's had lowered its rating from A. S&P lowered its rating from A- to BBB+ on July 10, 1995.

     Moody's confirmed its rating in connection with a scheduled August 1996 sale of approximately $980 million of the City's general obligation bonds. S&P also confirmed its rating of the City's general obligation bonds in connection with such general obligation bond issue in August 1996.

     Both rating agencies have expressed concern with the City's high level of debt and continuing budget gaps and continue to monitor the City's financial condition for a possible downgrade of their respective ratings. Any rating decrease would negatively affect the marketability of the City's bonds and significantly increase the City's financing costs.

     On October 12, 1993, Moody's increased its rating of the City's issuance of $650 million of Tax Anticipation Notes ("TANs") to MIG-1 from MIG-2. Prior to that date, on May 9, 1990, Moody's revised downward its rating on outstanding City revenue anticipation notes from MIG-1 to MIG-2 and rated the $900 million notes then being sold MIG-2. S&P's rating of the October 1993 TANs issue increased to SP-1 from SP-2. Prior to that date, on April 29, 1991, S&P revised downward its rating on City revenue anticipation notes from SP-1 to SP-2.

     As of June 30, 1996, the City and MAC had, respectively, $25.1 billion and $4.1 billion of outstanding net long-term indebtedness.

     (3) The State Agencies: Certain Agencies of the State have faced substantial financial difficulties which could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions, which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies. Moreover, it is expected that the problems faced by these Agencies will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies. Such default, if it were to occur, would be likely to have a significant adverse affect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

     As of September 30, 1994, the State reported that eighteen Agencies each had outstanding debt of $100 million or more and an aggregate of $70.3 billion of outstanding debt, some of which was state-supported, state-related debt.

     (4) State Litigation: The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the constitutionality or the adequacy and effectiveness of a variety of significant social welfare programs primarily involving the State's mental hygiene programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.

     The State is also engaged in a variety of claims wherein significant monetary damages are sought. Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of approximately six million acres of land, as well as compensatory and punitive damages.

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

     (5) Other Municipalities: Certain localities in addition to New York City could have financial problems leading to requests for additional State assistance. The potential impact on the State of such actions by localities is not included in projections of State receipts and expenditures in the State's 1996-97 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State (other than New York City) was approximately $17.7 billion. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for State financing at the close of their fiscal year ending in 1993. In December 1995, in reaction to continuing financial problems, the Troy Municipal Assistance Corp., which was created in 1995, imposed a 1996 budget plan upon Troy, New York. A similar municipal assistance corporation has also been established for Newburgh. In addition, several other smaller New York cities, including Utica, Rome, Schenectady and Niagara Falls have faced continuing budget deficits, as federal and state aid and local tax revenues have declined while government expenses have increased. The financial problems being experienced by the State's smaller urban centers place additional strains upon the State's financial condition at a time when the State is struggling with its own budget gaps.

     Certain proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures. Federal welfare reform legislation may increase the local burden for welfare benefits. In addition, proposed changes in the treatment of capital gains for federal income tax purposes could reduce tax receipts of the state and city. If the State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the Fund, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect certain localities and require increasing State assistance in the future.

CONSIDERATIONS RELATING TO FINANCIAL FUTURES AND OPTION CONTRACTS

     Each of the Funds may purchase and sell financial futures contracts, options on financial futures or related options for the purpose of hedging its portfolio securities against declines in the value of such securities, and to hedge against increases in the cost of securities the Fund intends to purchase. To accomplish such hedging, a Fund may take an investment position in a futures contract or in an option which is expected to move in the opposite direction from the position being hedged. Futures or options utilized for hedging purposes would either be based on an index of long-term Municipal Obligations (i.e., those with remaining maturities averaging 15-30 years) or relate to debt securities whose prices are anticipated by Nuveen Advisory to correlate with the prices of the Municipal Obligations owned by a Fund. The sale of financial futures or the purchase of put options on financial futures or on debt securities or indexes is a means of hedging against the risk that the value of securities owned by a Fund may decline on account of an increase in interest rates, and the purchase of financial futures or of call options on financial futures or on debt securities or indexes is a means of hedging against increases in the cost of the securities a Fund intends to purchase as a result of a decline in interest rates. Writing a call option on a futures contract or on debt securities or indexes may serve as a hedge against a modest decline in prices of Municipal Obligations held in a Fund's portfolio, and writing a put option on a futures contract or on debt securities or indexes may serve as a partial hedge against an increase in the value of Municipal Obligations a Fund intends to acquire. The writing of such options provides a hedge to the extent of the premium received in the writing transaction. Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Funds require that transactions in futures and options on futures be engaged in only for bona-fide hedging purposes, or if the aggregate initial margin deposits and premiums paid by that Fund do not exceed 5% of the market value of the Fund's assets. A Fund will not purchase futures unless it has segregated cash, government securities or high grade liquid debt equal to the contract price of the futures less any margin on deposit, or unless the long futures position is covered by the sale of a put option. A Fund will not sell futures unless the Fund owns the instruments underlying the futures or owns options on such instruments or owns a portfolio whose market price may be expected to move in tandem with the market price of the instruments or index underlying the futures. In addition, each Fund is subject to the tax requirement that less than 30% of its gross income may be derived from the sale or disposition of underlying the futures or owns options on such instruments or owns a portfolio whose market price may be expected to move in tandem with the market price of the instruments or index underlying the futures. In addition, each Fund is subject to the tax requirement that less than 30% of its gross income may be derived from the sale or disposition of securities held for less than three months. With respect to its engaging in transactions involving the purchase or writing of put and call options on debt securities or indexes, a Fund will not purchase such options if more than 5% of its assets would be invested in the premiums for such options, and it will only write "covered" or "secured" options, wherein the securities or cash required to be delivered upon exercise are held by a Fund, with such cash being maintained in a segregated account. These requirements and limitations may limit a Fund's ability to engage in hedging transactions.

     Description of Financial Futures and Options. A futures contract is a contract between a seller and a buyer for the sale and purchase of specified property at a specified future date for a specified price. An option is a contract that gives the holder of the option the right, but not the obligation, to buy (in the case of a call option) specified property from, or to sell (in the case of a put option) specified property to, the writer of the option for a specified price during a specified period prior to the option's expiration. Financial futures contracts and options cover specified debt securities (such as U.S. Treasury securities) or indexes designed to correlate with price movements in certain categories of debt securities. At least one exchange trades futures contracts on an index designed to correlate with the long-term municipal bond market. Financial futures contracts and options on financial futures contracts are traded on exchanges regulated by the CFTC. Options on certain financial instruments and financial indexes are traded in securities markets regulated by the Securities and Exchange Commission. Although futures contracts and options on specified financial instruments call for settlement by delivery of the financial instruments covered by the contracts, in most cases positions in these contracts are closed out in cash by entering into offsetting, liquidating or closing transactions. Index futures and options are designed for cash settlement only.

     Risks of Futures and Options Transactions. There are risks associated with the use of futures contracts and options for hedging purposes. Investment in futures contracts and options involves the risk of imperfect correlation between movements in the price of the futures contract and options and the price of the security being hedged. The hedge will not be fully effective where there is imperfect correlation between the movements in the two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund will experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. Further, even where perfect correlation between the price movements does occur, a Fund will sustain a loss at least equal to the commissions on the financial futures transaction. To compensate for imperfect corrections, the Funds may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Funds may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

     Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contract can result in substantial unrealized gains or losses. Because the Funds will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Funds or decreases in the price of securities the Funds intend to acquire.

     The Funds expect to liquidate a majority of the financial futures contracts they enter into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. In such situations, if a Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively and may expose the Fund to risk of loss. The Funds will enter into a futures position only if, in the judgment of Nuveen Advisory, there appears to be an actively traded secondary market for such futures contracts.

     The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved the daily limit on a number of consecutive trading days.

     The successful use of transactions in futures also depends on the ability of Nuveen Advisory to forecast the direction and extent of interest rate movements within a given time frame. To the extent these prices remain stable portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     The ability of each of the Funds to engage in transactions in futures contracts may be limited by the federal income tax requirement that it have less than 30% of its gross income derived from the sale or other disposition of stock or securities held for less than three months. Gain from transactions in futures contracts will be taxable to a Fund's shareholders partially as short-term and partially as long-term capital gain.

TEMPORARY INVESTMENTS

     The Joint Proxy Statement-Prospectus discusses briefly the ability of each Fund to invest a portion of its assets in federally tax-exempt or taxable "temporary investments." Temporary investments will not exceed 20% of any Fund's assets except when made for defensive purposes. The Funds will invest only in taxable temporary investments that are either U.S. Government securities or are rated within the two highest grades by Moody's, S&P or Fitch, and mature within one year from the date of purchase or carry a variable or floating rate of interest.

     The Funds may invest in the following federally tax-exempt temporary investments:

     Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

     Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

     Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

     Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

     While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and each Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

     The Funds may also invest in the following taxable temporary investments:

     U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

     -- Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

     -- Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

     -- Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

     U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

     Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

     Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

     Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

     Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Funds might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Funds may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. A Fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

RATINGS OF INVESTMENTS

     The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

     The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

     Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from the Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

                                   MANAGEMENT

     The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has six trustees, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and four of whom are "disinterested persons." As noted in the Joint Proxy Statement-Prospectus, at and contingent upon the Flagship Acquisition, the size of the Board of Transfers will be expanded to eight and R. Bromner and W. Schneider will take office and serve as disinterested persons ("trustee-elect"). The names and business addresses of the trustees and trustees-elect and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below as of July 31, 1996.

                                           POSITIONS AND                            PRINCIPAL OCCUPATIONS
       NAME AND ADDRESS          AGE     OFFICES WITH TRUST                         DURING PAST FIVE YEARS
-------------------------------  ---   ----------------------  ----------------------------------------------------------------
Timothy R. Schwertfeger*.......  47    Chairman and Trustee    Chairman (since July 1996) and Director of The John Nuveen
  333 West Wacker Drive                                        Company, John Nuveen & Co. Incorporated, Nuveen Advisory Corp.
  Chicago, IL 60606                                            and Nuveen Institutional Advisory Corp.; prior thereto Executive
                                                               Vice President of The John Nuveen Company, John Nuveen & Co.
                                                               Incorporated, Nuveen Advisory Corp. and Nuveen Institutional
                                                               Advisory Corp.
Anthony T. Dean*...............  51    President and           Director and (since July 1996) President of The John Nuveen
  333 West Wacker Drive                Trustee                 Company, John Nuveen & Co. Incorporated, Nuveen Advisory Corp.
  Chicago, IL 60606                                            and Nuveen Institutional Advisory Corp.; prior thereto,
                                                               Executive Vice President of The John Nuveen Company. John Nuveen
                                                               & Co. Incorporated, Nuveen Advisory Corp. and Nuveen
                                                               Institutional Advisory Corp.
Robert P. Bremner**............  56    Trustee                 Private Investor and Management Consultant.
  3725 Huntington Street, NW
  Washington, DC 20015
Lawrence H. Brown..............  61    Trustee                 Retired (August 1989) as Senior Vice President of The Northern
  201 Michigan Avenue                                          Trust Company.
  Highwood, IL 60040
Anne E. Impellizzeri...........  63    Trustee                 President and Chief Executive Officer of Blanton-Peale Institute
  3 West 29th Street                                           (since December 1990); prior thereto, Vice President of New York
  New York, NY 10001                                           City Partnership (from 1987 to 1990).
Margaret K. Rosenheim..........  69    Trustee                 Helen Ross Professor of Social Welfare Policy, School of Social
  969 East 60th Street                                         Service Administration, University of Chicago.
  Chicago, IL 60637
Peter R. Sawers................  63    Trustee                 Adjunct Professor of Business and Economics, University of
  22 The Landmark                                              Dubuque, Iowa; Adjunct Professor, Lake Forest Graduate School of
  Northfield, IL 60093                                         Management, Lake Forest, Illinois (since January 1992); prior thereto, Executive Director, Towers Perrin Australia (management consultant); Chartered Financial Analyst; Certified Management
                                                               Consultant.
William J. Schneider**.........  52    Trustee                 Senior Partner, Miller-Valentine Partners, Vice President,
  4000 Miller-Valentine Ct.                                    Miller-Valentine Realty, Inc.
  P.O. Box 744
  Dayton, OH 45401
William M. Fitzgerald..........  32    Vice President          Vice President of Nuveen Advisory Corp. (since December 1995);
  333 West Wacker Drive                                        Assistant Vice President of Nuveen Advisory Corp. (from
  Chicago, IL 60606                                            September 1992 to December 1995), prior thereto Assistant
                                                               Portfolio Manager of Nuveen Advisory Corp. (from June 1988 to
                                                               September 1992).
Kathleen M. Flanagan...........  49    Vice President          Vice President of John Nuveen & Co. Incorporated and (since
  333 West Wacker Drive                                        1996) Vice President of Nuveen Advisory Corp. and Nuveen
  Chicago, IL 60606                                            Institutional Advisory Corp.
J. Thomas Futrell..............  41    Vice President          Vice President of Nuveen Advisory Corp.
  333 West Wacker Drive
  Chicago, IL 60606
Steven J. Krupa................  38    Vice President          Vice President of Nuveen Advisory Corp.
  333 West Wacker Drive
  Chicago, IL 60606
Anna R. Kucinskis..............  50    Vice President          Vice President of John Nuveen & Co. Incorporated.
  333 West Wacker Drive
  Chicago, IL 60606
Larry W. Martin................  45    Vice President and      Vice President (since September 1992), Secretary and Assistant
  333 West Wacker Drive                Assistant Secretary     General Counsel of John Nuveen & Co. Incorporated; Vice
  Chicago, IL 60606                                            President (since May 1993) and Assistant Secretary of Nuveen
                                                               Advisory Corp; Vice President (since May 1993) and Assistant
                                                               Secretary (since January 1992) of Nuveen Institutional Advisory
                                                               Corp.; Assistant Secretary of The John Nuveen Company (since
                                                               February 1993).
O. Walter Renfftlen............  57    Vice President and      Vice President and Controller of The John Nuveen Company (since
  333 West Wacker Drive                Controller              March 1992), John Nuveen & Co. Incorporated, Nuveen Advisory
  Chicago, IL 60606                                            Corp. and Nuveen Institutional Advisory Corp.

                                           POSITIONS AND                            PRINCIPAL OCCUPATIONS
       NAME AND ADDRESS          AGE     OFFICES WITH TRUST                        DURING PAST FIVE YEARS
-------------------------------  ---   ----------------------  ---------------------------------------------------------------
Thomas C. Spalding, Jr.........  45    Vice President          Vice President of Nuveen Advisory Corp. and Nuveen
  333 West Wacker Drive                                        Institutional Advisory Corp.; Chartered Financial Analyst.
  Chicago, IL 60606
H. William Stabenow............  62    Vice President and      Vice President and Treasurer of The John Nuveen Company (since
  333 West Wacker Drive                Treasurer               March 1992), John Nuveen & Co. Incorporated, Nuveen Advisory
  Chicago, IL 60606                                            Corp. and Nuveen Institutional Advisory Corp, (since January
                                                               1992).
James J. Wesolowski............  46    Vice President and      Vice President, General Counsel and Secretary of The John
  333 West Wacker Drive                Secretary               Nuveen Company (since March 1992), John Nuveen & Co.
  Chicago, IL 60606                                            Incorporated, Nuveen Advisory Corp. and Nuveen Institutional
                                                               Advisory Corp.
Gifford R. Zimmerman...........  39    Vice President and      Vice President (since September 1992), Assistant Secretary and
  333 West Wacker Drive                Assistant Secretary     Assistant General Counsel of John Nuveen & Co. Incorporated;
  Chicago, IL 60606                                            Vice President (since May 1993) and Assistant Secretary of
                                                               Nuveen Advisory Corp.; Vice President (since May 1993) and
                                                               Assistant Secretary (since January 1992) of Nuveen
                                                               Institutional Advisory Corp.; Assistant Secretary of The John
                                                               Nuveen Company (since May 1994).

------------------------
*  "Interested Persons" of the trust.

** Trustees-elect.

     Anthony Dean, Margaret Rosenheim and Timothy Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

     The following table sets forth estimated compensation to be paid or accrued by the Trust to each of the trustees of the Trust for the first full fiscal year and the total compensation that all Nuveen Funds paid to each trustee during the calendar year 1995. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.


                                                                                                   TOTAL
                                                                                                COMPENSATION
                                                                             AGGREGATE           FROM TRUST
                                                                            COMPENSATION      AND FUND COMPLEX
                                   NAME OF TRUSTEE                         FROM THE TRUST     PAID TO TRUSTEES
            -------------------------------------------------------------  --------------     ----------------
            Robert P. Bremner............................................      $6,714                   --
            Lawrence H. Brown............................................      $2,038             $ 55,500
            Anne E. Impellizzeri.........................................      $2,038             $ 63,000
            Margaret K. Rosenheim........................................      $2,238             $ 62,322(1)
            Peter R. Sawers..............................................      $2,038             $ 55,500
            William J. Schneider.........................................      $6,714                   --


---------------
(1) Includes $1,572 in interest accrued on deferred compensation from prior years.

     Each trustee who is not affiliated with Nuveen or Nuveen Advisory receives a $45,000 annual retainer for serving as a board member of all funds sponsored by Nuveen and managed by Nuveen Advisory and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the funds managed by Nuveen Advisory on the basis of relative net asset sizes. The Trust has adopted a Directors' Deferred Compensation Plan pursuant to which a trustee may elect to have all or a portion of the trustee's fee deferred. Trustees may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the trustee wishes to begin deferral. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen.

     On October 16, 1996, all of the shares of each Fund were owned by Nuveen Advisory.

             INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

     Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions.

     Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each Fund has agreed to pay an annual management fee at the rates set forth below:

                                                                                          MANAGEMENT
                                       AVERAGE DAILY NET ASSET VALUE                          FEE
                    --------------------------------------------------------------------  -----------
                    For the first $125 million..........................................  .5500 of 1%
                    For the next $125 million...........................................  .5375 of 1%
                    For the next $250 million...........................................  .5250 of 1%
                    For the next $500 million...........................................  .5125 of 1%
                    For the next $1 billion.............................................  .5000 of 1%
                    For net assets over $2 billion......................................  .4750 of 1%

     Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter. Founded in 1898, Nuveen is the oldest and largest investment banking firm specializing in the underwriting and distribution of tax-exempt securities and maintains the largest research department in the investment banking community devoted exclusively to the analysis of municipal securities. In 1961, Nuveen began sponsoring the Nuveen Tax-Exempt Unit Trust and since that time has issued more than $36 billion in tax-exempt unit trusts, including over $12 billion in tax-exempt insured unit trusts. In addition, Nuveen open-end and closed-end funds held approximately $31 billion in tax-exempt securities under management as of the date of this Statement. Over 1,000,000 individuals have invested to date in Nuveen's tax-exempt funds and trusts. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries.

     Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Research Department, the largest in the investment banking industry devoted exclusively to tax-exempt securities. Nuveen's Research Department was selected in 1996 by Research & Ratings Review, a municipal industry publication, as one of the leading research teams in the municipal industry, based on an extensive industry-wide poll of portfolio managers, department heads and bond buyers. The Nuveen Research Department reviews more than $100 billion in tax-exempt bonds every year.

     The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

                             PORTFOLIO TRANSACTIONS

     Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of each Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

     The Funds expect that all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

     Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients, which may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

     Under the Investment Company Act of 1940, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of a Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

                                NET ASSET VALUE

     As stated in the Joint Proxy Statement-Prospectus, the net asset value of the shares of each Fund will be determined separately for each class of a Fund's shares by Chase Manhattan Bank, the Trust's custodian, as of the close of trading (normally, 4:00 p.m. Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

     In determining net asset value for each of the Funds, the Trust's custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which constitute a majority of the securities held by these Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

                                  TAX MATTERS

FEDERAL INCOME TAX MATTERS

     The following discussion of federal income tax matters is based upon the advice of Vedder, Price Kaufman & Kammholz.

     Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, a Fund must derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less than three months:
(i) stock or securities and (ii) certain options, futures, or forward contracts (the "short-short test"). Third, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

     As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed capital gains included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

     Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

     Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations generally will be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes. See "Investment Policies and Investment Portfolio; Portfolio Securities."

     Distributions by each Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares.1 If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

     If any of the Funds engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains

---------------

     1If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

     Because the taxable portion of each Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Code for the dividends received deduction available to corporate shareholders.

     Prior to purchasing shares in one of the Funds, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by each Fund (and received by the shareholders) on December 31.

     The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum marginal rate of 28%, while short-term capital gains and other ordinary income will be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

     All or a portion of a sales load paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales load pursuant to the reinvestment or exchange privilege. Any disregarded portion of such load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

     In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

     If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

     Among the requirements that a Fund must meet in order to qualify under Subchapter M in any year is that less than 30% of its gross income must be derived from the sale or other disposition of securities and certain other assets held for less than three months.

     Because the Funds may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in one of the Funds.

     Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the federal alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

     In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

     Tax-exempt income, including exempt-interest dividends paid by the Fund, will be added to the taxable income of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

     The Code requires that interest on indebtedness incurred or continued to purchase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Funds and their shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the tax consequences to their shareholders.

STATE TAX MATTERS

     The following state tax information applicable to each Fund and its shareholders is based upon the advice of each Fund's special state tax counsel, and represents a summary of certain provisions of each state's tax laws presently in effect. These provisions are subject to change by legislative or administrative action, which may be applied retroactively to Fund transactions. The state tax information below assumes that each Fund qualifies as a regulated investment company for federal income tax purposes under the Code, and that amounts so designated by each Fund to its shareholders qualify as "exempt-interest dividends" under Section 852(h)(5) of the Code. You should consult your own tax adviser for more detailed information concerning state taxes to which you may be subject.

NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND

     The following is based upon the advice of Pitney, Hardin, Kipp & Szuch, special state tax counsel to the New Jersey Fund.

     The New Jersey Fund will qualify as a "qualified investment fund" if, for any calendar year in which a distribution is paid: (1) the New Jersey Fund has no investments, other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto; (2) at the close of each calendar quarter the New Jersey Fund has not less than 80% of the aggregate principal amount of all of its investments (excluding financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized by Section 851(b) of the Code, cash and cash items, which cash items shall include receivables) in New Jersey Municipal Obligations, United States obligations, or any other obligations the interest or gains on which is exempt from New Jersey Gross Income Tax pursuant to New Jersey law or federal law; and (3) the New Jersey Fund satisfies the certification and reporting requirements imposed by regulations promulgated by the New Jersey Division of Taxation. The New Jersey Fund intends to so qualify.

     Individual shareholders of the New Jersey Fund, including trusts and estates, who are subject to the New Jersey Gross Income Tax, will not be required to include in their New Jersey gross income distributions from the New Jersey Fund which the New Jersey Fund clearly identifies as directly attributable to interest or gains from New Jersey Municipal Obligations, obligations of the United States or any other obligations the interest or gains on which is exempt from New Jersey Gross Income Tax under New Jersey law or federal law, provided that the New Jersey Fund qualifies as a "qualified investment fund."

     Distributions to individual shareholders, including trusts and estates, who are subject to the New Jersey Gross Income Tax, attributable to interest or gains on municipal obligations issued by states other than New Jersey, including municipalities or authorities in such other states, or any other obligations the interest on which is not exempt from New Jersey Gross Income Tax pursuant to New Jersey law or federal law, will be included in the New Jersey Gross Income Tax as New Jersey gross income.

     Individual shareholders of the New Jersey Fund, including trusts and estates, who are subject to the New Jersey Gross Income Tax, will not be required to include in gross income net gains attributable to the redemption or exchange of New Jersey Fund shares provided that the New Jersey Fund qualifies as a "qualified investment fund." Any loss realized on such redemption or exchange may not be utilized to offset gains realized by such shareholder on the sale of assets the gain on which is subject to the New Jersey Gross Income Tax.

     Shares of the New Jersey Fund may be taxable upon the death of a shareholder who dies domiciled in New Jersey under the New Jersey Inheritance Tax Law or the New Jersey Estate Tax Law.

     If a shareholder is a corporation (including an S corporation) subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax, distributions of interest or gains, or both, from the New Jersey Fund will be includable in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing federal taxable income. Net gains derived by such corporation on the redemption or exchange of New Jersey Fund shares will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax.

NUVEEN FLAGSHIP NEW YORK MUNICIPAL BOND FUND

     The following is based upon the advice of Edwards & Angell, special state tax counsel to the New York Fund.

     Individual shareholders of the New York Fund who are subject to New York State (or New York City) personal income taxation will not be required to include in their New York adjusted gross income that portion of their exempt-interest dividends (as determined for federal income tax purposes) which the New York Fund clearly identifies as directly attributable to interest earned on Municipal Obligations issued by governmental authorities in New York ("New York Municipal Obligations") and which are specifically exempted from personal income taxation in New York State (or New York City), or interest earned on obligations of United States possessions or territories to the extent interest earned on such obligations is exempt from taxation by the states pursuant to federal law. Distributions to individual shareholders of dividends derived from interest that does not qualify as an exempt-interest dividend (as determined for federal income tax purposes), distributions of exempt-interest dividends (as determined for federal income tax purposes) which are derived from interest earned on Municipal Obligations issued by governmental authorities in states other than New York State, and distributions derived from interest earned on federal obligations will be included in their New York adjusted gross income as ordinary income.

     Distributions to individual shareholders of the New York Fund of capital gain dividends (as determined for federal income tax purposes) will be included in their New York adjusted gross income as long-term capital gains. Distributions to individual shareholders of the New York Fund of dividends derived from any net income received from taxable temporary investments and any net short-term capital gains realized by the New York Fund will be included in their New York adjusted gross income as ordinary income. Present New York law taxes long-term capital gains at the rates applicable to ordinary income.

     Gain or loss, if any, resulting from an exchange or redemption of shares of the New York Fund that is recognized by individual shareholders of the New York Fund for federal income tax purposes will be recognized for purposes of New York State (or New York City) personal income taxation.

     Generally, corporate shareholders of the New York Fund which are subject to New York State franchise taxation (or New York City general corporation taxation) will be taxed upon their entire net income, business and investment capital, or at a flat rate minimum tax. Entire income will include dividends received from the New York Fund (as determined for federal income tax purposes), as well as any gain or loss recognized from an exchange or redemption of shares of the New York Fund that is recognized for federal income tax purposes. Investment capital will include the corporate shareholder's shares of the New York Fund. Corporate shareholders of the New York Fund, which are subject to the temporary metropolitan transportation surcharge, will be required to pay a tax surcharge on the franchise taxes imposed by New York State.

     Shareholders of the New York Fund will not be subject to New York City unincorporated business taxation solely by reason of their ownership of shares of the New York Fund. If a shareholder of the New York Fund is subject to the New York City unincorporated business tax, income and gains derived from the New York Fund will be subject to such tax, except for exempt-interest dividends (as determined for federal income tax purposes) which the New York Fund clearly identifies as directly attributable to interest earned on New York Municipal Obligations.

     Shares of the New York Fund will be exempt from local property taxes in New York State and New York City, but will be includible in the New York gross estate of a deceased individual shareholder who is a resident of New York for purposes of the New York Estate Tax.

                            PERFORMANCE INFORMATION

     The historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

     In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                                      a-b
                          Yield = 2 [       +1  6 - 1]
                                     (        )
                                       cd

     In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum sales charge of 4.20%.

     In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

     Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated combined federal and state income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt.

     Each Fund may from time to time in its advertising and sales materials report a quotation of the current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen UITs, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes be higher than yield because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

     Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

     Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

     Calculation of taxable equivalent total return is also not subject to a prescribed formula. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.

     From time to time, a Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, a Fund may compare its risk level, as measured by the variability of its periodic returns, or its RISK-ADJUSTED TOTAL RETURN, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

     A Fund may also compare its TAX-ADJUSTED TOTAL RETURN with that of other funds or groups of funds. This measure would take into account the tax-exempt nature of exempt-interest dividends and the payment of income taxes on a fund's distributions of net realized capital gains and ordinary income.

     The risk level for a class of shares of a Fund, and any of the other investments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the annualized standard deviation of the investment's monthly returns over a specified measurement period (e.g., three years). An investment with a higher annualized standard deviation of monthly returns would indicate that a fund had greater price variability, and therefore greater risk, than an investment with a lower annualized standard deviation.

     THE RISK-ADJUSTED TOTAL RETURN for a class of shares of a Fund and for other investments over a specified period would be evaluated by dividing (a) the remainder of the investment's annualized three-year total return minus the annualized total return of an investment in short-term tax-exempt securities (essentially a risk-free return) over that period, by (b) the annualized standard deviation of the investment's monthly returns for the period. This ratio is sometimes referred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

     Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.50% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

     In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of: (1) the Consumer Price Index or various unmanaged bond indexes such as the

Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

     There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Funds primarily invest in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

     The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.


     In addition, each Fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Funds. U.S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity. Additionally, each Fund may compare its current yield or total return history with a widely-followed, unmanaged municipal market index such as the Bond Buyer 20 Index, the Merrill Lynch 500 Municipal Market Index or the Lehman Brothers Municipal Bond Index. Comparative performance information may also be used from time to time in advertising or marketing a Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc. and other industry publications.

                   ADDITIONAL INFORMATION ON THE PURCHASE AND
                           REDEMPTION OF FUND SHARES

     As described in the Prospectus, each Fund has adopted a Flexible Pricing Program which provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

     Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

     Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

     Special Sales Charge Waivers. Class A Shares of the Funds may be purchased at net asset value without a sales charge, and Class R Shares may be purchased, by the following categories of investors:

     - officers, trustees and former trustees of the Nuveen and Flagship Funds;

     - bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

     - any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

     - officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates;

     - bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

     - investors purchasing through a mutual fund purchase program sponsored by a broker-dealer that offers a selected group of mutual funds either without a transaction fee or with an asset-based fee or a fixed fee that does not vary with the amount of the purchase. In order to qualify, such purchase program must offer a full range of mutual fund related services and shareholder account servicing capabilities, including establishment and maintenance of shareholder accounts, addressing investor inquiries regarding account activity and investment performances, processing of trading and dividend activity and generation of monthly account statements and year-end tax reporting; and

     - registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees to their customers for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed.

     The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

     To help advisers and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

     Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

     For more information on the procedure for purchasing shares of the Funds and on the special purchase programs available thereunder, see "How to Buy Fund Shares" in the Joint Proxy Statement-Prospectus.

     Nuveen serves as the principal underwriter of the shares of each of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust, dated October 15, 1996 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares. Nuveen and Nuveen Advisory may also make payments, from their own resources, to broker-dealers, banks and institutions for the sales of the Fund's shares.

                         DISTRIBUTION AND SERVICE PLAN

     Each Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

     The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

     The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

     Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to
 .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

     Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

                  INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

     Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603 have been selected as auditors for the Trust. In addition to audit services, Arthur Andersen LLP, will provide consultation and assistance on accounting, internal control, tax and related matters.

     The custodian of the assets of the Funds is The Chase Manhattan Bank, 770 Broadway, New York, New York 10003. The custodian performs custodial, fund accounting and portfolio accounting services.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Trustees
Nuveen Flagship Multistate Trust II

We have audited the accompanying statement of net assets of the Nuveen Flagship Multistate Trust II (a Massachusetts business trust comprising the Nuveen Flagship New Jersey Municipal Bond Fund and Nuveen Flagship New York Municipal Bond Fund) as of October 16, 1996. This statement of net assets is the responsibility of the Trust's management. Our responsibility is to express an opinion on the statement of net assets based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net assets is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of net assets. Our procedures included confirmation of cash held by the custodian as of August 1, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of net assets presents fairly, in all material respects, the net assets of the Funds constituting the Nuveen Flagship Multistate Trust II as of October 16, 1996, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
October 16, 1996

                      NUVEEN FLAGSHIP MULTISTATE TRUST II

                            STATEMENT OF NET ASSETS

                                OCTOBER 16, 1996

                                                                           NEW JERSEY    NEW YORK
                                                                           ----------    --------
ASSETS
  Cash..................................................................    $ 50,000     $50,000
  Deferred organization costs (note 2)..................................        NONE        NONE
                                                                            --------     -------
          Total assets..................................................      50,000      50,000
                                                                            --------     -------
LIABILITIES.............................................................        NONE        NONE
                                                                            --------     -------
NET ASSETS..............................................................    $ 50,000     $50,000
                                                                            ========     =======
Shares of beneficial interest ("shares") issued and outstanding;
  unlimited shares authorized (note 1):
  Class A shares........................................................       1,250       1,250
  Class B shares........................................................       1,250       1,250
  Class C shares........................................................       1,250       1,250
  Class R shares........................................................       1,250       1,250
Net asset value and redemption price per share:
  Class A, B, C and R shares............................................    $  10.00     $ 10.00
                                                                            ========     =======
Offering price per share:
  Class B, C and R shares at net asset value............................    $  10.00     $ 10.00
                                                                            ========     =======
  Class A shares at net asset value plus maximum sales charge of 4.20%
     of offering price..................................................    $  10.44     $ 10.44
                                                                            ========     =======

(1) The Trust:
The Trust was organized as a Massachusetts business trust on July 1, 1996 and has been inactive since that date except for matters relating to its organization, its registration as an open-end series investment company and the registration of its shares under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of the outstanding shares to Nuveen Advisory Corp. The Trust's shares are issued in separate series covering separate designated State Funds. At October 16, 1996 the authorized designated State Funds include the Nuveen Flagship New Jersey Municipal Bond Fund and Nuveen Flagship New York Municipal Bond Fund. Additional State Funds may be added in the future. Each State Fund is a separate series issuing its own shares, at a price equal to net asset value for the Class B, C and R shares and at varying sales charges for the Class A shares.

Pursuant to the Agreement and Plan of Reorganization and Liquidation, each State Fund will acquire substantially all of the assets and assume substantially all of the liabilities of certain series of Nuveen Multistate Tax-Free Trust and Nuveen Tax-Free Bond Fund, Inc. (the Nuveen Funds) and the Flagship Tax Exempt Funds Trust (the Flagship Funds). The number of each State Fund shares to be issued will be that number having an aggregate per share net asset value equal to the aggregate value of the Nuveen Funds' and Flagship Funds' assets transferred to it net of the Nuveen Funds' and Flagship Funds' liabilities assumed.

(2) Deferred Organization Costs:
Costs incurred in connection with the organization of The Trust will be borne by Nuveen Advisory Corp. and Flagship Financial Inc.

(3) Related Parties:
Nuveen Advisory Corp. will act as investment adviser for and manage the investment and reinvestment of the assets of each designated State Fund and will administer each of their business affairs. For these services each State Fund has agreed to pay an annual management fee.

                        PRO FORMA FINANCIAL INFORMATION
                                   NEW JERSEY

          PRO FORMA CAPITALIZATION AS OF JANUARY 31, 1996 (UNAUDITED)

                                                                   NUVEEN        FLAGSHIP          NEW               NEW
                                                                 NEW JERSEY     NEW JERSEY     NEW JERSEY        NEW JERSEY
                                                                  (ACTUAL)       (ACTUAL)      (PRO FORMA)    (AS ADJUSTED) (1)
                                                                 -----------    -----------    -----------    -----------------
Common shares, $.01 par value per share.......................   $    52,854    $        --      $    50         $    65,700(2)
Paid-in surplus...............................................    52,998,976     10,224,031       49,950          63,260,161(3)
Balance of undistributed net investment income................         8,128             --           --                  --(4)
Accumulated net realized gain (loss) from investment
  transactions................................................      (482,912)      (169,510)          --            (652,422)(5)
Net unrealized appreciation of investments....................     2,452,854        574,127           --           3,026,981
                                                                 ------------   ------------    --------        ------------
    Net assets................................................   $55,029,900    $10,628,648      $50,000         $65,700,420
                                                                 ============   ============    ========        ============

(1) The adjusted balances are presented as if the Reorganization was effective as of January 31, 1996 for information purposes only. The actual Effective Time of the Reorganization is expected to be January 31, 1997 at which time the results would be reflective of the actual composition of shareholders' equity at that date.

(2) Assumes the issuance of 1,065,913 and 1,062,865 class A shares, 106,486 class C shares and 4,329,778 class R shares of New Jersey in exchange for the net assets of class A, C and R of Nuveen New Jersey and Flagship New Jersey, respectively. These numbers are based on the net assets of each class of Nuveen New Jersey and Flagship New Jersey, and the net asset values of each respective class of New Jersey, as of January 31, 1996, after adjustment for the distribution referred to in (4) below. The issuance of such number of New Jersey shares would result in the distribution of 1.0401918 and 1.0363892 class A shares, 1.0381906 class C shares and 1.0412762 class R shares for each share of each respective class of Nuveen New Jersey and Flagship New Jersey, respectively, upon liquidation of each respective class of Nuveen New Jersey and Flagship New Jersey.

(3) Includes the impact of $12,796 due to the effect of the exchange ratios on the value of new shares issued in excess of the value of shares liquidated and the effect of assigning a par value equal to .01 per share for each New Jersey share issued in exchange for each Flagship New Jersey share.

(4) Assumes Nuveen New Jersey distributes all of its undistributed net investment income to shareholders.

(5) Assumes Nuveen New Jersey and Flagship New Jersey carry forward their net realized losses from investment transactions to New Jersey, as permitted under applicable tax regulations.

      PRO FORMA CONDENSED BALANCE SHEET AS OF JANUARY 31, 1996 (UNAUDITED)

                                                       NUVEEN        FLAGSHIP          NEW                            NEW
                                                     NEW JERSEY     NEW JERSEY     NEW JERSEY      PRO FORMA      NEW JERSEY
                                                      (ACTUAL)       (ACTUAL)      (PRO FORMA)    ADJUSTMENTS    (AS ADJUSTED)
                                                     -----------    -----------    -----------    -----------    -------------
Investments in municipal securities, at market
  value...........................................   $53,254,264    $10,525,366      $    --       $      --      $63,779,630
Temporary investments in short-term municipal
  securities, at amortized cost...................            --             --           --              --               --
Cash..............................................     1,227,903             --       50,000          (8,128)(1)    1,269,775
Other assets less liabilities.....................       547,733        103,282           --              --          651,015
                                                     ------------   ------------    --------       ---------     ------------
Net assets........................................   $55,029,900    $10,628,648      $50,000       $  (8,128)     $65,700,420
                                                     ============   ============    ========       =========     ============
Class A Shares:
Net assets........................................   $10,660,701    $10,628,648      $12,500       $  (1,575)     $21,300,274
                                                     ============   ============    ========       =========     ============
Shares outstanding................................     1,024,727      1,025,546        1,250          78,504(2)     2,130,027
                                                     ============   ============    ========       =========     ============
Net asset value and redemption price per share....   $     10.40    $     10.36      $ 10.00                      $     10.00
                                                     ============   ============    ========                     ============
Offering price per share (net asset value per
  share plus maximum sales charge of 4.50%, 4.20%,
  4.20% and 4.20%, respectively, of offering
  price)..........................................   $     10.89    $     10.81      $ 10.44                      $     10.44
                                                     ============   ============    ========                     ============
Class B Shares:
Net assets........................................           N/A            N/A      $12,500                      $    12,500
                                                     ============   ============    ========                     ============
Shares outstanding................................           N/A            N/A        1,250                            1,250
                                                     ============   ============    ========                     ============
Net asset value...................................           N/A            N/A      $ 10.00                      $     10.00
                                                     ============   ============    ========                     ============
Class C Shares:
Net assets........................................   $ 1,065,019            N/A      $12,500       $    (157)     $ 1,077,362
                                                     ============   ============    ========       =========     ============
Shares outstanding................................       102,569            N/A        1,250           3,917(2)       107,736
                                                     ============   ============    ========       =========     ============
Net asset value, offering and redemption price per
  share...........................................   $     10.38            N/A      $ 10.00                      $     10.00
                                                     ============   ============    ========                     ============
Class R Shares:
Net assets........................................   $43,304,180            N/A      $12,500       $  (6,396)     $43,310,284
                                                     ============   ============    ========       =========     ============
Shares outstanding................................     4,158,146            N/A        1,250         171,632(2)     4,331,028
                                                     ============   ============    ========       =========     ============
Net asset value and redemption price per share....   $     10.41            N/A      $ 10.00                      $     10.00
                                                     ============   ============    ========                     ============

(1) See note (1) to Pro Forma Capitalization table above as to the Effective Time of the Reorganization. Net effect on cash after distribution of all net investment income of Nuveen New Jersey.

(2) See note (1) to Pro Forma Capitalization table. Based on the issuance of 1,065,913 and 1,062,865 class A shares, 106,486 class C shares and 4,329,778 class R shares of New Jersey and the cancellation of all shares of each class of Nuveen New Jersey and Flagship New Jersey, respectively.

                        PRO FORMA FINANCIAL INFORMATION

  PRO FORMA CONDENSED INCOME STATEMENT FOR THE TWELVE MONTHS ENDED JANUARY 31,
                                1996 (UNAUDITED)

                                                                      NUVEEN       FLAGSHIP                         NEW
                                                                    NEW JERSEY    NEW JERSEY     PRO FORMA      NEW JERSEY
                                                                     (ACTUAL)      (ACTUAL)     ADJUSTMENTS    (AS ADJUSTED)
                                                                    ----------    ----------    -----------    -------------
Investment Income:
  Tax-exempt interest income.....................................   $3,006,443    $ 500,111      $      --      $ 3,506,554
                                                                    -----------   -----------    ---------      -----------
  Expenses:
    Management fees (1)..........................................     268,050        42,217          4,297          314,564
    12b-1 fees (2)...............................................      23,280        33,773        (21,895)          35,158
    Other expenses...............................................     212,581        71,136        (63,544)(3)      220,173
                                                                    -----------   -----------    ---------      -----------
      Total expenses.............................................     503,911       147,126        (81,142)         569,895
    Expense waiver/reimbursement from investment adviser (4).....    (115,121 )    (114,022 )     (116,512)        (345,655)
                                                                    -----------   -----------    ---------      -----------
      Net expenses...............................................     388,790        33,104       (197,654)         224,240
                                                                    -----------   -----------    ---------      -----------
Net investment income............................................   2,617,653       467,007        197,654        3,282,314
                                                                    -----------   -----------    ---------      -----------
Realized and Unrealized Gain (Loss) from Investments:
  Net realized gain (loss) from investment transactions, net of
    taxes, if applicable.........................................     (30,019 )      16,063             --          (13,956)
  Net change in unrealized appreciation or depreciation of
    investments..................................................   3,249,789       638,885             --        3,888,674
                                                                    -----------   -----------    ---------      -----------
      Net gain on investments....................................   3,219,770       654,948             --        3,874,718
                                                                    -----------   -----------    ---------      -----------
Net increase in net assets from operations.......................   $5,837,423    $1,121,955     $ 197,654      $ 7,157,032
                                                                    ===========   ===========    =========      ===========

(1) Reflects a management fee of .55% of net assets for the first $125 million of Nuveen New Jersey and New New Jersey (as adjusted) and .50% of net assets of Flagship New Jersey.

(2) Reflects a 12b-1 service fee of .25% of net assets for classes A and C of Nuveen New Jersey and .20% of net assets for classes A and C of Flagship New Jersey. New New Jersey (as adjusted) reflects a 12b-1 service fee of .20% of net assets for classes A and C. Also included is a 12b-1 distribution fee of .75% of net assets for class C only of Nuveen New Jersey. Flagship New Jersey has a 12b-1 distribution fee of .20% and .75% of net assets for classes A and C, respectively. New New Jersey Fund (as adjusted) reflects a 12b-1 distribution fee of .55% of net assets for class C only. Class R is not subject to a 12b-1 service or distribution fee.

(3) Represents estimated reduction in operating expenses, including audit, legal, custodian, transfer agency and report printing. New New Jersey (as adjusted) would have a much larger asset base than either Fund currently has. Certain operating expenses would have been reduced had they been applied to the larger asset base for one Fund, rather than to two smaller separate Funds.

(4) Reflects an expense waiver/reimbursement of .24% of net assets of Nuveen New Jersey and 1.35% of net assets of Flagship New Jersey. New New Jersey (as adjusted) reflects an expense waiver/reimbursement of .60% of net assets.

                        PRO FORMA FINANCIAL INFORMATION
                                 NEW NEW JERSEY

                       PRO FORMA PORTFOLIO OF INVESTMENTS

                                JANUARY 31, 1996

                                  (UNAUDITED)

                                                                                          NUVEEN       FLAGSHIP      PRO FORMA
 PRINCIPAL                                                                                MARKET        MARKET        MARKET
   AMOUNT                                    DESCRIPTION                                   VALUE         VALUE         VALUE
-------------------------------------------------------------------------------------------------------------------------------
               Union County Utilities Authority, Solid Waste System, Alternative
                 Minimum Tax:
$     50,000   Atlantic City NJ Muni Util Auth, 5.650%, 05/01/07......................  $        --   $    50,986   $    50,986
     100,000   Atlantic City NJ Muni Wtr Util, 5,750%, 05/01/17.......................           --       101,498       101,498
      50,000   Atlantic City NJ Brd of Ed Ambac, 6.150%, 12/01/12.....................           --        54,185        54,185
     200,000   Atlantic City NJ G.O., 5.650%, 08/15/04................................           --       207,534       207,534
     200,000   Atlantic County NJ G.O. Mbia, 6.000%, 01/01/07.........................           --       217,982       217,982
     150,000   Bergen Cnty NJ Pcr Util Wtr Fgic, 6.000%, 12/15/13.....................           --       159,528       159,528
   1,000,000   Camden County Pollution Control Finance Authority, Solid Waste Disposal
                 and Resource Recovery, Alternative Minimum Tax, 7.125%, 12/01/01.....    1,034,220            --     1,034,220
   2,645,000   Camden County Pollution Control Finance Authority, Solid Waste Disposal
                 and Resource Recovery System, 7.250%, 12/01/10.......................    2,803,197            --     2,803,197
      25,000   Cherry Hill Twp NJ G.O., 6,300%, 06/01/12..............................           --        27,039        27,039
   1,415,000   Delaware River and Bay Authority, 5.000%, 1/01/17......................    1,372,975            --     1,372,975
   1,000,000   Delaware River Port Authority, 5.500%, 1/01/26.........................    1,004,720            --     1,004,720
     350,000   East Orange NJ Fsa, 8.400%, 08/01/06...................................           --       456,700       456,700
     450,000   Essex Cnty NJ Impt Lease Newark, 6.600%, 04/01/14......................           --       477,670       477,670
     300,000   Essex Cnty NJ Impt Lease Newark, 6.350%, 04/01/07......................           --       318,669       318,669
     100,000   Essex Cnty NJ Impt G.O., 6.900%, 12/01/14..............................           --       115,730       115,730
     500,000   Essex County Improvement Authority, 6.500%, 12/01/12...................      536,010            --       536,010
      75,000   Evensham NJ Municipal Util Auth Mbia, 5.600%, 07/01/15.................           --        75,872        75,872
     500,000   Hillsborough Township School District, 5.875%, 8/01/11.................      545,105            --       545,105
     100,000   Hoboken NJ Parking Auth Ser A, 6.625%, 03/01/09........................           --       104,667       104,667
     250,000   Hoboken-Weehawken NJ Swr Mbia, 6.200%, 08/01/19........................           --       266,470       266,470
     400,000   Hudson County Improvement Authority Multi-Family Housing (Observer Park
                 Project), Alternative Minimum Tax, 6.900%, 6/01/22...................      421,688            --       421,688
   1,605,000   Little Ferry Board of Education, Certificates of Participation, 6.300%,
                 1/15/08..............................................................    1,664,337            --     1,664,337
      50,000   Monmouth Cnty NJ Impt Howell Twp, 6.450%, 07/01/08.....................           --        55,186        55,186
               Monroe Township Board of Education, General Obligation:
     725,000   5.200%, 8/01/11........................................................      738,550            --       738,550
     825,000   5.200%, 8/01/14........................................................      840,263            --       840,263
     600,000   Morris County General Obligation, 5.000%, 7/15/09......................      606,972            --       606,972
     625,000   NJ Econ Dev Edl Testing Mbia, 6.125%, 05/15/15.........................           --       670,525       670,525
     185,000   NJ Econ Dev Auth Econ Growth Amt, 6.550%, 12/01/07.....................           --       196,100       196,100
     100,000   NJ Econ Dev Auth American Wtr Co Fgic, 5.500%, 06/01/23................           --        99,432        99,432
     335,000   NJ Econ Dev Auth Vineland Energy Amt, 6.750%, 06/01/99.................           --       355,720       355,720
     100,000   NJ Econ Deb Auth Trigen Trenton Ser A, 6.200%, 12/01/10................           --       103,107       103,107
     350,000   NJ Econ Dev Clara Maass Hlth Syst Fsa, 5.000%, 07/01/25................           --       332,927       332,927
     150,000   NJ Eda Hackensack Wtr Mbia, 5.900%, 03/01/24...........................           --       154,238       154,238
     300,000   NJ Econ Dev Auth Fsa, 6.000%, 03/15/21.................................           --       315,423       315,423
     300,000   NJ Econ Dev Auth Fsa, 6.250%, 07/01/14.................................           --       324,822       324,822
   2,965,000   New Jersey Economic Development Authority (Bridgewater Resources,
                 Inc.), Alternative Minimum Tax, 8.375%, 11/01/04.....................    3,148,237            --     3,148,237
   1,000,000   New Jersey Economic Development Authority (Yeshiva K'tana of Passaic),
                 8.000%, 9/15/18......................................................    1,191,120            --     1,191,120
   1,285,000   New Jersey Economic Development Authority, Alternative Minimum Tax,
                 5.300%, 12/01/07.....................................................    1,291,849            --     1,291,849
   1,025,000   New Jersey Economic Development Authority (Educational Testing
                 Service), 6.500%, 5/15/05............................................    1,138,601            --     1,138,601
   1,050,000   New Jersey Economic Development Authority (Elizabethtown Gas Company),
                 Alternative Minimum Tax, 6.750%, 10/01/21............................    1,031,330        51,560     1,082,890
     200,000   New Jersey Economic Development Authority (Liberty State Park Project),
                 6.800%, 3/15/22......................................................      218,124            --       218,124
     650,000   New Jersey Economic Development Authority, 5.875%, 7/01/11.............      690,554            --       690,554
     250,000   New Jersey Economic Development Authority, Solid Waste Disposal
                 Facility (Garden State Paper Company), 7.125%, 4/01/22...............      274,143            --       274,143

                        PRO FORMA FINANCIAL INFORMATION

                                                                                          NUVEEN       FLAGSHIP      PRO FORMA
 PRINCIPAL                                                                                MARKET        MARKET        MARKET
   AMOUNT                                    DESCRIPTION                                   VALUE         VALUE         VALUE
-------------------------------------------------------------------------------------------------------------------------------
$    410,000   NJ ST Educ Facs Monmouth College, 5.625%, 07/01/13.....................  $        --   $   398,241   $   398,241
   1,500,000   New Jersey Educational Facilities Authority (Higher Education
                 Facilities Trust Fund), 5.125%, 9/01/02..............................    1,576,830            --     1,576,830
     835,000   New Jersey Educational Facilities Authority (Princeton University),
                 5.875%, 7/01/11......................................................      889,375            --       889,375
     975,000   New Jersey Educational Facilities Authority (Trenton State College),
                 6.750%, 7/01/08......................................................      981,962            --       981,962
   1,000,000   New Jersey General Obligation, 5.800%, 2/15/07.........................    1,108,150            --     1,108,150
     200,000   NJ Hlth Care Facs Bayonne Hosp Fsa, 6.250%, 07/01/12...................           --       217,326       217,326
     250,000   NJ Hlth Care Facs Irvington Med Ctr, 6.375%, 08/01/15..................           --       267,893       267,893
     250,000   NJ Health Care Facs Monmouth Med Ctr, 6.250%, 07/01/16.................           --       270,268       270,268
     200,000   NJ Hlth Newark Beth Israel Med Ctr Fsa, 6.000%, 07/01/16...............           --       210,922       210,922
     850,000   New Jersey Health Care Facilities Financing Authority (Palisades
                 Medical Center), 7.500%, 7/01/06.....................................      879,011            --       879,011
     480,000   New Jersey Health Care Facilities Authority (Community Memorial
                 Hospital), 8.000%, 7/01/14...........................................      523,474            --       523,474
     400,000   New Jersey Health Care Facilities Financing Authority (Atlantic City
                 Medical Center), 6.800%, 7/01/05.....................................      436,828            --       436,828
     700,000   New Jersey Health Care Facilities Financing Authority (Community
                 Medical Center/Kensington Manor Care Center), 7.000%, 7/01/20........      777,427            --       777,427
   1,215,000   New Jersey Health Care Facilities Financing Authority (Hackensack
                 Hospital), 8.750%, 7/01/09...........................................    1,479,323            --     1,479,323
     250,000   NJ St Hsg & Mtg Fin Agy Rev Mbia, 6.300%, 10/01/18.....................           --       258,078       258,078
     700,000   New Jersey Housing and Mortgage Finance Agency, 6.950%, 11/01/13.......      745,500            --       745,500
   2,000,000   New Jersey Housing and Mortgage Finance Agency, Multi-Family Housing,
                 6.000%, 11/01/14.....................................................    2,059,160            --     2,059,160
   1,750,000   New Jersey Housing Finance Agency, 9.000%, 11/01/18....................    1,827,245            --     1,827,245
     500,000   NJ Hsg Fin Rev, 6.600%, 11/01/14.......................................           --       521,515       521,515
      50,000   NJ South Jersey Trans Auth Sys Mbia, 6.000%, 11/01/12..................           --        53,322        53,322
     250,000   NJ Sports & Expo Mbia, 6.250%, 07/01/20................................           --       268,460       268,460
     100,000   NJ Sports & Expo Mbia, 5.500%, 07/01/22................................           --       100,128       100,128
               New Jersey Turnpike Authority:
     375,000   10.375%, 1/01/03.......................................................      466,973            --       466,973
   1,750,000   6.500%, 1/01/08........................................................    2,025,293            --     2,025,293
     200,000   NJ Wastewater Treatment Trust, 6.500%, 04/01/14........................           --       219,032       219,032
     500,000   North Bergen Housing Development Corporation, FHA-Insured,
                 7.400%, 9/01/20......................................................      512,850            --       512,850
     300,000   North Bergen Township General Obligation, 6.500%, 8/15/12..............      332,100            --       332,100
     200,000   Nth Jersey NJ Wtr Dist Wanaque Mbia, 6.000%, 07/01/21..................           --       210,565       210,565
      25,000   Ocean Cnty NJ Util Auth Fgic, 6.750%, 01/01/13.........................           --        26,119        26,119
   2,350,000   Ocean County Utilities Authority, 5.000%, 1/01/14......................    2,210,692            --     2,210,692
     165,000   Parsippany Troy Hills Twp NJ, 0.000%, 04/01/07.........................           --        96,203        96,203
   2,215,000   Passaic County General Obligation, 5.125%, 9/01/12.....................    2,234,647            --     2,234,647
     200,000   Port Auth NY & NJ Cons 100th Ser, 5.750%, 12/15/20.....................           --       205,192       205,192
     125,000   Port Auth NY/NJ Cons 96th Ser Fgic Amt, 6.600%, 10/01/23...............           --       137,233       137,233
      50,000   Port Auth NY & NJ Cons 95th Ser Amt, 5.875%, 07/15/09..................           --        53,279        53,279
     775,000   Rutgers State University, 8.000%, 5/01/18 (Pre-refunded to 5/01/98)....      860,514            --       860,514
      50,000   Stafford NJ Util Auth Rev Fgic, 6.125%, 12/01/22.......................           --        52,510        52,510
      35,000   Stafford NJ Util Auth Rev Fgic, 6.000%, 12/01/12.......................           --        36,899        36,899
     250,000   Union Cnty NJ American Cyanamid, 5.800%, 09/01/09......................           --       263,473       263,473
     195,000   7.100%, 6/15/06........................................................      209,307            --       209,307
   1,100,000   7.200%, 6/15/14........................................................    1,176,076            --     1,176,076
     270,000   6.850%, 6/15/14........................................................      289,697            --       289,697
     250,000   Union City NJ G.O. Fsa, 6.375%, 11/01/10...............................           --       286,958       286,958
     100,000   University of Medicine and Dentistry of New Jersey, 6.500%, 12/01/18
                 (Pre-refunded to 12/01/01)...........................................      113,743            --       113,743
   1,175,000   Virgin Islands Housing Finance Authority, Alternative Minimum Tax,
                 6.450%, 3/01/16......................................................    1,211,519            --     1,211,519
     300,000   Wanaque Borough Sewerage Authority, 7.000%, 12/01/21...................      323,658            --       323,658
      75,000   Wanaque Valley NJ Sewer Ser A, 6.125%, 09/01/22........................           --        75,889        75,889
      25,000   Woodbridge Twp NJ G.O., 6.150%, 08/15/06...............................           --        27,434        27,434
     250,000   Puerto Rico General Obligation, 7.750%, 07/01/06.......................           --       278,013       278,013
     165,000   Puerto Rico General Obligation, 8.000%, 07/01/07.......................           --       182,040       182,040

                        PRO FORMA FINANCIAL INFORMATION

                                                                                          NUVEEN       FLAGSHIP      PRO FORMA
 PRINCIPAL                                                                                MARKET        MARKET        MARKET
   AMOUNT                                    DESCRIPTION                                   VALUE         VALUE         VALUE
-------------------------------------------------------------------------------------------------------------------------------
$  1,000,000   Puerto Rico Aqueduct and Sewer Authority, 7.875%, 7/01/17 (Pre-refunded
                 to 7/01/98)..........................................................  $ 1,115,660   $        --   $ 1,115,660
      60,000   Puerto Rico Highway Transportation Authority, 6.625%, 7/01/18
                 (Pre-refunded to 7/01/02)............................................       69,015            --        69,015
   2,000,000   Puerto Rico Commonwealth General Obligation, 5.750%, 7/01/24...........    2,075,380            --     2,075,380
     200,000   Puerto Rico Elec Ser R, 6.250%, 07/01/17...............................           --       210,535       210,535
               Puerto Rico Electric Power Authority:
     790,000   7.000%, 7/01/07........................................................      928,778            --       928,778
   1,875,000   7.000%, 7/01/21 (Pre-refunded to 7/01/01)..............................    2,172,693            --     2,172,693
     300,000   Puerto Rico Hwy Ser Q, 6.000%, 07/01/20................................           --       304,269       304,269
   1,000,000   Puerto Rico Industrial Medical and Environmental Authority, 6.250%,
                 7/01/16..............................................................    1,089,389            --     1,089,389
$ 60,095,000   Total Investment in Securities--(cost $60,752,649)--97.1%                $53,254,264   $10,525,366    63,779,630
============   ----------------------------------------------------------------------------------------------------------------
               Other Assets less Liabilities--2.9%                                                                    1,920,790
               ----------------------------------------------------------------------------------------------------------------
               Total Net Assets--100.0%                                                                             $65,700,420
               ================================================================================================================

 * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
** Ratings: Using the higher of Standard & Poor's or Moody's rating.
N/R--Investment is not rated.

                        PRO FORMA FINANCIAL INFORMATION

                                  NEW NEW YORK
          PRO FORMA CAPITALIZATION AS OF FEBRUARY 29, 1996 (UNAUDITED)

                                                                    NUVEEN        FLAGSHIP          NEW              NEW
                                                                   NEW YORK       NEW YORK       NEW YORK          NEW YORK
                                                                   (ACTUAL)       (ACTUAL)      (PRO FORMA)    (AS ADJUSTED)(1)
                                                                 ------------    -----------    -----------    ----------------
Common shares, $.01 par value per share.......................   $    160,928    $        --      $    50        $    221,925(2)
Paid-in surplus...............................................    161,152,782     49,282,603       49,950         210,424,388(3)
Balance of undistributed net investment income................        126,818             --           --                  --(4)
Accumulated net realized gain (loss) from investment
  transactions................................................        649,435     (1,203,387)          --          (1,203,387)(5)
Net unrealized appreciation of investments....................      9,063,280      3,418,392           --          12,481,672
                                                                 ============    =============   ========       =============
      Net assets..............................................   $171,153,243    $51,497,608      $50,000        $221,924,598
                                                                 ============    =============   ========       =============

(1) The adjusted balances are presented as if the Reorganization was effective as of February 29, 1996 for information purposes only. The actual Effective Time of the Reorganization is expected to be January 31, 1997 at which time the results would be reflective of the actual composition of shareholders' equity at that date.

(2) Assumes the issuance of 1,566,039 and 5,149,761 class A shares, 64,295 class C shares and 15,407,365 class R shares of New New York in exchange for the net assets of class A, C and R of Nuveen New York and Flagship New York, respectively. These numbers are based on the net assets of each class of Nuveen New York and Flagship New York, and the net asset values of each respective class of New New York, as of February 29, 1996, after adjustment for the distributions referred to in (4) and (5) below. The issuance of such number of New New York shares would result in the distribution of 1.0559659 and 1.0855577 class A shares, 1.0587575 class C shares and 1.0589984 class R shares for each class of Nuveen New York and Flagship New York, respectively, upon liquidation of each respective class of Nuveen New York and Flagship New York.

(3) Includes the impact of $60,947 due to the effect of the exchange ratios on the value of new shares issued in excess of the value of shares liquidated and the effect of assigning a par value equal to .01 per share for each New New York share issued in exchange for each Flagship New York share.

(4) Assumes Nuveen New York distributes all of its undistributed net investment income to shareholders.

(5) Assumes Nuveen New York distributes all of its net realized gains from investment transactions to shareholders and Flagship New York carries forward its net realized losses from investments, to New New York, as permitted under applicable tax regulations.

     PRO FORMA CONDENSED BALANCE SHEET AS OF FEBRUARY 29, 1996 (UNAUDITED)

                                                         NUVEEN        FLAGSHIP          NEW                            NEW
                                                        NEW YORK       NEW YORK       NEW YORK       PRO FORMA       NEW YORK
                                                        (ACTUAL)       (ACTUAL)      (PRO FORMA)    ADJUSTMENTS    (AS ADJUSTED)
                                                      ------------    -----------    -----------    -----------    -------------
Investments in municipal securities, at market
  value............................................   $165,378,435    $50,709,376      $    --       $      --     $216,087,811
Temporary investments in short-term municipal
  securities,
  at amortized cost................................      3,800,000             --           --        (665,000)(1)    3,135,000
Cash...............................................        112,018        299,929       50,000        (111,253)(2)      350,694
Other assets less liabilities......................      1,862,790        488,303           --              --        2,351,093
                                                      -------------   ------------    --------      ----------     -------------
Net assets.........................................   $171,153,243    $51,497,608      $50,000       $(776,253)    $221,924,598
                                                      =============   ============    ========      ==========     =============
Class A Shares:
Net assets.........................................   $ 15,731,737    $51,497,608      $12,500       $ (71,350)    $ 67,170,495
                                                      =============   ============    ========      ==========     =============
Shares outstanding.................................      1,483,039      4,743,885        1,250         488,875(3)     6,717,049
                                                      =============   ============    ========      ==========     =============
Net asset value and redemption price per share.....   $      10.61    $     10.86      $ 10.00                     $      10.00
                                                      =============   ============    ========                     =============
Offering price per share (net asset value per share
  plus maximum sales charge of 4.50%, 4.20%, 4.20%
  and 4.20%, respectively, of offering price)......   $      11.11    $     11.34      $ 10.44                     $      10.44
                                                      =============   ============    ========                     =============
Class B Shares:
Net assets.........................................            N/A            N/A      $12,500                     $     12,500
                                                      =============   ============    ========                     =============
Shares outstanding.................................            N/A            N/A        1,250                            1,250
                                                      =============   ============    ========                     =============
Net asset value....................................            N/A            N/A      $ 10.00                     $      10.00
                                                      =============   ============    ========                     =============
Class C Shares:
Net assets.........................................   $    645,881            N/A      $12,500       $  (2,929)    $    655,452
                                                      =============   ============    ========      ==========     =============
Shares outstanding.................................         60,727            N/A        1,250           3,568(3)        65,545
                                                      =============   ============    ========      ==========     =============
Net asset value, offering and redemption price per
  share............................................   $      10.64            N/A      $ 10.00                     $      10.00
                                                      =============   ============    ========                     =============
Class R Shares:
Net assets.........................................   $154,775,625            N/A      $12,500       $(701,974)    $154,086,151
                                                      =============   ============    ========      ==========     =============
Shares outstanding.................................     14,548,997            N/A        1,250         858,368(3)    15,408,615
                                                      =============   ============    ========      ==========     =============
Net asset value and redemption price per share.....   $      10.64            N/A      $ 10.00                     $      10.00
                                                      =============   ============    ========                     =============

(1) See note (1) to Pro Forma Capitalization table above as to the Effective Time of the Reorganization. Assumes sales of temporary investments to provide additional cash needed to fully distribute all net investment income and net realized capital gains of Nuveen New York.

(2) Net effect on cash after sales of temporary investments and distribution of net investment income and net realized gains of Nuveen New York.

(3) See note (1) to Pro Forma Capitalization table. Based on the issuance of 1,566,039 and 5,149,761 class A shares, 64,295 class C shares and 15,407,365 class R shares of New New York and the cancellation of all shares of each class of Nuveen New York and Flagship New York, respectively.

                        PRO FORMA FINANCIAL INFORMATION

 PRO FORMA CONDENSED INCOME STATEMENT FOR THE TWELVE MONTHS ENDED FEBRUARY 29,
                                1996 (UNAUDITED)

                                                                          NUVEEN       FLAGSHIP                       NEW
                                                                         NEW YORK      NEW YORK     PRO FORMA      NEW YORK
                                                                         (ACTUAL)      (ACTUAL)    ADJUSTMENTS   (AS ADJUSTED)
                                                                        -----------   ----------   -----------   -------------
Investment Income
  Tax-exempt interest income..........................................  $10,173,134   $3,121,491    $      --     $13,294,625
                                                                        -----------   ----------    ---------     -----------
  Expenses:
    Management fees (1)...............................................      882,509      247,370       17,953       1,147,832
    12b-1 fees (2)....................................................       30,739      197,757     (105,428)        123,068
    Other expenses....................................................      338,976      136,385      (32,701)(3)     442,660
                                                                        -----------   ----------    ---------     -----------
      Total expenses..................................................    1,252,224      581,512     (120,176)      1,713,560
    Expense waiver/reimbursement from investment adviser (4)..........      (29,700)    (303,479)    (193,368)       (526,547)
                                                                        -----------   ----------    ---------     -----------
      Net expenses....................................................    1,222,524      278,033     (313,544)      1,187,013
                                                                        -----------   ----------    ---------     -----------
Net investment income.................................................    8,950,610    2,843,458      313,544      12,107,612
                                                                        -----------   ----------    ---------     -----------
Realized and Unrealized Gain from Investments
  Net realized gain from investment transactions, net of taxes, if
    applicable........................................................    1,772,126      378,033           --       2,150,159
  Net change in unrealized appreciation or depreciation of
    investments.......................................................    5,658,638    3,483,151           --       9,141,789
                                                                        -----------   ----------    ---------     -----------
        Net gain from investments.....................................    7,430,764    3,861,184           --      11,291,948
                                                                        -----------   ----------    ---------     -----------
Net increase in net assets from operations............................  $16,381,374   $6,704,642    $ 313,544     $23,399,560
                                                                        ===========   ==========    =========     ===========

(1) Reflects a management fee of .55% of net assets for the first $125 million and .5375% of net assets over $125 million of Nuveen New York and New New York (as adjusted) and .50% of net assets of Flagship New York.

(2) Reflects a 12b-1 service fee of .25% of net assets for classes A and C of Nuveen New York and .20% of net assets for classes A and C of Flagship New York. New New York (as adjusted) reflects a 12b-1 service fee of .20% of net assets for classes A and C. Also included is a 12b-1 distribution fee of .75% of net assets for Class C of Nuveen New York. Flagship New York has a 12b-1 distribution fee of .20% and .75% of net assets for classes A and C, respectively. New New York (as adjusted) reflects a 12b-1 distribution fee of .55% of net assets for class C. Class R is not subject to a 12b-1 service or distribution fee.

(3) Represents estimated reduction in operating expenses, including audit, legal, custodian, transfer agency and report printing. New New York (as adjusted) would have a much larger asset base than either Fund currently has. Certain operating expenses would have been reduced had they been applied to the larger asset base for one Fund, rather than to two smaller separate Funds.

(4) Reflects an expense waiver/reimbursement of .02% of net assets of Nuveen New York and .62% of net assets of Flagship New York. New New York (as adjusted) reflects an expense waiver/reimbursement of .25% of net assets.

                        PRO FORMA FINANCIAL INFORMATION

                                  NEW NEW YORK

                       PRO FORMA PORTFOLIO OF INVESTMENTS

                               FEBRUARY 29, 1996

                                  (UNAUDITED)

                                                                                       NUVEEN        FLAGSHIP       PRO FORMA
 PRINCIPAL                                                                             MARKET         MARKET          MARKET
   AMOUNT                                  DESCRIPTION                                 VALUE           VALE           VALUE
-------------------------------------------------------------------------------------------------------------------------------
$    500,000    Albany NY Parking Auth Rev, 7.150%, 09/15/16.....................   $         --    $   556,255    $    556,255
   1,000,000    Albany NY Hsng Auth Ltd, 5.850%, 10/01/07........................             --      1,010,760       1,010,760
     500,000    Albany NY Ind Dev Auth Ser A1, 7.750%, 01/01/10..................             --        553,025         553,025
   1,500,000    Albany NY Parking Auth Rev, 0.000%, 11/01/17.....................             --        412,200         412,200
   2,100,000    Babylon Industrial Development Agency, Resource Recovery, 8.500%,
                  1/01/19........................................................      2,376,927             --       2,376,927
   1,000,000    Batavia Housing Authority, FHA-Insured (Washington Towers),
                  6.500%, 1/01/23................................................      1,025,060             --       1,025,060
   1,750,000    Brookhaven Industrial Development Agency, Civic Facility (Dowling
                  College/National Aviation Center), 6.750%, 3/01/23.............      1,041,710        780,233       1,821,943
   3,500,000    Dormitory Authority of the State of New York (Nursing Homes),
                  5.750%, 7/01/17................................................      3,438,505             --       3,438,505
     750,000    Dormitory Authority of the State of New York, GNMA (Park Ridge
                  Housing, Inc), 7.850%, 2/01/29.................................        819,203             --         819,203
                Dormitory Authority of the State of New York (City University):
   1,500,000      5.750%, 7/01/07................................................      1,522,980             --       1,522,980
     750,000      7.500%, 7/01/10................................................        886,005             --         886,005
   2,225,000      5.750%, 7/01/12................................................      2,244,780             --       2,244,780
   1,500,000      5.500%, 7/01/12................................................      1,440,540             --       1,440,540
     500,000      8.200%, 7/01/13................................................        553,735             --         553,735
   1,000,000      7.625%, 7/01/20................................................      1,154,640             --       1,154,640
     500,000    Dormitory Authority of the State of New York (Long Island Jewish
                  Medical Center), FHA-Insured, 7.750%, 8/15/27..................        536,535             --         536,535
   2,135,000    Dormitory Authority of the State of New York (United Health
                  Services), 7.350%, 8/01/29.....................................      2,165,159        163,587       2,328,746
   2,195,000    Dormitory Authority of the State of New York (Upstate Community
                  Colleges), 6.500%, 7/01/07.....................................      2,362,786             --       2,362,786
                Dormitory Authority of the State of New York (State University):
   2,000,000      7.400%, 5/15/01................................................      2,187,740             --       2,187,740
   2,000,000      5.500%, 5/15/08................................................      1,998,060             --       1,998,060
   1,125,000      5.250%, 5/15/09................................................      1,086,446             --       1,086,446
   2,000,000      5.500%, 5/15/13................................................      1,964,900             --       1,964,900
   4,000,000    Dormitory Authority of the State of New York, Court Facilities,
                  5.625%, 5/15/13................................................      3,835,840             --       3,835,840
   2,250,000    Dormitory Authority of the State of New York, Judicial Facilities
                  (Suffolk County), 9.500%, 4/15/14..............................      2,625,480             --       2,625,480
   1,375,000    Dormitory Authority of the State of New York (University of
                  Rochester, Strong Memorial Hospital), 5.500%, 7/01/21..........      1,337,353             --       1,337,353
   2,470,000    Dutchess County Industrial Development Authority, Civic
                  Facilities
                  (Bard College), 7.000%, 11/01/17...............................      2,643,369             --       2,643,369
      50,000    Endwell NY Fire Dist G.O., 7.000%, 03/01/12......................             --         57,278          57,278
      50,000    Endwell NY Fire Dist G.O., 7.000%, 03/01/14......................             --         57,197          57,197
      50,000    Endwell NY Fire Dist G.O., 7.000%, 03/01/15......................             --         57,106          57,106
      50,000    Endwell NY Fire Dist G.O., 7.000%, 03/01/16......................             --         57,308          57,308
      50,000    Endwell NY Fire Dist G.O., 7.000%, 01/01/13......................             --         57,255          57,255
      75,000    Endwell NY Fire Dist G.O., 7.000%, 01/01/11......................             --         85,811          85,811
   1,600,000    Franklin County Industrial Development Agency (County
                  Correctional Facility), 6.750%, 11/01/12.......................      1,068,490        640,884       1,709,374
     750,000    Hempstead Industrial Development Authority, Civic Facility
                  (United Cerebral Palsy Association of Nassau County), 7.500%,
                  10/01/09.......................................................        797,168             --         797,168
   1,000,000    Herkimer Cnty NY Burrow-Phys Amt, 8.000%, 01/01/09...............             --      1,062,800       1,062,800
   2,500,000    Housing New York Corporation, 5.000%, 11/01/13...................      2,298,650             --       2,298,650
     750,000    Jefferson Cnty NY Ida Waste Amt, 7.200%, 12/01/20................             --        815,025         815,025
     150,000    Leray NY G.O., 7.600%, 11/15/06..................................             --        180,914         180,914
     275,000    Leray NY G.O., 7.600%, 11/15/04..................................             --        327,236         327,236
     275,000    Leray NY G.O., 7.600%, 11/15/02..................................             --        320,524         320,524

                        PRO FORMA FINANCIAL INFORMATION

                                                                                       NUVEEN        FLAGSHIP       PRO FORMA
 PRINCIPAL                                                                             MARKET         MARKET          MARKET
   AMOUNT                                  DESCRIPTION                                 VALUE           VALE           VALUE
-------------------------------------------------------------------------------------------------------------------------------
$  1,000,000    Metropolitan Transportation Authority, Commuter Facilities,
                  6.250%, 7/01/17................................................   $  1,064,320    $        --    $  1,064,320
   1,000,000    Metropolitan Transportation Authority, Commuter Facilities
                  Service Contract, 7.500%, 7/01/16 (Pre-refunded to 7/01/00)....      1,149,720             --       1,149,720
   1,025,000    Metropolitan Transportation Authority, Transit Facilities,
                  6.500%, 7/01/18................................................      1,130,503             --       1,130,503
     225,000    Minerva NY Central Schl Dist, 7.000%, 06/15/06...................             --        259,277         259,277
   1,055,000    Monroe County Water Authority, Water System, 6.000%, 8/01/17.....      1,076,944             --       1,076,944
   1,500,000    NE Energy Con Edison Ambac, 6.100%, 08/15/20.....................             --      1,586,745       1,586,745
   1,000,000    New Rochell NY Ida College, 6.625%, 07/01/12.....................             --      1,057,900       1,057,900
   1,000,000    New York City G.O. Ser A, 6.500%, 08/01/19.......................             --      1,043,370       1,043,370
                New York City Housing Development Corporation, Multi-Family
                  Mortgage (FHA Insured):
   2,000,000      6.550%, 10/01/15...............................................      2,093,180             --       2,093,180
   2,500,000      5.850%, 5/01/26................................................      2,492,724             --       2,492,724
                New York City Industrial Development Agency (College of New
                  Rochelle):
   1,000,000      6.200%, 9/01/10................................................      1,010,320             --       1,010,320
   1,000,000      6.300%, 9/01/15................................................      1,006,090             --       1,006,090
                New York City General Obligation:
   2,500,000      7.000%, 8/01/04................................................      2,732,325             --       2,732,325
   2,000,000      7.500%, 2/01/06................................................      2,236,000             --       2,236,000
      45,000      6.625%, 8/01/13................................................         49,738             --          49,738
   2,500,000      6.000%, 2/15/20................................................      2,424,300             --       2,424,300
   1,250,000    New York City Housing Development Corporation, Multi-Unit
                  Mortgage (FHA Insured), 7.350%, 6/01/19........................      1,073,680        268,185       1,341,865
   4,000,000    New York City Industrial Development Agency, Civic Facility (The
                  Lighthouse Project), 6.500%, 7/01/22...........................      3,642,240        519,650       4,161,890
                New York City Municipal Water Finance Authority, Water and
                  Sewer System:
   3,000,000      5.375%, 6/15/19................................................      2,899,230             --       2,899,230
   1,500,000      7.750%, 6/15/20 (Pre-refunded to 6/15/01)......................      1,766,790             --       1,766,790
   2,000,000      5.500%, 6/15/20................................................      1,910,880             --       1,910,880
   1,500,000    New York NY G.O., 5.750%, 02/01/06...............................             --      1,489,860       1,489,860
   3,000,000    New York State Energy Research and Development Authority, 6.100%,
                  8/15/20........................................................      3,106,530             --       3,106,530
     200,000    New York State Housing Finance Agency, State University
                  Construction, 8.000%, 5/01/11..................................        255,060             --         255,060
   1,250,000    New York State Medical Care Facilities Finance Agency, Hospital
                  and Nursing Home, FHA-Insured (Catholic Medical Center),
                  8.300%, 2/15/22 (Pre-refunded to 2/15/98)......................      1,381,725             --       1,381,725
   1,520,000    New York State Medical Care Facilities Finance Agency, Hospital
                  and Nursing Home, FHA-Insured (Bayley Seton/St. Joseph's
                  Hospital), 6.450%, 2/15/09.....................................      1,662,698             --       1,662,698
   1,250,000    New York State Medical Care Facilities Finance Agency, Hospital
                  and Nursing Home (New York Downtown Hospital), 6.700%,
                  2/15/12........................................................      1,298,638             --       1,298,638
   1,000,000    New York State Urban Development Corporation, 6.750%, 1/01/26....      1,106,060             --       1,106,060
   2,000,000    New York State Urban Development Corporation (Clarkson Center for
                  Advanced Materials Processing), 7.800%, 1/01/20 (Pre-refunded
                  to 1/01/01)....................................................      2,335,260             --       2,335,260
   1,000,000    New York State Urban Development Corporation (Cornell Center for
                  Theory and Simulation), 6.000%, 1/01/14........................      1,005,010             --       1,005,010
   1,100,000    New York State Urban Development Corporation (Syracuse University
                  Center for Science and Technology), 7.875%, 1/01/17
                  (Pre-refunded to 1/01/98)......................................      1,200,573             --       1,200,573
                New York State Urban Development Corporation, Correctional
                  Capital Facilities:
   1,000,000      5.625%, 1/01/07................................................      1,002,330             --       1,002,330
   2,490,000      5.750%, 1/01/13................................................      2,421,799             --       2,421,799
   1,250,000      5.500%, 1/01/15................................................      1,195,538             --       1,195,538
   1,000,000      7.500%, 1/01/20 (Pre-refunded to 1/01/00)......................      1,137,820             --       1,137,820
   2,900,000    New York State Urban Development Corporation, State Facilities,
                  7.500%, 4/01/20 (Pre-refunded to 4/01/01)......................      3,378,268             --       3,378,268
   2,615,000    New York State Urban Development Corporation (Pine Barrens),
                  5.375%, 4/01/17................................................      2,391,574             --       2,391,574
     500,000    New York State (Commissioner of Office of Mental Health),
                  Certificates of Participation, 8.300%, 9/01/12.................        536,065             --         536,065

                        PRO FORMA FINANCIAL INFORMATION

                                                                                       NUVEEN        FLAGSHIP       PRO FORMA
 PRINCIPAL                                                                             MARKET         MARKET          MARKET
   AMOUNT                                  DESCRIPTION                                 VALUE           VALE           VALUE
-------------------------------------------------------------------------------------------------------------------------------
$  1,545,000    New York State Environmental Facilities Corporation (State Park
                  Infrastructure), 5.750%, 3/15/13...............................   $  1,535,823    $        --    $  1,535,823
   3,000,000    New York State General Obligation, 5.625%, 10/01/20..............      3,004,890             --       3,004,890
   1,650,000    New York State Housing Finance Agency, Insured Multi-Family
                  Mortgage Housing, 6.950%, 8/15/12..............................      1,770,104             --       1,770,104
                New York State Housing Finance Agency, Service Contract
                  Obligation:
     500,000      6.125%, 3/15/20................................................        511,215             --         511,215
   3,750,000      5.500%, 9/15/22................................................      3,528,450             --       3,528,450
   3,000,000      6.500%, 3/15/25................................................      3,170,940             --       3,170,940
   2,000,000    New York State Medical Care Facilities Finance Agency, Hospital
                  and Nursing Home FHA-Insured, 6.200%, 8/15/22..................      2,087,460             --       2,087,460
   2,480,000    New York State Medical Care Facilities Finance Agency, Hospital
                  and Nursing Home, 6.400%, 8/15/14..............................      2,622,327             --       2,622,327
   1,000,000    New York State Medical Care Facilities Finance Agency, Hospital
                  and Nursing Home (Health Care Center), 6.375%, 11/15/19........      1,048,710             --       1,048,710
                New York State Medical Care Facilities Finance Agency, Hospital
                  and Nursing Home (Mental Health Services):
   1,460,000      7.500%, 2/15/21................................................      1,696,038             --       1,696,038
   2,000,000      5.500%, 8/15/21................................................      1,947,860             --       1,947,860
   1,500,000      6.500%, 8/15/24................................................      1,583,250             --       1,583,250
                New York State Medical Care Facilities Finance Agency, Hospital
                  and Nursing Home (Brookdale Hospital Medical Center):
   1,000,000      6.400%, 2/15/01................................................      1,035,520             --       1,035,520
   2,700,000      6.800%, 8/15/12................................................      2,826,306             --       2,826,306
   1,000,000    New York State Medical Care Facilities Finance Agency, Hospital
                  and Nursing Home, FHA-Insured, 7.350%, 2/15/29.................      1,083,640             --       1,083,640
   1,000,000    New York State Medical Care Facilities Finance Agency, Hospital
                  and Nursing Home, Insured Mortgage (St. Vincent's Hospital),
                  8.000%, 2/15/27 (Pre-refunded to 8/15/97)......................      1,065,830             --       1,065,830
     995,000    New York State Medical Care Facilities Finance Agency, Hospital
                  and Nursing Home, Insured Mortgage (Albany Medical Center),
                  8.000%, 2/15/28................................................      1,085,396             --       1,085,396
   2,500,000    New York State Medical Care Facilities Finance Agency, Hospital
                  and Nursing Home, FHA-Insured (St. Vincent's Medical Center),
                  6.200%, 2/15/21................................................      2,581,475             --       2,581,475
                New York State Medical Care Facilities Finance Agency, Hospital
                  and Nursing Home, FHA-Insured New York Hospital:
   1,000,000      6.750%, 8/15/14................................................      1,125,190             --       1,125,190
   1,000,000      6.800%, 8/15/24................................................      1,134,930             --       1,134,930
   1,000,000    New York State Medical Care Facilities Finance Agency, Hospital
                  and Nursing Home, FHA-Insured (Buffalo General Hospital),
                  7.700%, 2/15/22 (Pre-refunded to 8/15/98)......................      1,111,020             --       1,111,020
     380,000    New York State Mortgage Agency, 8.100%, 10/01/17.................        404,768             --         404,768
   2,000,000    New York State, Certificates of Participation (John Jay College
                  of Criminal Justice), 6.000%, 8/15/06..........................      2,077,080             --       2,077,080
   2,405,000    Newark-Wayne Community Hospital, 7.600%, 9/01/15.................      2,429,242             --       2,429,242
   4,000,000    New York Local Government Assistance Corporation, 5.500%,
                  4/01/21........................................................      3,844,720             --       3,844,720
   2,000,000    New York State Housing Finance Agency, Health Facilities (New
                  York City), 8.000%, 11/01/08...................................      2,257,780             --       2,257,780
   2,250,000    New York State Medical Care Facilities Finance Agency, Hospital
                  and Nursing Home (Columbia-Presbyterian), 8.000%, 2/15/25
                  (Pre-refunded to 8/15/97)......................................      2,430,315             --       2,430,315
   1,000,000    NY Home Mtg Agy Ser 46 Amt, 6.600%, 10/01/19.....................             --      1,047,170       1,047,170
     230,000    NY City Ida Protestant Welfare, 6.950%, 11/01/11.................             --        246,047         246,047
     300,000    NY Dorm Auth Revs Dept of Ed, 7.750%, 07/01/21...................             --        338,298         338,298
   2,100,000    NY Dorm -- Rochester, 6.500%, 07/01/19...........................             --      2,295,048       2,295,048

                        PRO FORMA FINANCIAL INFORMATION

                                                                                       NUVEEN        FLAGSHIP       PRO FORMA
 PRINCIPAL                                                                             MARKET         MARKET          MARKET
   AMOUNT                                  DESCRIPTION                                 VALUE           VALE           VALUE
-------------------------------------------------------------------------------------------------------------------------------
$  1,000,000    NY Dorm Auth Upstate Comm College, 6.250%, 07/01/25..............   $         --    $ 1,028,540    $  1,028,540
     500,000    NY Dorm Buffalo Athletic Fac, 7.250%, 07/01/21...................             --        552,340         552,340
   1,500,000    NY Dorm City Univ, 5.625%, 07/01/16..............................             --      1,484,640       1,484,640
   1,500,000    NY Dorm Dept of Health, 6.625%, 07/01/24.........................             --      1,599,060       1,599,060
     245,000    NY Dorm Iroquois Nsg Home Fha, 7.000%, 02/01/15..................             --        265,612         265,612
     400,000    NY Dorm Menorah Cmps Fha Gnma, 7.400%, 02/01/31..................             --        448,968         448,968
   1,000,000    NY Dorm St Univ Ser B, 5.250%, 05/15/19..........................             --        938,710         938,710
     985,000    NY Dorm St Univ Ser X, 7.400%, 07/01/24..........................             --      1,183,812       1,183,812
     250,000    NY Dorm Veterans Home, 7.250%, 07/01/21..........................             --        276,170         276,170
     500,000    NY Energy Brooklyn Mbia Amt, 6.750%, 02/01/24....................             --        543,895         543,895
     350,000    NY Energy Con Ed Amt, 7.500%, 01/01/26...........................             --        381,931         381,931
     500,000    NY Energy Long Island Amt, 6.900%, 08/01/22......................             --        510,430         510,430
   1,250,000    NY Energy Long Island Amt, 7.150%, 09/01/18......................             --      1,293,525       1,293,525
     300,000    NY G.O., 7.300%, 03/01/12........................................             --        338,757         338,757
     710,000    NY G.O., 6.625%, 11/01/09........................................             --        771,159         771,159
   1,000,000    NY City G.O. Ser B, 7.000%, 08/15/16.............................             --      1,093,900       1,093,900
      40,000    NY City G.O. Ser F, 8.250%, 11/15/19.............................             --         46,126          46,126
   2,000,000    NY Hfa Svc Contrct Ser A, 6.375%, 09/15/15.......................             --      2,092,300       2,092,300
     250,000    NY Home Mtg Agy Mm1 Amt, 7.950%, 10/01/21........................             --        267,948         267,948
   1,500,000    NY Home Mtg Agy Ser 43, 6.450%, 10/01/17.........................             --      1,557,960       1,557,960
     595,000    NY Home Mtg Ser UU Amt, 7.750%, 10/01/23.........................             --        630,777         630,777
     500,000    NY Hsng Fin Auth Fha, 7.000%, 08/15/22...........................             --        527,355         527,355
   1,000,000    NY Med Care Hosp Fha, 6.100%, 02/15/15...........................             --      1,028,960       1,028,960
     300,000    NY Med Care Lady Vctory Ambac, 6.625%, 11/01/16..................             --        330,993         330,993
     500,000    NY Med Care Hosp Nurs Home, 7.450%, 08/15/31.....................             --        551,380         551,380
      50,000    NY Med Care Mtl Hlth, 7.750%, 02/15/20...........................             --         55,688          55,688
     110,000    NY Medical Care Mental Health, 7.700%, 02/15/18..................             --        118,270         118,270
   1,000,000    NY Mta Commuter Rev Ser A Mbia, 6.375%, 07/01/18.................             --      1,077,100       1,077,100
     250,000    NY Muni Bond Bank Buffalo, 6.875%, 03/15/06......................             --        270,428         270,428
     250,000    NY Muni Bond Bank Rochester, 6.750%, 03/15/11....................             --        271,833         271,833
   1,000,000    NY Hsng Fin Auth Multi-Fam, 6.450%, 08/15/14.....................             --      1,037,900       1,037,900
   1,450,000    NY Pwr Ser Z, 6.500%, 01/01/19...................................             --      1,581,356       1,581,356
     500,000    NY Triborough Brdg & Tunnel Ser E, 7.250%, 01/01/10..............             --        578,658         578,658
   1,500,000    NY Udc Ctr For Indl Innovation, 5.500%, 01/01/13.................             --      1,467,675       1,467,675
     950,000    NY Udc Syracuse, 7.875%, 01/01/17................................             --      1,036,498       1,036,498
   1,750,000    NY Udc, 5.700%, 04/01/20.........................................             --      1,729,578       1,729,578
   2,125,000    NY Urban Dev Corp Grants, 5.500%, 01/01/19.......................             --      2,062,993       2,062,993
     750,000    Onondaga Cnty NY Res Rec Amt, 7.000%, 05/01/15...................             --        769,808         769,808
   1,000,000    Onondaga Cnty NY Convention, 6.250%, 01/01/20....................             --      1,030,280       1,030,280
   1,000,000    Orangetown Housing Authority, Housing Facilities, (Orangetown
                  Guaranty), 7.600%, 4/01/30 (Pre-refunded to 10/01/00)..........      1,157,040             --       1,157,040
   3,015,000    Suffolk County Industrial Development Agency (Dowling College
                  Civic Facility), 6.625%, 6/01/24...............................      3,191,769             --       3,191,769
     500,000    Suffolk Cnty NY Indl Dev Dowling College, 6.625%, 06/01/24.......             --        529,115         529,115
                  South Orangetown Central School District, General Obligation:
     390,000      6.875%, 10/01/08...............................................        454,697             --         454,697
     390,000      6.875%, 10/01/09...............................................        454,939             --         454,939
                Triborough Bridge and Tunnel Authority:
   2,000,000      7.100%, 1/01/10................................................      2,214,880             --       2,214,880
   2,000,000      7.100%, 1/01/10................................................      2,242,460             --       2,242,460
   2,100,000    UFA Development Corporation, FHA-Insured
                (Loretto-Utica Project), 5.950%, 7/01/35.........................      2,105,418             --       2,105,418
   2,000,000    Westchester County Industrial Development Agency, Civic Facility
                  (Jewish Board of Family and Children Services), 6.750%,
                  12/15/12.......................................................      2,066,620             --       2,066,620
   2,000,000    34th Street Partnership Business Improvement District, Capital
                  Improvement, 5.500%, 1/01/23...................................      1,904,340             --       1,904,340
-------------------------------------------------------------------------------------------------------------------------------
$207,925,000    Total Investments--(Cost $203,606,139)--97.4%....................   $165,378,435    $50,709,376     216,087,811
 ===========    ---------------------------------------------------------------------------------------------------------------

                        PRO FORMA FINANCIAL INFORMATION

                                                                                       NUVEEN        FLAGSHIP       PRO FORMA
 PRINCIPAL                                                                             MARKET         MARKET          MARKET
   AMOUNT                                  DESCRIPTION                                 VALUE           VALE           VALUE
-------------------------------------------------------------------------------------------------------------------------------
                TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES--1.4%
                New York City General Obligation, Variable Rate Demand Bonds:
$    900,000      3.450%, 8/15/05+...............................................   $    900,000    $        --    $    900,000
     800,000      3.400%, 8/15/20+...............................................        800,000             --         800,000
     835,000      3.300%, 8/01/22+...............................................        835,000             --         835,000
     600,000      3.450%, 8/15/22+...............................................        600,000             --         600,000
-------------------------------------------------------------------------------------------------------------------------------
$  3,135,000    Total Temporary Investments--1.4%................................   $  3,135,000    $        --       3,135,000
 ===========    ---------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities--1.2%..............................                                     2,701,787
                ---------------------------------------------------------------------------------------------------------------
                Net Assets--100%.................................................                                  $221,924,598
                ===============================================================================================================

 * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices and later dates.
** Ratings: Using the higher of Standard & Poor's or Moody's rating.
   N/R--Investment is not rated.
 + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                                                         ANNEX A

                             RATINGS OF INVESTMENTS

     STANDARD & POOR'S RATINGS GROUP -- A brief description of the applicable Standard & Poor's Ratings Group rating symbols and their meanings (as published by Standard & Poor's Corporation) follows:

     A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

    I.         Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
    II.        Nature of and provisions of the obligation;
    III.       Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

1.  Long-term municipal bonds

    AAA        Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
    AA         Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
    A          Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
    BBB        Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
    BB-D       Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
               The "CT" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or a minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

2.  Short-term tax exempt notes

     Standard & Poor's tax exempt note rates are generally given to such notes that mature in three years or less. The three rating categories are as follows:

    SP-1       Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.
    SP-2       Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.
    SP-3       Speculative capacity to pay principal and interest.

3.  Tax-exempt commercial paper

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 165 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

    A          Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.
    A-1        This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.
    A-2        Capacity for timely payment on issues with this designation is satisfactory.
               However, the relative degree of safety is not as high as for issues designated
               "A-1."
    A-3        Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
    B          Issues rated "B" are regarded as having speculative capacity for timely payment.
    C&D        These ratings indicate that the issue is either in default or expected to be in default upon maturity.

     MOODY'S INVESTORS SERVICE, INC. -- A brief description of the applicable Moody's Investor Service, Inc. rating symbols and their meanings follow:

1.  Long-term municipal bonds

     Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such issues. With the occasional exception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuations.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. These Aa bonds are high grade, their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as higher medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to A-rated bonds may be influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

     Baa -- Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments but certain protective elements may be lacking or may be characteristically unreliable of over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to change in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

     Ba-C -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Con. -- Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit status upon completion or construction elimination of basis of condition.

2. Short-term tax exempt notes

     SHORT-TERM NOTES. The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality . . . but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk but having protection . . . and not distinctly or predominantly speculative."

3. Tax-exempt commercial paper

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     FITCH INVESTORS SERVICE, INC. -- A brief description of the applicable Fitch Investors Service, Inc. rating symbols and their meanings follows:

1. Long-term municipal bonds

AAA              Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA               Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."
A                Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB              Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
                 Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
PLUS (+)         Plus and minus signs are used with a rating symbol to indicate the relative
MINUS (-)        position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.
NR               Indicates that Fitch does not rate the specific issue.
CONDITIONAL      A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.
SUSPENDED        A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.
WITHDRAWN        A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.
FITCHALERT       Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered.
                 FitchAlert is relatively short-term, and should be resolved within 12 months.
CREDIT TREND     Credit trend indicators show whether credit fundamentals are improving, stable, declining, or uncertain, as follows:
                 Improving
                 Stable
                 Declining
                 Uncertain
                 Credit trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert.

                                                                         ANNEX B
                                                                    May 31, 1996

                        NUVEEN MULTISTATE TAX-FREE TRUST
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information is not a prospectus. A prospectus may be obtained from certain securities representatives, banks and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Funds, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus, dated May 31, 1996.

                               TABLE OF CONTENTS

                                                                                             PAGE
                                                                                             ----
Fundamental Policies and Investment Portfolio..............................................
Management.................................................................................
Investment Adviser and Investment Management Agreement.....................................
Portfolio Transactions.....................................................................
Net Asset Value............................................................................
Tax Matters................................................................................
Performance Information....................................................................
Additional Information on the Purchase and Redemption of Fund Shares.......................
Distribution and Service Plan..............................................................
Independent Public Accountants and Custodian...............................................

     The audited financial statements for the fiscal year ended January 31, 1996 for the Nuveen New Jersey Tax-Free Value Fund, appearing in the Annual Report of Nuveen Multistate Tax-Free Trust are incorporated herein by reference. The audited financial statements for the Fund accompany this Statement of Additional Information.

                 FUNDAMENTAL POLICIES AND INVESTMENT PORTFOLIO

FUNDAMENTAL POLICIES

     The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

          (1) Invest in securities other than Municipal Obligations and temporary investments, as those terms are defined in the Prospectus;

          (2) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States government, its agencies and instrumentalities or to the investment of 25% of such Fund's assets;

          (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so;

          (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets;

          (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information;

          (6) Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting;

          (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security;

          (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information;

          (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations;

          (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

          (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information;

          (12) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years;

          (13) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

          (14) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "illiquid" securities (such as non-negotiable CDs) and securities without readily available market quotations;

          (15) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

     For the purpose of applying the limitations set forth in paragraphs (2) and
(12) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

     Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of a Fund's assets that may be invested in securities insured by any single insurer. It is a fundamental policy of each Fund, which cannot be changed without the approval of the holders of a majority of shares of such Fund, that a Fund will not hold securities of a single bank, including securities backed by a letter of credit of such bank, if such holdings would exceed 10% of the total assets of such Fund.

     The foregoing restrictions and limitations, as well as the Funds' policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

     The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

     Nuveen Multistate Tax-Free Trust (the "Trust") is an open-end diversified management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by such matter.

PORTFOLIO SECURITIES

     As described in the Prospectus, each Fund invests primarily in a diversified portfolio of Municipal Obligations that are issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax. Municipal Obligations in which each Fund will primarily invest are issued by that Fund's respective state and local authorities in that state, and bear interest that, in the opinion of bond counsel to the issuer, is exempt from federal income tax and from personal income tax imposed by the respective state.

     The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's or S&P, except that a Fund may not invest more than 20% of its net assets in unrated bonds and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes.

     As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Each Fund will seek to minimize the special risks associated with such securities by not investing more than 10% of its assets in lease obligations that contain non-appropriation clauses, and by only investing in those nonappropriation leases where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required. Lease obligations provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

     Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

PORTFOLIO TRADING AND TURNOVER

     Each Fund will make changes in its investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. A Fund may also engage to a limited extent in short-term trading consistent with its investment objective, but a Fund will not trade securities solely to realize a profit. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold, but a Fund will not engage in trading solely to recognize a gain. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. A Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, each Fund's annual portfolio turnover rate is generally not expected to exceed 50%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable, and therefore, a Fund's annual portfolio turnover rate may exceed 50% in particular years depending upon market conditions. The portfolio turnover rates for the fiscal years ended January 31, 1996 and 1995, respectively, were 5% and 29% for the Arizona Fund, 21% and 4% for the Florida Fund, 17% and 35% for the Maryland Fund, 33% and 35% for the Michigan Fund, 39% and 32% for the New Jersey Fund, 52% and 74% for the Pennsylvania Fund and 42% and 40% for the Virginia Fund.

WHEN-ISSUED SECURITIES

     As described in the Prospectus, each Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Fund will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. A Fund will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Fund reserves the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. A Fund commonly engages in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed delivery transactions in order to manage its operations more effectively.

SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL OBLIGATIONS OF DESIGNATED STATES

     As described in the Prospectus, except for investments in temporary investments, each of the Funds will, at all times, invest all of its net assets in its respective state's Municipal Obligations. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents.

FACTORS PERTAINING TO ARIZONA

     As described above, except to the extent the Arizona Fund invests in temporary investments, the Arizona Fund will invest substantially all of its net assets in Arizona Municipal Obligations. The Arizona Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Arizona Municipal Obligations. The information set forth below is derived from official statements prepared in connection with the issuance of Arizona Municipal Obligations and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of The State of Arizona (the "State"). This information has not been independently verified.

     There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of Arizona Municipal Obligations held in the portfolio of the Arizona Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

     General Economic Conditions. Arizona is the nation's sixth largest state in terms of area. Arizona's main economic/employment sectors include services, tourism and manufacturing. Mining and agriculture are also significant, although they tend to be more capital than labor intensive. Services is the single largest economic sector. Many of these jobs are directly related to tourism.

     The unemployment rate in Arizona for 1995 was 5.1% and for 1994 was 6.3% compared to a national rate of 5.6% in 1995 and 6.1% in 1994. Job growth may be adversely affected by the closing of a major air force base near Phoenix.

     Budgetary Process. Arizona operates on a fiscal year beginning July 1 and ending June 30. Fiscal year 1996 refers to the year ending June 30, 1996.

     Total General Fund revenues of $4.5 billion are expected during fiscal year 1996. Approximately 47% of this budgeted revenue comes from sales and use taxes, 35% from income taxes (both individual and corporate) and 4% from property taxes. All taxes total approximately $4.1 billion, or 92% of the General Fund revenues. Non-tax revenue includes items such as income from the state lottery, licenses, fees and permits, and interest.

     For fiscal year 1995, the budget called for expenditures of approximately $4.7 billion. These expenditures fell into the following major categories: education (52%), health and welfare (24%), protection and safety (4%), general government (15%) and inspection and regulation, natural resources, transportation and other (6%). The State's general fund expenditures for fiscal year 1996 are budgeted at approximately $4.5 billion. Fiscal year 1996's proposed expenditures fall into the following major categories: education (52%), health and welfare (23%),

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protection and safety (4%), general government (15%) and inspection and regulation, natural resources, transportation and other (6%). For fiscal year 1997, a general fund budget of $4.77 billion has been adopted.

     Most or all of the Arizona Municipal Obligations are not obligations of the State of Arizona and are not supported by the State's taxing powers. The particular source of payment and security for each of the Arizona Municipal Obligations is detailed in the instruments themselves and in related offering materials. There can be no assurances with respect to whether the market value or marketability of any of the Arizona Municipal Obligations issued by an entity other than the State of Arizona will be affected by financial or other conditions of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the State, are subject to limitations imposed by Arizona's Constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the State legislature cannot appropriate revenues in excess of 7% of the total personal income of the State in any fiscal year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

     Local governments have experienced many of the same fiscal difficulties for many of the same reasons and, in several cases, have been prevented by Constitutional limitations on bonded indebtedness and declining assessed property values from securing necessary funds to undertake street, utility and other infrastructure expansions, improvements and renovations in order to meet the need of rapidly increasing populations. Maricopa County, Arizona has encountered financial difficulties related to declines in assessed property values and budgetary deficits and its general obligation bonds have received rating downgrades. Maricopa County, Arizona is analyzing various budget options to deal with its existing deficit.

     Although most of the Arizona Municipal Obligations are revenue obligations of local governments or authorities in the State, there can be no assurance that the fiscal and economic conditions referred to above will not affect the market value or marketability of the Arizona Municipal Obligations or the ability of the respective obligors to pay principal of and interest on the Arizona Municipal Obligations when due.

     On July 21, 1994, the Arizona Supreme Court rendered its opinion in Roosevelt Elementary School District Number 66, et al v.c. Dianne Bishop, et al (the "Roosevelt Opinion"). In this opinion, the Arizona Supreme Court held that the present statutory financing scheme for public education in the State of Arizona does not comply with the Arizona constitution. Subsequently, the Arizona School Boards Association, with the approval of the appellants and the appellees to the Roosevelt Opinion, and certain Arizona school districts, filed with the Arizona Supreme Court motions for clarification of the Roosevelt Opinion, specifically with respect to seeking prospective application of the Roosevelt Opinion. On July 29, 1994, the Arizona Supreme Court clarified the Roosevelt Opinion to hold that such opinion will have prospective effect only. The impact of the Roosevelt Opinion on Arizona school finances or budgets cannot be determined at this time.

     Taxpayers within another school district, Creighton Elementary School District No. 14 of Maricopa County, Arizona (the "Creighton District") have been granted a summary judgment by the Superior Court of Maricopa County on February 15, 1996, against the Creighton District to the effect that the outstanding principal amount of bonds theretofore issued by the Creighton District, together with premium received in connection with the issuance of such bonds, be treated as debt for constitutional and statutory debt limit purposes. A significant number of other Arizona school district have issued bonds with premiums and did not treat such premium as debt for purposes of applicable debt limitations. It is not known if the judgment against the Creighton District, when final, will result in similar applicability to other school districts or political subdivisions or will cause all or part of any premium to be subject to constitutional and statutory requirements other than debt limits, such as the requirement for voter authorization. Such judgment could potentially adversely impact the secondary market for Arizona school district bonds. Proposed legislation may affect the method of calculating outstanding debt and may affect the bonding capacity of all Arizona cities, towns, school districts and other political subdivisions.

     Certain other circumstances are relevant to the market value, marketability and payment of any hospital and health care revenue bonds in the Fund. The Arizona Legislature has in the past sought to enact health care cost control legislation. Certain other health care regulatory laws have expired. It is expected that the Arizona Legislature will at future sessions continue to attempt to adopt legislation concerning health care cost control and related regulatory matters. The effect of any such legislation or of the continued absence of any legislation restricting hospital bed increases and limiting new hospital construction on the ability of Arizona hospitals and other health care providers to pay debt service on their revenue bonds cannot be determined at this time.

     Arizona does not participate in the federally administered Medicaid program. Instead, the State administers an alternative program, AHCCCS, which provides health care to indigent persons meeting certain financial eligibility

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requirements through managed care programs. In fiscal year 1996, AHCCCS was financed approximately 61% by Federal funds, 28% by State funds and 11% by county funds.

     Under State law, hospitals retain the authority to raise rates with notification and review by, but not approval from, the Department of Health Services. Hospitals in Arizona have experienced profitability problems along with those in other states. At least two Phoenix based hospitals have defaulted on or reported difficulties in meeting their bond obligations during the past five years.

     Insofar as tax-exempt Arizona investor-owned public utility pollution control revenue bonds are concerned, the issuance of such bonds and the periodic rate increases needed to cover operating costs and debt service are generally subject to regulation by the Arizona Corporation Commission. On July 15, 1991, several creditors of Tucson Electric Power Company ("Tucson Electric") filed involuntary petitions under Chapter 11 of the U.S. Bankruptcy Code to force Tucson Electric to reorganize under the supervision of the bankruptcy court. On December 31, 1991, the Bankruptcy Court approved the utility's motion to dismiss the July petition after five months of negotiations between Tucson Electric and its creditors to restructure the utility's debt and other obligations. In December 1992, Tucson Electric announced that it had completed financial restructuring. In January 1993 Tucson Electric asked the Arizona Corporation Commission for a 9.3% average rate increase. The Arizona Corporation Commission approved a rate increase of 4.2%. Tucson Electric serves approximately 270,000 customers, primarily in the Tucson area. Inability of any regulated public utility to secure necessary rate increases could adversely affect, to an indeterminable extent, its ability to pay debt service on its pollution control revenue bonds.

FACTORS PERTAINING TO FLORIDA

     As described above, except to the extent the Florida Fund invests in temporary investments, the Florida Fund will invest substantially all of its net assets in Florida Municipal Obligations. The Florida Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Florida Municipal Obligations. The following information provides only a brief summary of some of the complex factors affecting the financial situation in Florida (the "State"). This information is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in Florida, some of which information is related to periods prior to the onset of the recent national recession, the effects of which are not necessarily reflected in the information. No independent verification has been made of the accuracy or completeness of the following information.

     There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of Florida Municipal Obligations held in the portfolio of the Florida Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

     State Economy. Florida's economy tracked the national economy through the recent national recession and subsequent recovery. While expected to decelerate in the near-term, the State's economy is predicted to continue to outperform the U.S. as a whole, driven by the service and trade sectors.

     Since 1985, the State's job creation rate was well over twice the rate for the nation as a whole. While the State's historically strong job growth rate weakened somewhat in the 1980's, the non-farm growth rate is projected at 3.2% in 1995-96, and 3.0% in 1996-97, reaching an average employment at the end of 1996-97 of 6.1 million. Trade and services account for more than half of total non-farm employment. Trade-related employment is expected to expand 3.4% in 1995-96 and 3.0% in 1996-97, while service sector employment is expected to increase 5.3% and 4.5% for the same periods. The State's unemployment rate is currently projected to be 5.9% in both 1995-96, and 1996-97.

     The State's economy has in the past been highly dependent on the construction industry and construction-related manufacturing. While this dependence has declined, construction remains an important sector. In 1995-96, single and multi-family housing starts are projected to reach a combined level of 117,500 units, but dropping to 108,900 in 1996-97.

     The important tourism sector is expected to decline 4.7% in 1995-96 although various important tourist destinations report recent growth. 4.3% growth is projected for 1996-97. In addition to lingering crime concerns, analysts have pointed to "product maturity" of a Florida vacation package, higher prices, and increasing competition from other resort areas to explain the recent decline.

     For 1994, the State's per capita personal income of $21,677 was slightly below the national average of $21,809, but significantly ahead of that for the southeastern United States, which was $19,649. Real personal income per

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capita is expected to increase 2.9% in 1995-1996 and 1.9% in 1996-97 while real personal income is expected to grow 4.7% in 1995-96 and 3.8% in 1996-97.

     State Budget. In fiscal year 1994-95, approximately 66% of the State's total direct revenue to its operating funds was derived from State taxes, with Federal grants and other special revenue accounting for the balance. State sales and use tax, corporate income tax, intangible personal property tax and beverage tax amounted to 67%, 7%, 4% and 4%, respectively, of total receipts by the General Revenue Fund during fiscal 1994-95. In that same year, expenditures for education, health and welfare and public safety amounted to 49%, 32% and 11%, respectively, of total expenditures from the General Revenue Fund. At the end of fiscal 1994, $6.1 billion in principal amount of debt secured by the full faith and credit of the State was outstanding. As of March 22, 1996, Florida's outstanding full faith and credit obligations totalled approximately $7.3 billion.

     1995-96 fiscal year. Currently estimated available revenues (estimated revenues, plus the balance forwarded from 1994-95, transfers from other accounts and other miscellaneous amounts) are approximately $15.3 billion, an increase of 3.3% over comparable 1994-95 figures. Estimated (revised) revenues of approximately $14.5 billion represent an increase of 6.5% over comparable 1994-95 figures. Total effective appropriations for 1995-96 are $14.8 billion, an increase of 3.5% over comparable 1994-95 figures.

     1996-97 fiscal year. Preliminary estimated available revenues are now set at $16 billion, an increase of 4.5% over comparable 1995-96 figures. Governor Chiles has proposed his fiscal 1997-98 budget at $39.6 billion, without new tax revenue. This represents a 1.0% increase over 1995-96. A supplemental budget recommendation from the Governor has withdrawn approximately $58 million in increased business fees included in the earlier proposal.

     Revenue Generating Measures. Florida's Constitution allows the issuance of full faith and credit bonds generally only upon approval of the electorate and in an aggregate amount not exceeding 50% of the State's total tax revenues for the preceding two years. A number of exceptions to the election requirement have been enacted, allowing the issuance of full faith and credit bonds in addition to a primary pledge of a separately identifiable revenue source for certain uses such as road and bridge projects, education and environmental facilities and projects.

     In 1987, the State Legislature passed a major revenue enhancement bill resulting in the largest tax increase in State history. In order to balance the budget, as required by the State's Constitution, a 5% sales tax was imposed on nearly all services sold or used in the State. However, the tax was challenged by numerous national groups and repealed, effective January 1, 1988. At the same time the tax was replaced by a one cent ($.01) increase, from 5% to 6%, in the general sales tax on goods and rentals. The one cent ($.01) increase became effective February 1, 1988. The sales and use tax currently accounts for the State's single largest source of tax receipts. For the fiscal year ended June 30, 1995, sales and use tax receipts (exclusive of the tax on gasoline and special fuels) totalled approximately $10.7 billion, an increase of approximately 6.0% from fiscal year 1993-94.

     In 1992, Florida voters approved a new constitutional amendment that limits homestead (residential) property tax increases to the lower of 3% per year or the increase in the consumer price index, until the next transfer of ownership of the property. The cap took effect January 1, 1994, and could have an adverse effect on local revenues, which are largely dependent on the property tax for operating funds. Whether this measure will have any adverse effect on municipal obligations is not known at this time.

     In 1994, Florida voters approved another amendment to the Florida Constitution which will limit the rate of growth of general state revenues beginning in 1995 to the growth rate of personal income in Florida. If more revenue is collected than permitted by the limit, the excess will be placed in the "Budget Stabilization Fund" unless, the Legislature decides otherwise by a two-thirds vote of both houses. The revenue limit is determined by multiplying the average annual growth rate in Florida personal income over the previous five years by the maximum amount permitted under the cap of the previous year. The amendment does not limit the imposition of any tax nor does it repeal any existing tax levy. It also has no direct impact on local taxation, but it may affect the sharing of state revenues with local governments.

     Another 1994 Florida constitutional amendment limits the application of the "single subject" requirement used by the courts to test citizen initiative constitutional proposals. Under the amendment, citizens' initiatives seeking to limit the ability of government to increase taxes or otherwise raise revenue are exempt from the single-subject restriction of the Florida Constitution. This amendment will probably encourage further efforts to limit and cap the government's revenue generating power.

     In 1988, the State began its own lottery. State law requires that lottery revenues be distributed 50% to the public in prizes, 38% for use in enhancing education, and the balance, 12%, to retailers as commission for their services and for administration of the lottery. While Florida's lottery remains in the top five state lotteries, annual

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ticket sales have flattened at slightly less than $2.2 billion; sales rose slightly in 1994-95 to approximately $2.19 billion. Education has been receiving in excess of $800 million per year from lottery sales.

     Litigation. Currently under litigation are several issues relating to State actions or State taxes that put at risk substantial amounts of General Revenue Fund monies. Accordingly, there is no assurance that the resolution of any of such matters, individually or in the aggregate, will not have a material adverse effect on the State's financial position. This discussion omits any case for which the State's estimate of exposure is less than $50 million.

     The Florida Supreme Court recently declared unconstitutional the $295 "impact fee" on cars purchased out of state and registered in Florida. Void from its inception in 1990, the total cost to the state is estimated to be in excess of $180 million in real dollars being refunded plus losses of estimated revenue collections through the next fiscal year.

     The State recently settled virtually all pending lawsuits challenging certain premium taxes imposed on certain motor vehicle service agreement companies. The one remaining case is estimated to have a potential refund exposure of approximately $150 million.

     A challenge to the Florida intangible tax law, which currently raises over $783 million per year, was recently resolved by a per curiam affirmance by the United States Supreme Court of a Florida court decision upholding the tax. Other challenges to that tax, involving refund claims in excess of $25 million for later years, are now proceeding.

     The State was challenged on its imposition of a gross receipts tax on hospitals. The trial court denied the plaintiffs' refund request and upheld the tax. An appeal is pending. The Florida Agency for Health Care Administration has now calculated the cost to the State of an unfavorable result as approximately $116 million.

     The State has been involved in litigation relating to the implementation of a Department of Health and Rehabilitative Services computer system. While the trial court's dismissal of DHRS' motion to dismiss was pending appeal, the parties jointly submitted the case to a Special Master, who recommended against DHRS. If the appeal by DHRS is unsuccessful, the exposure to the State, including accrued interest, is estimated at $50 million.

     The constitutionality of the Public Medical Assistance Trust Fund's annual assessment on revenue of certain out-patient facilities has been challenged. An unfavorable outcome could expose the State to refund claims estimated at $70 million.

     State Bond Rating. The State maintains a bond rating of Aa and AA from Moody's and S&P, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility or other revenue source from which such series derives funds for repayment. See "Investment Objectives and Policies -- Municipal Obligations." It should also be noted that the creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default. At least one analyst has predicted that various fiscal factors, including over-reliance on tourism, aging population, high crime rate, and an unrealistic tax system, will combine to cause a drop in these ratings to the A level by the end of the decade.

     Other Issuers of Florida Municipal Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

FACTORS PERTAINING TO MARYLAND

     As described above, except to the extent the Maryland Fund invests in temporary investments, the Maryland Fund will invest substantially all of its net assets in Maryland Municipal Obligations. The Maryland Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Maryland Municipal Obligations. The following information provides only a brief summary of some of the complex factors affecting the financial situation in Maryland (the "State") and is derived principally from official statements dated on or before February 14, 1996, relating to issues of State obligations and does not purport to be a complete description generally available to investors. No independent verification has been made of the accuracy or completeness of any of the following information.

     There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of Maryland

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Municipal Obligations held in the portfolio of the Maryland Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

     The State and Its Economy. Maryland encompasses a geographic land area of 9,837 square miles and ranks 42nd among the 50 states in size. According to the Maryland Office of Planning, Maryland's population in 1994 was 5,006,265, reflecting an increase of 4.7% from the 1990 Census. Maryland's population is concentrated in urban areas; the eight counties and Baltimore City located in the Baltimore and Washington Corridor contain 37.4% of the State's land area and 82.3% of its population.

     After enjoying rapid economic growth in the 1980's, Maryland has experienced declining rates of growth in the 1990's. Total personal income in Maryland grew at annual rates between 6.2% and 10.9% in each of the years 1980 through 1990, but grew at a rate of 3.1% in 1991, 4.4% in 1992, 4.0% in 1993 and 4.9% in 1994. Similarly, per capita income, which had grown at rates no lower than 4.7% for the period from 1980 to 1990, grew at a rate of 1.8% in 1991, 3.2% in 1992, 3.0% in 1993 and 3.9% in 1994. Unemployment in Maryland peaked in 1982 at 8.5%, then decreased steadily to a low of 3.7% in 1989. By 1991, unemployment had increased to 5.9%, and increased further to 6.6% in 1992 before falling to 6.2% in 1993 and further falling to 5.1% in 1994.

     Retail sales in Maryland grew by 5.4% in 1990, decreased by 2.1% in 1991, rebounded mildly by 0.3% in 1992 and further increased by 6.2% in 1993 and 9.6% in 1994, versus nationwide growth of 4.9%, 0.6%, 5.2%, 6.3% and 7.8% in such years, respectively.

     Services (including mining), wholesale and retail trade, government, and manufacturing (primarily printing and publishing, food and kindred products, instruments and related products, industrial machinery, electronic equipment, and chemical and allied products) are the leading areas of employment in the State of Maryland. In contrast to the nation as a whole, more people in Maryland are employed in government and services (50.8% in Maryland compared to 44.9% nationwide) than in manufacturing (8.3% in Maryland compared to 16.1% nationwide) (8.5% versus 19.9% in 1993). Between 1974 and 1994, total manufacturing wages and salary employment in Maryland decreased 29.7%, while total non-manufacturing wages and salary employment increased 58.6%.

     The State's total expenditures for the fiscal years ending June 30, 1993, June 30, 1994 and June 30, 1995 were approximately $11.8 billion, $12.3 billion and $13.5 billion, respectively. As of February 14, 1996, it was estimated that total expenditures for fiscal year 1996 would be approximately $14.6 billion. The original appropriation for expenditures in fiscal year 1996 is approximately $14.4 billion. The State's General Fund, representing approximately 55%-60% of each year's total budget, had an unreserved surplus on a budgetary basis of $10.5 million in fiscal year 1993, an unreserved surplus of $60 million in fiscal year 1994 and an unreserved surplus of $132.5 million in fiscal year 1995. When the fiscal year 1996 budget was enacted, it was estimated that the general fund unreserved surplus on a budgetary basis at June 30, 1996 would be approximately $7.8 million; as of February 14, 1996 it was estimated that the unreserved surplus in the general fund at June 30, 1996 will be $1 million. In addition, on December 12, 1995 the Board of Revenue Estimates lowered the estimate of fiscal year 1996 general fund revenues by $92 million. To address this shortfall, the Governor has proposed to reduce fiscal year 1996 appropriations by $26 million and to simultaneously obtain additional moneys for the general fund from other available sources. The State Constitution mandates a balanced budget.

     On January 17, 1996, the Governor submitted his proposed fiscal year 1997 budget to the General Assembly. The Budget includes $2.9 billion in aid to local governments (reflecting a $121.5 million increase in funding over 1996 that provides for substantial increases in education, health, and police aid), and $77 million in general fund deficiency appropriations for fiscal year 1996. Based on the proposed 1997 Executive Budget, it is estimated that the general fund surplus on a budgetary basis at June 30, 1997 will be approximately $0.5 million. In addition, it is estimated that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 1997 will be $538 million.

     State-level Municipal Obligations. The State of Maryland and its various political subdivisions issue a number of different kinds of Municipal Obligations, including general obligation bonds supported by tax collections, revenue bonds payable from certain identified tax levies or revenue streams, conduit revenue bonds payable from the repayment of certain loans to authorized entities such as hospitals and universities, and certificates of participation in tax-exempt municipal leases.

     The State of Maryland issues general obligation bonds, which are payable from ad valorem property taxes. The State Constitution prohibits the contracting of State debt unless the debt is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt has been paid. The State also enters into lease-purchase agreements,

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participation interests in which are often sold publicly as individual securities. These obligations are subject to annual appropriation by the General Assembly.

     As of March of 1996, the State's general obligation bonds were rated Aaa by Moody's, AAA by S&P, and AAA by Fitch Investors Service, Inc. ("Fitch"). There can be no assurance that these ratings will continue.

     The Maryland Department of Transportation issues Consolidated Transportation Bonds, which are payable out of specific excise taxes, motor vehicle taxes and corporate income taxes, and from the general revenues of the Department. Issued to finance highway, port, transit, rail or aviation facilities, as of March of 1996, these bonds were rated Aa by Moody's, AA by S&P and AA by Fitch. The Maryland Transportation Authority, a unit of the Department, issues its own revenue bonds for transportation facilities, which are payable from certain highway, bridge and tunnel tolls. These bonds were rated A1 by Moody's and A+ by S&P as of March of 1996. There can be no assurance that these ratings will continue.

     Other State agencies which issue Municipal Obligations include the Maryland Stadium Authority, which has issued bonds payable from sports facility lease revenues and certain lottery revenues, the Maryland Water Quality Financing Administration, which issues bonds to provide loans to local governments for wastewater control projects, the Community Development Administration of the Department of Housing and Community Development, which issues mortgage revenue bonds for housing, the Maryland Environmental Service, which issues bonds secured by the revenues from its various water supply, wastewater treatment and waste management projects, and the various public institutions of higher education in Maryland (which include the University of Maryland System, Morgan State University, Baltimore City Community College and St. Mary's College of Maryland) which issue their own revenue bonds. None of these bonds constitute debts or pledges of the full faith and credit of the State of Maryland. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

     In addition, the Maryland Health and Higher Educational Facilities Authority and the Maryland Industrial Development Financing Authority issue conduit revenue bonds, the proceeds of which are lent to borrowers eligible under relevant state and federal law. These bonds are payable solely from the loan payments made by borrowers, and their credit quality varies with the financial strengths of the respective borrowers.

     Municipal Obligations of Maryland Local Governments. Maryland has 24 geographical subdivisions, comprised of 23 counties plus the independent City of Baltimore, which functions much like a county. Some of the counties and the City of Baltimore operate pursuant to the provisions of codes of their own adoption, while others operate pursuant to State-approved charters and State statutes. Maryland counties and the City of Baltimore receive most of their revenues from ad valorem taxes on real and personal property, individual income taxes, transfer taxes, miscellaneous taxes and aid from the State. Their expenditures include public safety, public works, health, public welfare, court and correctional services, education and general governmental costs.

     The economic factors affecting the State, as discussed above, also have affected the counties and the City of Baltimore. In addition, reductions in State aid caused by State budget cuts have caused the local governments to trim expenditures and, in some cases, raise taxes.

     According to recent available ratings, general obligation bonds of Montgomery County (abutting Washington, D.C.) are rated Aaa by Moody's and AAA by S&P. Prince George's County, also in the Washington, D.C. suburbs, issues general obligation bonds rated Aa by Moody's and AA- by S&P, while Baltimore County, a separate political subdivision surrounding the City of Baltimore, issues general obligation bonds rated Aaa by Moody's and AAA by S&P. The City of Baltimore's general obligation bonds are rated A1 by Moody's and A by S&P. The other counties in Maryland which are rated by Moody's all have general obligation bond ratings of A or better from Moody's, except for Allegany County, the bonds of which are rated Baa by Moody's. The Washington Suburban Sanitary District, a bi-county agency providing water and sewerage services in Montgomery and Prince George's Counties, issues general obligation bonds rated Aa1 by Moody's and AA by S&P as of March of 1996. Additionally, some of the large municipal corporations in Maryland (such as the cities of Rockville and Annapolis) have issued general obligation bonds. There can be no assurance that these ratings will continue.

     Other Issuers of Maryland Municipal Obligations. Many of Maryland's counties have established subsidiary agencies with bond issuing powers, such as housing authorities, parking revenue authorities and industrial development authorities. In addition, all Maryland municipalities have the authority under State law to issue conduit revenue bonds payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

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FACTORS PERTAINING TO MICHIGAN

     As described above, except to the extent the Michigan Fund invests in temporary investments, the Michigan Fund will invest substantially all of its net assets in Michigan Municipal Obligations. The Michigan Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Michigan Municipal Obligations. The information set forth below is derived from official statements prepared in connection with the issuance of Michigan Municipal Obligations and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of The State of Michigan (the "State"). This information has not been independently verified.

     There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on state or local government finances generally, will not adversely affect the market value of Michigan Municipal Obligations held in the portfolio of the Michigan Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

     Economy. The principal sectors of the State's economy are manufacturing of durable goods (including automobile and office equipment manufacturing), tourism and agriculture. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing. In 1960, employment in such industry accounted for 33% of the State's workforce. This figure fell to 17% by 1994. However, manufacturing (including auto-related manufacturing) continues to be an important part of the State's economy. These industries are highly cyclical. This factor could adversely affect the revenue streams of the State and its political subdivisions because of its impact on tax sources, particularly sales taxes, income taxes and single business taxes.

     Historically, the average monthly unemployment rate in the State has been higher than the average figures for the United States. For 1994, however, the average monthly unemployment rate in the State was 5.9% as compared to a national average of 6.1%, and for 1995, the average annual unemployment rate in the State was 5.3% as compared to a national average of 5.6%.

     Budget. The budget of the State is a complete financial plan and encompasses the revenues and expenditures, both operating and capital outlay, of the State's General Fund and special revenue funds. The budget is prepared on a basis consistent with generally accepted accounting principles (GAAP). The State's fiscal year begins on October 1 and ends September 30 of the following year. Under State law, the executive budget recommendations for any fund may not exceed the estimated revenue thereof, and an itemized statement of estimated revenues in each operating fund must be contained in an appropriation bill as passed by the State Legislature, the total of which may not be less than the total of all appropriations made from the fund for that fiscal year. The State Constitution provides that proposed expenditures from and revenues of any fund must be in balance and that any prior year's surplus or deficit in any fund must be included in the succeeding year's budget for that fund.

     The State Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal of and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of State personal income in the prior calendar year or the average thereof in the prior three calendar years, whichever is greater. The State may raise taxes in excess of the limit in emergency situations.

     The State finances its operations through the State's General Fund and special revenue funds. The General Fund receives revenues of the State that are not specifically required to be included in the special revenue funds. Approximately 59% of General Fund revenues are obtained from the payment of State taxes and approximately 41 percent are obtained from federal and non-tax revenue sources. Tax revenues credited to the General Fund includes the State's personal income tax, single business tax, use tax, and approximately 15% of sales tax collections. In addition the State levies various other taxes. Approximately one-half of total General Fund expenditures have been made by the State's Department of Education and Department of Social Services. Other significant expenditures from the General Fund provide funds for law enforcement, general State government, debt service and capital outlays.

     Despite modest surpluses in the three preceding fiscal years, the State ended fiscal years 1989-90 and 1990-91 with negative balances of $310.3 million and $169.4 million, respectively. This negative balance had been eliminated as of the end of fiscal year 1991-92 which ended September 30, 1992. The State ended fiscal year 1992-93 with a balance of $26 million after transfer of $282.6 million to the Counter-Cyclical Budget and Economic Stabilization Fund described below. The State ended fiscal year 1993- 94 with a $460.2 million surplus which was transferred to the Counter-Cyclical Budget and Economic Stabilization Fund described below. The State's preliminary results for

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fiscal year 1994-95 indicate an $84.5 million surplus, $56.8 million of which will be transferred to the Counter-Cyclical Budget and Economic Stabilization Fund described below.

     The State budget for the 1995-96 fiscal year, which began on October 1, 1995, was passed by the State Legislature in June 1995. This budget passed by the State Legislature totaled $8,438.6 million from General Fund/general purpose revenues. The Governor vetoed $45.7 million of these appropriations and the Legislature has adopted supplemental appropriations of $30.8 million.

     The State also maintains the Counter-Cyclical Budget and Economic Stabilization Fund ("BSF") which accumulates balances during years of significant economic growth and which may be utilized during periods of budgetary shortfalls. The unreserved balance for the BSF for the 1990-91 fiscal year end was $182.2 million, for the 1991-92 fiscal year end was $20.1 million, for the 1992-93 fiscal year end was $303.4 million and for the 1993-94 fiscal year end was $775.5 million. The accrued balance of the BSF as of September 30, 1995 is estimated to be $1,003.2 million.

     Debt. The State Constitution limits State general obligation debt to (i) short-term debt for State operating purposes which must be repaid in the same fiscal year in which it is issued and which cannot exceed 15% of the undedicated revenues received by the State during the preceding fiscal year, (ii) short and long term debt unlimited in amount for the purpose of making loans to school districts and (iii) long term debt for voter-approved purposes.

     The State has issued and has outstanding general obligation full faith and credit bonds for water resources, environmental protection program, recreation program and school loan program purposes totalling, as of September 30, 1995, approximately $706 million. In November 1988 the State's voters approved the issuance of $800 million of general obligation bonds for environmental protection and recreational purposes; of this amount approximately $275 million remains to be issued. The State issued $900 million in general obligation notes on February 20, 1996 which will mature on September 30, 1996.

     Other Issuers of Michigan Municipal Obligations. There are a number of agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from obligations backed by the full faith and credit of the State.

     Ratings. Currently the State's general obligation bonds are rated Aa by Moody's, AA by S&P and AA by Fitch Investors Service, Inc.

     Litigation. The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. The ultimate disposition of these proceedings is not determinable.

     Property Tax and School Finance Reform. The State Constitution limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

     On August 19, 1993, the Governor signed into law Act 145, Public Acts of Michigan, 1993 ("Act 145"), a measure which would have significantly impacted financing of primary and secondary school operations and which has resulted in additional property tax and school finance reform legislation. Act 145 would have exempted all property in the State of Michigan from millage levied for local and intermediate school districts operating purposes, other than millage levied for community colleges, effective July 1, 1994. In order to replace local property tax revenues lost as a result of Act 145, the State Legislature, in December 1993, enacted several statutes which address property tax and school finance reform.

     The property tax and school finance reform measures included a ballot proposal which was approved by the voters on March 15, 1994. Effective May 1, 1994, the State sales and use tax was increased from 4% to 6%, the State income tax was decreased from 4.6% to 4.4%, the cigarette tax was increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price was imposed on certain other tobacco products. A 0.75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a state property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. The ability of school districts to levy property taxes for school operating purposes has been partially restored. A local school board will, with voter approval, be able to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes, on non-homestead property and nonqualified agricultural property. The adopted ballot proposal contained additional provisions regarding the ability of local school districts to levy taxes as well as a limit on assessment

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increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under the adopted ballot proposal, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

     The adopted ballot proposal contained a system of financing local school operating costs relying upon a foundation allowance amount which may vary by district based upon historical spending levels. State funding will provide each school district an amount generally equal to the difference between its foundation allowance and the amount of revenues it could generate if it levied certain local property taxes at the maximum rate authorized by state law. Local school districts will also be entitled to levy supplemental property taxes to generate additional revenues if their foundation allowance is less than their historical per pupil expenditures. The adopted ballot proposal also contained provisions which allow for the levy of a limited number of enhancement mills on regional and local school district bases.

     The adopted ballot proposal shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

FACTORS PERTAINING TO NEW JERSEY

     As described above, except to the extent the New Jersey Fund invests in temporary investments, the New Jersey Fund will invest substantially all of its net assets in New Jersey Municipal Obligations. The New Jersey Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of New Jersey Municipal Obligations. The following information provides only a brief summary of some of the complex factors affecting the financial situation in New Jersey (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in New Jersey. No independent verification has been made of the accuracy or completeness of any of the following information.

     There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of New Jersey Municipal Obligations held in the portfolio of the New Jersey Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

     The State and Its Economy. The State is the ninth largest state in population and the fifth smallest in land area. With an average of 1,062 people per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Historically, New Jersey's average per capita income has been well above the national average, and in 1994 the State ranked second among the states in per capita personal income ($27,742).

     The New Jersey Economic Policy Council, a statutory arm of the New Jersey Department of Commerce and Economic Development, has reported in New Jersey Economic Indicators, a monthly publication of the New Jersey Department of Labor, Division of Labor Market and Demographic Research, that in 1988 and 1989 employment in New Jersey's manufacturing sector failed to benefit from the export boom experienced by many Midwest states and the State's service sectors, which had fueled the State's prosperity since 1982, lost momentum. In the meantime, the prolonged fast growth in the State in the mid 1980s resulted in a tight labor market situation, which has led to relatively high wages and housing prices. This means that, while the incomes of New Jersey residents are relatively high, the State's business sector has become more vulnerable to competitive pressures.

     The onset of the national recession (which officially began in July 1990 according to the National Bureau of Economic Research) caused an acceleration of New Jersey's job losses in construction and manufacturing. In addition, the national recession caused an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to an estimated 6.6% in April 1996, which is greater than the national average of 5.4% in April 1996.

     Because some sectors will lag due to continued excess capacity, employers even in rebounding sectors can be expected to remain cautious about hiring until they become convinced that improved business will be sustained, and certain firms will continue to merge or downsize to increase profitability. Economic recovery is likely to be slow and uneven in New Jersey, with unemployment receding at a correspondingly slow pace.

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     Debt Service. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. As of June 30, 1995, there was a total authorized bond indebtedness of approximately $9.48 billion, of which $3.65 billion was issued and outstanding, $4.0 billion was retired (including bonds for which provision for payment has been made through the sale and issuance of refunding bonds) and $1.83 billion was unissued. The debt service obligation for such outstanding indebtedness is $466.3 million for fiscal year 1996.

     New Jersey's Budget and Appropriation System. The State operates on a fiscal year beginning July 1 and ending June 30. At the end of fiscal year 1989, there was a surplus in the State's general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made) of $411.2 million. At the end of fiscal year 1990, there was a surplus in the general fund of $1.0 million. At the end of fiscal year 1991, there was a surplus in the general fund of $1.4 million. New Jersey closed its fiscal year 1992 with a surplus in the general fund of $760.8 million, fiscal year 1993 with a surplus of $937.4 million, and fiscal year 1994 with a surplus of $926.0 million. It is estimated that New Jersey closed its fiscal year 1995 with a surplus of $569 million.

     In order to provide additional revenues to balance future budgets, to redistribute school aid and to contain real property taxes, on June 27, 1990, and July 12, 1990, Governor Florio signed into law legislation which was estimated to raise approximately $2.8 billion in additional taxes (consisting of $1.5 billion in sales and use taxes and $1.3 billion in income taxes), the biggest tax hike in New Jersey history. There can be no assurance that receipts and collections of such taxes will meet such estimates.

     The first part of the tax hike took effect on July 1, 1990, with the increase in the State's sales and use tax rate from 6.0% to 7.0% and the elimination of exemptions for certain products and services not previously subject to the tax, such as telephone calls, disposable paper products (which has since been reinstated), soaps and detergents, janitorial services, alcoholic beverages and cigarettes. At the time of enactment, it was projected that these taxes would raise approximately $1.5 billion in additional revenue. Projections and estimates of receipts from sales and use taxes, however, have been subject to variance in recent fiscal years.

     The second part of the tax hike took effect on January 1, 1991, in the form of an increased state income tax on individuals. At the time of enactment, it was projected that this increase would raise approximately $1.3 billion in additional income taxes to fund a new school aid formula, a new homestead rebate program and state assumption of welfare and social services costs. Projections and estimates of receipts from income taxes, however, have also been subject to variance in recent fiscal years. Under the legislation, income tax rates increased from their previous range of 2.0% to 3.5% to a new range of 2.0% to 7.0%, with the higher rates applying to married couples with incomes exceeding $70,000 who file joint returns, and to individuals filing single returns with incomes of more than $35,000.

     The Florio administration had contended that the income tax package would help reduce local property tax increases by providing more state aid to municipalities. Under the income tax legislation the State assumed approximately $289.0 million in social services costs that previously were paid by counties and municipalities and funded by property taxes. In addition, under the new formula for funding school aid, an extra $1.1 billion was proposed to be sent by the State to school districts beginning in 1991, thus reducing the need for property tax increases to support education programs.

     Effective July 1, 1992, the State's sales and use tax rate decreased from 7% to 6%. Effective January 1, 1994, an across-the-board 5% reduction in the income tax rates was enacted and effective January 1, 1995, further reductions ranging from 1% up to 10% in income tax rates took effect.

     On June 30, 1995, Governor Whitman signed the New Jersey Legislature's $16.0 billion budget for fiscal year 1996. The balanced budget, which includes $541 million in surplus, is $300 million more than the 1995 budget. Whether the State can achieve a balanced budget depends on its ability to enact and implement expenditure reductions and to collect estimated tax revenues.

     Litigation. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are cases challenging the following: the funding of teachers' pension funds, the adequacy of Medicaid reimbursement for hospital services, the hospital assessment authorized by the Health Care Reform Act of 1992, various provisions, and the constitutionality, of the Fair Automobile Insurance Reform Act of 1990, the State's role in a consent order concerning the

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construction of a resource facility in Passaic County, actions taken by the
Bureau of Securities against an individual, the State's actions regarding alleged chromium contamination of State-owned property in Hudson County, the issuance of emergency redirection orders and a draft permit by the Department of Environmental Protection and Energy, refusal of the State to share with Camden County federal funding the State recently received for disproportionate share hospital payments made to county psychiatric facilities, and the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection and Energy. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.

     At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. In addition, at any given time, there are various numbers of contract claims against the State and State agencies seeking recovery of monetary damages. The State is unable to estimate its exposure for these claims.

     Debt Ratings. For many years prior to 1991, both Moody's and S&P had rated New Jersey general obligation bonds Aaa and AAA, respectively. On July 3, 1991, however, S&P downgraded New Jersey general obligation bonds to AA+. On June 4, 1992, S&P placed New Jersey general obligation bonds on CreditWatch with negative implications, citing as its principal reason for its caution the denial by the federal government of New Jersey's request for $450 million in retroactive Medicaid payments for psychiatric hospitals. These funds were critical to closing a $1 billion gap in the State's $15 billion budget for fiscal year 1992 which ended on June 30, 1992. Under New Jersey state law, the gap in the budget must be closed before the new budget year began on July 1, 1992. S&P suggested the State could close fiscal year 1992's budget gap and help fill fiscal year 1993's hole by a reversion of $700 million of pension contributions to its general fund under a proposal to change the way the State calculates its pension liability.

     On July 6, 1992, S&P reaffirmed its AA+ rating for New Jersey general obligation bonds and removed the debt from its CreditWatch list, although it stated that New Jersey's long-term financial outlook was negative. S&P was concerned that the State was entering fiscal year 1993 with only a $26 million surplus and remained concerned about whether the State economy would recover quickly enough to meet lawmakers' revenue projections. It also remained concerned about the recent federal ruling leaving in doubt how much the State was due in retroactive Medicaid reimbursements and a ruling by a federal judge, now on appeal, of the State's method for paying for uninsured hospital patients. However, on July 27, 1994, S&P announced that it was changing the State's outlook from negative to stable due to a brightening of the State's prospects as a result of Governor Whitman's effort to trim spending and cut taxes, coupled with an improving economy. S&P reaffirmed its AA+ rating at the same time.

     On August 24, 1992, Moody's downgraded New Jersey general obligation bonds to Aa1, stating that the reduction reflected a developing pattern of reliance on nonrecurring measures to achieve budgetary balance, four years of financial operations marked by revenue shortfalls and operating deficits, and the likelihood that serious financial pressures would persist. On August 5, 1994, Moody's reaffirmed its Aa1 rating, citing on the positive side New Jersey's broad-based economy, high income levels, history of maintaining a positive financial position and moderate (albeit rising) debt ratios, and, on the negative side, a continued reliance on one-time revenues and a dependence on pension-related savings to achieve budgetary balance.

     There can be no assurance that these ratings will continue.

     Other Issuers of New Jersey Municipal Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

FACTORS PERTAINING TO PENNSYLVANIA

     As described above, except to the extent the Pennsylvania Fund invests in temporary investments, the Pennsylvania Fund will invest substantially all of its net assets in Pennsylvania Municipal Obligations. The Pennsylvania Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Pennsylvania Municipal Obligations. Without intending to be complete, the following briefly summarizes some of these difficulties and the current financial situation, as well as some of the complex factors affecting the financial situation in the Commonwealth of Pennsylvania (the "Commonwealth" or "Pennsylvania"). It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in

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the Commonwealth. No independent verification has been made of the accuracy or completeness of the following information.

     Prospective investors should consider the financial difficulties and pressures which the Commonwealth and certain of its municipal subdivisions have undergone. Both the Commonwealth and the City of Philadelphia have historically experienced significant revenue shortfalls. There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of Pennsylvania Municipal Obligations held in the portfolio of the Pennsylvania Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

     State Economy. Pennsylvania has been historically identified as a heavy-industry state although that reputation has changed recently as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. The major new sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, accounting for more than $3.6 billion in crop and livestock products annually while agribusiness and food related industries support $39 billion in economic activity annually.

     Employment within the Commonwealth increased steadily from 1984 to 1990. From 1991 to 1994, employment in the Commonwealth declined 1.2%. The change in employment experienced in the Commonwealth during such periods is comparable to the change in employment in the Middle Atlantic region of the United States. Non-manufacturing employment in the Commonwealth has increased steadily since 1980 to its 1994 level of 82.0% of total Commonwealth employment. Manufacturing, which contributed 18.0% of 1994 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1994, the services sector accounted for 29.9% of all non-agricultural employment in the Commonwealth while the trade sector accounted for 22.9%.

     The Commonwealth recently experienced a slowdown in its economy. Moreover, economic strengths and weaknesses vary in different parts of the Commonwealth. In general, heavy industry and manufacturing have been facing increasing competition from foreign producers. During 1995, the annual average unemployment rate in Pennsylvania was 5.9% compared to 5.6% for the United States. For January 1996 the unadjusted unemployment rate was 6.7% in the Commonwealth and 6.3% in the United States, while the seasonally adjusted unemployment rate for the Commonwealth was 6.1% and for the United States was 5.8%.

     State Budget. The Commonwealth operates under an annual budget that is formulated and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and
(iii) a financial plan for not less than the succeeding five fiscal years, including for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth's fiscal year begins on July 1 and ends on June 30.

     All funds received by the Commonwealth are subject to appropriation in specific amounts by the General Assembly or by executive authorization by the Governor. Total appropriations enacted by the General Assembly may not exceed the ensuing year's estimated revenues, plus (less) the unappropriated fund balance (deficit) of the preceding year, except for constitutionally authorized debt service payments. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery
Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund if not spent or encumbered by the end of the fiscal year. The Constitution specifies that a surplus of operating funds at the end of a fiscal year must be appropriated for the ensuing year.

     Pennsylvania uses the "fund" method of accounting for receipts and disbursements. In the Commonwealth, over 150 funds have been established by legislative enactment or in certain cases by administrative action for the purpose of recording the receipt and disbursement of monies received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures

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enacted by the General Assembly and approved by the Governor. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

     Financial information for the principal operating funds of the Commonwealth are maintained on a budgetary basis of accounting, which is used for the purpose of ensuring compliance with the enacted operating budget. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP. Financial information is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

     Recent Financial Results. From fiscal 1984, when the Commonwealth first prepared its financial statements on a GAAP basis, through fiscal 1989, the Commonwealth reported a positive unreserved-undesignated fund balance for its governmental fund types at each fiscal year end. Slowing economic growth during 1990, leading to a national economic recession beginning in fiscal 1991, reduced revenue growth and increased costs of certain governmental programs and contributed to negative unreserved-undesignated fund balances at the end of the 1990 and 1991 fiscal years. The negative unreserved-undesignated fund balance was due largely to operating deficits in the General Fund and the State Lottery Fund during those fiscal years. Actions taken during fiscal 1992 to bring the General Fund back into balance, including tax increases and expenditure restraints, resulted in a $1.1 billion reduction to the unreserved-undesignated fund deficit for combined governmental fund types and a return to a positive fund balance. Financial performance continued to improve during the 1993 and 1994 fiscal years. The fund balance for the governmental fund types increased from $1,692.8 million on June 30, 1993, as restated, to $1,982.0 million on June 30, 1994, an increase of $289.2 million. An unreserved-undesignated fund balance of $334.7 million was recorded for fiscal 1994 year end.

     The Commonwealth experienced a $454 million General Fund deficit as of the end of its 1991 fiscal year. The deficit reflected higher than budgeted expenditures, below-estimate economic activity and growth rates of economic indicators and total tax revenue shortfalls below those assumed in the enacted budget. Rising demands on state programs caused by the economic recession, particularly for medical assistance and cash assistance programs, and the increased costs of special education programs and correction facilities and programs, contributed to increased expenditures in fiscal 1991, while tax revenues for the 1991 fiscal year were severely affected by the economic recession. Total corporation tax receipts and sales and use tax receipts during fiscal 1991 were, respectively, 7.3 percent and 0.9 percent below amounts collected during fiscal 1990. Personal income tax receipts also were affected by the recession but not to the extent of the other major General Fund taxes, increasing only 2.0 percent over fiscal 1990 collections. A number of actions were taken throughout the fiscal year by the Commonwealth to mitigate the effects of the recession on budget revenues and expenditures. The Commonwealth initiated a number of cost-saving measures, including the firing of 2,000 state employees, deferral of paychecks and reduction of funds to state universities, which resulted in approximately $871 million cost savings.

     Actions taken during fiscal 1992 to bring the General Fund budget back into balance, including tax increases and expenditure restraints, resulted in a $1.1 billion reduction for the unreserved-undesignated fund deficit for combined governmental fund types and a return to a positive fund balance. Total general fund revenues for fiscal 1992 were $14,516.8 million which is approximately 22 percent higher than fiscal 1991 revenues of $11,877.3 million due in large part to tax increases. The increased revenues funded substantial increases in education, social services and corrections programs. As a result of the tax increases and certain appropriation lapses, fiscal 1992 ended with an $8.8 million surplus after having started the year with an unappropriated balance deficit of $454 million.

     Fiscal 1993 closed with revenues higher than anticipated and expenditures approximately as projected, resulting in an ending unappropriated balance surplus of $242.3 million. A deduction in the personal income tax rate in July 1992 and the one-time receipt of revenues from retroactive corporate tax increases in fiscal 1992 were responsible, in part, for the low growth in fiscal 1993.

     Financial performance continued to improve during fiscal 1994. Commonwealth revenues during the 1994 fiscal year totaled $15,210.7 million, $38.6 million above the fiscal year estimate, and 3.9 percent over Commonwealth revenues during the 1993 fiscal year. The sales tax was an important contributor to the higher than estimated revenues. The strength of collections from the sales tax offset the lower than budgeted performance of the personal income tax that ended the 1994 fiscal year $74.4 million below estimate. The shortfall in the personal income tax was largely due to shortfalls in income not subject to withholding such as interest, dividends and other income. Expenditures, excluding pooled financing expenditures and net of all fiscal 1994 appropriation lapses, totaled

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$14,934.4 million representing a 7.2 percent increase over fiscal 1993 expenditures. Medical assistance and prisons spending contributed to the rate of spending growth for the 1994 fiscal year. The Commonwealth maintained an operating balance on a budgetary basis for fiscal 1994 producing a fiscal year ending unappropriated surplus of $335.8 million.

     Commonwealth revenues for the 1995 fiscal year were above estimate and exceeded fiscal year expenditures and encumbrances. Fiscal 1995 was the fourth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance. Prior to reserves for transfer to the Tax Stabilization Reserve Fund, the fiscal 1995 closing unappropriated surplus was $540.0 million, an increase of $204.2 million over the fiscal 1994 closing unappropriated surplus prior to transfers. Commonwealth revenues during the 1995 fiscal year were $459.4 million, 2.9 percent, above the estimate of revenues used at the time the 1995 fiscal year budget was enacted. Corporation taxes contributed $329.4 million of the additional receipts largely due to higher receipts from the corporate net income tax. Fiscal 1995 revenues from the corporate net income tax were 22.6 percent over collections in fiscal 1994 and include the effects of the reduction of the tax rate from 12.25 percent to 11.99 percent that became effective with tax years beginning on and after January 1, 1994. The sales and use tax and miscellaneous revenues also showed strong year-over-year growth that produced above-estimate revenue collections. Sales and use tax revenues were $5,526.9 million, $128.8 million above the enacted budget estimate and 7.9 percent over fiscal 1994 collections. Tax receipts from both motor vehicle and non-motor vehicle sales contributed to the higher collections. Miscellaneous revenue collections for fiscal 1995 were $183.5 million, $44.9 million above estimate and were largely due to additional investment earnings, escheat revenues and other miscellaneous revenues.

     Fiscal 1996 Budget. On June 30, 1995, the Governor signed a $16.2 billion general fund budget, an increase of approximately 2.7 percent over the total appropriations from Commonwealth revenues in the fiscal 1995 budget. The appropriations increase for fiscal 1996 is one of the lowest rates in recent years. Areas receiving the largest budgetary increases are medical assistance and basic education. In addition, the budget accelerated corporate net income tax rate reductions eliminated the inheritance tax paid by a surviving spouse on jointly owned property, and made other business tax reductions.

     Fiscal 1997 Budget. On February 6, 1996, the Governor submitted to the General Assembly his fiscal 1997 budget that proposes $31.761 billion in total spending including a $16.19 billion General Fund budget, a 0.2% decrease from the fiscal 1996 budget. The proposed fiscal 1997 budget represents the first time since 1970 that a Pennsylvania Governor has proposed a budget with less spending than the prior year. The proposed fiscal 1997 budget contains modest business tax reductions.

     Debt Limits and Outstanding Debt. The Constitution of Pennsylvania permits the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate outstanding debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and
(iv) tax anticipation notes payable in the fiscal year of issuance.

     Under the Pennsylvania Fiscal Code, the Auditor General is required annually to certify to the Governor and the General Assembly certain information regarding the Commonwealth's indebtedness. According to the February 29, 1996 Auditor General certificate, the average annual tax revenues deposited in all funds in the five fiscal years ended June 30, 1995 was approximately $17.7 billion, and, therefore, the net debt limitation for the 1996 fiscal year is $30.9 billion. Outstanding net debt totaled $3.9 billion at June 30, 1995, approximately equal to the net debt at June 30, 1994. At February 29, 1996, the amount of debt authorized to be issued, but not yet incurred was $16.5 billion.

     Outstanding general obligation debt totaled $5,045.4 million at June 30, 1995, a decrease of $30.4 million from June 30, 1994. Over the ten-year period ending June 30, 1995, total outstanding general obligation debt increased at an annual rate of 1.1 percent. Within the most recent five-year period, outstanding general obligation debt has grown at an annual rate of 1.7 percent.

     Debt Ratings. All outstanding general obligation bonds of the Commonwealth are rated AA- by S&P and A1 by Moody's.

     City of Philadelphia. The City of Philadelphia is the largest city in the Commonwealth with an estimated population of 1,585,577, according to the 1990 census. Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992 which have culminated in the City's present serious financial difficulties. In its 1992 Comprehensive Annual Financial Report, the City reported a cumulative general fund deficit of $71.4 million for fiscal year 1992.

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     In June 1991, the Pennsylvania legislature established the Pennsylvania
Intergovernmental Cooperation Authority ("PICA"), a five-member board to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. The legislation empowers PICA to issue notes and bonds on behalf of Philadelphia, and also authorizes Philadelphia to levy a one-percent sales tax, the proceeds of which would be used to pay off the bonds. In return for PICA's fiscal assistance, Philadelphia is required, among other things, to establish five-year financial plans that include balanced annual budgets. Under the legislation, if Philadelphia does not comply with such requirements, PICA may withhold bond revenues and certain state funding. At this time, the City is operating under a five-year fiscal plan approved by PICA on April 17, 1995. Technical modifications were made to that plan as of July 12, 1995 and the revised plan, incorporating such technical modifications, was approved by PICA on July 18, 1995. As of November 15, 1995, PICA has issued approximately $1,418.7 million of its Special Tax Revenue Bonds.

     No further PICA bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expires on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted.

     In January 1993, Philadelphia anticipated a cumulative general fund budget deficit of $57 million for the 1993 fiscal year. In response to the anticipated deficit, the Mayor unveiled a financial plan eliminating the budget deficit for the 1993 budget year through significant service cuts that included a plan to privatize certain city-provided services. Due to an upsurge in tax receipts, cost-cutting and additional PICA borrowings, Philadelphia completed the 1993 fiscal year with a balanced general fund budget. The audit findings for fiscal year 1993 show a cumulative general fund surplus of approximately $3 million for the fiscal year ended June 30, 1993.

     In January 1994, the Mayor proposed a $2.3 billion city general fund budget that included no tax increases, no significant service cuts and a series of modest health and welfare program increases. At that time, the Mayor also unveiled a $2.2 billion program (the "Philadelphia Economic Stimulus Program") designed to stimulate Philadelphia's economy and stop the loss of 1,000 jobs a month. In its 1994 Comprehensive Annual Financial Report, Philadelphia reported a cumulative general fund surplus of approximately $15.4 million for the fiscal year ended June 30, 1994, up from approximately $3 million as of June 30, 1993. Philadelphia's preliminary unaudited General Fund financial statements at June 30, 1995 project a surplus approximating $59.6 million.

     S&P's rating on Philadelphia's general obligation bonds is BBB-. Moody's rating is currently Baa.

     Litigation. The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations. The Commonwealth also faces tort claims made possible by the limited waiver of sovereign immunity effected by Act 152, approved September 28, 1978, as amended. Under Act 152, damages for any loss are limited to $250,000 per person and $1 million for each accident.

     Other Issuers of Pennsylvania Municipal Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the Commonwealth that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the Commonwealth.

FACTORS PERTAINING TO VIRGINIA

     As described above, except to the extent the Virginia Fund invests in temporary investments, the Virginia Fund will invest substantially all of its net assets in Virginia Municipal Obligations. The Virginia Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Virginia Municipal Obligations. Without intending to be complete, the following briefly summarizes some of these difficulties and the current financial situation, as well as some of the complex factors affecting the financial situation, in the Commonwealth of Virginia (the "Commonwealth" or "Virginia"). It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Virginia. No independent verification has been made of the accuracy or completeness of the following information.

     There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of Virginia Municipal Obligations held in the portfolio of the Virginia Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

     The Commonwealth's financial condition is supported by a broad-based economy, including manufacturing, tourism, agriculture, ports, mining and fisheries. Manufacturing continues to be a major source of employment, ranking behind only services, wholesale and retail trade, and government (federal, state and local). Defense activity is an important component of Virginia's economy. The Commonwealth accounted for 9.6 percent of all military and civilian U.S. Department of Defense (DOD) employees and ranked first in per capita defense spending in federal fiscal year 1994, while ranking second in total defense spending. Northern Virginia and the Hampton Roads area accounted for 91.5 percent of DOD employment in Virginia in 1994. However, for federal fiscal year 1994, total DOD employment in Virginia decreased 2.2 percent from the previous year and can be expected to continue to decline as previously announced base closures are implemented and the military downsizes.

     Economic growth continued in fiscal year 1995, mimicking neither the boom of the late 1980's nor the 1990-1991 recession. Personal income continued to rise in real terms during the first three quarters of the fiscal year but at only 1.1 percent in the first quarter of calendar year 1995. Employment continued to give brighter news and unemployment dropped to 4.7 percent compared to the national rate of 5.7 percent. While recent decisions by large private firms to locate or expand in Virginia provide encouragement, additional company downsizings and defense cutbacks have now been joined by the prospect of major cuts in federal employment as threats to the Commonwealth's economic health.

     Personal income figures for Virginia have generally followed national trends. Changes in the Commonwealth personal income were generally higher than the U.S. figures in the 1980's. Since then, the Commonwealth and the nation have grown at similar rates. Virginia's per capita income of $22,501 for 1994 was 104 percent of the national figure, as in the previous two years. At 106 percent of the South Atlantic region's per capita income for both 1993 and 1994, the ratio remains lower than at any other time since 1980.

     Virginia's nonagricultural employment has also reflected that of the national economy. For fiscal year 1994 Virginia's nonagricultural employment rose 2.3 percent, as did U.S. employment; however, the rate of growth was less than the Commonwealth's 2.9 percent rate for the previous year. Total nonagricultural employment for Virginia in June 1995 was a record high. During the 1980's, the Commonwealth growth rate outpaced the nation, but since then it has been close to the national average. The South Atlantic region continued to outpace Virginia in growth of nonagricultural employment and seemed to be widening the gap.

     The unemployment picture brightened in Virginia in fiscal year 1995. For the first 10 months of 1994, Virginia's unemployment rate of 5 percent was 21 percent below the national average of 6.3 percent. Virginia's unemployment rate has typically been one of the lowest in the nation, largely as a result of the balance found in Virginia's economy, and has remained consistently below the national rate. Rates of unemployment in excess of 9 percent were found in southwest Virginia where mining jobs have been lost and the lowest unemployment rates were seen in the Northern Virginia, Charlottesville and Richmond areas at under 4 percent.

     Employment trends in Virginia have varied from sector to sector. The growth patterns were similar to those in fiscal year 1994. Employment grew in seven of ten sectors. This past fiscal year's growth was led by a 6.3 percent employment jump in the construction sector and 5.4 percent in services. Federal civilian employment slipped 2.3 percent, the result of continued defense cutbacks and an effort to downsize. The drop in mining employment accelerated to 9.8 percent from 7.7 percent in the previous year. Manufacturing has lost 25,100 jobs during the five-year period beginning in 1991, emphasizing dramatic evidence of the shift to a service economy from a goods-producing one. Employment trends also varied among regions. All of the Commonwealth's metropolitan statistical areas showed increased employment from fiscal year 1994 to fiscal year 1995, ranging from .7 percent to 4.3 percent, with most employment increases being experienced in metropolitan areas.

     While Virginia has nearly completed an economic recovery from the 1990-91 recession, its period of eclipsing national and South Atlantic regional economic outcomes may be over. In both measures of income and particularly of employment the South Atlantic region seems to be gaining. Virginia continues to lead the U.S. as a whole in per capita income but no longer exceeds the nation in year-to-year changes in income and level of employment. The implementation of announced defense cutbacks, the duration of the period of economic growth, and the impact of potential cuts in federal spending are continuing sources of concern. Dependence of Virginia's international trade upon tobacco exports is worrisome for the long term. Growing interest in Virginia by major corporations as a site for new facilities is the brightest hope for the future of the state economy.

     The Commonwealth of Virginia has historically operated on a fiscally conservative basis and is required by its Constitution to have a balanced biennial budget. At the end of the June 30, 1995 fiscal year, the General Fund had an ending fund balance, computed on a budgetary cash basis, of $350.7 million, of which $151.6 million was in required reserves. $199.1 million of the general fund balance was designated for expenditure during the next fiscal

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
year, leaving no undesignated, unreserved fund balance. This is the first year since fiscal year 1991 that there has not been an undesignated fund balance at year end. Computed on a modified accrual basis in accordance with generally accepted accounting principles, the General Fund balance at the end of the fiscal year ended June 30, 1995, was negative $86.4 million, compared with a General Fund balance of $185.3 million at the end of the fiscal year ended June 30, 1994. The fiscal year 1995 deficit in the General Fund is the result of a settlement and subsequent ruling by the Virginia Supreme Court in the case of Harper v. Department of Taxation relating to the tax treatment of federal retirees' benefits.

     As of June 30, 1995, total debt of the Commonwealth aggregated $9.3 billion. Of that amount, $2.7 billion was tax-supported. Outstanding general obligation debt backed by the full faith and credit of the Commonwealth was $963 million at June 30, 1995. Of that amount, $524 million was also secured by revenue producing capital projects.

     The Virginia Constitution contains limits on the amount of general obligation bonds which the Commonwealth can issue. These limits are substantially in excess of current levels of outstanding bonds, and at June 30, 1995 would permit an additional total of approximately $6.0 billion of bonds secured by revenue-producing projects and approximately $6.1 billion of unsecured general obligation bonds for capital projects, with not more than approximately $1.0 billion of the latter to be issued in any four-year period. Bonds which are not secured by revenue-producing projects must be approved in a state-wide election.

     The Commonwealth of Virginia maintains a AAA bond rating from Standard & Poor's Corporation, Moody's Investors Service and Fitch Investors Service on its general obligation indebtedness, reflecting in part its sound fiscal management, diversified economic base and low debt ratios. There can be no assurances that these conditions will continue. Nor are these same conditions necessarily applicable to securities which are not general obligations of the Commonwealth. Securities issued by specific municipalities, governmental authorities or similar issuers may be subject to economic risks or uncertainties peculiar to the issuers of such securities or the sources from which they are to be paid, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the Commonwealth.

CONSIDERATIONS RELATING TO FINANCIAL FUTURES AND OPTION CONTRACTS

     As described in the Prospectus, each of the Funds may purchase and sell financial futures contracts, options on financial futures or related options for the purpose of hedging its portfolio securities against declines in the value of such securities, and to hedge against increases in the cost of securities the Fund intends to purchase. To accomplish such hedging, a Fund may take an investment position in a futures contract or in an option which is expected to move in the opposite direction from the position being hedged. Futures or options utilized for hedging purposes would either be based on an index of long-term Municipal Obligations (i.e., those with remaining maturities averaging 20-30 years) or relate to debt securities whose prices are anticipated by Nuveen Advisory to correlate with the prices of the Municipal Obligations owned by a Fund. The sale of financial futures or the purchase of put options on financial futures or on debt securities or indexes is a means of hedging against the risk that the value of securities owned by a Fund may decline on account of an increase in interest rates, and the purchase of financial futures or of call options on financial futures or on debt securities or indexes is a means of hedging against increases in the cost of the securities a Fund intends to purchase as a result of a decline in interest rates. Writing a call option on a futures contract or on debt securities or indexes may serve as a hedge against a modest decline in prices of Municipal Obligations held in a Fund's portfolio, and writing a put option on a futures contract or on debt securities or indexes may serve as a partial hedge against an increase in the value of Municipal Obligations a Fund intends to acquire. The writing of such options provides a hedge to the extent of the premium received in the writing transaction. Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Funds require that transactions in futures and options on futures be engaged in only for bona-fide hedging purposes, and that no such transactions may be entered into by a Fund if the aggregate initial margin deposits and premiums paid by that Fund exceeds 5% of the market value of the Fund's assets. A Fund will not purchase futures unless it has segregated cash, government securities or high grade liquid debt equal to the contract price of the futures less any margin on deposit, or unless the long futures position is covered by the sale of a put option. A Fund will not sell futures unless the Fund owns the instruments underlying the futures or owns options on such instruments or owns a portfolio whose market price may be expected to move in tandem with the market price of the instruments or index underlying the futures. In addition, each Fund is subject to the tax requirement that less than 30% of its gross income may be derived from the sale or disposition of securities held for less than three months. With respect to its engaging in transactions involving the purchase or writing of put and call options on debt securities or indexes, a Fund will not purchase such options if more than 5% of its assets would be invested in the premiums for such options, and it will only write "covered" or "secured" options, wherein the securities or cash required to be delivered upon exercise are held by a

                                      B-22

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Fund, with such cash being maintained in a segregated account. These requirements and limitations may limit a Fund's ability to engage in hedging transactions.

     Description of Financial Futures and Options. A futures contract is a contract between a seller and a buyer for the sale and purchase of specified property at a specified future date for a specified price. An option is a contract that gives the holder of the option the right, but not the obligation, to buy (in the case of a call option) specified property from, or to sell (in the case of a put option) specified property to, the writer of the option for a specified price during a specified period prior to the option's expiration. Financial futures contracts and options cover specified debt securities (such as U.S. Treasury securities) or indexes designed to correlate with price movements in certain categories of debt securities. At least one exchange trades futures contracts on an index designed to correlate with the long-term municipal bond market. Financial futures contracts and options on financial futures contracts are traded on exchanges regulated by the CFTC. Options on certain financial instruments and financial indexes are traded in securities markets regulated by the Securities and Exchange Commission. Although futures contracts and options on specified financial instruments call for settlement by delivery of the financial instruments covered by the contracts, in most cases positions in these contracts are closed out in cash by entering into offsetting, liquidating or closing transactions. Index futures and options are designed for cash settlement only.

     Risks of Futures and Options Transactions. There are risks associated with the use of futures contracts and options for hedging purposes. Investment in futures contracts and options involves the risk of imperfect correlation between movements in the price of the futures contract and options and the price of the security being hedged. The hedge will not be fully effective where there is imperfect correlation between the movements in the two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund will experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. Further, even where perfect correlation between the price movements does occur, a Fund will sustain a loss at least equal to the commissions on the financial futures transaction. To compensate for imperfect corrections, the Funds may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Funds may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

     Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contract can result in substantial unrealized gains or losses. Because the Funds will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Funds or decreases in the price of securities the Funds intend to acquire.

     The Funds expect to liquidate a majority of the financial futures contracts they enter into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. In such situations, if a Fund has sufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively and may expose the Fund to risk of loss. The Funds will enter into a futures position only if, in the judgment of Nuveen Advisory, there appears to be an actively traded secondary market for such futures contracts.

     The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved the daily limit on a number of consecutive trading days.

     The successful use of transactions in futures also depends on the ability of Nuveen Advisory to forecast the direction and extent of interest rate movements within a given time frame. To the extent these prices remain stable during the period in which a futures contract is held by a Fund or moves in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

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     The ability of each of the Funds to engage in transactions in futures contracts may be limited by the tax requirement that it have less than 30% of its gross income derived from the sale or other disposition of stock or securities held for less than three months. Gain from transactions in futures contracts will be taxable to a Fund's shareholders partially as short-term and partially as long-term capital gain.

TEMPORARY INVESTMENTS

     The Prospectus discusses briefly the ability of each Fund to invest a portion of its assets in federally tax-exempt or taxable "temporary investments." Temporary investments will not exceed 20% of any Fund's assets except when made for defensive purposes. The Funds will invest only in taxable temporary investments that are either U.S. Government securities or are rated within the highest grade by Moody's or S&P, and mature within one year from the date of purchase or carry a variable or floating rate of interest.

     The Funds may invest in the following federally tax-exempt temporary investments:

     Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

     Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

     Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

     While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and each Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

     The Funds may also invest in the following taxable temporary investments:

     U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

     -- Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

     -- Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

     -- Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

     U.S. Government Agencies Securities -- Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

     Certificates of Deposit (CDs) -- A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

     Commercial Paper -- Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

     Other Corporate Obligations -- The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

     Repurchase Agreements -- A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Funds might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Funds may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. A Fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

RATINGS OF INVESTMENTS

     The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

     The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

     Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from the Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

                                   MANAGEMENT

     The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has six trustees, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and four of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

                                          POSITIONS AND                           PRINCIPAL OCCUPATIONS
      NAME AND ADDRESS         AGE      OFFICES WITH TRUST                        DURING PAST FIVE YEARS
----------------------------  ------  ----------------------  --------------------------------------------------------------
Richard J. Franke*..........  64      Chairman of the         Chairman of the Board, Director and formerly President of John
  333 West Wacker Drive               Board and Trustee       Nuveen & Co. Incorporated; Chairman of the Board and Director,
  Chicago, IL 60606                                           formerly President, of Nuveen Advisory Corp.; Chairman of the
                                                              Board and Director of Nuveen Institutional Advisory Corp.
                                                              (since April 1990); Certified Financial Planner.
Timothy R. Schwertfeger*....  47      President and Trustee   Executive Vice President and Director of The John Nuveen
  333 West Wacker Drive                                       Company (since March 1992) and John Nuveen & Co. Incorporated;
  Chicago, IL 60606                                           Director of Nuveen Advisory Corp. (since 1992) and Nuveen
                                                              Institutional Advisory Corp. (since 1992).
Lawrence H. Brown...........  61      Trustee                 Retired (August 1989) as Senior Vice President of The Northern
  201 Michigan Avenue                                         Trust Company.
  Highwood, IL 60040
Anne E. Impellizzeri........  63      Trustee                 President and Chief Executive Officer of Blanton-Peale,
  3 West 29th Street                                          Institutes of Religion and Health (since December 1990); prior
  New York, NY 10001                                          thereto, Vice President of New York City Partnership (from
                                                              1987 to 1990).
Margaret K. Rosenheim.......  69      Trustee                 Helen Ross Professor of Social Welfare Policy, School of
  969 East 60th Street                                        Social Science Administration, University of Chicago.
  Chicago, IL 60637
Peter R. Sawers.............  63      Trustee                 Adjunct Professor of Business and Economics, University of
  22 The Landmark                                             Dubuque, Iowa; Adjunct Professor, Lake Forest Graduate School
  Northfield, IL 60093                                        of Management, Lake Forest, Illinois (since January 1992);
                                                              prior thereto, Executive Director, Towers Perin Australia
                                                              (management consultant); Chartered Financial Analyst;
                                                              Certified Management Consultant.
William M. Fitzgerald.......  32      Vice President          Vice President of Nuveen Advisory Corp. (since December 1995);
  33 West Wacker Drive                                        Assistant Vice President of Nuveen Advisory Corp. (from
  Chicago, Illinois 60606                                     September 1992 to December 1995), prior thereto Assistant
                                                              Portfolio Manager of Nuveen Advisory Corp. (from June 1988 to
                                                              September 1992).
Kathleen M. Flanagan........  49      Vice President          Vice President of John Nuveen & Co. Incorporated.
  333 West Wacker Drive
  Chicago, IL 60606
J. Thomas Futrell...........  40      Vice President          Vice President of Nuveen Advisory Corp.
  333 West Wacker Drive
  Chicago, IL 60606
Steven J. Krupa.............  38      Vice President          Vice President of Nuveen Advisory Corp.
  333 West Wacker Drive
  Chicago, IL 60606
Anna R. Kucinskis...........  50      Vice President          Vice President of John Nuveen & Co. Incorporated.
  333 West Wacker Drive
  Chicago, IL 60606
Larry W. Martin.............  44      Vice President and      Vice President (since September 1992), Assistant Secretary and
  333 West Wacker Drive               Assistant Secretary     Assistant General Counsel of John Nuveen & Co. Incorporated;
  Chicago, IL 60606                                           Vice President (since May 1993) and Assistant Secretary of
                                                              Nuveen Advisory Corp.; Vice President (since May 1993) and
                                                              Assistant Secretary (since January 1992) of Nuveen
                                                              Institutional Advisory Corp.; Assistant Secretary of The John
                                                              Nuveen Company (since February 1993).
O. Walter Renfftlen.........  56      Vice President and      Vice President and Controller of The John Nuveen Company
  333 West Wacker Drive               Controller              (since March 1992), John Nuveen & Co. Incorporated, Nuveen
  Chicago, IL 60606                                           Advisory Corp. and Nuveen Institutional Advisory Corp.
Thomas C. Spalding, Jr......  44      Vice President          Vice President of Nuveen Advisory Corp. and Nuveen
  333 West Wacker Drive                                       Institutional Advisory Corp.; Chartered Financial Analyst.
  Chicago, IL 60606
H. William Stabenow.........  61      Vice President and      Vice President and Treasurer of The John Nuveen Company (since
  333 West Wacker Drive               Treasurer               March 1992), John Nuveen & Co. Incorporated, Nuveen Advisory
  Chicago, IL 60606                                           Corp. and Nuveen Institutional Advisory Corp, (since January
                                                              1992).
James J. Wesolowski.........  45      Vice President and      Vice President, General Counsel and Secretary of The John
  333 West Wacker Drive               Secretary               Nuveen Company (since March 1992), John Nuveen & Co.
  Chicago, IL 60606                                           Incorporated, Nuveen Advisory Corp. and Nuveen Institutional
                                                              Advisory Corp.
Gifford R. Zimmerman........  39      Vice President and      Vice President (since September 1992), Assistant Secretary and
  333 West Wacker Drive               Assistant Secretary     Assistant General Counsel of John Nuveen & Co. Incorporated;
  Chicago, IL 60606                                           Vice President (since May 1993) and Assistant Secretary of
                                                              Nuveen Advisory Corp.; Vice President (since May 1993) and
                                                              Assistant Secretary (since January 1992) of Nuveen
                                                              Institutional Advisory Corp.

     Richard J. Franke, Timothy R. Schwertfeger and Margaret K. Rosenheim serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

     The trustees of the Trust are also directors or trustees, as the case may be, of 14 other Nuveen open-end fund portfolios and 53 Nuveen closed-end funds.

     The following table sets forth compensation paid by the Trust during the fiscal year ended January 31, 1996 to each of the trustees of the Trust. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                                                               TOTAL COMPENSATION
                                                                              AGGREGATE            FROM TRUST
                                                                             COMPENSATION       AND FUND COMPLEX
                                   NAME OF TRUSTEE                          FROM THE TRUST      PAID TO TRUSTEES
            --------------------------------------------------------------  --------------     -------------------
            Richard J. Franke.............................................      $    0                     0
            Timothy R. Schwertfeger.......................................           0                     0
            Lawrence H. Brown.............................................       1,873                55,500
            Anne E. Impellizzeri..........................................       1,873                63,000
            John E. O'Toole...............................................       1,695                47,000
            Margaret K. Rosenheim.........................................       1,971                62,322(1)
            Peter R. Sawers...............................................       1,873                55,500

---------------

(1) Includes $1,572 in interest earned on deferred compensation from prior years.

     Each trustee who is not affiliated with Nuveen or Nuveen Advisory receives a $45,000 annual retainer for serving as a director or trustee of all funds for which Nuveen Advisory serves as investment adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends. The annual retainer, fees and expenses are allocated among the funds for which Nuveen Advisory serves as investment adviser on the basis of relative net asset sizes. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen.

     On May 6, 1996, the officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of each Fund. The following table sets forth the percentage ownership of each person who, as of May 6, 1996, owns of record or is known by the Registrant to own of record or beneficially 5% or more of any class of each Fund's shares of the Trust.

             NAME OF FUND AND CLASS                          NAME AND ADDRESS OF OWNER              PERCENTAGE OF OWNERSHIP
------------------------------------------------  ------------------------------------------------  -----------------------
Arizona Fund
  Class A Shares................................  Smith Barney, Inc.                                           5.51
                                                  00154505634
                                                  388 Greenwich Street
                                                  New York, NY 10013
                                                  Donaldson Lufkin Jenrette                                   13.95
                                                  Securities Corporation Inc.
                                                  P.O. Box 2052
                                                  Jersey City, NJ 07303-9998
                                                  Merrill Lynch Pierce Fenner & Smith Inc. 97E76              13.11
                                                  Attn: Book Entry Dept.
                                                  4800 Deer Lake Dr. E. Fl. 3
                                                  Jacksonville, FL 32246-6484
Arizona Fund
  Class C Shares................................  Prudential Securities FBO                                   41.25
                                                  Janet Irving Itee
                                                  Janet Irving Trust
                                                  UA DTD 05/27/82
                                                  Sun City West, AZ 85375-5172
                                                  PaineWebber For The Benefit Of                              13.88
                                                  Elisabeth A. Lang
                                                  Sole & Separate Property
                                                  1453 W. Orchid Lane
                                                  Chandler, AZ 85224-8658

             NAME OF FUND AND CLASS                          NAME AND ADDRESS OF OWNER              PERCENTAGE OF OWNERSHIP
------------------------------------------------  ------------------------------------------------  -----------------------
                                                  Prudential Securities FBO                                    8.08
                                                  Mr. Evans Robert Woodhouse &
                                                  Mr. Elizabeth Biron Woodhouse
                                                  JT TEN
                                                  3138 N. 17th Dr
                                                  Phoenix, AZ 85015-5807
                                                  Leonidas K. Springer &                                      10.41
                                                  Beverly J. Springer
                                                  JT TEN WROS NOT TC
                                                  4720 W. Greenway Rd
                                                  Glendale, AZ 85306-3518
                                                  Erasno Ysasi TR                                              7.98
                                                  UA APR 07 95
                                                  FBO Erasmo Ysasi Trust
                                                  1754 E. Carson Rd.
                                                  Phoenix, AZ 85040-5747
                                                  Charles Schwab & Co Inc.                                    11.13
                                                  Special Custody Account For The Exclusive
                                                  Benefit Of Customers
                                                  Attn: Mutual Funds
                                                  101 Montgomery St
                                                  San Francisco, CA 94104-4122
Florida Fund
  Class A Shares................................  Merrill Lynch Pierce Fenner & Smith Inc. 97E80               5.65
                                                  Attn: Book Entry Dept.
                                                  4800 Deer Lake Dr. E. Fl. 3
                                                  Jacksonville, FL 32246-6484
Florida Fund
  Class C Shares................................  Roland C. White &                                           13.39
                                                  Arlene I. White
                                                  JT TEN WROS NOT TC
                                                  961 Tarrson Blvd.
                                                  Lady Lake, FL 32159-2363
                                                  PaineWebber For The Benefit Of                              10.59
                                                  Ronald M. Goldberg &
                                                  Rita E. Goldberg JTWROS
                                                  90 Congress Street
                                                  Milford, MA 01757-2076
                                                  PaineWebber For The Benefit Of                              12.47
                                                  Clarence W. Hebert
                                                  11 Hunthurst Circle
                                                  Worcester, MA 01602-2830
                                                  Norman Rudolph                                              13.51
                                                  1168 Lake Breeze Dr.
                                                  West Palm Beach, FL 33414-7945
                                                  PaineWebber For The Benefit Of                               6.44
                                                  Mary Rogers and
                                                  Pamela Anne Rogers JT WROS
                                                  3070 Wedgewood Blvd.
                                                  DelRay Beach, FL 33445-5748
                                                  Monica Hart &                                               35.85
                                                  Melissa J. Hart TR
                                                  UA HAR 23 83
                                                  Robert J. Hart Trust
                                                  251 Algiers Ave.
                                                  Fort Lauderdale, FL 33308-4434
                                                  Olmedo E. Villavicencio &                                    6.14
                                                  Elsa V. Villavicencio
                                                  JT TEN WROS NOT TC
                                                  8903 Glade Hill Rd.
                                                  Fairfax VA 22031-3221
Maryland Fund
  Class A Shares................................  NFSC FEBO #AIF-375349                                       15.20
                                                  Imelda J. Hall
                                                  4610 Col. Fenwick Place
                                                  Upper Marlboro, MD 20772
                                                  Merrill Lynch Pierce Fenner &                                6.02
                                                  Smith Inc. 97E83
                                                  Attn: Book Entry Dept.
                                                  4800 Deer Lake Dr. E. Fl. 3
                                                  Jacksonville, FL 32246-6484
Maryland Fund
  Class C Shares................................  NFSC FEBO # A1F-405744                                      47.31
                                                  Russell L. Jackson &
                                                  Carthelia L. Jackson
                                                  P.O. Box 256
                                                  Hughesville, MD 20637

             NAME OF FUND AND CLASS                          NAME AND ADDRESS OF OWNER              PERCENTAGE OF OWNERSHIP
------------------------------------------------  ------------------------------------------------  -----------------------
Maryland Fund
  Class R Shares................................  Merrill Lynch Pierce Fenner &                                5.99
                                                  Smith Inc. 97905
                                                  Attn: Book Entry Dept.
                                                  4800 Deer Lake Dr. E. Fl. 3
                                                  Jacksonville, FL 32246-6484
Michigan Fund
  Class A Shares................................  Donaldson Lufkin Jenrette                                    7.76
                                                  Securities Corporation Inc.
                                                  PO Box 2052
                                                  Jersey City, NJ 07303-9998
                                                  Diane E. Smith                                               5.56
                                                  2345 Heronwood Dr.
                                                  Bloomfield Hills, MI 48302-0835
                                                  The Ohio Company Cust                                        5.44
                                                  FBO E. E. Rucker
                                                  E. E. Rucker Living Trust
                                                  A/C 85-72878-1-7
                                                  155 E. Broad St.
                                                  Columbus, OH 43215-3609
Michigan Fund
  Class C Shares................................  Donaldson Lufkin Jenrette                                    7.72
                                                  Securities Corporation Inc.
                                                  PO Box 2052
                                                  Jersey City, NJ 07303-9998
                                                  William J. Donahue &                                         9.73
                                                  Linda S. Donahue
                                                  1835 S Walmont Rd.
                                                  Jackson, MI 49203-5267
                                                  Mildred T. Barkalow                                         10.53
                                                  7171 Camino Del Ray
                                                  Rockford, MI 49341
                                                  Gerald D. Alvord &                                          10.99
                                                  Shirley M. Alvord
                                                  JT TEN WROS NOT TC
                                                  1444 Neece Dr.
                                                  Muskegon, MI 49441-5790
                                                  Nicholas & Melody Liscomb TR                                 8.47
                                                  UA JUN 13 91
                                                  Liscomb Family Living Trust
                                                  434 W. Westwood Dr.
                                                  Adrian, MI 49221-1349
                                                  Mary L. Evans &                                              7.97
                                                  Leamon Evans &
                                                  Noah Shumpert
                                                  JT TEN WROS NOT TC
                                                  1163 Peachtree Dr.
                                                  Mount Morris, MI 48458-2833
                                                  Jane E. Boyles-Visel TR                                      9.99
                                                  UA JAN 25 93
                                                  Jane E. Boyles-Visel Trust
                                                  5975 Leland Rd.
                                                  Ann Arbor, MI 48105-9309
                                                  PaineWebber For The Benefit Of                              10.80
                                                  Frank Salucci &
                                                  Carol A. Salucci
                                                  JTWROS
                                                  4075 S. Pine Center
                                                  W. Bloomfield, MI 48323-3062
                                                  PaineWebber For The Benefit Of                               5.55
                                                  Ardis L. Chester &
                                                  Albert S. Chester
                                                  JTWROS
                                                  416 Saddle Lane
                                                  Grosse Pte. Woods, WI 48236-2729
New Jersey Fund
  Class A Shares................................  NFSC FEBO # AAR-452009                                       5.48
                                                  Olga Schadas
                                                  28 Madison Street
                                                  S. Bound Brook, NJ 08880
                                                  Nicholas A. Rao &                                            7.59
                                                  Catherine F. Rao
                                                  JT TEN WROS NOT TC
                                                  9 Harlin Ave W.
                                                  Edison, NJ 08820-3164

             NAME OF FUND AND CLASS                          NAME AND ADDRESS OF OWNER              PERCENTAGE OF OWNERSHIP
------------------------------------------------  ------------------------------------------------  -----------------------
                                                  Merrill Lynch Pierce Fenner &                                7.83
                                                  Smith Inc. 97E82
                                                  Attn: Book Entry Dept.
                                                  4800 Deer Lake Dr. E. Fl. 3
                                                  Jacksonville, FL 32246-6484
New Jersey Fund
  Class C Shares................................  Donaldson Lufkin Jenrette                                    6.00
                                                  Securities Corporation Inc.
                                                  P.O. Box 2052
                                                  Jersey City, NJ 07303-9998
                                                  William G. Osborne                                          26.37
                                                  c/o Aurachem Corp.
                                                  South 3R & Somerset St.
                                                  PO Box 471
                                                  Harrison, NJ 07029-0471
                                                  Alvin H. Frankel Agent For                                   9.33
                                                  Louise I. Grill
                                                  U/POA DTD Jun 17 94
                                                  601 Haddon Ave.
                                                  Collingswood, NJ 08108-3703
                                                  Prudential Securities FBO                                    5.69
                                                  Alfred T. Mattera &
                                                  Joanna Mattera JT TEN
                                                  3204 Wesley Ave.
                                                  Ocean City, NJ 08226-2045
                                                  Catherine Small &                                            5.81
                                                  Robert N. Small
                                                  JT TEN WROS NOT TC
                                                  1039 Bay Front Ave.
                                                  North Beach, MD 20714-9751
Pennsylvania Fund
  Class A Shares................................  Francis R. Gelnett                                           5.22
                                                  210 S. Market St.
                                                  Selinsgrove, PA 17870-1814
Pennsylvania Fund
  Class C Shares................................  Hani J. Tuffaha & Eihan H. Tuffaha                           5.61
                                                  JT TEN WROS NOT TC
                                                  25 Selkirk Rd.
                                                  Williamsport, PA 17701-1810
                                                  NFSC FEBO # OC8-421383                                      10.87
                                                  Ronald Piotrowski
                                                  103 South Brodhead Rd.
                                                  Aliquippa, PA 15001
                                                  George D. Hawthorne &                                        8.46
                                                  Barbara Ann Berline &
                                                  Virginia N. Hawthorne
                                                  JT TEN WROS NOT TC
                                                  2408 Linden Dr.
                                                  Allison Park, PA 15101-3454
Virginia Fund
  Class A Shares................................  Merrill Lynch Pierce Fenner &                               10.49
                                                  Smith Inc. 97E81
                                                  Attn: Book Entry Dept.
                                                  4800 Deer Lake Dr. E. Fl. 3
                                                  Jacksonville, FL 32246-6484
Virginia Fund
  Class C Shares................................  NFSC FEBO # A1F-435902                                      25.82
                                                  Richard U. Cogswell
                                                  350 S. Vandorn St.
                                                  Alexandria, VA 22304
                                                  Muriel S. Fleming &                                         11.06
                                                  David M. Fleming II
                                                  14303 Branderhill Woods Trl.
                                                  Midlothian, VA 23112-4171
                                                  Donaldson Lufkin Jenrette                                    8.10
                                                  Securities Corporation Inc.
                                                  PO Box 2052
                                                  Jersey City, NJ 07303-9998
                                                  John T. E. Cribb, Jr. &                                      5.28
                                                  Kirsten Brandt Cribb
                                                  JT TEN WROS NOT TC
                                                  712 N. Oakland St.
                                                  Arlington, VA 22203-2223

             NAME OF FUND AND CLASS                          NAME AND ADDRESS OF OWNER              PERCENTAGE OF OWNERSHIP
------------------------------------------------  ------------------------------------------------  -----------------------
                                                  Roberta K. Federici Tr.                                      6.06
                                                  UA APR 29 92
                                                  Roberta K. Federici
                                                  Revocable Trust
                                                  811 Bradford Ave.
                                                  Westfield, NJ 07090-3006
Virginia Fund
  Class R Shares................................  Merrill Lynch Pierce Fenner &                                6.64
                                                  Smith Inc. 979D8
                                                  Attn: Book Entry Dept.
                                                  4800 Deer Lake Dr. E. Fl. 3
                                                  Jacksonville, FL 32246-6484

             INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

     Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Management of the Funds" in the Prospectus.

     Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each Fund has agreed to pay an annual management fee at the rates set forth below:

                                     AVERAGE DAILY NET ASSET VALUE                            MANAGEMENT FEE
            --------------------------------------------------------------------------------  --------------
            For the first $125 million                                                         .5500 of 1%
            For the next $125 million                                                          .5375 of 1%
            For the next $250 million                                                          .5250 of 1%
            For the next $500 million                                                          .5125 of 1%
            For the next $1 billion                                                            .5000 of 1%
            For net assets over $2 billion                                                     .4750 of 1%

     In order to prevent total operating expenses (including Nuveen Advisory's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) from exceeding .75 of 1% of the average daily net asset value of any class of shares of each Fund for the fiscal year ended January 31, 1996, Nuveen Advisory agreed to waive all or a portion of its management fees or reimburse certain expenses of each Fund. For the last three fiscal years, the Funds paid net management fees to Nuveen Advisory as follows:

                                                                MANAGEMENT FEES NET OF EXPENSE
                                                                    REIMBURSEMENT PAID TO                 FEE WAIVERS AND
                                                                     NUVEEN ADVISORY FOR             EXPENSE REIMBURSEMENTS FOR
                                                                  THE YEAR ENDED JANUARY 31,         THE YEAR ENDED JANUARY 31,
                                                              ----------------------------------   ------------------------------
                                                                1994        1995         1996        1994       1995       1996
                                                              --------   ----------   ----------   --------   --------   --------
Arizona Fund................................................  $  5,394   $   37,557   $   32,670   $ 60,783   $ 51,152   $ 78,929
Florida Fund................................................   143,759      226,883      234,568     50,646     44,113     78,507
Maryland Fund...............................................   172,693      189,022      131,476     42,288     65,460    148,537
Michigan Fund...............................................    46,875       86,293       76,644     63,717     58,458     93,136
New Jersey Fund.............................................    85,065      156,717      152,929     61,303     54,105    115,121
Pennsylvania Fund...........................................   132,557      191,299      195,814     67,989     83,798    128,011
Virginia Fund...............................................   214,913      261,196      223,025     42,776     40,815    117,673
Total for all Funds.........................................   801,256    1,148,967    1,047,126    389,502    397,901    759,914

     Nuveen Advisory has agreed to continue its fee waivers and expense reimbursements through July 31, 1996, and it is anticipated that Nuveen Advisory will continue its fee waivers and expense reimbursements for some length of time thereafter. As discussed in the Prospectus, in addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

     Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter. Founded in 1898, Nuveen is the oldest and largest investment banking firm specializing in the underwriting and distribution of tax-exempt securities and maintains the largest research department in the investment banking community devoted exclusively to the analysis of municipal securities. In 1961, Nuveen began sponsoring the Nuveen Tax-Exempt Unit Trust and since that time has issued more than $36 billion in tax-exempt unit trusts, including over $12 billion in tax-exempt insured unit trusts. In addition, Nuveen open-end and closed-end funds held approximately $31 billion in tax-exempt securities under management as of the date of this Statement. Over 1,000,000 individuals have invested to date in Nuveen's tax-exempt funds and trusts. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 75% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries.

     Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Research Department, the largest in the investment banking industry devoted exclusively to tax-exempt securities. Nuveen's Research Department was selected in 1994 by Research & Ratings Review, a municipal industry publication, as one of the leading research teams in the municipal industry, based on an extensive industry-wide poll of portfolio managers, department heads and bond buyers. The Nuveen Research Department reviews more than $100 billion in tax-exempt bonds every year.

     The Funds, the other Nuveen funds, the Adviser, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

                             PORTFOLIO TRANSACTIONS

     Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of each Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

     The Funds expect that all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

     Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients, which may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

     Under the Investment Company Act of 1940, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of a Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

                                NET ASSET VALUE

     As stated in the Prospectus, the net asset value of the shares of each Fund will be determined separately for each class of a Fund's shares by The Chase Manhattan Bank, N.A., the Trust's custodian, as of 4:00 p.m. Eastern Time on each day on which the New York Stock Exchange (the "Exchange") is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

     In determining net asset value for each of the Funds, the Trust's custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which constitute a majority of the securities held by these Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

                                  TAX MATTERS

FEDERAL INCOME TAX MATTERS

     The following discussion of federal income tax matters is based upon the advice of Fried, Frank, Harris, Shriver & Jacobson, Washington, D.C., counsel to the Trust.

     As described in the Prospectus, each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, a Fund must derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities and (ii) certain options, futures, or forward contracts (the "short-short test"). Third, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

     As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed capital gains included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

     Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes. See "Fundamental Policies and Investment Portfolio; Portfolio Securities."

     Distributions by each Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares.(1) If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

     If any of the Funds engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

     Because the taxable portion of each Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

     Prior to purchasing shares in one of the Funds, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

---------------

(1) If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by each Fund (and received by the shareholders) on December 31.

     The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum marginal rate of 28%, while short-term capital gains and other ordinary income will be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

     All or a portion of a sales load paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales load pursuant to the reinvestment or exchange privilege. Any disregarded portion of such load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

     In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

     If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

     Among the requirements that a Fund must meet in order to qualify under Subchapter M in any year is that less than 30% of its gross income must be derived from the sale or other disposition of securities and certain other assets held for less than three months.

     Because the Funds may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in one of the Funds.

     Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

     In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

     Tax-exempt income, including exempt-interest dividends paid by the Fund, will be added to the taxable income of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

     The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Funds and their shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

STATE TAX MATTERS

     The following state tax information applicable to each Fund and its shareholders is based upon the advice of each Fund's special state tax counsel, and represents a summary of certain provisions of each state's tax laws presently in effect. These provisions are subject to change by legislative or administrative action, which may be applied retroactively to Fund transactions. You should consult your own tax adviser for more detailed information concerning state taxes to which you may be subject.

NUVEEN ARIZONA TAX-FREE VALUE FUND

     The following is based upon the advice of Chapman and Cutler, special state tax counsel to the Arizona Fund.

     Assuming that the Arizona Fund qualifies as a "regulated investment company" for federal income tax purposes under Subchapter M of the Code and that amounts so designated by the Arizona Fund to its shareholders qualify as "exempt-interest dividends" under Section 852(b)(5) of the Code, such exempt-interest dividends attributable to Arizona Municipal Obligations will be exempt from Arizona income tax when received by a shareholder of the Arizona Fund to the same extent as interest on the Arizona Municipal Obligations would be exempt from Arizona income tax if received directly by such shareholder. Other dividends by the Arizona Fund, including capital gain distributions, if any, or additional amounts includable in the gross income of the shareholders for federal income tax purposes (including gains realized upon the redemption or exchange of shares of the Fund) will be subject to Arizona income tax.

     Assuming that the Arizona Fund will be classified as a "diversified management company" under Section 5(b)(1) of the Investment Company Act of 1940 and registered as such thereunder, the Arizona Fund will be exempt from Arizona income tax.

     Interest on indebtedness incurred or continued by a shareholder in connection with the purchase or carrying of shares in the Arizona Fund will not be deductible for Arizona income tax purposes. Neither the Arizona Municipal Obligations purchased by the Arizona Fund nor the shares in the Arizona Fund owned by a shareholder will be subject to Arizona property taxes, sales or use taxes.

     Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

NUVEEN FLORIDA TAX-FREE VALUE FUND

     The following is based upon the advice of Baker & McKenzie, special state tax counsel to the Florida Fund.

     Florida does not impose an income tax on individuals. All corporate shareholders will be subject to Florida income taxation on (a) their apportioned share of the income characterized as business income of such shareholders under the Florida Income Tax Code ("Florida Code") realized by the Florida Fund and distributed to them notwithstanding the tax exempt character of the interest received from Florida Municipal Obligations under Section 103(a) of the Code or any other federal law and (b) on gains realized from a redemption or exchange of the Florida Fund shares to the extent characterized as business income. Only a corporate shareholder that has its commercial domicile in Florida will be taxable under the Florida Code on its respective share of the Florida Fund's capital gains and interest income that constitute nonbusiness income of such shareholder and that is distributed to it, and on gains realized from a redemption or exchange of the Florida Fund shares that constitute nonbusiness income. Certain trusts, excluding private and testamentary trusts, may be subject to the Florida corporate income tax.

     Neither the Florida Fund nor its shareholders will be subject to the Florida intangible personal property tax on Florida Municipal Obligations or the Shares of the Florida Fund, respectively, with respect to any calendar year so long as at the close of the preceding calendar year and on January 1 of the then current year, the Florida Fund's portfolio of assets consisted solely of Florida Municipal Obligations or other assets exempt from the Florida intangible personal property tax. If the Florida Fund holds any other types of assets on that date, then the entire value of the Fund's shares (except for the portion of the value of the shares attributable to U.S. Government Obligations) will be subject to the intangible personal property tax.

     Shares of the Florida Fund will be subject to Florida estate tax only if owned by Florida residents, certain natural persons not residents of Florida, or certain natural persons not residents of the United States. The Florida estate tax is limited, however, to the amount of the credit allowable under the applicable Federal Revenue Act (currently Section 2011 and in some cases Section 2102 of the Code) for state death taxes actually paid to the several states.

     For Florida state income tax purposes, the Florida Fund should not be liable for Florida corporate income tax imposed by the Florida Code so long as the Florida Fund does not have taxable nexus with Florida. Assuming that the Fund will not have an office or other place of business in Florida, nor any employees or salespersons in Florida, nor any tangible property in Florida, nor any private loans secured by a mortgage, deed of trust or other lien on real or tangible personal property there should be no taxable nexus with Florida for corporate income tax purposes. If there is taxable nexus with Florida, the Florida Fund's "taxable income" will be its investment company taxable income, increased by the excess of net long-term capital gains for the year over the amount of capital gain dividends attributable to the year.

     Shares of the Florida Fund will not be subject to the Florida ad valorem property tax or Florida sales and use tax, assuming the Florida Fund owns no Florida tangible property. The transfer of the Fund Shares will not be subject to the Florida Documentary Stamp Tax.

NUVEEN MARYLAND TAX-FREE VALUE FUND

     The following is based upon the advice of Venable, Baetjer and Howard, LLP, special state tax counsel to the Maryland Fund.

     As long as dividends paid by the Maryland Fund qualify as interest excludable under Section 103 of the Code and the Maryland Fund qualifies as a "regulated investment company" under the Code, the portion of exempt-interest dividends that represents interest received by the Maryland Fund on obligations
(a) of Maryland or its political subdivisions and authorities, or (b) of the United States or an authority, commission, instrumentality, possession or territory of the United States, will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Maryland Fund.

     Income earned on certain private activity bonds (which might be held by the Maryland Fund) will constitute a Maryland tax preference for individual shareholders.

     Interest received by the Maryland Fund on obligations issued by states other than Maryland, as well as any income earned on repurchase contracts, will be subject to Maryland state and local income taxes.

     Gain realized by the Maryland Fund from the sale or exchange of a bond issued by Maryland or a political subdivision of Maryland, will not be subject to Maryland state and local income taxes.

     Maryland has no general exemption provisions for capital gain which would be available to a shareholder of the Maryland Fund. Thus, capital gain dividends paid by the Maryland Fund to a shareholder (except for gain on bonds issued by Maryland or its political subdivisions), or gains realized by a shareholder from a redemption or exchange of these shares, will be subject to Maryland state and local income taxes.

     Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder of the Maryland Fund to purchase or carry shares of the Maryland Fund will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

     Any interest in the Fund owned by a Maryland resident upon death will be subject to Maryland estate tax and Maryland inheritance tax, subject to any available exemptions or credits allowed by law.

NUVEEN MICHIGAN TAX-FREE VALUE FUND

     The following is based upon the advice of Dickinson, Wright, Moon, Van Dusen & Freeman, special state tax counsel to the Michigan Fund. In rendering such advice, counsel has assumed that the Fund will qualify under Subchapter M of the Code as a regulated investment company and will satisfy the conditions which will cause Fund distributions to qualify as exempt-interest dividends to shareholders when distributed as intended.

     The Michigan Fund is not subject to tax under the Michigan income tax act, the Michigan single business tax act, the Michigan intangibles tax act, the Michigan city income tax act (which authorizes the only income tax ordinance that may be adopted by cities in Michigan), and under the law which authorizes a "first class" school district to levy an excise tax upon income.

     To the extent that an individual (and certain other Michigan Fund shareholders) receives distributions with respect to Michigan Fund shares that are derived from interest on Michigan Municipal Obligations, such distributions will be exempt from Michigan state and local income taxes and excluded from the taxable income base of the Michigan intangibles tax. Corporations and financial institutions are not subject to Michigan income tax and business corporations subject to the Michigan single business tax are not subject to the Michigan intangibles tax.

     For Michigan income tax purposes, the proportionate share of distributions from the Michigan Fund's net investment income derived from other than Michigan Municipal Obligations and from any short-term or long-term capital gains (whether received in cash or additional shares), together with any gain or loss realized when the shareholder redeems or exchanges shares of the Fund, will be included in Michigan taxable income.

     For Michigan intangibles tax purposes, the proportionate share of distributions from the Michigan Fund's net investment income derived from other than Michigan Municipal Obligations and from any short-term or long-term capital gains, will be included in the taxable income base of the Michigan intangibles tax, except that distributions from net investment income or capital gains reinvested in Michigan Fund shares are exempt from such tax.

     If the shareholder is subject to the Michigan single business tax (i.e., is engaged in a "business activity" and receives distributions derived from interest on Michigan Municipal Obligations) or the shareholder sells or exchanges shares of the Michigan Fund, such event may affect the adjusted tax base upon which the single business tax is computed. The taxation of business activities subject to the Michigan single business tax is complex and shareholders who receive distributions with respect to shares of the Michigan Fund held in connection with such individual, corporate or partnership business activities should consult with their tax advisors.

     To the extent a shareholder receives distributions from the Michigan Fund which are derived from interest on obligations of the United States or its agencies, possessions, or instrumentalities that are exempt from state taxation under federal law, such distributions will also be exempt from the Michigan income tax, the Michigan intangibles tax, the Michigan single business tax, and the Michigan city income tax act.

     Shares of the Michigan Fund will be subject to the Michigan estate tax if owned by a Michigan decedent at the date of death.

     The foregoing is a general, abbreviated summary of certain of the provisions of the applicable Michigan tax law as presently in effect as it directly governs the taxation of shareholders of the Michigan Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Michigan Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning Michigan tax matters.

NUVEEN NEW JERSEY TAX-FREE VALUE FUND

     The following is based upon the advice of Pitney, Hardin, Kipp & Szuch, special state tax counsel to the New Jersey Fund.

     The New Jersey Fund will qualify as a "qualified investment fund" if, for any calendar year in which a distribution is paid: (1) the New Jersey Fund has no investments, other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto; (2) at the close of each calendar quarter the New Jersey Fund has not less than 80% of the aggregate principal amount of all of its investments (excluding financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized by Section 851(b) of the Code, cash and cash items, which cash items shall include receivables) in New Jersey Municipal Obligations, United States obligations, or any other obligations the interest or gains on which is exempt from New Jersey Gross Income Tax pursuant to New Jersey law or federal law; and (3) the New Jersey Fund satisfies the certification and reporting requirements imposed by regulations promulgated by the New Jersey Division of Taxation. The New Jersey Fund intends to so qualify.

     Individual shareholders of the New Jersey Fund, including trusts and estates, who are subject to the New Jersey Gross Income Tax, will not be required to include in their New Jersey gross income distributions from the New Jersey Fund which the New Jersey Fund clearly identifies as directly attributable to interest or gains from New Jersey Municipal Obligations, obligations of the United States or any other obligations the interest or gains on which is exempt from New Jersey Gross Income Tax under New Jersey law or federal law, provided that the New Jersey Fund qualifies as a "qualified investment fund."

     Distributions to individual shareholders, including trusts and estates, who are subject to the New Jersey Gross Income Tax, attributable to interest or gains on municipal obligations issued by states other than New Jersey, including municipalities or authorities in such other states, or any other obligations the interest on which is not exempt from New Jersey Gross Income Tax pursuant to New Jersey law or federal law, will be included in the New Jersey Gross Income Tax as New Jersey gross income.

     Individual shareholders of the New Jersey Fund, including trusts and estates, who are subject to the New Jersey Gross Income Tax, will not be required to include in gross income net gains attributable to the redemption or exchange of New Jersey Fund shares provided that the New Jersey Fund qualifies as a "qualified investment fund." Any loss realized on such redemption or exchange may not be utilized to offset gains realized by such shareholder on the sale of assets the gain on which is subject to the New Jersey Gross Income Tax.

     Shares of the New Jersey Fund may be taxable upon the death of a shareholder who dies domiciled in New Jersey under the New Jersey Inheritance Tax Law or the New Jersey Estate Tax Law.

     If a shareholder is a corporation (including an S corporation) subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax, distributions of interest or gains, or both, from the New Jersey Fund will be includable in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing federal taxable income. Net gains derived by such corporation on the redemption or exchange of New Jersey Fund shares will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax.

NUVEEN PENNSYLVANIA TAX-FREE VALUE FUND

     The following is based upon the advice of Dechert Price & Rhoads, special state tax counsel to the Pennsylvania Fund.

     Shares of the Pennsylvania Fund are not subject to any of the personal property taxes presently in effect in Pennsylvania to the extent of that proportion of the Pennsylvania Fund represented by Pennsylvania Municipal

Obligations. The taxes referred to above include the County Personal Property Tax, the additional personal property taxes imposed on Pittsburgh residents by the School District of Pittsburgh and by the City of Pittsburgh. Shares of the Pennsylvania Fund may be taxable under the Pennsylvania inheritance and estate taxes.

     The proportion of interest income representing interest income from Pennsylvania Municipal Obligations received by the Fund and distributed to shareholders of the Pennsylvania Fund is not taxable under the Pennsylvania Personal Income Tax or under the Corporate Net Income Tax, nor will such interest be taxable under the Philadelphia School District Investment Income Tax imposed on Philadelphia resident individuals.

     The disposition by the Pennsylvania Fund of a Pennsylvania Municipal Obligation (whether by sale, exchange, redemption or payment at maturity), as well as the distribution of the proceeds of such disposition, will not constitute a taxable event to a shareholder under the Pennsylvania Personal Income Tax if the Pennsylvania Municipal Obligation was issued prior to February 1, 1994. Further, although there is no published authority on the subject, special Pennsylvania counsel is of the opinion that (i) a shareholder of the Pennsylvania Fund will not have a taxable event under the Pennsylvania state and local income taxes referred to in the preceding paragraph (other than the Corporate Net Income Tax) upon the redemption or exchange of his or her shares to the extent that the Pennsylvania Fund is then composed of Pennsylvania Municipal Obligations issued prior to February 1, 1994 and (ii) the dispositions by the Pennsylvania Fund of a Pennsylvania Municipal Obligations (whether by sale, exchange, redemption or payment at maturity), as well as the distribution of the proceeds of such disposition, will not constitute a taxable event to a shareholder under the Philadelphia School District Investment Income Tax if the Pennsylvania Municipal Obligation was issued prior to February 1, 1994. (The School District tax has no application to gain on the disposition of property held by the taxpayer for more than six months.)

     The Pennsylvania Fund is not subject to the Pennsylvania Corporate Net Income Tax or Capital Stock-Franchise Tax.

     If a shareholder is a corporation subject to the Pennsylvania Capital Stock-Franchise Tax, the value of the Pennsylvania Fund shares owned by such shareholder and income derived from their ownership may be taken into account in determining the "capital stock value" of such shareholder.

NUVEEN VIRGINIA TAX-FREE VALUE FUND

     The following is based upon the advice of Christian & Barton, L.L.P., special state tax counsel to the Virginia Fund. It assumes that the Virginia Fund qualifies for treatment as a regulated investment company under Subchapter M of the Code, that it will satisfy conditions that will enable it to avoid liability for federal income taxation on its investment income, that it will designate distributions from the income generated by the Virginia Municipal Obligations as exempt-interest dividends and that amounts so designated qualify as exempt-interest dividends under the Code.

     Under existing Virginia law, as long as the Virginia Fund qualifies as a regulated investment company under the Code, it will be exempt from Virginia income taxation and dividends received from the Virginia Fund that are allocable to interest received by the Virginia Fund on Virginia Municipal Obligations will be exempt from Virginia income taxes.

     In this regard, notwithstanding the fact that income on certain of the obligations in the Virginia Fund may be subject to Federal income taxes, interest on certain federal obligations is exempt from Virginia income taxation. Distributions to shareholders that are attributable to interest on federal obligations that are exempt from Virginia income taxation would be exempt from Virginia income taxes. Further, to the extent distributions to shareholders are attributable to interest on Municipal Obligations other than Virginia Municipal Obligations, such distributions will be included in the shareholder's Virginia taxable income.

     As a general rule, to the extent that gain (whether as a result of the sale of Virginia Municipal Obligations by the Virginia Fund or as a result of the redemption or exchange of a share by the shareholder) is subject to federal income tax, such gain will be included in the shareholder's Virginia taxable income. Under the language of certain enabling legislation, however, such as the Virginia Industrial Development and Revenue Bond Act, the Virginia Resources Authority Act and the Virginia Housing Development Authority Act, gain made on the sale of obligations issued thereunder is expressly exempt from Virginia income taxation. Distributions to shareholders that are attributable to such gain would be exempt from Virginia income taxes.

     Although certain counties and cities in the Commonwealth are authorized to levy a local income tax upon Virginia taxable income, to date, none has undertaken to do so.

     The Commonwealth does not impose a gift tax. The Commonwealth imposes an estate tax on the transfer of a resident's federal taxable estate and a non-resident's federal taxable estate located in the Commonwealth.

                            PERFORMANCE INFORMATION

     As explained in the Prospectus, the historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

     In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                                      a-b
                          Yield = 2 [       +1  6 - 1]
                                     (        )
                                       cd

     In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum sales charge of 4.50%.

     In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements. Yields for each class of shares of each Fund as of January 31, 1996 are set forth below.

     Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated combined federal and state income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt. The taxable equivalent yields quoted below are based upon (1) the stated combined federal and state income tax rates and (2) the yields for the 30-day period ended January 31, 1996 quoted in the left-hand column.

                                                                                                    COMBINED
                                                                                                     FEDERAL       TAXABLE
                                                                                                    AND STATE     EQUIVALENT
                                 AS OF JANUARY 31, 1996                                   YIELD     TAX RATE*       YIELD
----------------------------------------------------------------------------------------  -----     ---------     ----------
Arizona Fund
  Class A Shares........................................................................  4.09 %       43.0%         7.18%
  Class C Shares........................................................................  3.54 %       43.0%         6.21%
  Class R Shares........................................................................  4.54 %       43.0%         7.96%
Florida Fund
  Class A Shares........................................................................  4.11 %       39.6%         6.80%
  Class C Shares........................................................................  3.56 %       39.6%         5.89%
  Class R Shares........................................................................  4.55 %       39.6%         7.53%
Maryland Fund**
  Class A Shares........................................................................  4.00 %       44.5%         7.21%
  Class C Shares........................................................................  3.44 %       44.5%         6.20%
  Class R Shares........................................................................  4.44 %       44.5%         8.00%
Michigan Fund
  Class A Shares........................................................................  4.22 %       43.5%         7.47%
  Class C Shares........................................................................  3.66 %       43.5%         6.48%
  Class R Shares........................................................................  4.67 %       43.5%         8.27%
New Jersey Fund
  Class A Shares........................................................................  4.49 %       43.5%         7.95%
  Class C Shares........................................................................  3.95 %       43.5%         6.99%
  Class R Shares........................................................................  4.96 %       43.5%         8.78%
Pennsylvania Fund
  Class A Shares........................................................................  4.11 %       41.5%         7.03%
  Class C Shares........................................................................  3.56 %       41.5%         6.09%
  Class R Shares........................................................................  4.56 %       41.5%         7.79%
Virginia Fund
  Class A Shares........................................................................  4.31 %       43.0%         7.56%
  Class C Shares........................................................................  3.76 %       43.0%         6.60%
  Class R Shares........................................................................  4.76 %       43.0%         8.35%

---------------

* The combined tax rates used in the table represent the highest or one of the highest combined tax rates applicable to state taxpayers, rounded to the nearest .5%; these rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.

** Reflects a combined federal, state and local tax rate.

     For additional information concerning taxable equivalent yields, see the Taxable Equivalent Yield Tables in the Prospectus.

     Each Fund may from time to time in its advertising and sales materials report a quotation of the current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen UITs, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes be higher than yield because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased. The distribution rates as of January 31, 1996, based on the maximum public offering price then in effect for the Funds were as follows:

                                                                                                   DISTRIBUTION RATES
                                                                                             ------------------------------
                                                                                             CLASS A*    CLASS C    CLASS R
                                                                                             --------    -------    -------
Arizona Fund...............................................................................    4.48%       3.94%      4.89%
Florida Fund...............................................................................    4.45%       3.94%      4.88%
Maryland Fund..............................................................................    4.45%       3.92%      4.89%
Michigan Fund..............................................................................    4.53%       3.97%      4.97%
New Jersey Fund............................................................................    4.85%       4.34%      5.30%
Pennsylvania Fund..........................................................................    4.43%       3.89%      4.88%
Virginia Fund..............................................................................    4.65%       4.14%      5.09%

---------------

* Assumes imposition of the maximum sales charge for Class A shares of 4.50%.

     Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period. The annual total return figures, including the effect of the current maximum sales charge for Class A shares, for the one-year period ended January 31, 1996 and for the period from inception (on December 13, 1991 with respect to the Class R Shares and on or after September 6, 1994 with respect to the Class A Shares and Class C Shares) through January 31, 1996, respectively, were as follows:

                                                                                                ANNUAL TOTAL RETURN
                                                                                        ------------------------------------
                                                                                          FOR THE YEAR       FROM INCEPTION
                                                                                             ENDED              THROUGH
                                                                                        JANUARY 31, 1996    JANUARY 31, 1996
                                                                                        ----------------    ----------------
Arizona Fund
  Class A Shares......................................................................         8.56%               6.97%
  Class C Shares......................................................................        12.90%              10.07%
  Class R Shares......................................................................        14.09%               8.51%
Florida Fund
  Class A Shares......................................................................         8.79%               6.59%
  Class C Shares......................................................................        12.54%              10.43%
  Class R Shares......................................................................        14.05%               7.97%
Maryland Fund
  Class A Shares......................................................................         8.94%               6.10%
  Class C Shares......................................................................        13.24%               9.55%
  Class R Shares......................................................................        14.33%               7.74%
Michigan Fund
  Class A Shares......................................................................         9.52%               6.72%
  Class C Shares......................................................................        13.96%              10.92%
  Class R Shares......................................................................        14.93%               8.74%
New Jersey Fund
  Class A Shares......................................................................         7.56%               5.35%
  Class C Shares......................................................................        11.80%               9.46%
  Class R Shares......................................................................        12.88%               8.08%
Pennsylvania Fund
  Class A Shares......................................................................         9.08%               6.76%
  Class C Shares......................................................................        13.27%               8.88%
  Class R Shares......................................................................        14.40%               8.14%
Virginia Fund
  Class A Shares......................................................................         9.35%               6.58%
  Class C Shares......................................................................        13.58%               9.63%
  Class R Shares......................................................................        14.65%               8.29%

     Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included. The cumulative total returns, including the effect of the maximum sales charge for Class A Shares, for the one-year period ended January 31, 1996, and for the period from inception (on December 13, 1991 with respect to the Class R Shares and on or after September 6, 1994 with respect to the Class A Shares and Class C Shares) through January 31, 1996, respectively, were as follows:

                                                                                              CUMULATIVE TOTAL RETURN
                                                                                        ------------------------------------
                                                                                          FOR THE YEAR       FROM INCEPTION
                                                                                             ENDED              THROUGH
                                                                                        JANUARY 31, 1996    JANUARY 31, 1996
                                                                                        ----------------    ----------------
Arizona Fund
  Class A Shares......................................................................         8.56%               9.91%
  Class C Shares......................................................................        12.90%              14.31%
  Class R Shares......................................................................        14.09%              37.78%
Florida Fund
  Class A Shares......................................................................         8.79%               9.36%
  Class C Shares......................................................................        12.54%              14.61%
  Class R Shares......................................................................        14.05%              35.08%
Maryland Fund
  Class A Shares......................................................................         8.94%               8.65%
  Class C Shares......................................................................        13.24%              13.38%
  Class R Shares......................................................................        14.33%              33.99%
Michigan Fund
  Class A Shares......................................................................         9.52%               9.54%
  Class C Shares......................................................................        13.96%              15.30%
  Class R Shares......................................................................        14.93%              38.90%
New Jersey Fund
  Class A Shares......................................................................         7.56%               7.58%
  Class C Shares......................................................................        11.80%              13.09%
  Class R Shares......................................................................        12.88%              35.66%
Pennsylvania Fund
  Class A Shares......................................................................         9.08%               9.61%
  Class C Shares......................................................................        13.27%              12.67%
  Class R Shares......................................................................        14.40%              35.95%
Virginia Fund
  Class A Shares......................................................................         9.35%               9.35%
  Class C Shares......................................................................        13.58%              13.69%
  Class R Shares......................................................................        14.65%              36.70%

     Calculation of taxable equivalent total return is also not subject to a prescribed formula. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage. Using the 39.6% maximum marginal federal tax rate for 1996, the annual taxable equivalent total returns for each Fund's Shares for the one-year period ended January 31, 1996, and for the period from inception

(on December 13, 1991 with respect to the Class R Shares and on or after September 6, 1994 with respect to the Class A Shares and Class C Shares) through January 31, 1996, respectively, were as follows:

                                                                                              FROM INCEPTION
                                                                                                 THROUGH
                                                                           ONE YEAR ENDED       JANUARY 31,
                                                                          JANUARY 31, 1996         1996         ASSUMED
                                                                          ----------------   ----------------   COMBINED
                                                                           WITH               WITH              FEDERAL
                                                                          MAXIMUM            MAXIMUM              AND
                                                                           4.50%    AT NET    4.50%    AT NET    STATE
                                                                           SALES    ASSET     SALES    ASSET      TAX
                                                                          CHARGE    VALUE    CHARGE    VALUE     RATE*
                                                                          -------   ------   -------   ------   --------
Arizona Fund
  Class A Shares........................................................  12.44%    17.74%   10.95%    14.66%     43.0%
  Class C Shares........................................................     N/A    16.33%      N/A    13.78%     43.0%
  Class R Shares........................................................     N/A    18.33%      N/A    12.50%     43.0%
Florida Fund
  Class A Shares........................................................  12.07%    17.35%    9.91%    13.58%     39.6%
  Class C Shares........................................................     N/A    15.44%      N/A    13.37%     39.6%
  Class R Shares........................................................     N/A    17.64%      N/A    11.36%     39.6%
Maryland Fund**
  Class A Shares........................................................  12.99%    18.31%   10.22%    13.90%     44.5%
  Class C Shares........................................................     N/A    16.83%      N/A    13.17%     44.5%
  Class R Shares........................................................     N/A    18.78%      N/A    11.92%     44.5%
Michigan Fund
  Class A Shares........................................................  13.48%    18.82%   10.72%    14.42%     43.5%
  Class C Shares........................................................     N/A    17.47%      N/A    14.48%     43.5%
  Class R Shares........................................................     N/A    19.27%      N/A    12.84%     43.5%
New Jersey Fund
  Class A Shares........................................................  11.69%    16.96%    9.48%    13.14%     43.5%
  Class C Shares........................................................     N/A    15.49%      N/A    13.19%     43.5%
  Class R Shares........................................................     N/A    17.40%      N/A    12.19%     43.5%
Pennsylvania Fund
  Class A Shares........................................................  12.70%    18.01%   10.46%    14.15%     41.5%
  Class C Shares........................................................     N/A    16.50%      N/A    12.30%     41.5%
  Class R Shares........................................................     N/A    18.38%      N/A    11.93%     41.5%
Virginia Fund
  Class A Shares........................................................  13.19%    18.53%   10.51%    14.20%     43.0%
  Class C Shares........................................................     N/A    16.99%      N/A    13.28%     43.0%
  Class R Shares........................................................     N/A    18.87%      N/A    12.29%     43.0%

---------------

 *The combined tax rates used in the table do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.

**Reflects a combined federal, state and local tax rate.

     From time to time, a Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, a Fund may compare its risk level, as measured by the variability of its periodic returns, or its risk-adjusted total return, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

     A Fund may also compare its tax-adjusted total return with that of other funds or groups of funds. This measure would take into account the tax-exempt nature of exempt-interest dividends and the payment of income taxes on a fund's distributions of net realized capital gains and ordinary income.

     The risk level for a class of shares of a Fund, and any of the other investments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the annualized standard deviation of the investment's monthly returns over a specified measurement period (e.g., three years). An investment with a higher annualized standard deviation of monthly returns would indicate that a fund had greater price variability, and therefore greater risk, than an investment with a lower annualized standard deviation. The annualized standard deviation of monthly returns for the three years ended January 31, 1996, for the Class R Shares of each of the Funds, was as follows:

                                                                                                   ANNUALIZED
                                                                                                    STANDARD
                                                                                                   DEVIATION
                                                                                                   OF RETURN
                                                                                                   ----------
            Arizona Fund.........................................................................     6.70%
            Florida Fund.........................................................................     7.58%
            Maryland Fund........................................................................     6.13%
            Michigan Fund........................................................................     6.57%
            New Jersey Fund......................................................................     5.68%
            Pennsylvania Fund....................................................................     7.27%
            Virginia Fund........................................................................     6.96%

     The risk-adjusted total return for a class of shares of a Fund and for other investments over a specified period would be evaluated by dividing (a) the remainder of the investment's annualized three-year total return minus the annualized total return of an investment in short-term tax-exempt securities (essentially a risk-free return) over that period, by (b) the annualized standard deviation of the investment's monthly returns for the period. This ratio is sometimes referred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure. The Sharpe measure, for the three-year period ended January 31, 1996, for the Class R Shares of each of the Funds was as follows:

                                                                                                     SHARPE
                                                                                                     MEASURE
                                                                                                     -------
            Arizona Fund...........................................................................   0.663
            Florida Fund...........................................................................   0.558
            Maryland Fund..........................................................................   0.659
            Michigan Fund..........................................................................   0.697
            New Jersey Fund........................................................................   0.763
            Pennsylvania Fund......................................................................   0.582
            Virginia Fund..........................................................................   0.614

     Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.50% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

     In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of: (1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

     There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Funds primarily invest in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

     The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

                   ADDITIONAL INFORMATION ON THE PURCHASE AND
                           REDEMPTION OF FUND SHARES

     As described in the Prospectus, each Fund has adopted a Flexible Pricing Program which provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences. You may purchase Class A Shares at a price equal to their net asset value plus an up-front sales charge. For information regarding the up-front sales charge on Class A shares, see the table under "How to Buy Fund Shares" of the Prospectus. Set forth is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on January 31, 1996 of Class A shares from the Arizona Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

            Net Asset Value per share...............................................................  $ 10.74
            Per Share Sales Charge -- 4.50% of public offering price (4.71% of net asset value per share)................................................................................  $ 0.506
            Per Share Offering Price to the Public..................................................  $11.246

     You may purchase Class C Shares without any up-front sales charge at a price equal to their net asset value, but subject to an annual distribution fee designed to compensate Authorized Dealers over time for the sale of Fund shares. Class C Shares are subject to a contingent deferred sales charge for redemption within 12 months of purchase. Class C Shares automatically convert to Class A Shares six years after purchase. Both Class A Shares and Class C Shares are subject to annual service fees, which are used to compensate Authorized Dealers for providing you with ongoing account services.

     Under the Flexible Pricing Program, all Fund shares outstanding as of September 6, 1994, have been designated as Class R Shares. Class R Shares are available for purchase at a price equal to their net asset value only under certain limited circumstances, or by specified investors, as described herein.

     Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. In addition, the Class C Shares are subject to a conversion feature, as described below. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

     Shareholders of each class will shares expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

     Each Fund has special purchase programs under which certain persons may purchase Class A Shares at reduced sales charges. One such program is available to members of a "qualified group."

     An individual who is a member of a "qualified group" may purchase Class A Shares of a Fund (or any other Nuveen Fund with respect to which a sales charge is imposed), at the reduced sales charge applicable to the group taken as a whole. A "qualified group" is one which (i) has been in existence for more than six months; (ii) has a purpose other than investment; (iii) has five or more participating members; (iv) has agreed to include sales literature and other materials related to the Fund in publications and mailings to members; (v) has agreed to have its group administrator submit a single bulk order and make payment with a single remittance for all investments in the Fund during each investment period by all participants who choose to invest in the Fund; and (vi) has agreed to provide the Fund's transfer agent with appropriate backup data for each participant of the group in a format fully compatible with the transfer agent's processing system.

     The "amount" of a share purchase by a participant in a group purchase program for purposes of determining the applicable sales charge is (i) the aggregate value of all shares of the Fund (and all other Nuveen Funds with respect to which a sales charge is imposed) currently held by participants of the group, plus (ii) the amount of shares currently being purchased.

     Special Sales Charge Waivers. Class A Shares of the Funds may be purchased at net asset value without a sales charge, and Class R Shares may be purchased, by the following categories of investors:

     - officers, trustees and retired trustees of the Trust;

     - bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members (as defined below);

     - any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

     - officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates;

     - bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

     - investors purchasing through a mutual fund purchase program sponsored by a broker-dealer that offers a selected group of mutual funds either without a transaction fee or with an asset-based fee or a fixed fee that does not vary with the amount of the purchase. In order to qualify, such purchase program must offer a full range of mutual fund related services and shareholder account servicing capabilities, including establishment and maintenance of shareholder accounts, addressing investor inquiries regarding account activity and investment performances, processing of trading and dividend activity and generation of monthly account statements and year-end tax reporting; and

     - registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees to their customers for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed.

     The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

     To help advisers and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

     Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

     For more information on the procedure for purchasing shares of the Funds and on the special purchase programs available thereunder, see "How to Buy Fund Shares" in the Prospectus.

     Nuveen serves as the principal underwriter of the shares of each of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust, dated December 12, 1991 and last renewed on July 27, 1995 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Class C Shares redeemed within 12 months of purchase, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

     The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

                                                      YEAR ENDED                 YEAR ENDED                 YEAR ENDED
                                                   JANUARY 31, 1996           JANUARY 31, 1995           JANUARY 31, 1994
                                               ------------------------   ------------------------   ------------------------
                                                AMOUNT OF      AMOUNT      AMOUNT OF      AMOUNT      AMOUNT OF      AMOUNT
                                               UNDERWRITING   RETAINED    UNDERWRITING   RETAINED    UNDERWRITING   RETAINED
                    FUND                       COMMISSIONS    BY NUVEEN   COMMISSIONS    BY NUVEEN   COMMISSIONS    BY NUVEEN
---------------------------------------------  ------------   ---------   ------------   ---------   ------------   ---------
Arizona Fund.................................    $ 96,000      $13,000      $ 88,000      $20,000      $178,000      $29,000
Florida Fund.................................     106,000       25,000       178,000       32,000       462,000       84,000
Maryland Fund................................     160,000       26,000       216,000       38,000       474,000       61,000
Michigan Fund................................      89,000       26,000       127,000       30,000       260,000       35,000
New Jersey Fund..............................     241,000       16,000       255,000       35,000       527,000       76,000
Pennsylvania Fund............................     113,000       20,000       236,000       45,000       459,000       67,000
Virginia Fund................................     130,000       14,000       255,000       30,000       544,000       78,000

                         DISTRIBUTION AND SERVICE PLAN

     Each Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class C Shares will be subject to an annual distribution fee, and that both Class A Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

     The distribution fee applicable to Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class C Shares. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class C Shares, certain other expenses associated with the distribution of Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

     The service fee applicable to Class A Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders.

     These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

     Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to .25 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares. The .75 of 1% distribution fee will be reduced by the amount of any CDSC imposed on the redemption of Class C Shares within 12 months of purchase as to which a reinstatement privilege has not been exercised. For the fiscal year ended January 31, 1996, 100% of service fees and distribution fees were paid out as compensation to Authorized Dealers. The amount of compensation paid to Authorized Dealers for the fiscal year ended January 31, 1996 was $6,771 for the Arizona Fund, $9,232 for the Florida Fund, $22,018 for the Maryland Fund, $7,144 for the Michigan Fund, $23,280 for the New Jersey Fund, $16,190 for the Pennsylvania Fund and $15,510 for the Virginia Fund.

     Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

                  INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

     Arthur Andersen LLP, independent public accountants, 33 W. Monroe Street, Chicago, Illinois 60603 have been selected as auditors for the Trust. In addition to audit services, Arthur Andersen LLP, will provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information set forth under "Financial Highlights" in the Prospectus have been audited by Arthur Andersen LLP as indicated in their report with respect thereto, and are included in reliance upon the authority of said firm as experts in giving said report.

     The custodian of the assets of the Funds is The Chase Manhattan Bank, N.A., 770 Broadway, New York, NY 10003. The custodian performs custodial, fund accounting and portfolio accounting services.

                          NUVEEN TAX-FREE MUTUAL FUNDS

                            PORTFOLIO OF INVESTMENTS

                                   NEW JERSEY

                                JANUARY 31, 1996

 PRINCIPAL                                                                               OPT. CALL                    MARKET
   AMOUNT                                    DESCRIPTION                                PROVISIONS*    RATINGS**      VALUE
------------------------------------------------------------------------------------------------------------------------
$  1,000,000   New Jersey Economic Development Authority (Elizabethtown Gas Company),
                 Alternative Minimum Tax, 6.750%, 10/01/21............................  10/96 at 102         A3    $  1,031,330
     200,000   New Jersey Economic Development Authority (Liberty State Park Project),
                 6.800%, 3/15/22......................................................   3/02 at 102         A1         218,124
   1,000,000   New Jersey Economic Development Authority (Yeshiva K'tana of Passaic),
                 8.000%, 9/15/18......................................................  No Opt. Call        N/R       1,191,120
   2,965,000   New Jersey Economic Development Authority (Bridgewater Resources,
                 Inc.), Alternative Minimum Tax, 8.375%, 11/01/04.....................  No Opt. Call        N/R       3,148,237
     250,000   New Jersey Economic Development Authority, Solid Waste Disposal
                 Facility
                 (Garden State Paper Company), 7.125%, 4/01/22........................   4/02 at 102        Aa1         274,143
   1,285,000   New Jersey Economic Development Authority, Alternative Minimum Tax,
                 5.300%, 12/01/07.....................................................  12/03 at 102        Aa1       1,291,849
   1,025,000   New Jersey Economic Development Authority (Educational Testing
                 Service), 6.500%, 5/15/05............................................  No Opt. Call        Aaa       1,138,601
     650,000   New Jersey Economic Development Authority, 5.875%, 7/01/11.............   7/04 at 102        Aaa         690,554
     975,000   New Jersey Educational Facilities Authority (Trenton State College),
                 6.750%, 7/01/08......................................................   7/96 at 100         A+         981,962
     835,000   New Jersey Educational Facilities Authority (Princeton University),
                 5.875%, 7/01/11......................................................   7/04 at 100        Aaa         889,375
   1,500,000   New Jersey Educational Facilities Authority (Higher Education
                 Facilities Trust Fund), 5.125%, 9/01/02..............................  No Opt. Call        Aaa       1,576,830
   1,000,000   New Jersey General Obligation, 5.800%, 2/15/07.........................  No Opt. Call        Aa1       1,108,150
   1,215,000   New Jersey Health Care Facilities Financing Authority (Hackensack
                 Hospital), 8.750%, 7/01/09...........................................  No Opt. Call        Aaa       1,479,323
     700,000   New Jersey Health Care Facilities Financing Authority (Community
                 Medical Center/Kensington Manor Care Center), 7.000%, 7/01/20........   7/00 at 102        Aaa         777,427
     480,000   New Jersey Health Care Facilities Authority (Community Memorial
                 Hospital), 8.000%, 7/01/14...........................................   7/98 at 102          A         523,474
     400,000   New Jersey Health Care Facilities Financing Authority (Atlantic City
                 Medical Center), 6.800%, 7/01/05.....................................   7/02 at 102          A         436,828
     850,000   New Jersey Health Care Facilities Financing Authority (Palisades
                 Medical Center), 7.500%, 7/01/06.....................................   7/02 at 102         Ba         879,011
   1,750,000   New Jersey Housing Finance Agency, 9.000%, 11/01/18....................  11/99 at 100         A1       1,827,245
   2,000,000   New Jersey Housing and Mortgage Finance Agency, Multi-Family Housing,
                 6.000%, 11/01/14.....................................................   5/05 at 102        Aaa       2,059,160
     700,000   New Jersey Housing and Mortgage Finance Agency, 6.950%, 11/01/13.......   5/02 at 102         A+         745,500
               New Jersey Turnpike Authority:
     375,000   10.375%, 1/01/03.......................................................  No Opt. Call        AAA         466,973
   1,750,000   6.500%, 1/01/08........................................................  No Opt. Call          A       2,025,293
   1,415,000   Delaware River and Bay Authority, 5.000%, 1/01/17......................   1/04 at 102        Aaa       1,372,975
   1,000,000   Delaware River Port Authority, 5.500%, 1/01/26.........................   1/06 at 102        Aaa       1,004,720
   1,000,000   Camden County Pollution Control Finance Authority, Solid Waste Disposal
                 and Resource Recovery, Alternative Minimum Tax, 7.125%, 12/01/01.....  No Opt. Call       BBB+       1,034,220
   2,645,000   Camden County Pollution Control Finance Authority, Solid Waste Disposal
                 and Resource Recovery System, 7.250%, 12/01/10.......................  12/01 at 102       BBB+       2,803,197
     500,000   Essex County Improvement Authority, 6.500%, 12/01/12...................  12/02 at 102       Baa1         536,010
     500,000   Hillsborough Township School District, 5.875%, 8/01/11.................  No Opt. Call         AA         545,105
     400,000   Hudson County Improvement Authority Multi-Family Housing (Observer Park
                 Project), Alternative Minimum Tax, 6.900%, 6/01/22...................   6/04 at 100        AAA         421,688
   1,605,000   Little Ferry Board of Education, Certificates of Participation, 6.300%,
                 1/15/08..............................................................  No Opt. Call        N/R       1,664,337
               Monroe Township Board of Education, General Obligation:
     725,000   5.200%, 8/01/11........................................................  No Opt. Call        Aaa         738,550
     825,000   5.200%, 8/01/14........................................................  No Opt. Call        Aaa         840,263
     600,000   Morris County General Obligation, 5.000%, 7/15/09......................   7/05 at 100        Aaa         606,972
     500,000   North Bergen Housing Development Corporation, FHA-Insured,
                 7.400%, 9/01/20......................................................       8/96 at        N/R         512,850
                                                                                             102 1/2
     300,000   North Bergen Township General Obligation, 6.500%, 8/15/12..............   8/02 at 102        Aaa         332,100
   2,350,000   Ocean County Utilities Authority, 5.000%, 1/01/14......................   1/97 at 100        Aaa       2,210,692
   2,215,000   Passaic County General Obligation, 5.125%, 9/01/12.....................  No Opt. Call        Aaa       2,234,647

 PRINCIPAL                                                                               OPT. CALL                    MARKET
   AMOUNT                                    DESCRIPTION                                PROVISIONS*    RATINGS**      VALUE
------------------------------------------------------------------------------------------------------------------------
$    775,000   Rutgers State University, 8.000%, 5/01/18 (Pre-refunded to 5/01/98)....   5/98 at 102        Aaa    $    860,514
               Union County Utilities Authority, Solid Waste System, Alternative
                 Minimum Tax:
     195,000   7.100%, 6/15/06........................................................   6/02 at 102         A-         209,307
   1,100,000   7.200%, 6/15/14........................................................   6/02 at 102         A-       1,176,076
     270,000   6.850%, 6/15/14........................................................   6/02 at 102        Aaa         289,697
     100,000   University of Medicine and Dentistry of New Jersey, 6.500%, 12/01/18
                 (Pre-refunded to 12/01/01)...........................................  12/01 at 102         AA         113,743
     300,000   Wanaque Borough Sewerage Authority, 7.000%, 12/01/21...................  12/02 at 102       Baa1         323,658
   1,175,000   Virgin Islands Housing Finance Authority, Alternative Minimum Tax,
                 6.450%, 3/01/16......................................................   3/05 at 102        AAA       1,211,519
   2,000,000   Puerto Rico Commonwealth General Obligation, 5.750%, 7/01/24...........       7/05 at        Aaa       2,075,380
                                                                                             101 1/2
   1,000,000   Puerto Rico Aqueduct and Sewer Authority, 7.875%, 7/01/17 (Pre-refunded to
                 7/01/98).............................................................   7/98 at 102          A       1,115,660
      60,000   Puerto Rico Highway Transportation Authority, 6.625%, 7/01/18
                 (Pre-refunded to 7/01/02)............................................       7/02 at          A          69,015
                                                                                             101 1/2
               Puerto Rico Electric Power Authority:
     790,000   7.000%, 7/01/07........................................................  No Opt. Call         A-         928,778
   1,875,000   7.000%, 7/01/21 (Pre-refunded to 7/01/01)..............................   7/01 at 102         A-       2,172,693
   1,000,000   Puerto Rico Industrial Medical and Environmental Authority, 6.250%,
                 7/01/16..............................................................   1/05 at 102        Aaa       1,089,389
------------
$ 50,125,000   Total Investments--(Cost $50,801,410)--96.8%...........................                               53,254,264
 ===========   ----------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities--3.2%....................................                                1,775,636
               ----------------------------------------------------------------------------------------------------------------
               Net Assets--100%.......................................................                             $ 55,029,900
               ===========================================================================================================

                                                                                                 NUMBER       MARKET      MARKET
                                                    STANDARD & POOR'S          MOODY'S          OF ISSUES      VALUE      PERCENT
---------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF RATINGS**                                              AAA                     Aaa       22      $24,367,349      46%
PORTFOLIO OF INVESTMENTS:                                AA+, AA, AA-       Aa1, Aa, Aa2, Aa3        5        3,332,990       6
                                                                   A+                      A1        4        3,772,831       7
                                                                A, A-               A, A2, A3       10        9,688,454      18
                                                      BBB+, BBB, BBB-   Baa1, Baa, Baa2, Baa3        4        4,697,085       9
                                                         BB+, BB, BB-       Ba1, Ba, Ba2, Ba3        1          879,011       2
                                                            Non-rated               Non-rated        4        6,516,544      12
---------------------------------------------------------------------------------------------------------------------------------
        TOTAL                                                                                       50      $53,254,264     100%
========================================================================================================================

 * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.
N/R--Investment is not rated.

                See accompanying notes to financial statements.

                          NUVEEN TAX-FREE MUTUAL FUNDS

                            STATEMENT OF NET ASSETS

                                JANUARY 31, 1996

                                                                                           NJ
                                                                                       -----------
ASSETS
Investments in municipal securities, at market value (note 1).......................   $53,254,264
Cash................................................................................     1,227,903
Receivables:
     Interest.......................................................................       664,668
     Shares sold....................................................................       103,874
Deferred organization costs (note 1)................................................         7,390
Other assets........................................................................        14,133
                                                                                       -----------
          Total assets..............................................................    55,272,232
                                                                                       -----------
LIABILITIES
Payables for shares reacquired......................................................        12,384
Accrued expenses:
     Management fees (note 7).......................................................        25,346
     Other..........................................................................        43,227
Dividends payable...................................................................       161,375
                                                                                       -----------
          Total liabilities.........................................................       242,332
                                                                                       -----------
Net assets (note 8).................................................................   $55,029,900
                                                                                        ==========
Class A Shares (note 1)
Net assets..........................................................................   $10,660,701
                                                                                        ==========
Shares outstanding..................................................................     1,024,727
                                                                                        ==========
Net asset value and redemption price per share......................................   $     10.40
                                                                                        ==========
Offering price per share (net asset value per share plus maximum sales charge of
  4.50% of offering price)..........................................................   $     10.89
                                                                                        ==========
Class C Shares (note 1)
Net assets..........................................................................   $ 1,065,019
                                                                                        ==========
Shares outstanding..................................................................       102,569
                                                                                        ==========
Net asset value, offering and redemption price per share............................   $     10.38
                                                                                        ==========
Class R Shares (note 1)
Net assets..........................................................................   $43,304,180
                                                                                        ==========
Shares outstanding..................................................................     4,158,146
                                                                                        ==========
Net asset value and redemption price per share......................................   $     10.41
                                                                                        ==========

                See accompanying notes to financial statements.

                          NUVEEN TAX-FREE MUTUAL FUNDS

                            STATEMENT OF OPERATIONS

                          YEAR ENDED JANUARY 31, 1996

                                                                                            NJ
                                                                                        ----------
INVESTMENT INCOME
Tax-exempt interest income (note 1)..................................................   $3,006,443
                                                                                        ----------
Expenses (note 2):
     Management fees (note 7)........................................................      268,050
     12b-1 distribution and service fees (note 1)....................................       23,280
     Shareholders' servicing agent fees and expenses.................................       61,463
     Custodian's fees and expenses...................................................       43,166
     Trustees' fees and expenses (note 7)............................................        1,276
     Professional fees...............................................................       23,290
     Shareholders' reports -- printing and mailing expenses..........................       66,799
     Federal and state registration fees.............................................        2,991
     Amortization of deferred organization costs (note 1)............................        6,895
     Other expenses..................................................................        6,701
                                                                                        ----------
          Total expenses before expense reimbursement................................      503,911
     Expense reimbursement from investment adviser (note 7)..........................     (115,121)
                                                                                        ----------
          Net expenses...............................................................      388,790
                                                                                        ----------
               Net investment income.................................................    2,617,653
                                                                                        ----------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions, net of taxes, if applicable
  (notes 1 and 5)....................................................................      (30,019)
Net change in unrealized appreciation or depreciation of investments.................    3,249,789
                                                                                        ----------
          Net gain from investments..................................................    3,219,770
                                                                                        ----------
Net increase in net assets from operations...........................................   $5,837,423
                                                                                        ==========

                See accompanying notes to financial statements.

                          NUVEEN TAX-FREE MUTUAL FUNDS

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                       NJ
                                                                           --------------------------
                                                                           YEAR ENDED     YEAR ENDED
                                                                             1/31/96        1/31/95
                                                                           -----------    -----------
OPERATIONS
Net investment income...................................................   $ 2,617,653    $ 2,037,788
Net realized gain (loss) from investment transactions, net of taxes, if
  applicable............................................................       (30,019)      (452,878)
Net change in unrealized appreciation or depreciation of investments....     3,249,789     (2,665,300)
                                                                           -----------    -----------
          Net increase (decrease) in net assets from operations.........     5,837,423     (1,080,390)
                                                                           -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS (note 1)
From undistributed net investment income:
  Class A...............................................................      (329,633)       (35,663)
  Class C...............................................................       (32,025)        (5,043)
  Class R...............................................................    (2,282,656)    (1,973,703)
From accumulated net realized gains from investment transactions:
  Class A...............................................................            --           (773)
  Class C...............................................................            --             --
  Class R...............................................................            --       (341,737)
                                                                           -----------    -----------
          Decrease in net assets from distributions to shareholders.....    (2,644,314)    (2,356,919)
                                                                           -----------    -----------
FUND SHARE TRANSACTIONS (note 3)
Net proceeds from sale of shares:
  Class A...............................................................     7,757,684      2,826,031
  Class C...............................................................       573,759        458,588
  Class R...............................................................     4,461,592     10,783,764
Net asset value of shares issued to shareholders due to reinvestment of distributions from net investment income and from net realized gains from investment transactions:
  Class A...............................................................       181,529         18,788
  Class C...............................................................        16,615          2,567
  Class R...............................................................     1,567,807      1,592,197
                                                                           -----------    -----------
                                                                            14,558,986     15,681,935
                                                                           -----------    -----------
Cost of shares redeemed:
  Class A...............................................................      (406,168)      (122,722)
  Class C...............................................................       (32,865)        (1,205)
  Class R...............................................................    (5,070,204)    (5,795,917)
                                                                           -----------    -----------
                                                                            (5,509,237)    (5,919,844)
                                                                           -----------    -----------
  Net increase in net assets derived from Fund share transactions.......     9,049,749      9,762,091
                                                                           -----------    -----------
          Net increase (decrease) in net assets.........................    12,242,858      6,324,782
Net assets at the beginning of year.....................................    42,787,042     36,462,260
                                                                           -----------    -----------
Net assets at the end of year...........................................   $55,029,900    $42,787,042
                                                                           ===========    ===========
Balance of undistributed net investment income at end of year...........   $     8,128    $    34,789
                                                                           ===========    ===========

                See accompanying notes to financial statements.

                          NUVEEN TAX-FREE MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Nuveen Multistate Tax-Free Trust (the "Trust") is an open-end diversified management series investment company registered under the Investment Company Act of 1940. The Trust comprises seven single-state tax-free mutual funds (the Nuveen Tax-Free Value Funds -- the "Funds"). Each Fund constitutes a separate series of the Trust and is itself an open-end diversified management investment company, commonly referred to as a mutual fund. The Trust was organized as a Massachusetts Business Trust on July 26, 1991.

     The Trust currently has seven authorized state tax-free Funds: the Nuveen Arizona Tax-Free Value Fund, the Nuveen Florida Tax-Free Value Fund, the Nuveen Maryland Tax-Free Value Fund, the Nuveen Michigan Tax-Free Value Fund, the Nuveen New Jersey Tax-Free Value Fund, the Nuveen Pennsylvania Tax-Free Value Fund and the Nuveen Virginia Tax-Free Value Fund. Additional state Funds may be established in the future. Sale of Fund shares first commenced on February 28, 1992. Each Fund invests primarily in municipal obligations issued within its respective state.

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

  Securities Valuation

     Portfolio securities for which market quotations are readily available are valued at the mean between the quoted bid and asked prices or the yield equivalent. Portfolio securities for which market quotations are not readily available are valued at fair value by consistent application of methods determined in good faith by the Board of Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are traded and valued at amortized cost.

  Securities Transactions

     Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. Any securities so purchased are subject to market fluctuation during this period. The Trust has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of its purchase commitments. At January 31, 1996, the Nuveen Michigan Tax-Free Value Fund and the Nuveen Pennsylvania Tax-Free Value Fund had purchase commitments of $1,184,207 and $3,015,938, respectively. There were no such purchase commitments in any of the other Funds.

  Interest Income

     Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

  Dividends and Distributions to Shareholders

     Net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized gains from securities transactions are distributed to shareholders not less frequently than annually only to the extent they exceed available capital loss carryovers.

     Distributions to shareholders of net investment income and net realized gains from investment transactions are recorded on the ex-dividend date. The amount and timing of such distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may result and will be classified as either distributions in excess of net investment income or distributions in excess of net realized gains from investment transactions, if applicable.

  Income Taxes

     Each Fund is a separate taxpayer for federal income tax purposes and intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing all of its net investment income, in addition to any significant amounts of net realized gains from investments, to shareholders. The Funds

                          NUVEEN TAX-FREE MUTUAL FUNDS
currently consider significant net realized gains as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the respective Funds. All income dividends paid during the year ended January 31, 1996, have been designated Exempt Interest Dividends.

  Deferred Organization Costs

     Costs incurred by the Trust in connection with its organization and initial registration of shares were deferred and are being amortized over a 60-month period beginning February 28, 1992. If any of the initial shares of each Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

  Flexible Sales Charge Program

     Effective September 6, 1994, each Fund commenced offering Class "A" Shares and Class "C" Shares. Class "A" Shares incur a front-end sales charge and an annual 12b-1 service fee. Class "C" Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. Effective June 13, 1995, an investor purchasing Class "C" Shares agrees to pay a contingent deferred sales charge ("CDSC") of 1% if Class "C" Shares are redeemed within 12 months of purchase.

     Prior to the offering of Class "A" and Class "C" shares, the shares outstanding were renamed Class "R" and are not subject to any 12b-1 distribution or service fees. Effective with the offering of the new classes, Class "R" Shares are generally available only for reinvestment of dividends by current "R" shareholders and for already established Nuveen Unit Investment Trust reinvestment accounts.

  Derivative Financial Instruments

     In October 1994, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 119 Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments which prescribes disclosure requirements for transactions in certain derivative financial instruments including future, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the year ended January 31, 1996.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

                          NUVEEN TAX-FREE MUTUAL FUNDS

2. EXPENSE ALLOCATION

     Expenses of the Fund that are not directly attributable to any class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Effective August 1, 1995, the Fund adopted a multiple class plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 and now designate class specific expenses to include Rule 12b-1 distribution and service fees, and other expenses incurred for services received by a class that differ in either amount or kind. A breakdown of the class specific expenses is as follows:

                                                                                        NJ
                                                                                      -------
    12b-1 distribution and service fees (for the year ended January 31, 1996):
      Class A.......................................................................  $16,159
      Class C.......................................................................    7,121
    Shareholders' servicing agent fees and expenses (for the six month period ended
      July 31, 1995):
      Class A.......................................................................    3,208
      Class C.......................................................................      185
      Class R.......................................................................   15,598
    Shareholders' reports -- printing and mailing expenses (for the six month period ended
      July 31, 1995):
      Class A.......................................................................    1,760
      Class C.......................................................................      205
      Class R.......................................................................   36,338
    Federal and state registration fees (for the six month period ended July 31,
      1995):
      Class A.......................................................................      886
      Class C.......................................................................       69
      Class R.......................................................................      749

3. FUND SHARES

     Transactions in shares were as follows:

                                                                                     NJ
                                                                          ------------------------
                                                                          YEAR ENDED    YEAR ENDED
                                                                           1/31/96       1/31/95
                                                                          ----------    ----------
    Shares sold:
      Class A...........................................................    765,342       292,386
      Class C...........................................................     56,488        47,588
      Class R...........................................................    440,121     1,077,289
    Shares issued to shareholders due to reinvestment of distributions from net investment income and from net realized gains from investment transactions:
      Class A...........................................................     17,820         1,978
      Class C...........................................................      1,638           270
      Class R...........................................................    154,754       161,549
                                                                          ---------     ---------
                                                                          1,436,163     1,581,060
                                                                          ---------     ---------
    Shares redeemed:
      Class A...........................................................    (40,094 )     (12,705 )
      Class C...........................................................     (3,290 )        (125 )
      Class R...........................................................   (500,152 )    (581,386 )
                                                                          ---------     ---------
                                                                           (543,536 )    (594,216 )
                                                                          ---------     ---------
    Net increase........................................................    892,627       986,844
                                                                          =========     =========

                          NUVEEN TAX-FREE MUTUAL FUNDS

4. DISTRIBUTIONS TO SHAREHOLDERS

     On February 9, 1996, the Fund declared a dividend distribution from its ordinary income which was paid on March 1, 1996, to shareholders of record on February 9, 1996, as follows:

                                                                                        NJ
                                                                                      ------
     Dividend per share:
       Class A......................................................................  $.0440
       Class C......................................................................   .0375
       Class R......................................................................   .0460
                                                                                      ======

5. SECURITIES TRANSACTIONS

     Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the year ended January 31, 1996, were as follows:

                                                                                      NJ
                                                                                  -----------
     PURCHASES
     Investments in municipal
       securities...............................................................  $27,941,714
     Temporary municipal investments............................................   19,400,000
     SALES
     Investments in municipal securities........................................   17,713,121
     Temporary municipal investments............................................   21,000,000
                                                                                   ==========

     At January 31, 1996, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

     At January 31, 1996, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryovers will expire as follows:

                                                                                    NJ
                                                                                 --------
        Expiration year:
          2003................................................................   $ 35,921
          2004................................................................    419,632
                                                                                 --------
                  Total.......................................................   $455,553
                                                                                 ========

6. UNREALIZED APPRECIATION (DEPRECIATION)

     Gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 1996, were as follows:

                                                                                   NJ
                                                                               ----------
        Gross unrealized:
          Appreciation......................................................   $2,520,888
          Depreciation......................................................      (68,034)
                                                                               ----------
        Net unrealized appreciation.........................................   $2,452,854
                                                                               ==========

                          NUVEEN TAX-FREE MUTUAL FUNDS

7. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the
Fund:

                           AVERAGE DAILY NET ASSET VALUE                     MANAGEMENT FEE
        -----------------------------------------------------------------------------------
        For the first $125,000,000.........................................      .55 of 1%
        For the next $125,000,000..........................................    .5375 of 1
        For the next $250,000,000..........................................     .525 of 1
        For the next $500,000,000..........................................    .5125 of 1
        For the next $1,000,000,000........................................       .5 of 1
        For net assets over $2,000,000,000.................................     .475 of 1

     From inception of the Trusts on December 13, 1991 through January 31, 1996, the Adviser waived part of its management fees or reimbursed certain expenses of the Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of the Fund, excluding any 12b-1 fees applicable to Class A and Class C. The Adviser has currently agreed to continue its fee waivers and expense reimbursements through July 31, 1996.

     The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

8. COMPOSITION OF NET ASSETS

     At January 31, 1996, there were an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                      NJ
                                                                                  -----------
    Capital paid-in............................................................   $53,051,830
    Balance of undistributed net investment income.............................         8,128
    Accumulated net realized gain (loss) from investment transactions..........      (482,912)
    Net unrealized appreciation of investments.................................     2,452,854
                                                                                  -----------
              Net assets.......................................................   $55,029,900
                                                                                  ===========

9. INVESTMENT COMPOSITION

     The Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At January 31, 1996, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

                                                                                         NJ
                                                                                         ---
    Revenue Bonds:
      Pollution Control..............................................................     13%
      Housing Facilities.............................................................     10
      Health Care Facilities.........................................................      7
      Water/Sewer Facilities.........................................................      5
      Electric Utilities.............................................................      2
      Educational Facilities.........................................................      9
      Transportation.................................................................      8
      Lease Rental Facilities........................................................      3
      Other..........................................................................     12
    General Obligation Bonds.........................................................     19
    Escrowed Bonds...................................................................     12
                                                                                         ---
                                                                                         100%
                                                                                         ===

                          NUVEEN TAX-FREE MUTUAL FUNDS

     Certain long-term and intermediate-term investments owned by the Fund are covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default (47% for New Jersey). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares.

     All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

     For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

                          NUVEEN TAX-FREE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

     Selected data for a Common share outstanding throughout each period is as follows:

                                 INCOME FROM INVESTMENT

                                                                                                                 RATIOS/SUPPLEMENTAL
                                       OPERATIONS                                                                DATA
                               --------------------------                                                        ----------
                                            NET REALIZED        LESS DISTRIBUTIONS
                                                 AND        --------------------------
                   NET ASSET                 UNREALIZED     DIVIDENDS                                  TOTAL      NET ASSETS
                     VALUE        NET        GAIN (LOSS)     FROM NET    DISTRIBUTIONS   NET ASSET   RETURN ON      END OF
                   BEGINNING   INVESTMENT       FROM        INVESTMENT   FROM CAPITAL    VALUE END   NET ASSET    PERIOD (IN
                   OF PERIOD    INCOME++    INVESTMENTS**     INCOME         GAINS       OF PERIOD     VALUE+     THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------
NEW JERSEY
----------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 1/31,
 1996               $ 9.730      $ .519        $  .685        $(.534)       $    --       $10.400       12.63%     $ 10,661
9/6/94 to 1/31/95    10.030        .205          (.209)        (.210)         (.086)        9.730         .02         2,741
CLASS C
Year ended 1/31,
 1996                 9.710        .443           .683         (.456)            --        10.380       11.80         1,065
9/21/94 to 1/31/95    9.770        .159          (.050)        (.169)            --         9.710        1.16           464
CLASS R
Year ended 1/31,
 1996                 9.740        .551           .677         (.558)            --        10.410       12.88        43,304
 1995                10.710        .524          (.886)        (.522)         (.086)        9.740      (3.27)        39,582
 1994                 9.960        .513           .810         (.513)         (.060)       10.710       13.60        36,462
 1993                 9.525        .445           .431         (.441)            --         9.960        9.36        16,208
12/13/91 to
 1/31/92              9.525          --             --            --             --         9.525          --            15
----------------------------------------------------------------------------------------------------------------------------


                                    RATIO OF NET                       RATIO OF NET
                      RATIO OF       INVESTMENT        RATIO OF         INVESTMENT
                     EXPENSES TO      INCOME TO       EXPENSES TO        INCOME TO
                     AVERAGE NET     AVERAGE NET      AVERAGE NET       AVERAGE NET     PORTFOLIO
                    ASSETS BEFORE   ASSETS BEFORE    ASSETS AFTER      ASSETS AFTER     TURNOVER
                    REIMBURSEMENT   REIMBURSEMENT   REIMBURSEMENT++   REIMBURSEMENT++     RATE
------------------
                   <
NEW JERSEY
------------------
CLASS A
Year ended 1/31,
 1996                    1.25%           4.85%            1.00%             5.10%           39%
9/6/94 to 1/31/95        1.31*           5.03*            1.00*             5.34*           32
CLASS C
Year ended 1/31,
 1996                    1.96            4.16             1.75              4.37            39
9/21/94 to 1/31/95       2.00*           4.37*            1.75*             4.62*           32
CLASS R
Year ended 1/31,
 1996                     .98            5.20              .75              5.43            39
 1995                     .89            5.18              .75              5.32            32
 1994                     .98            4.61              .75              4.84            52
 1993                    1.43*           4.28*             .75*             4.96*            9
12/13/91 to
 1/31/92                   --              --               --                --            --
------------------

  * Annualized. For the year ended 1/31/93, the information is based on the period beginning 2/28/92, commencement of operations.

 ** Net of taxes, if applicable (note 1).

  + Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share.

 ++ Reflects the waiver of certain management fees and reimbursement of certain other expenses by the Adviser (note 7).

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Trustees and Shareholders of Nuveen Multistate Tax-Free Trust:

     We have audited the accompanying statement of net assets of Nuveen Multistate Tax-Free Trust (a Massachusetts business trust comprising the Nuveen New Jersey Tax-Free Value Fund), including the portfolio of investments, as of January 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen New Jersey Tax-Free Value Fund as of January 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

                                         ARTHUR ANDERSEN LLP

Chicago, Illinois
March 1, 1996

                                                                         ANNEX C

                                  JULY 1, 1996
                        NUVEEN TAX-FREE BOND FUND, INC.
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information is not a prospectus. A prospectus may be obtained from certain securities representatives, banks and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Funds, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus dated July 1, 1996.

                               TABLE OF CONTENTS

                                                                                             PAGE
                                                                                             ----
Fundamental Policies and Investment Portfolio..............................................    2
Management.................................................................................   24
Investment Adviser and Investment Management Agreement.....................................   27
Portfolio Transactions.....................................................................   28
Net Asset Value............................................................................   29
Tax Matters................................................................................   29
Performance Information....................................................................   34
Additional Information on the Purchase and Redemption of Fund Shares.......................   38
Distribution and Service Plan..............................................................   41
Independent Public Accountants and Custodian...............................................   42

     The audited financial statements for the fiscal year ended February 29, 1996 for the Nuveen New York Tax-Free Value Fund, appearing in the Annual Report of Nuveen Tax-Free Bond Fund, Inc. are incorporated herein by reference. The audited financial statements for that Fund accompany this Statement of Additional Information.

                 FUNDAMENTAL POLICIES AND INVESTMENT PORTFOLIO

FUNDAMENTAL POLICIES

     The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

          (1) Invest in securities other than Municipal Obligations and temporary investments, as those terms are defined in the Prospectus;

          (2) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States government, its agencies and instrumentalities or to the investment of 25% of such Fund's assets;

          (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so;

          (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets;

          (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information;

          (6) Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting;

          (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security;

          (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information;

          (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations;

          (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

          (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information;

          (12) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years;

          (13) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

          (14) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "illiquid" securities (such as non-negotiable CDs) and securities without readily available market quotations;

          (15) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those directors of Nuveen Tax-Free Bond Fund, Inc., or those officers and directors of Nuveen

     Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

     For the purpose of applying the limitations set forth in paragraphs (2) and
(12) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

     Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of a Fund's assets that may be invested in securities insured by any single insurer. It is a fundamental policy of each Fund, which cannot be changed without the approval of the holders of a majority of shares of such Fund, that a Fund will not hold securities of a single bank, including securities backed by a letter of credit of such bank, if such holdings would exceed 10% of the total assets of such Fund.

     The foregoing restrictions and limitations, as well as the Funds' policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

     The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

     Nuveen Tax-Free Bond Fund, Inc. is an open-end diversified management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. Nuveen Tax-Free Bond Fund, Inc. currently has three authorized series with shares outstanding: the Nuveen Massachusetts Tax-Free Value Fund (the "Massachusetts Fund"), the Nuveen New York Tax-Free Value Fund (the "New York Fund") and the Nuveen Ohio Tax-Free Value Fund (the "Ohio Fund"). Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by such matter.

PORTFOLIO SECURITIES

     As described in the Prospectus, each Fund invests primarily in a diversified portfolio of Municipal Obligations that are issued within the Fund's respective state or certain U.S. possessions or territories. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax. Municipal Obligations in which each Fund will primarily invest are issued by that Fund's respective state and cities and local authorities in that state, and bear interest that, in the opinion of bond counsel to the issuer, is exempt from federal income tax and from personal income tax imposed by the respective state.

     The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades ( Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's or S&P, with no fixed percentage limitations on these unrated Municipal Obligations, and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes.

     As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Each Fund will seek to minimize the special risks associated with such securities by not investing more than 10% of its assets in lease obligations that contain non-appropriation clauses, and by only investing in those nonappropriation leases where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required. Lease obligations provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

     Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

PORTFOLIO TRADING AND TURNOVER

     Each Fund will make changes in its investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. A Fund may also engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold, but a Fund will not engage in trading solely to recognize a gain. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. A Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, each Fund's annual portfolio turnover rate is generally not expected to exceed 50%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable, and therefore, a Fund's annual portfolio turnover rate may exceed 50% in particular years depending upon market conditions. The portfolio turnover rates for the Massachusetts Fund, the New York Fund and the Ohio Fund for the fiscal year ended February 29, 1996, were 6%, 47% and 33%, respectively, and for the fiscal year ended February 28, 1995, were 17%, 29% and 28%, respectively.

WHEN-ISSUED SECURITIES

     As described in the Prospectus, each Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Fund will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. A Fund will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Fund reserves the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. A Fund commonly engages in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed delivery transactions in order to manage its operations more effectively.

SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL OBLIGATIONS OF DESIGNATED STATES

     As described in the Prospectus, except for investments in temporary investments, each of the Funds will, at all times, invest all of its net assets in its respective state's Municipal Obligations. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its respective state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in these states. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents.

FACTORS PERTAINING TO MASSACHUSETTS

     As described above, except to the extent the Massachusetts Fund invests in temporary investments, the Massachusetts Fund will invest substantially all of its net assets in Massachusetts Municipal Obligations. The Massachusetts Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Massachusetts Municipal Obligations. Without intending to be complete, the following briefly summarizes the current financial situation, as well as some of the complex factors affecting the financial situation, in the Commonwealth of Massachusetts (the "Commonwealth"). It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Massachusetts. No independent verification has been made of the accuracy or completeness of the following information.

     There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on Commonwealth or local governmental finances generally, will not adversely affect the market value of Massachusetts Obligations in the Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

     Since 1988, there has been a significant slowdown in the Commonwealth's economy, as indicated by a rise in unemployment, a slowing of its per capita income growth and declining state revenues. Since fiscal 1992, the Commonwealth's revenues for state government programs have exceeded expenditures, however, no assurance can be given that lower than expected tax revenues will not resume and continue.

     1996 Fiscal Year Budget. On June 21, 1995, the Governor signed the Commonwealth's budget for fiscal 1996. The fiscal 1996 budget is based on estimated budgeted revenues and other sources of approximately $16.778 billion, which includes fiscal 1996 tax revenues of $11.653 billion. Estimated fiscal 1996 tax revenues are approximately $490 million, or 4.3%, higher than estimated fiscal 1995 tax revenues.

     Fiscal 1996 non-tax revenues are projected to total $5.158 billion, approximately $66 million, or 1.3%, less than fiscal 1995 non-tax revenues of approximately $5.224 billion. Federal reimbursements are projected to decrease by approximately $1 million from approximately $2.970 billion in fiscal 1995 to approximately $2.969 billion in fiscal 1996, primarily as a result of increased reimbursements for Medicare spending, offset by a reduction in reimbursements received in 1995 for one-time Medicare expenses incurred in fiscal 1994 and fiscal 1995. Fiscal 1996 departmental revenues are projected to decline by approximately $94 million, or 7.4%, from approximately $1.273 billion in fiscal 1995 to approximately $1.179 billion in fiscal 1996. Major changes in projected non-tax received for fiscal 1996 include a decline in motor vehicle license and registration fees, reduction of abandoned property revenues and a decrease due to non-recurring revenues received in fiscal 1995 from hospitals and nursing homes as part of Medicare fiscal rate settlements and other reimbursements by municipal hospitals to the state.

     Fiscal 1996 appropriations in the Annual Appropriations Act total approximately $16.847 billion, including approximately $25 million in gubernatorial vetoes overridden by the legislature. In the final supplemental budget for fiscal 1995, approved on August 24, 1995, another $71.1 million of appropriations were continued for use in for 1996.

     As of February 1, 1996, the Governor had signed into law fiscal 1996 supplemental appropriations totalling approximately $23.5 million, including approximately $12.6 million to fund higher education collective bargaining contracts and $5.6 million for the Department of Social Services. These appropriations were offset by approximately $10.4 million in line item reductions, including a reduction of $9.8 million for the state's debt service contract assistance to the MBTA. Both the House and Senate have passed supplemental appropriation bills totalling $64.8 million primarily relating to snow and ice removal costs incurred by both the Commonwealth and cities and towns. The bills are currently awaiting resolution by a conference committee of the House and Senate. On January 26, 1996 and February 9, 1996, the Governor filed additional supplemental appropriation bills totalling approximately $7.3 million for costs relating to prison overcrowding relief as well as reimbursement costs associated with a court settlement. No action has been taken on these bills by either branch of the Legislature.

     As of May 28, 1996, fiscal 1996 projected spending is approximately $16.963 billion, including approximately $153.2 million reserved for contingencies. Projected revenues are approximately $16.851 billion. The fiscal 1996 tax revenue projection is $11.684 billion, which represents an increase of approximately $80 million from the earlier estimate, based upon tax revenue collections through April, 1996.

     The fiscal 1996 budget is based on numerous spending and revenue estimates the achievement of which cannot be assured.

     1995 Fiscal Year. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1995 were approximately $16.387 billion, approximately $837 million, or 5.4%, above fiscal 1994 revenues of $15.550 billion. Estimated fiscal 1995 tax revenues collections were approximately $11.163 billion, approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $10.151 billion and $544 million, or 5.2%, above fiscal year tax revenues of $10.607 billion.

     Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million, or 4.7% above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with an operating gain of $134 million and an ending fund balance of $726 million.

     On February 10, 1995, the Governor signed into law certain reforms to the Commonwealth's program for Aid to Families with Dependent Children ("AFDC") which take effect on July 1, 1995, subject to federal approval of certain waivers. The revised program reduces AFDC benefits to able bodied recipients by 2.75%, while allowing them to keep a larger portion of their earned wages, requires approximately 22,000 able-bodied parents of school-aged children to work or perform community service for 20 hours per week and requires approximately 16,000 recipients who have children between the ages of two and six to participate in an education or training program or perform community service. The plan also establishes a pilot program for up to 2,000 participants that offers tax credits and wage subsidies to employers who hire welfare recipients. Parents who find employment will be provided with extended medical benefits and day care benefits for up to one year. The plan mandates paternal identification, expands funding for anti-fraud initiatives, and requires parents on AFDC to immunize their children. Parents who are disabled, caring for a disabled child, have a child under the age of two, or are teen-agers living at home and attending high school, will continue to receive cash assistance. Since most provisions of the new law do not take effect until July 1, 1995, the Executive Office for Administration projects that the reforms will not materially affect fiscal 1995 public assistance spending. The fiscal 1995 expenditure estimate of $16.449 billion includes $247.8 million appropriated to fund the Commonwealth's public assistance programs for the last four months of fiscal 1995. The Commonwealth is currently evaluating the new law's impact on fiscal 1996 projected spending for public assistance programs.

     On November 8, 1994, the voters in the statewide general election approved an initiative petition that would slightly increase the portion of the gasoline tax revenue credited to the Highway Fund, one of the Commonwealth's three major budgetary funds, prohibit the transfer of money from the Highway Fund to other funds for non-highway purposes and not permit including the Highway Fund balance in the computation "consolidated net surplus" for purposes of state finance laws. The initiative petition also provides that no more than 15% of gasoline tax revenues may be used for mass transportation purposes, such as expenditures related to the Massachusetts Bay Transit Authority. The Executive Office of Administration and Finance is analyzing the effect, if any, this initiative petition, which became law on December 8, 1994, may have on the fiscal 1995 budget and it currently does not expect it to have any materially adverse impact. This is not a constitutional amendment and is subject to amendment or repeal by the Legislature, which may also, notwithstanding the terms of the petition, appropriate moneys from the Highway Fund in such amounts and for such purposes as it determines, subject only to a constitutional restriction that such moneys be used for highways or mass transit purposes.

     1994 Fiscal Year. Fiscal 1994 tax revenue collections were approximately $10.607 billion, $87 million below the Department of Revenue's fiscal year 1994 tax revenue estimate of $10.694 billion and $677 million above fiscal 1993

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tax revenues of $9.930 billion. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1994 were approximately $15.550 billion. Total revenues and other sources increased by approximately 5.7% from fiscal 1993 to fiscal 1994 while tax revenues increased by 6.8% for the same period. Budgeted expenditures and other uses of funds in fiscal 1994 were approximately $15.523 billion, which is $826.5 million or approximately 5.6% higher than fiscal 1993 budgeted expenditures and other uses.

     As of June 30, 1994, the Commonwealth showed a year-end cash position of approximately $757 million, as compared to a projected position of $599 million.

     In June, 1993, the Legislature adopted and the Governor signed into law comprehensive education reform legislation. This legislation required an increase in expenditures for education purposes above fiscal 1993 base spending of $1.288 billion of approximately $175 million in fiscal 1994. The Executive Office for Administration and Finance expects the annual increases in expenditures above the fiscal 1993 base spending of $1.288 billion to be approximately $396 million in fiscal 1995, $625 million in fiscal 1996 and $868 million in fiscal 1997. Additional annual increases are also expected in later fiscal years. The fiscal 1995 budget as signed by the Governor includes $896 million in appropriations to satisfy this legislation.

     1993 Fiscal Year. The Commonwealth's budgeted expenditures and other uses were approximately $14.696 billion in fiscal 1993, which is approximately $1.280 billion or 9.6% higher than fiscal 1992 expenditures and other uses. Final fiscal 1993 budgeted expenditures were $23 million lower than the initial July 1992 estimates of fiscal 1993 budgeted expenditures. Budgeted revenues and other sources for fiscal 1993 totalled approximately $14.710 billion, including tax revenues of $9.930 billion. Total revenues and other sources increased by approximately 6.9% from fiscal 1992 to fiscal 1993, while tax revenues increased by 4.7% for the same period. Overall, fiscal 1993 ended with a surplus of revenues and other sources over expenditures and other uses of $13.1 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $562.5 million. After payment in full of the distribution of local aid to the Commonwealth's cities and towns ("Local Aid") and the retirement of short term debt, the Commonwealth showed a year end cash position of approximately $622.2 million, as compared to a projected position of $485.1 million.

     1992 Fiscal Year. The Commonwealth's budgeted expenditures and other uses were approximately $13.4 billion in fiscal 1992, which is $238.7 million or 1.7% lower than fiscal 1991 budgeted expenditures. Final fiscal 1992 budgeted expenditures were $300 million more than the initial July 1991 estimates of budgetary expenditures, due in part to increases in certain human services programs, including an increase of $268.7 million for the Medicaid program and $50.0 million for mental retardation consent decree requirements. Budgeted revenues and other sources for fiscal 1992 totalled approximately $13.7 billion (including tax revenues of approximately $9.5 billion), reflecting an increase of approximately 0.7% from fiscal 1991 to 1992 and an increase of 5.4% in tax revenues for the same period. Overall, fiscal 1992 is estimated to have ended with an excess of revenues and other sources over expenditures and other uses of $312.3 million. After payment in full of Local Aid in the amount of $514.0 million due on June 30, 1992, retirement of the Commonwealth's outstanding commercial paper (except for approximately $50 million of bond anticipation notes) and certain other short term borrowings, as of June 30, 1992, the end of fiscal 1992, the Commonwealth showed a year-end cash position of approximately $731 million, as compared with the Commonwealth's cash balance of $182.3 million at the end of fiscal 1991.

     1991 Fiscal Year. Budgeted expenditures for fiscal 1991 were approximately $13.659 billion, as against budgeted revenues and other sources of approximately $13.634 billion. The Commonwealth suffered an operating loss of approximately $21.2 million. Application of the adjusted fiscal 1990 fund balances of $258.3 million resulted in a fiscal 1991 budgetary surplus of $237.1 million. State law requires that approximately $59.2 million of the fiscal year ending balances of $237.1 million be placed in the Stabilization Fund, a reserve from which funds can be appropriated (i) to make up any difference between actual state revenues in any fiscal year in which actual revenues fall below the allowable amount,
(ii) to replace state and local losses by federal funds or (iii) for any event, as determined by the legislature, which threatens the health, safety or welfare of the people or the fiscal stability of the Commonwealth or any of its political subdivisions.

     Upon taking office in January 1991, the new Governor proposed a series of legislative and administrative actions, including withholding of allotments under Section 9C of Chapter 29 of the General Laws, intended to eliminate the projected deficits. The new Governor's review of the Commonwealth's budget indicated projected spending of approximately $14.1 billion with an estimated $850 million in budget balancing measures that would be needed prior to the close of fiscal 1991. At that time, estimated tax revenues were revised to approximately $8.8 billion, $903 million less than was estimated at the time the fiscal 1991 budget was adopted. The Legislature adopted a number of the Governor's recommendations and the Governor took certain administrative actions not requiring legislative approval, including the adoption of a state employee furlough program. It is estimated by the Commonwealth that spending

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reductions achieved through savings initiatives and withholding of allotments total approximately $484.3 million in aggregate for fiscal 1991. However, these savings and reductions may be impacted negatively by litigation pursued by third parties concerning the Governor's actions under Section 9C of Chapter 29 of the General Laws and with regard to the state employee furlough program.

     In addition, the new administration in May 1991 filed an amendment to its Medicaid state plan that enables it to claim 50% federal reimbursement on uncompensated care payments for certain hospitals in the Commonwealth. As a result, in fiscal 1991, the Commonwealth obtained additional non-tax revenues in the form of federal reimbursements equal to approximately $513 million on account of uncompensated care payments. This reimbursement claim was based upon recent amendments of federal law contained in the Omnibus Budget Reconciliation Act of 1990 and, consequently, on relatively undeveloped federal laws, regulations and guidelines. At the request of the federal Health Care Financing Administration, the Office of Inspector General of the United States Department of Health and Human Services has commenced an audit of the reimbursement. The administration, which had reviewed the matter with the Health Care Financing Administration prior to claiming the reimbursement, believes that the Commonwealth will prevail in the audit. If the Commonwealth does not prevail, the Commonwealth would have the right to contest an appeal, but could be required to pay all or part of Medicaid reimbursements with interest and to have such amount deducted from future reimbursement payments.

     Employment. Reversing a trend of relatively low unemployment during the early and mid 1980's, the Massachusetts unemployment rate beginning in 1990 increased significantly to where the Commonwealth's unemployment rate exceeded the national unemployment rate. During 1990, the Massachusetts unemployment rate increased from 4.5% in January to 6.1% in July to 6.7% in August. During 1991, the Massachusetts unemployment rate averaged 9.0% while the average United States unemployment rate was 6.7%. The Massachusetts unemployment rate during 1992 averaged 8.5% while the average United States unemployment rate was 7.4%. Since 1993, the average monthly unemployment rate has declined steadily. The Massachusetts unemployment rate in February 1996 was 5.0%, as compared with the United States unemployment rate of 5.5% for the same period. Other factors which may significantly and adversely affect the employment rate in the Commonwealth include reductions in federal government spending on defense-related industries. Due to this and other considerations, there can be no assurance that unemployment in the Commonwealth will not increase in the future.

     Debt Ratings. S&P currently rates the Commonwealth's uninsured general obligation bonds at A+. At the same time, S&P currently rates state and agency notes at SP1. From 1989 through 1992, the Commonwealth had experienced a steady decline in its S&P rating, with its decline beginning in May 1989, when S&P lowered its rating on the Commonwealth's general obligation bonds and other Commonwealth obligations from AA+ to AA and continuing a series of further reductions until March 1992, when the rating was affirmed at BBB.

     Moody's currently rates the Commonwealth's uninsured general obligation bonds at A1. From 1989 through 1992, the Commonwealth had experienced a steady decline in its rating by Moody's since May 1989. In May 1989, Moody's lowered its rating on the Commonwealth's notes from MIG-1 to MIG-2, and its rating on the Commonwealth's commercial paper from P-1 to P-2. On June 21, 1989, Moody's reduced the Commonwealth's general obligation rating from Aa to A. On November 15, 1989, Moody's reduced the rating on the Commonwealth's general obligations from A to Baa1, and on March 9, 1990, Moody's reduced the rating of the Commonwealth's general obligation bonds from Baa1 to Baa. There can be no assurance that these ratings will continue.

     In recent years, the Commonwealth and certain of its public bodies and municipalities have faced serious financial difficulties which have affected the credit standing and borrowing abilities of Massachusetts and its respective entities and may have contributed to higher interest rates on debt obligations. The continuation of, or an increase in, such financial difficulties could result in declines in the market values of, or default on, existing obligations including Massachusetts Obligations in the Fund. Should there be during the term of the Fund a financial crisis relating to Massachusetts, its public bodies or municipalities, the market value and marketability of all outstanding bonds issued by the Commonwealth and its public authorities or municipalities including the Massachusetts Obligations in the Fund and interest income to the Fund could be adversely affected.

     Total Bond and Note Liabilities. The total general obligation bond indebtedness of the Commonwealth (including Dedicated Income Tax Debt and Special Obligation Debt) as of April 1, 1996 was approximately $10.093 billion. There were also outstanding approximately $240 million in general obligation notes and other short term general obligation debt. The total bond and note liabilities of the Commonwealth as of April 1, 1996, including guaranteed bond and contingent liabilities was approximately $13.818 billion.

     Debt Service. During the 1980s, capital expenditures were increased substantially, which has had a short term impact on the cash needs of the Commonwealth and also accounts for a significant rise in debt service during that

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period. In November, 1988, the Executive Office for Administration and Finance
established an administrative limit on state-financed capital spending in the Capital Projects Fund of $925 million per fiscal year. Capital expenditures were $847.0 million, $694.1 million, $575.9 million, $760.6 million and $902.2 million in fiscal 1991, fiscal 1992, fiscal 1993, fiscal 1994 and fiscal 1995, respectively. Commonwealth-financed capital expenditures are projected to be approximately $894.0 million in fiscal 1996. Debt service expenditures for fiscal 1991, fiscal 1992, fiscal 1993, fiscal 1994 and fiscal 1995 were $942.3 million, $898.3 million, $1,140 billion, $1.149 billion, and $1.230 billion, respectively, and are projected to be approximately $1.196 billion for fiscal 1996. The amounts represented do not include debt service on notes issued to finance certain Medicare-related liabilities, certain debt service contract assistance payment to Massachusetts Bay Transportation Authority ($205.9 million projected in fiscal 1996), the Massachusetts Convention Center ($24.6 million projected in fiscal 1996), the Massachusetts Government Land Bank ($6 million projected in fiscal 1996), the Massachusetts Water Pollution Abatement Trust ($16.6 million projected in fiscal 1996) and grants to municipalities under the school building assistance program to defray a portion of the debt service costs on local school bonds ($174.5 million projected in fiscal 1996).

     In January 1990, legislation was passed to impose a limit on debt service beginning in fiscal 1991, providing that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt (excluding the Fiscal Recovery Bonds). The percentage of total appropriations expended from the budgeted operating funds for debt service (excluding debt service on Fiscal Recovery Bonds) for fiscal 1994 is 5.6% which is projected to increase to 5.9% in fiscal 1995.

     Certain Liabilities. Among the material future liabilities of the Commonwealth are significant unfunded general liabilities of its retirement systems and a program to fund such liabilities; a program whereby, starting in 1978, the Commonwealth began assuming full financial responsibility for all costs of the administration of justice within the Commonwealth; continuing demands to raise aggregate aid to cities, towns, schools and other districts and transit authorities above current levels; and Medicaid expenditures which have increased each year since the program was initiated. The Commonwealth has signed consent decrees to continue improving mental health care and programs for the mentally retarded in order to meet federal standards, including those governing receipt of federal reimbursements under various programs, and the parties in those cases have worked cooperatively to resolve the disputed issues.

     As a result of comprehensive legislation approved in January, 1988, the Commonwealth is required, beginning in fiscal 1989 to fund future pension liabilities currently and to amortize the Commonwealth's unfunded liabilities over 40 years. The funding schedule must provide for annual payments in each of the ten years ending fiscal 1998 which are at least equal to the total estimated pay-as-you-go pension costs in each year. As a result of this requirement, the funding requirements for fiscal 1995, 1996, 1997 and 1998 are estimated to be increased to approximately $959.9 million, $1.007 billion, $1.061 billion and $1.128 billion, respectively.

     Litigation. The Commonwealth is engaged in various lawsuits involving environmental and related laws, including an action brought on behalf of the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to enforce the clean-up of Boston Harbor. The MWRA, successor in liability to the Metropolitan District Commission, has assumed primary responsibility for developing and implementing a court-approved plan for the construction of the treatment facilities necessary to achieve compliance with federal requirements. Under the Clean Water Act, the Commonwealth may be liable for costs of compliance in these or any other Clean Water cases if the MWRA or a municipality is prevented from raising revenues necessary to comply with a judgment. The MWRA currently projects that the total cost of construction of the treatment facilities required under the court's order is approximately $3.557 billion in current dollars, with approximately $1.046 billion to be spent on or after June 30, 1995. On October 18, 1995, the court entered an order which reduced the MWRA'S obligation to build certain additional secondary treatment facilities, which is estimated by the MWRA will save ratepayers approximately $165 million.

     The Department of Public Welfare has been sued for the alleged unlawful denial of personal care attendant services to certain disabled Medicaid recipients. The Superior Court has denied the plaintiff's motion for preliminary injunction and has also denied the plaintiff's motion for class certification. If the plaintiffs were to prevail on their claims and the Commonwealth were required to provide all of the services sought by the plaintiffs to all similarly situation persons, it would substantially increase the annual cost to the Commonwealth if these services are eventually required. The Department of Public Welfare currently estimates this increase to be as much as $200 million per year.

     There are also actions pending in which recipients of human services benefits, such as welfare recipients, the mentally retarded, the elderly, the handicapped, children, residents of state hospitals and inmates of corrections institutions, seek expanded levels of services and benefits and in which providers of services to such recipients challenge the rates at which they are reimbursed by the Commonwealth. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

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     In 1995, the Spaulding Rehabilitation Hospital ("Spaulding") filed an action to enforce an agreement to acquire its property by eminent domain in connection with the Central Artery/Third Harbor Tunnel Project. If successful, Spaulding could recover the fair market value of its property in addition to its relocation costs with respect to its personal property. The Commonwealth estimates its potential liability at approximately $50 million.

     The Commonwealth faces an additional potential liability of approximately $40 million in connection with a taking by the Massachusetts Highway Department related to the relocation of Northern Avenue in Boston.

     In addition there are several tax matters in litigation which could result in significant refunds to taxpayers if decisions unfavorable to the Commonwealth are rendered. In BayBank, et al. v. Commissioner of Revenue, the banks challenge the inclusion of income from tax exempt obligations in the measure of the bank excise tax. The Appellate Tax Board issued findings of fact and a report in favor of the Commissioner of Revenue on September 30, 1993. The case is pending before the Supreme Judicial Court. The potential liability is approximately $55 million, including similarly situated banks and tax years after 1990.

     In National Association of Government Employees v. Commonwealth, the Superior Court declared that a line item in the Commonwealth's general appropriations act for fiscal 1994 that increased the state employees' percentage share of their group health insurance premiums from 10% to 15% violated the terms of several collective bargaining agreements, and therefore was invalid under the United States Constitution as regards employees covered by the agreements. On February 9, 1995, the Supreme Judicial Court vacated the Superior Court's decision and declared that the fiscal 1994 line item did not violate the contracts clause. In June, 1995, the United States Supreme Court denied the plaintiff's writ of certiorari. Several other unions have filed a companion suit asserting that the premium increase similarly violated other collective bargaining agreements. The latter suit is in its initial stages. Prior to the Supreme Judicial Court's decision, the Commonwealth's aggregate liability is estimated to be approximately $32 million.

     A variety of other civil suits pending against the Commonwealth may also affect its future liabilities. There include challenges to the Commonwealth's allocation of school aid under Section 9C of Chapter 29 of the General Laws and to adopt a state employee furlough program. No prediction is possible as to the ultimate outcome of these proceedings.

     On March 22, 1995, the Supreme Judicial Court held in Perini Corporation v. Commission of Revenue that certain deductions from the net worth measure of the Massachusetts corporate excise tax violate the Commerce Clause of the United States Constitution. On October 2, 1995, the United States Supreme Court denied the Commonwealth's petition for writ of certiorari. The Department of Revenue estimates that tax revenues in the amount of $40 to $55 million may be abated as a result of the Supreme Judicial Court's decision.

     Many factors, in addition to those cited above, do or may have a bearing upon the financial condition of the Commonwealth, including social and economic conditions, many of which are not within the control of the Commonwealth.

     Expenditure and Tax Limitation Measures. Limits have been established on state tax revenues by legislation approved by the Governor on October 25, 1986 and by an initiative petition approved by the voters on November 4, 1986. The Executive Office for Administration and Finance currently estimates that state tax revenues will not reach the limit imposed by either the initiative petition or the legislative enactment in fiscal 1992.

     Proposition 2 1/2, passed by the voters in 1980, led to large reductions in property taxes, the major source of income for cities and towns and large increases in state aid to offset such revenue losses. According to the Executive Office for Administration and Finance, all of the 351 cities and towns have now achieved a property tax level of no more than 2.5% of full property values. Under the terms of Proposition 2 1/2, the property tax levy can now be increased annually for all cities and towns, almost all by 2.5% of the prior fiscal year's tax levy plus 2.5% of the value of new properties and of significant improvements to property. Legislation has also been enacted providing for certain local option taxes. A voter initiative petition approved at the statewide general election in November, 1990 further regulates the distribution of Local Aid of no less than 40% of collections from individual income taxes, sales and use taxes, corporate excise taxes, and the balance of the state lottery fund. If implemented in accordance with its terms (including appropriation of the necessary funds), the petition as approved would shift several hundred million dollars to direct Local Aid.

     Other Tax Measures. To provide revenue to pay debt service on both the deficit and Medicaid-related borrowings and to fund certain direct Medicaid expenditures, legislation was enacted imposing an additional tax on certain types of personal income for 1989 and 1990 taxable years at rates of 0.375% and 0.75%, respectively, effectively raising the tax rate of 1989 from 5% to 5.375% and for 1990 to 5.75%. Recent legislation has effectively further increased tax rates to 5.95% for tax year 1990 to 6.25% for tax year 1991 and returning to 5.95% for tax year 1992 and subsequent tax years.

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The tax is applicable to all personal income except income derived from dividends, capital gains, unemployment compensation, alimony, rent, interest, pensions, annuities and IRA/Keogh distributions. The income tax rate on other interest (excluding interest on obligations of the United States and of the Commonwealth and its subdivisions), dividends and net capital gains (after a 50% reduction) was increased from 10% to 12% for tax year 1990 and subsequent years, by recently enacted legislation.

     Estate Tax Revisions. The fiscal 1993 budget included legislation which gradually phases out the current Massachusetts estate tax and replaces it with a "sponge tax" in 1997. The "sponge tax" is based on the maximum amount of the credit for state taxes allowed for federal estate tax purposes. The estate tax is phased out by means of annual increases in the basic exemption from the current $200,000 level. The exemption is increased to $300,000 for 1993, $400,000 for 1994, $500,000 for 1995 and $600,000 for 1996. In addition, the legislation includes a full marital deduction starting July 1, 1994. Currently the marital deduction is limited to 50% of the Massachusetts adjusted gross estate. The static fiscal impact of the phase out of the estate tax was estimated to be approximately $24.8 million in fiscal 1994 and is estimated to be approximately $72.5 million in fiscal 1995.

     Other Issuers of Massachusetts Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the Commonwealth that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the Commonwealth. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Massachusetts Obligations.

FACTORS PERTAINING TO NEW YORK

     As described above, except to the extent the New York Fund invests in temporary investments, the New York Fund will invest substantially all of its assets in New York Municipal Obligations. The New York Fund is therefore susceptible to political, economic or regulatory factors affecting New York State and governmental bodies within New York State. Some of the more significant events and conditions relating to the financial situation in New York are summarized below. The following information provides only a brief summary of the complex factors affecting the financial situation in New York, is derived from sources that are generally available to investors and is believed to be accurate. It is based on information drawn from official statements and prospectuses issued by, and other information reported by, the State of New York (the "State"), by its various public bodies (the "Agencies"), and by other entities located within the State, including the City of New York (the "City"), in connection with the issuance of their respective securities.

     There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held in the portfolio of the New York Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

     (1) The State: The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City. The State has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

     Slowdown of Regional Economy. A national recession commenced in mid-1990. The downturn continued throughout the State's 1990-91 fiscal year and was followed by a period of weak economic growth during the 1991 and 1992 calendar years. For calendar year 1993, the economy grew faster than in 1992, but still at a very moderate rate as compared to other recoveries. Moderate economic growth continued in calendar year 1994. Economic growth slowed within New York during 1995 as the expansion of the national economy moderated. The State has forecasted a slowdown in the expansion of the State's economy in 1996. Economic recovery started considerably later in the State than in the nation as a whole, the State's economic growth continues to lag behind the nation's, due in part to a significant retrenchment in the banking and financial services industries, downsizing by major corporations, cutbacks in defense spending, and an oversupply of office buildings. Many uncertainties exist in forecasts of both the national and

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State economies and there can be no assurance that the State's economy will perform at a level sufficient to meet the State's projections of receipts and disbursements.

     1996-97 Fiscal Year. The Governor issued a proposed Executive Budget for the 1996-97 fiscal year (the "Proposed Budget") on December 15, 1995, which projected a balanced general fund and receipts and disbursements of $31.3 billion and $31.2 billion, respectively. As of June 10, 1996, the State legislature had not yet enacted, nor had the Governor and the legislature reached an agreement on, the budget for the 1996-97 fiscal year which commenced on April 1, 1996. The Governor and the State's legislature have agreed on or proposed a series of short-term stopgap spending measures to fund State payrolls and advances to certain municipalities and certain State programs. The delay in the enactment of the budget may negatively affect certain proposed actions and reduce projected savings.

     The Proposed Budget and the 1996-97 Financial Plan provide for the closing of a projected $3.9 billion budget gap in the 1996-97 fiscal year by cost-containment savings in social welfare programs, savings from State agency restructurings, decreasing the level of some categories of local aid, new revenue measures and a reduction in the number of state employees. Up to $1.3 billion of gap closing measures by the State are dependent upon federal actions with respect to the Medicaid program that have not been enacted due to the federal budget impact. The Governor has proposed that, depending upon the ultimate form of Medicaid relief provided to the states, any resulting gap would be filled through a combination of increased revenues, additional cuts in spending for social services, and so-called "one shot" sources of revenue or cost savings.

     The Proposed Budget and the 1996-97 Financial Plan may be impacted negatively by uncertainties relating to the economy and tax collections. In particular, should the national economy grow more slowly than forecasted by the State, revenues received by the State would be adversely affected. In addition, proposed retroactive changes to the federal tax treatment of capital gains would flow through to the State and could significantly reduce tax receipts.

     1995-96 Fiscal Year. The Governor announced on April 3, 1996 that the State ended its 1994-95 fiscal year with an operating surplus of approximately $445 million. The State Legislature enacted the State's 1995-96 fiscal year budget on June 7, 1995, more than two months after the start of that fiscal year. As of January 19, 1996, the updated 1995-96 State Financial Plan (the "Plan") projected total general fund receipts and disbursements each of $32.7 billion representing reductions in receipts and disbursements of $144 million and $103 million, respectively, from the amounts set forth in the 1995-96 budget. The Plan projected for a General Fund balance of approximately $172 million at the close of the 1995-96 fiscal year.

     1994-95 Fiscal Year. The State ended the 1994-95 fiscal year with a General Fund balance of approximately $158 million.

     Future Fiscal Years. There can be no assurance that the State will not face substantial potential budget gaps in the future resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements. The Governor's budget for fiscal year 1996-97 projects that budget gaps of $1.4 billion and $2.5 billion may need to be closed for fiscal years 1997-98 and 1998-99, respectively.

     Indebtedness. As of March 31, 1995, the total amount of long-term State general obligation debt authorized but unissued stood at $1.8 billion. As of the same date, the State had approximately $5.2 billion in general obligation bonds, including $149 million in bond anticipation notes outstanding.

     The State originally projected that its borrowings for capital purposes during the State's 1995-96 fiscal year would consist of $248 million in general obligation bonds and bond anticipation notes and $186 million in general obligation commercial paper. The Legislature authorized the issuance of up to $33 million in certificates of participation in pools of leases for equipment and real property to be utilized by State agencies in fiscal year 1995-96. The Governor's budget for fiscal year 1996-97 projects approximately $400 million of borrowings by the state for capital purposes. The projections of the State regarding its borrowings for any fiscal year are subject to change if actual receipts fall short of State projections or if other circumstances require.

     In June 1990, legislation was enacted creating the New York Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 30, 1995, LGAC has issued its bonds to provide net proceeds of $4.7 billion completing the program.

     Financing of capital programs by other public authorities of the State is also obtained from lease-purchase and contractual-obligation financing arrangements, the debt service for which is paid from State appropriations. As of March 31, 1995, there were $18 billion of such other financing arrangements outstanding and additional financings of

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this nature by public authorities. In addition, certain agencies had issued and outstanding approximately $7.0 billion of "moral obligation financings" as of March 31, 1995, which are to be repaid from project revenues. While there has never been a default on moral obligation debt of the State, the State would be required to make up any shortfall in debt service.

     Ratings. Moody's rating of the State's general obligation bonds stood at A on January 24, 1996, and S&P's rating stood at A- with a positive outlook, on January 24, 1996, an improvement from S&P's stable outlook from February 1994 through April 1993 and negative outlook prior to April 1993. Previously, Moody's lowered its rating to A on June 6, 1990, its rating having been A1 since May 27, 1986. S&P lowered its rating from A to A- on January 13, 1992. S&P's previous ratings were A from March 1990 to January 1992, AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987.

     Moody's maintained its A rating and S&P continued its A- rating in connection with the State's issuance of $116 million of general obligation bonds in January 1996.

     (2) The City and the Municipal Assistance Corporation ("MAC"): The City accounts for approximately 40% of the State's population and personal income, and the City's financial health affects the State in numerous ways.

     In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among other actions, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and four-year financial plans (the financial plans also apply to certain City-related public agencies).

     In recent years, the rate of economic growth in the City slowed substantially as the City's economy entered a recession. While by some measures the City's economy may have begun to recover, a number of factors, including poor performance by the City's financial services companies, may prevent a significant improvement in the City's economy and may in fact negatively impact upon the City's finances by reducing tax receipts. The City Comptroller has issued reports concluding that the recession of the City's economy may be ending, but there is little prospect of any significant improvement in the near term.

     Fiscal Year 1997 and the 1996-1999 Financial Plan. On January 31, 1996, the Mayor released his preliminary $31 billion budget for fiscal year 1997, which included $2.0 billion of deficit reduction measures. The Mayor is seeking a $750 million reduction in mandated welfare and Medicaid expenditures from the State and a $643 million reduction in expenditures by City agencies and the Board of Education ("BOE") budget. The Mayor has also received from MAC for $125 million in fiscal year 1996 in return for a commitment by the City to cut projected City spending by $125 million in fiscal year 1997 and each of the next three fiscal years. On May 9, 1996, the Mayor released a revised fiscal year 1997 budget of $32.7 billion that would reduce overall spending from fiscal year 1996 and impose $1.1 billion of budget cuts on City agencies. The revised budget reduces reliance on savings in welfare and Medicaid expenditures by $250 million and restores $300 million of proposed tax cuts, including a recommended four year extension of the City surcharge on personal income taxes.

     The City Council has not yet approved the Mayor's revised fiscal year 1997 budget, although a tentative agreement on the budget was announced on June 10, 1996.

     The 1996-1999 Financial Plan (the "Plan"), as revised in May 1996, projected budget gaps of $1.4 billion and $2.3 billion for fiscal years 1998 and 1999, respectively. The 1996-1999 Financial Plan (the "Plan"), as revised in May 1996 by the Mayor, projected budget gaps of $1.4 and $2.3 billion for fiscal years 1998 and 1999, respectively. The forecasted budget shortfall in fiscal year 2000 could be as much as $2.9 million. The City Comptroller and State Comptroller have each warned that the fiscal year 1997 budget includes significant revenue risks. The State Comptroller has expressed concern that projected budget gaps for fiscal years 1999 and 2000 are each in excess of $2 billion despite the City's significant cost-cutting efforts.

     The amount of gap closing measures requiring State action set forth in the Plan is well in excess of proposed assistance to the City outlined in the Governor's Proposed Budget. Due to the continuing federal budget impasse, the City cannot be assured that its assumptions regarding the amount of federal aid or the impact of changes in federal law upon its operations or tax receipts. An extended delay by the State in adopting its 1996-97 fiscal year budget or in the adoption of the federal budget would negatively impact upon the City's financial condition and ability to close budget gaps for fiscal years 1997 and thereafter.

     The Mayor was required to submit an executive budget for fiscal year 1997 to the City Council in late April 1996. Due to continuing uncertainties related to the amount of State and federal aid, the City Council extended the date by which the Mayor was to submit such executive budget.

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     Given the foregoing, there can be no assurance that the City will continue to maintain a balanced budget during fiscal year 1997 or thereafter, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

     Pursuant to State law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and the imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval of City financial plans, proposed borrowings and certain contracts.

     The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections during its 1996-97 fiscal year or subsequent years, such developments could result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets for the 1997-98 or future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.

     The City projections set forth in the Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing of any regional and local economic recovery, the absence of wage increases in excess of the increases assumed in its financial plan, employment growth, provision of State and Federal aid and mandate relief, State legislative approval of future State budgets, levels of education expenditures as may be required by State law, adoption of future City budgets by the New York City Council, approval by the Governor or the State Legislature and the cooperation of MAC with respect to various other actions proposed in the Plan and changes in federal tax law.

     The City's ability to maintain a balanced operating budget is dependent on whether it can implement necessary service and personnel reduction programs successfully. As discussed above, the City must identify additional expenditure reductions and revenue sources to achieve balanced operating budgets for fiscal year 1997 and thereafter. Any such proposed expenditure reductions will be difficult to implement because of their size and the substantial expenditure reductions already imposed on City operations in recent years.

     Attaining a balanced budget is also dependent upon the City's ability to market its securities successfully in the public credit markets. On May 3, 1996, the Mayor announced a $1 billion reduction in City capital spending over a five year period through fiscal year 2000. The City's financing program for fiscal years 1996 through 1999 contemplates capital spending of $14.1 billion, which will be financed through issuance of general obligation bonds, Water Authority Revenue Bonds and Covered Organization obligations, and will be used primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. The City's financing program assumes the receipt of approximately $1 billion from the sale of City's sewer and water systems. However, the City Comptroller has obtained a court order blocking such sale, which the City is appealing. In the event such appeal is unsuccessful the City would be required to reduce capital spending during the next four years or find additional sources of funds in such amount. A significant portion of such bond financing is used to reimburse the City's general fund for capital expenditures already incurred. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The terms and success of projected public sales of City general obligation bonds and notes will be subject to prevailing market conditions at the time of the sale, and no assurance can be given that the credit markets will absorb the projected amounts of public bond and note sales. In addition, future developments concerning the City and public discussion of such developments, the City's future financial needs and other issues may affect the market for outstanding City general obligation bonds and notes. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures.

     Absent appropriate legislative relief, the City may also face limitations on its borrowing capacity after 1998 under the State's Constitution that will prevent it from borrowing additional funds, as a result of the decrease in real estate values within the City. The inability to finance capital improvements would increase the City's budget gaps in later years or require it to significantly curtail capital spending which would lead to a deterioration in the City's infrastructure and ability to deliver services.

     The City is a defendant in a significant number of lawsuits and is subject to numerous claims and investigations, including, but not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While

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the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out its financial plan. As of June 30, 1995, the City estimated its potential future liability on outstanding claims to be $2.5 billion.

     On January 30, 1995, Robert L. Schulz and other defendants commenced a federal district court action seeking among other matters to cancel the issuance on January 31, 1995 of $659 million of City bonds. While the federal courts have rejected requests for temporary restraining orders and expedited appeals, the case is still pending. The City has indicated that it believes the action to be without merit as it relates to the City, but there can be no assurance as to the outcome of the litigation and an adverse ruling or the granting of a permanent injunction would have a negative impact on the City's financial condition and its ability to fund its operations.

     Fiscal Year 1996. New York City adopted its fiscal year 1996 budget in June, 1995 and submitted its Financial Plan for the 1996 fiscal year to the Control Board on July 11, 1995. The fiscal 1996 budget and Financial Plan originally provided for spending of $31.4 billion and closed a budget gap of $3.1 billion. However, in January 1996 additional unexpected budget gaps totaling approximately $760 million were identified in the fiscal 1996 budget. The widening of the budget gap for fiscal year 1996 resulted from shortfalls in tax revenues and State and federal aid and the failure to achieve Medicaid, welfare and other savings at the levels projected. The City has undertaken a number of actions to close the recently discovered gap, including additional agency cuts, refinancing of MAC debt, the proposed sale of the City's parking meters and the proposed sale of approximately $250 million of uncollected tax liens. The City Comptroller has questioned whether the City will be able to close the remaining budget gap for fiscal year 1996 prior to fiscal year-end on June 30, 1996 and has criticized certain gap-closing measures as being at the expense of future revenues.

     Fiscal Years 1991 through 1995. The City achieved balanced operating results in accordance with generally accepted accounting principles for fiscal years 1991 through 1995. The City was required to close substantial budget gaps in these fiscal years in order to maintain balanced operating results.

     Ratings. As of the date of this prospectus, Moody's rating of the City's general obligation bonds stood at Baa1 and S&P's rating stood at A-. On February 11, 1991, Moody's had lowered its rating from A.

     On March 1, 1996, Moody's confirmed its Baa1 rating in connection with a scheduled March 1996 sale of $1.3 billion of the City's general obligation bonds but indicated that it would review such rating for a possible downgrade following adoption of the City's 1997 fiscal year budget. S&P also confirmed its rating of the City's general obligation bonds in connection with such general obligation bond issue in March 1996.

     In January 1995, in response to the City's plan to borrow $120 million to refund debt due in February without imposing additional cuts in the fiscal 1995 budget, S&P's placed the City on negative credit watch. In late May 1996, S&P confirmed the City's rating citing improvements in the revised fiscal year 1997 budget. Any rating decrease would negatively affect the marketability of the City's bonds and significantly increase the City's financing costs.

     On October 12, 1993, Moody's increased its rating of the City's issuance of $650 million of Tax Anticipation Notes ("TANs") to MIG-1 from MIG-2. Prior to that date, on May 9, 1990, Moody's revised downward its rating on outstanding City revenue anticipation notes from MIG-1 to MIG-2 and rated the $900 million notes then being sold MIG-2. S&P's rating of the October 1993 TANs issue increased to SP-1 from SP-2. Prior to that date, on April 29, 1991, S&P revised downward its rating on City revenue anticipation notes from SP-1 to SP-2.

     As of December 31, 1995, the City and MAC had, respectively, $24.4 billion and $4.0 billion of outstanding net long-term indebtedness.

     (3) The State Agencies: Certain Agencies of the State have faced substantial financial difficulties which could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions, which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies. Moreover, it is expected that the problems faced by these Agencies will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies. Such default, if it were to occur, would be likely to have a significant adverse affect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

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     As of September 30, 1994, the State reported that eighteen Agencies each had outstanding debt of $100 million or more and an aggregate of $70.3 billion of outstanding debt, some of which was state-supported, state-related debt.

     (4) State Litigation: The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the constitutionality or the adequacy and effectiveness of a variety of significant social welfare programs primarily involving the State's mental hygiene programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.

     The State is also engaged in a variety of claims wherein significant monetary damages are sought. Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of approximately six million acres of land, as well as compensatory and punitive damages.

     (5) Other Municipalities: Certain localities in addition to New York City could have financial problems leading to requests for additional State assistance. The potential impact on the State of such actions by localities is not included in projections of State receipts and expenditures in the State's 1994-95 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State (other than New York City) was approximately $17.7 billion. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for State financing at the close of their fiscal year ending in 1993. In December 1995, in reaction to continuing financial problems, the Troy Municipal Assistance Corp., which was created in 1995, imposed a 1996 budget plan upon Troy, New York. Troy MAC had been expected to refinance $35 million of revenue bonds issued by Troy, for which Troy lacks resources to fund debt service. Such revenue bonds have not to date been refinanced. A similar municipal assistance corporation has also been established for Newburgh. In addition, several other smaller New York cities, including Utica, Rome, Schenectady and Niagara Falls have faced continuing budget deficits, as federal and state aid and local tax revenues have declined while government expenses have increased. The financial problems being experienced by the State's smaller urban centers place additional strains upon the State's financial condition at a time when the State is struggling with its own budget gaps.

     Certain proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures. In addition, proposed changes in the treatment of capital gains for federal income tax purposes could reduce tax receipts of the state and city. If the State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the Fund, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect certain localities and require increasing State assistance in the future.

     However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

     General. Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1994 is 11,102,000.

     While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the

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economy, with over half the State's area devoted to farming and approximately
16% of total employment in agribusiness.

     In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last five years the State rates were below the national rates (4.8% versus 5.6% in 1995. The unemployment rate and its effects vary among geographic areas of the State.

     There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

     State Finances. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

     Key biennium-ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization Fund (BSF, a cash and budgetary management fund). June 30, 1991 ending fund balances were $135.3 million (GRF) and $300 million (BSF).

     The next biennium, 1992-1993 presented significant challenges to state finances, successfully addressed. To allow time to resolve certain budget differences, an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the BSF to the GRF in FY 1992.

     Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected -- and then timely addressed -- an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF; and adjustments were made in the timing of certain tax payments.

     A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF.

     None of the spending reductions were applied to appropriations needed for debt service on or lease rentals relating to any State obligations.

     The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF (which had an April 3, 1996 balance of over $828 million).

     The GRF appropriations act for the 1995-96 biennium was passed on June 28, 1995 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act.

     Debt. The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

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     By 14 constitutional amendments, the last adopted in 1995, Ohio voters have authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At April 3, 1996, $892 million (excluding certain highway bonds payable primarily from highway use charges) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($39.6 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($805.4 million outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($47.2 million outstanding, with no more than $50 million to be issued in any one year).

     The electors approved in November 1995 a constitutional amendment that extends the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizes additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million highway obligation authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

     Common resolutions are pending in both houses of the General Assembly that would submit a constitutional amendment relating to certain other aspects of State debt. The proposal would authorize, among other things, the issuance of State general obligation debt for a variety of purposes with debt service on all State general obligation debt and GRF-supported obligations not to exceed 5% of the preceding fiscal year's GRF expenditures.

     The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $4.8 billion of which was outstanding or awaiting delivery at April 3, 1996.

     A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

     A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

     The House has adopted a resolution that would submit to the electors a constitutional amendment prohibiting the General Assembly from imposing a new tax or increasing an existing tax unless approved by a three-fifths vote of each house or by a majority vote of the electors. It cannot be predicted whether required Senate concurrence to submission will be received.

     State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

     Debt Rating. The outstanding State tax supported bonds are currently rated "Aa" by Moody's and "AAA" (highway obligations) and "AA" by S&P, and the outstanding State bonds issued by the Ohio Public Facilities Commission and Ohio Building Authority are rated "A1" by Moody's and "A+" by S&P.

     Schools and Municipalities. Local school districts in Ohio receive a major portion (state-wide aggregate of approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 120 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State appealed and a court of appeals reversed the trial court's findings for plaintiff districts. The case is now pending on appeal in the Ohio Supreme Court. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled

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$94.5 million for 27 districts (including $75 million for one) in FY 1993, $41.1 million for 28 districts in FY 1994, and $71.1 million for 29 districts in FY 1995.

     Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 23 cities and villages; for 19 of them the fiscal situation was resolved and the procedures terminated.

     Property Taxes. At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

     Litigation. According to recent State official statements, the State is a party to various legal proceedings seeking damages or injunctive or other relief and generally incidental to its operations. The ultimate disposition of those proceedings is not determinable.

CONSIDERATIONS RELATING TO FINANCIAL FUTURES AND OPTION CONTRACTS

     As described in the Prospectus, each of the Funds may purchase and sell financial futures contracts, options on financial futures or related options for the purpose of hedging its portfolio securities against declines in the value of such securities, and to hedge against increases in the cost of securities the Fund intends to purchase. To accomplish such hedging, a Fund may take an investment position in a futures contract or in an option which is expected to move in the opposite direction from the position being hedged. Futures or options utilized for hedging purposes would either be based on an index of long-term Municipal Obligations (i.e., those with remaining maturities averaging 20-30 years) or relate to debt securities whose prices are anticipated by Nuveen Advisory to correlate with the prices of the Municipal Obligations owned by a Fund. The sale of financial futures or the purchase of put options on financial futures or on debt securities or indexes is a means of hedging against the risk that the value of securities owned by a Fund may decline on account of an increase in interest rates, and the purchase of financial futures or of call options on financial futures or on debt securities or indexes is a means of hedging against increases in the cost of the securities a Fund intends to purchase as a result of a decline in interest rates. Writing a call option on a futures contract or on debt securities or indexes may serve as a hedge against a modest decline in prices of Municipal Obligations held in a Fund's portfolio, and writing a put option on a futures contract or on debt securities or indexes may serve as a partial hedge against an increase in the value of Municipal Obligations a Fund intends to acquire. The writing of such options provides a hedge to the extent of the premium received in the writing transaction. Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Funds require that transactions in futures and options on futures be engaged in only for bona-fide hedging purposes, and that no such transactions may be entered into by a Fund if the aggregate initial margin deposits and premiums paid by that Fund exceeds 5% of the market value of the Fund's assets. A Fund will not purchase futures unless it has segregated cash, government securities or high grade liquid debt equal to the contract price of the futures less any margin on deposit, or unless the long futures position is covered by the sale of a put option. A Fund will not sell futures unless the Fund owns the instruments underlying the futures or owns options on such instruments or owns a portfolio whose market price may be expected to move in tandem with the market price of the instruments or index underlying the futures. In addition, each Fund is subject to the tax requirement that less than 30% of its gross income may be derived from the sale or disposition of securities held for less than three months. With respect to its engaging in transactions involving the purchase or writing of put and call options on debt securities or indexes, a Fund will not purchase such options if more than 5% of its assets would be invested in the premiums for such options, and it will only write "covered" or "secured" options, wherein the securities or cash required to be delivered upon exercise are held by a Fund, with such cash being maintained in a segregated account. These requirements and limitations may limit a Fund's ability to engage in hedging transactions.

     Description of Financial Futures and Options. A futures contract is a contract between a seller and a buyer for the sale and purchase of specified property at a specified future date for a specified price. An option is a contract that gives the holder of the option the right, but not the obligation, to buy (in the case of a call option) specified property from, or to sell (in the case of a put option) specified property to, the writer of the option for a specified price during a specified period prior to the option's expiration. Financial futures contracts and options cover specified debt securities (such as U.S. Treasury securities) or indexes designed to correlate with price movements in certain categories of debt securities. At least one exchange trades futures contracts on an index designed to correlate with the long-term municipal bond market. Financial futures contracts and options on financial futures contracts are traded on exchanges regulated by the CFTC. Options on certain financial instruments and financial indexes are traded in securities markets regulated by the Securities and Exchange Commission. Although futures contracts and options on specified financial instruments call for settlement by delivery of the financial instruments covered by the contracts, in most cases positions in these contracts are closed out in cash by entering into offsetting, liquidating or closing transactions. Index futures and options are designed for cash settlement only.

     Risks of Futures and Options Transactions. There are risks associated with the use of futures contracts and options for hedging purposes. Investment in futures contracts and options involves the risk of imperfect correlation between movements in the price of the futures contract and options and the price of the security being hedged. The hedge will not be fully effective where there is imperfect correlation between the movements in the two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund will experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. Further, even where perfect correlation between the price movements does occur, a Fund will sustain a loss at least equal to the commissions on the financial futures transaction. To compensate for imperfect corrections, the Funds may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Funds may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

     Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contract can result in substantial unrealized gains or losses. Because the Funds will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Funds or decreases in the price of securities the Funds intend to acquire.

     The Funds expect to liquidate a majority of the financial futures contracts they enter into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. In such situations, if a Fund has sufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively and may expose the Fund to risk of loss. The Funds will enter into a futures position only if, in the judgment of Nuveen Advisory, there appears to be an actively traded secondary market for such futures contracts.

     The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved the daily limit on a number of consecutive trading days.

     The successful use of transactions in futures also depends on the ability of Nuveen Advisory to forecast the direction and extent of interest rate movements within a given time frame. To the extent these prices remain stable during the period in which a futures contract is held by a Fund or moves in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     The ability of each of the Funds to engage in transactions in futures contracts may be limited by the tax requirement that it have less than 30% of its gross income derived from the sale or other disposition of stock or securities held for less than three months. Gain from transactions in futures contracts will be taxable to a Fund's shareholders partially as short-term and partially as long-term capital gain.

TEMPORARY INVESTMENTS

     The Prospectus discusses briefly the ability of each Fund to invest a portion of its assets in federally tax-exempt or taxable "temporary investments." Temporary investments will not exceed 20% of any Fund's assets except when made for defensive purposes. The Funds will invest only in taxable temporary investments that are either U.S. Government securities or are rated within the highest grade by Moody's or S&P, and mature within one year from the date of purchase or carry a variable or floating rate of interest.

     The Funds may invest in the following federally tax-exempt temporary investments:

          Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

          Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

          Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

          Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

          Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

          Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

     While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and each Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

     The Funds may also invest in the following taxable temporary investments:

          U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

           -- Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

           -- Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

           -- Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

          U.S. Government Agencies Securities -- Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal

     Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

          Certificates of Deposit (CDs) -- A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

          Commercial Paper -- Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

          Other Corporate Obligations -- The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

          Repurchase Agreements -- A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Funds might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Funds may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. A Fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

RATINGS OF INVESTMENTS

     The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security of principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

     The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have an extremely strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of "A" describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

     Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from the Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

                                   MANAGEMENT

     The management of Nuveen Tax-Free Bond Fund, Inc., including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Directors. Currently there are six directors, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and four of whom are "disinterested persons." The names and business addresses of the directors and officers of Nuveen Tax-Free Bond Fund, Inc. and their principal occupations and other affiliations during the past five years are set forth below, with those directors who are "interested persons" indicated by an asterisk.

                                         POSITIONS AND                            PRINCIPAL OCCUPATIONS
    NAME AND ADDRESS         AGE      OFFICES WITH FUNDS                         DURING PAST FIVE YEARS
-------------------------    ---     ---------------------    -------------------------------------------------------------
Timothy R. Schwertfeger*     47      Chairman of the Board    Chairman (since July 1, 1996) and Director, formerly
  333 West Wacker Drive              and Director             Executive Vice President of The John Nuveen Company (since
  Chicago, IL 60606                                           March 1992) and of John Nuveen & Co. Incorporated; Chairman
                                                              (since July 1, 1996) and Director (since October 1, 1992) of
                                                              Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.
Anthony T. Dean*             51      President and            President (since July 1, 1996) and Director, formerly
  333 West Wacker Drive              Director                 Executive Vice President of The John Nuveen Company (since
  Chicago, IL 60606                                           March 1992) and of John Nuveen & Co. Incorporated; President
                                                              (since July 1, 1996) and Director (since October 1, 1992) of
                                                              Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.
Lawrence H. Brown            61      Director                 Retired (August 1989) as Senior Vice President of The
  201 Michigan Avenue                                         Northern Trust Company.
  Highwood, IL 60040
Anne E. Impellizzeri         63      Director                 President and Chief Executive Officer of Blanton-Peale,
  3 West 29th Street                                          Institutes of Religion and Health (since December 1990);
  New York, NY 10001                                          prior thereto, Vice President of New York City Partnership
                                                              (from 1987 to 1990).
Margaret K. Rosenheim        69      Director                 Helen Ross Professor of Social Welfare Policy, School of
  969 East 60th Street                                        Social Service Administration, University of Chicago.
  Chicago, IL 60637
Peter R. Sawers              63      Director                 Adjunct Professor of Business and Economics, University of
  22 The Landmark                                             Dubuque, Iowa; Adjunct Professor, Lake Forest Graduate School
  Northfield, IL 60093                                        of Management, Lake Forest, Illinois (since January 1992);
                                                              prior thereto, Executive Director, Towers Perrin Australia
                                                              (management consultant); Chartered Financial Analyst;
                                                              Certified Management Consultant.
William M. Fitzgerald        32      Vice President           Vice President of Nuveen Advisory Corp. (since December
  33 West Wacker Drive                                        1995); Assistant Vice President of Nuveen Advisory Corp.
  Chicago, Illinois 60606                                     (from September 1992 to December 1995), prior thereto
                                                              Assistant Portfolio Manager of Nuveen Advisory Corp. (from
                                                              June 1988 to September 1992).
Kathleen M. Flanagan         49      Vice President           Vice President of John Nuveen & Co. Incorporated.
  333 West Wacker Drive
  Chicago, IL 60606
J. Thomas Futrell            40      Vice President           Vice President of Nuveen Advisory Corp.
  333 West Wacker Drive
  Chicago, IL 60606
Steven J. Krupa              38      Vice President           Vice President of Nuveen Advisory Corp.
  333 West Wacker Drive
  Chicago, IL 60606
Anna R. Kucinskis            50      Vice President           Vice President of John Nuveen & Co. Incorporated.
  333 West Wacker Drive
  Chicago, IL 60606
Larry W. Martin              44      Vice President and       Vice President (since September 1992), Assistant Secretary
  333 West Wacker Drive              Assistant Secretary      and Assistant General Counsel of John Nuveen & Co.
  Chicago, IL 60606                                           Incorporated; Vice President (since May 1993) and Assistant
                                                              Secretary of Nuveen Advisory Corp; Vice President (since May
                                                              1993) and Assistant Secretary (since January 1992) of Nuveen
                                                              Institutional Advisory Corp.; Assistant Secretary of The John
                                                              Nuveen Company (since February 1993).
O. Walter Renfftlen          56      Vice President and       Vice President and Controller of The John Nuveen Company
  333 West Wacker Drive              Controller               (since March 1992), John Nuveen & Co. Incorporated, Nuveen
  Chicago, IL 60606                                           Advisory Corp. and Nuveen Institutional Advisory Corp.
Thomas C. Spalding, Jr.      44      Vice President           Vice President of Nuveen Advisory Corp. and Nuveen
  333 West Wacker Drive                                       Institutional Advisory Corp.; Chartered Financial Analyst.
  Chicago, IL 60606
H. William Stabenow          61      Vice President and       Vice President and Treasurer of The John Nuveen Company
  333 West Wacker Drive              Treasurer                (since March 1992), John Nuveen & Co. Incorporated, Nuveen
  Chicago, IL 60606                                           Advisory Corp. and Nuveen Institutional Advisory Corp. (since
                                                              January 1992).
James J. Wesolowski          45      Vice President and       Vice President, General Counsel and Secretary of The John
  333 West Wacker Drive              Secretary                Nuveen Company (since March 1992), John Nuveen & Co.
  Chicago, IL 60606                                           Incorporated, Nuveen Advisory Corp. and Nuveen Institutional
                                                              Advisory Corp.
Gifford R. Zimmerman         39      Vice President and       Vice President (since September 1992), Assistant Secretary
  333 West Wacker Drive              Assistant Secretary      and Assistant General Counsel of John Nuveen & Co.
  Chicago, IL 60606                                           Incorporated; Vice President (since May 1993) and Assistant
                                                              Secretary of Nuveen Advisory Corp.; Vice President (since May
                                                              1993) and Assistant Secretary (since January 1992) of Nuveen
                                                              Institutional Advisory Corp.

     Timothy R. Schwertfeger and Margaret K. Rosenheim serve as members of the Executive Committee of the Board of Directors. The Executive Committee, which meets between regular meetings of the Board of Directors, is authorized to exercise all of the powers of the Board of Directors.

     The directors of Nuveen Tax-Free Bond Fund, Inc. are also directors or trustees, as the case may be, of 18 other Nuveen open-end fund portfolios and 53 Nuveen closed-end funds.

     The following table sets forth compensation paid by Nuveen Tax-Free Bond Fund, Inc. during the fiscal year ended February 29, 1996 to each of the directors. The Nuveen Tax-Free Bond Fund, Inc. has no retirement or pension plans. The officers and directors affiliated with Nuveen serve without any compensation from the Nuveen Tax-Free Bond Fund, Inc.

                                                                                                         TOTAL COMPENSATION
                                                                                        AGGREGATE          FROM THE FUND
                                                                                      COMPENSATION        AND FUND COMPLEX
                                  NAME OF DIRECTOR                                    FROM THE FUND     PAID TO DIRECTORS(1)
------------------------------------------------------------------------------------  -------------     --------------------
Richard J. Franke*..................................................................     $     0              $      0
Timothy R. Schwertfeger.............................................................           0                     0
Lawrence H. Brown...................................................................       1,255                55,500
Anne E. Impellizzeri................................................................       1,255                63,000
John E. O'Toole.....................................................................       1,031                47,000
Margaret K. Rosenheim...............................................................       1,378(2)             62,322(3)
Peter R. Sawers.....................................................................       1,255                55,500

---------------

 *  Mr. Franke retired as of June 30, 1996.

(1) The directors of the Nuveen Tax-Free Bond Fund, Inc. are directors or trustees, as the case may be, of 21 Nuveen open-end funds and 53 Nuveen closed-end funds.

(2) Includes $161 in interest earned on deferred compensation from prior years.

(3) Includes $1,572 in interest earned on deferred compensation from prior years.

     Each director who is not affiliated with Nuveen or Nuveen Advisory receives a $45,000 annual retainer for serving as a director or trustee of all funds for which Nuveen Advisory serves as investment adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends. The annual retainer, fees and expenses are allocated among the funds for which Nuveen Advisory serves as investment adviser on the basis of relative net asset sizes. The Funds require no employees other than their officers, all of whom are compensated by Nuveen.

     On June 5, 1996, the officers and directors of Nuveen Tax-Free Bond Fund, Inc. as a group owned less than 1% of the outstanding shares of each Fund. The following table sets forth the percentage ownership of each person who, as of June 5, 1996, owned of record or was known by Nuveen Tax-Free Bond Fund, Inc. to own of record or beneficially 5% or more of any class of shares of a Fund.

                 NAME OF FUND AND CLASS                          NAME AND ADDRESS OF OWNER          PERCENTAGE OF OWNERSHIP
---------------------------------------------------------  -------------------------------------    -----------------------
Massachusetts Fund
  Class A Shares.........................................  Smith Barney Inc.                                  4.64%
                                                             00148920601
                                                             388 Greenwich Street
                                                             New York, NY 10013
                                                           Alex Brown & Sons Incorporated                     5.89%
                                                             FBO 252-09790-10
                                                             PO Box 1346
                                                             Baltimore, MD 21203
                                                           MFSC FEBO # OC8-412740                             5.83%
                                                             Barbara Polverari
                                                             PO Box 30
                                                             Springfield, MA 01090
Massachusetts Fund
  Class C Shares.........................................  Hudson & Matson                                   18.69%
                                                             39 Greggs Rd.
                                                             Sutton, MA 01590-1015
                                                           Swastika Sengupta                                 11.06%
                                                             23 Loumar Dr., #2
                                                             Pittsfield, MA 01201-5932
                                                           Anthony Macolini                                   6.96%
                                                             17 Nossdale Rd.
                                                             Jamaica Plain, MA 02130-3022
                                                           Charles G. Allen, Jr. TR.                          6.39%
                                                           UA MAR 05 54
                                                           UW Flora A. Generess
                                                           FBO Charles G. Allen, Jr. et al.
                                                           221 James St., #65
                                                           Barre, MA 01005-8805
                                                           Mary W. Melville                                   5.16%
                                                             4 Paul Revere Rd.
                                                             Worcester, MA 01609-1210
New York Fund
  Class A Shares.........................................  BHC Securities, Inc.                               7.65%
                                                           ATTN: Mutual Funds
                                                             One Commerce Square
                                                             2005 Market St., Ste. 1200
                                                             Philadelphia, PA 19103-7042
                                                           Donaldson Lufkin Jenrette Securities               7.04%
                                                             Corporation Inc.
                                                             P.O. Box 2052
                                                             Jersey City, NJ 07303-9998
New York Fund
  Class C Shares.........................................  Katherine C. Hinton &                             15.63%
                                                           Lorin W. Lyle
                                                           JT TEN WROS NOT TC
                                                           100 LaSalle St., Apt. 11F
                                                           New York, NY 10027-4738
                                                           Carol Wieder                                      13.36%
                                                             315 Vista Dr.
                                                             Jericho, NY 11753-2808
                                                           Ceila W. Bugenhagen &                              8.04%
                                                           Kenneth Bugenhagen
                                                           JT TEN WROS NOT TC
                                                           552 Forest Edge Dr.
                                                           East Amherst, NY 14051-2468
                                                           Adam S. Katz &                                     6.67%
                                                           Karen Katz
                                                           JT TEN WROS NOT TC
                                                           2276 Merrick Ave.
                                                           Merrick, NY 11566
                                                           Carol P. & Yale Rosen Tr.                          5.47%
                                                           UA DCT 16 95
                                                           Carol P. Rosen Living Trust
                                                           854 Oakland Ct.
                                                           North Bellmore, NY 11710-1018
New York Fund
  Class R Shares.........................................  BHC Securities, Inc.                               9.25%
                                                           ATTN: Mutual Funds
                                                             One Commerce Square
                                                             2005 Market St., Ste. 1200
                                                             Philadelphia, PA 19103-7042

                 NAME OF FUND AND CLASS                          NAME AND ADDRESS OF OWNER          PERCENTAGE OF OWNERSHIP
---------------------------------------------------------  -------------------------------------    -----------------------
Ohio Fund
  Class A Shares.........................................  Ann Zlatoper                                       8.26%
                                                             100 Windrush Dr.
                                                             Chagrin Falls, OH 44022-6843
Ohio Fund
  Class C Shares.........................................  Timothy L. Horn                                   14.86%
                                                             2109 Fishinger Rd.
                                                             Columbus, OH 43221-1246
                                                           Milo L. Renz                                      10.24%
                                                             119 Cardinal Drive
                                                             Bryan, OH 43506
                                                           NFSC FEBO # A7D-559865                            10.09%
                                                           ADCO Distributors, Inc.
                                                           ATTN: Barry Adelman
                                                           221 Cherry, N.E.
                                                           Canton, OH 44702

             INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

     Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers Nuveen Tax-Free Bond Fund Inc.'s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as directors or officers if elected to such positions. See "Management of the Funds" in the Prospectus.

     Pursuant to an investment management agreement between Nuveen Advisory and Nuveen Tax-Free Bond Fund, Inc., each Fund has agreed to pay an annual management fee at the rates set forth below:

                                     AVERAGE DAILY NET ASSET VALUE                            MANAGEMENT FEE
            --------------------------------------------------------------------------------  --------------
            For the first $125 million......................................................    .5500 of 1%
            For the next $125 million.......................................................    .5375 of 1%
            For the next $250 million.......................................................    .5250 of 1%
            For the next $500 million.......................................................    .5125 of 1%
            For the next $1 billion.........................................................    .5000 of 1%
            For net assets over $2 billion..................................................    .4750 of 1%

     In order to prevent total operating expenses (including Nuveen Advisory's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) from exceeding .75 of 1% of the average daily net asset value of any class of shares of each Fund for any fiscal year, Nuveen Advisory has agreed to waive all or a portion of its management fees or reimburse certain expenses of each Fund. Nuveen Advisory may also voluntarily agree to reimburse additional expenses from time to time, which voluntary reimbursements may be terminated at any time in its discretion. For the last three fiscal years, the Funds paid net management fees to Nuveen Advisory as follows:

                                                         MANAGEMENT FEES NET OF EXPENSE                  FEE WAIVERS AND
                                                          REIMBURSEMENT PAID TO NUVEEN              EXPENSE REIMBURSEMENTS FOR
                                                          ADVISORY FOR THE YEAR ENDED                     THE YEAR ENDED
                                                    ----------------------------------------     --------------------------------
                                                     2/28/94        2/28/95        2/29/96       2/28/94     2/28/95     2/29/96
                                                    ----------     ----------     ----------     -------     -------     --------
Massachusetts Fund................................  $  320,135     $  370,394     $  366,859     $37,413     $17,319     $ 59,879
New York Fund.....................................     688,156        786,847        852,809      34,007       4,556       29,700
Ohio Fund.........................................     831,787        873,409        914,277       6,228       3,524       42,592
Total For All Funds...............................   1,840,078      2,030,650      2,133,945      77,648      25,399      132,171

     As discussed in the Prospectus, in addition to the management fees of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of Nuveen Tax-Free Bond Fund Inc.'s general administrative expenses allocated in proportion to the net assets of each Fund.

     Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter. Founded in 1898, Nuveen is the oldest and largest investment banking firm specializing in the underwriting and distribution of tax-exempt securities and maintains the largest research department in the investment banking community devoted exclusively to the analysis of municipal securities. In 1961, Nuveen began sponsoring the Nuveen Tax-Exempt Unit Trust and since that time has issued more than $36 billion in tax-exempt unit trusts, including over $12 billion in tax-exempt insured unit trusts. In addition, Nuveen open-end and closed-end funds held approximately $31 billion in tax-exempt securities under management as of the date of this Statement. Over 1,000,000 individuals have invested to date in Nuveen's tax-exempt funds and trusts. Nuveen is a subsidiary of The John Nuveen

Company which, in turn, is approximately 80% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

     Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Research Department, the largest in the investment banking industry devoted exclusively to tax-exempt securities. Nuveen's Research Department was selected in 1994 by Research & Ratings Review, a municipal industry publication, as one of the leading research teams in the municipal industry, based on an extensive industry-wide poll of portfolio managers, department heads and bond buyers. The Nuveen Research Department reviews more than $100 billion in tax-exempt bonds every year.

     The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interest of Fund shareholders are placed before the interest of Nuveen personnel in connection with personal investment transactions.

                             PORTFOLIO TRANSACTIONS

     Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of each Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

     The Funds expect that all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Directors.

     Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients, which may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Board of Directors that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

     Under the Investment Company Act of 1940, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of a Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Directors, including a majority of the directors who are not interested persons of the Funds.

                                NET ASSET VALUE

     As stated in the Prospectus, the net asset value of the shares of each Fund will be determined separately for each class of a Fund's shares by The Chase Manhattan Bank, N.A., the Funds' Custodian, as of 4:00 p.m. Eastern Time on each day on which the New York Stock Exchange (the "Exchange") is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding. The annual distribution fee to which Class C shares are subject is accrued each day as a liability of the Fund with respect to the Class C shares, and accordingly reduces the net asset value of those shares.

     In determining net asset value for each of the Funds, the Funds' custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the directors. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which constitute a majority of the securities held by these Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general supervision of the Board of Directors.

                                  TAX MATTERS

FEDERAL INCOME TAX MATTERS

     The following discussion of federal income tax matters is based upon the advice of Fried, Frank, Harris, Shriver and Jacobson, Washington, D.C., counsel to the Funds.

     As described in the Prospectus, each Fund intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, a Fund must derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities and (ii) certain options, futures, or forward contracts (the "short-short test"). Third, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

     As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) "its net tax-exempt interest" (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities.

For federal income tax purposes, the tax basis of shares owned by a shareholder of the fund will be increased by an amount equal under current law to 65% of the amount of undistributed capital gains included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

     Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investment in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes. See "Fundamental Policies and Investment Portfolio -- Portfolio Securities."

     Distributions by each Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the United States Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares.1 If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders, in cash or in additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

     If any of the Funds engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

     Because the taxable portion of each Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deduction for corporations. Prior to purchasing shares in one of the Funds, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by each Fund (and received by the shareholders) on December 31.

---------------

1 If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

     The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum marginal rate of 28%, while short-term capital gains and other ordinary income will be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. All or a portion of a sales load paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales load pursuant to the reinvestment or exchange privilege. Any disregarded portion of such load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gain made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

     In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year). The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

     If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

     Among the requirements that a Fund must meet in order to qualify under Subchapter M in any year is that less than 30% of its gross income must be derived from the sale or other disposition of securities and certain other assets held for less than three months.

     Because the Funds may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in one of the Funds.

     Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

     In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax exempt, is included in calculating a corporation's adjusted current earnings.

     Tax-exempt income, including exempt-interest dividends paid by the Fund, will be added to the taxable income of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

     The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to back-up withholding.

     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Funds and their shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

STATE TAX MATTERS

     The following state tax information applicable to each Fund or its shareholders is based upon the advice of each Fund's special state tax counsel, and represents a summary of certain provisions of each state's tax laws presently in effect. The state tax information below assumes that each Fund qualifies as a regulated investment company for federal income tax purposes under Subchapter M of the Code, and that the amounts so designated by each Fund to its shareholders qualify as "exempt-interest dividends" under Section 852(b)(5) of the Code. These provisions are subject to change by legislative or administrative action, which may be applied retroactively to Fund transactions. You should consult your own tax adviser for more detailed information concerning state taxes to which you may be subject.

NUVEEN MASSACHUSETTS TAX-FREE VALUE FUND

     Individual shareholders of the Massachusetts Fund who are subject to Massachusetts income taxation will not be required to include that portion of their federally tax-exempt dividends in Massachusetts gross income which the Massachusetts Fund clearly identifies as directly attributable to interest earned on Municipal Obligations issued by governmental authorities in Massachusetts and which are specifically exempted from income taxation in Massachusetts; provided that such portion is identified in a written notice mailed to the shareholders of the Massachusetts Fund not later than sixty days after the close of the Massachusetts Fund's tax year. Also, the individual shareholders of the Massachusetts Fund will not be required to include in gross income interest earned on obligations of United States possessions and territories to the extent interest earned on such obligations is exempt from taxation by the states pursuant to federal law.

     Similarly, such shareholders will not be required to include in Massachusetts gross income capital gain dividends designated by the Massachusetts Fund to the extent such dividends are attributable to gains derived from Municipal Obligations issued by Massachusetts governmental authorities and are specifically exempted from income taxation in Massachusetts, provided that such dividends are identified in a written notice mailed to the shareholders of the Massachusetts Fund not later than sixty days after the close of the Massachusetts Fund's tax year. Lastly, any dividends of the Massachusetts Fund attributable to interest on U.S. obligations exempt from state taxation and included in Federal gross income will not be included in Massachusetts gross income if identified by the Massachusetts Fund in a written notice mailed to shareholders within sixty days after the close of the Massachusetts Fund's tax year. Massachusetts shareholders will be required to include all remaining dividends in their Massachusetts income.

     To the extent not otherwise exempted from Massachusetts income taxation as provided above, the Massachusetts Fund's long-term capital gains for federal income tax purposes will be taxed as long-term capital gains to the individual shareholders of the Massachusetts Fund for purposes of Massachusetts income taxation. Massachusetts shareholders will be required to recognize any taxable gain or loss that is recognized for federal income tax purposes upon an exchange or redemption of their shares.

     If a shareholder of the Massachusetts Fund is a Massachusetts business corporation or any foreign business corporation which exercises its charter, qualifies to do business, actually does business or owns or uses any part of its capital, plant or other property in Massachusetts, then it will be subject to Massachusetts excise taxation either as a tangible property corporation or as an intangible property corporation. If the corporate shareholder is a tangible property corporation, it will be taxed upon its net income allocated to Massachusetts and the value of certain tangible property. If it is an intangible property corporation, it will be taxed upon its net income and net worth allocated to Massachusetts. Net income is gross income less allowable deductions for federal income tax purposes, subject to specified modifications. Dividends received from the Massachusetts Fund are includable in gross income and generally may not be deducted by a corporate shareholder in computing its net income. The corporation's shares in the Massachusetts Fund are not includable in the computation of the tangible property base of a tangible property corporation, but are includable in the computation of the net worth base of an intangible property corporation.

     Shares of the Massachusetts Fund will be includable in the Massachusetts gross estate of a deceased individual shareholder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

     Shares of the Massachusetts Fund will be exempt from local property taxes in Massachusetts.

NUVEEN NEW YORK TAX-FREE VALUE FUND

     Individual shareholders of the New York Fund who are subject to New York State (or New York City) personal income taxation will not be required to include in their New York adjusted gross income that portion of their exempt-interest dividends (as determined for federal income tax purposes) which the New York Fund clearly identifies as directly attributable to interest earned on Municipal Obligations issued by governmental authorities in New York ("New York Municipal Obligations") and which are specifically exempted from personal income taxation in New York State (or New York City), or interest earned on obligations of United States possessions or territories to the extent interest earned on such obligations is exempt from taxation by the states pursuant to federal law. Distributions to individual shareholders of dividends derived from interest that does not qualify as an exempt-interest dividend (as determined for federal income tax purposes), distributions of exempt-interest dividends (as determined for federal income tax purposes) which are derived from interest earned on Municipal Obligations issued by governmental authorities in states other than New York State, and distributions derived from interest earned on federal obligations will be included in their New York adjusted gross income as ordinary income.

     Distributions to individual shareholders of the New York Fund of capital gain dividends (as determined for federal income tax purposes) will be included in their New York adjusted gross income as long-term capital gains. Distributions to individual shareholders of the New York Fund of dividends derived from any net income received from taxable temporary investments and any net short-term capital gains realized by the New York Fund will be included in their New York adjusted gross income as ordinary income. Present New York law taxes long-term capital gains at the rates applicable to ordinary income.

     Gain or loss, if any, resulting from an exchange or redemption of shares of the New York Fund that is recognized by individual shareholders of the New York Fund for federal income tax purposes will be recognized for purposes of New York State (or New York City) personal income taxation.

     Generally, corporate shareholders of the New York Fund which are subject to New York State franchise taxation (or New York City general corporation taxation) will be taxed upon their entire net income, business and investment capital, or at a flat rate minimum tax. Entire income will include dividends received from the New York Fund (as determined for federal income tax purposes), as well as any gain or loss recognized from an exchange or redemption of shares of the New York Fund that is recognized for federal income tax purposes. Investment capital will include the corporate shareholder's shares of the New York Fund. Corporate shareholders of the New York Fund, which are subject to the temporary metropolitan transportation surcharge, will be required to pay a tax surcharge on the franchise taxes imposed by New York State.

     Shareholders of the New York Fund will not be subject to New York City unincorporated business taxation solely by reason of their ownership of shares of the New York Fund. If a shareholder of the New York Fund is subject to the New York City unincorporated business tax, income and gains derived from the New York Fund will be subject to such tax, except for exempt-interest dividends (as determined for federal income tax purposes) which the New York Fund clearly identifies as directly attributable to interest earned on New York Municipal Obligations.

     Shares of the New York Fund will be exempt from local property taxes in New York State and New York City, but will be includible in the New York gross estate of a deceased individual shareholder who is a resident of New York for purposes of the New York Estate Tax.

NUVEEN OHIO TAX-FREE VALUE FUND

     The Ohio Fund is not subject to the Ohio personal income tax, municipal or school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax, provided that, with respect to the Ohio corporation franchise tax and the Ohio dealers in intangibles tax, the Ohio Fund timely files the annual report required by Section 5733.09 of the Ohio Revised Code.

     Shareholders of the Ohio Fund ("Shareholders") who are otherwise subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the Ohio Fund to the extent that such distributions are properly attributable to interest on or gain from the sale of interest-bearing obligations issued by or on behalf of the State of Ohio, political subdivisions thereof and agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations") provided that the Ohio Fund continues to qualify as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Ohio Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions. It is assumed for purposes of this discussion of Ohio taxation that these requirements are satisfied. Gain recognized by such individual shareholders on the exchange or redemption of shares of the Fund will be subject to the Ohio personal income tax and school district income taxes in Ohio; such gain may be subjected to municipal income tax only by those Ohio municipalities that are authorized by State law to tax intangible income.

     Shareholders that are otherwise subject to the Ohio corporation franchise tax computed on the net income basis will not be subject to such tax on distributions with respect to shares of the Ohio Fund to the extent that such distributions either (a) are properly attributable to interest on or gain from the sale of Ohio Obligations, or (b) represent "exempt-interest dividends" for federal income tax purposes. Shares of the Ohio Fund will be included in a Shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. Corporate Shareholders that are subject to Ohio municipal income taxes will not be subject to such taxes on distributions received from the Ohio Fund to the extent such distributions consist of interest on or gain from the sale of Ohio Obligations.

     Distributions by the Ohio Fund that consist of interest on obligations of the United States or the governments of Puerto Rico, the Virgin Islands or Guam or their authorities or municipalities are exempt from Ohio personal income tax, and municipal and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax to the same extent that such interest would be so exempt or excluded if the obligations were held directly by the Shareholders.

     The value of shares of the Fund is included in the value of the gross estate of decedents domiciled in Ohio for purposes of the Ohio estate tax. The value of shares of the Fund may be included in the value of the gross estate of decedents not domiciled in Ohio for such purposes only if the shares were employed in carrying on business in Ohio.

                            PERFORMANCE INFORMATION

     As explained in the Prospectus, the historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return' figures, each of which will be calculated separately for each class of shares.

     In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC'), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

              a - b
  Yield = 2 [ ( ______ +1 )   6 - 1]
              cd

     In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum sales charge of 4.50%.

     In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in the Fund's financial statements. Yields for each class of shares of each Fund as of February 29, 1996 are set forth below.

     Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by remainder of (1 minus the stated combined federal and state income tax rate, taking into account the deductibility of state income taxes for federal income tax purposes) and adding the result to that portion, if any, of the yield of that is not tax exempt. The taxable equivalent yields quoted below are based upon (1) the stated combined federal and state income tax rates and (2) the yields for the 30-day period ended February 29, 1996 quoted in the left-hand column.

                                                                                                   COMBINED
                                                                                                   FEDERAL          TAXABLE
                                                                                                  AND STATE       EQUIVALENT
                              AS OF FEBRUARY 29, 1996                                 YIELD       TAX RATE*          YIELD
------------------------------------------------------------------------------------  ------      ----------      -----------
Massachusetts Fund
  Class A Shares....................................................................   4.16%         47.0%            7.85%
  Class C Shares....................................................................   3.60%         47.0%            6.79%
  Class R Shares....................................................................   4.61%         47.0%            8.70%
New York Fund
  Class A Shares....................................................................   4.29%         46.5%**          8.02%
  Class C Shares....................................................................   3.74%         46.5%**          6.99%
  Class R Shares....................................................................   4.75%         46.5%**          8.88%
Ohio Fund
  Class A Shares....................................................................   4.06%         44.0%            7.25%
  Class C Shares....................................................................   3.49%         44.0%            6.23%
  Class R Shares....................................................................   4.51%         44.0%            8.05%

---------------

 * The combined tax rates used in the table represent the highest or one of the highest combined tax rates applicable to state taxpayers, rounded to the nearest .5%; these rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.

** Reflects a combined federal, state and New York City tax rate.

     For additional information concerning taxable equivalent yields, see the Taxable Equivalent Yield Tables in the Prospectus.

     Each Fund may from time to time in its sales materials report a quotation of the current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen UITs, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes be higher than yield because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased. The distribution rates as of February 29, 1996, based on maximum public offering price then in effect for the Funds were as follows:

                                                                                                 DISTRIBUTION RATES
                                                                                        -------------------------------------
                                                                                        CLASS A*       CLASS C       CLASS R
                                                                                        ---------     ---------     ---------
Massachusetts Fund....................................................................     4.96%         4.49%         5.45%
New York Fund.........................................................................     4.97%         4.45%         5.47%
Ohio Fund.............................................................................     4.86%         4.32%         5.33%

---------------

* Assumes imposition of the maximum sales charge for Class A shares of 4.50%.

     Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period. The average annual total return figures, including the effect of the current maximum sales charge for Class A Shares, for the one-year and five-year periods ended February 29, 1996, and for the period from inception (on December 10, 1986, with respect to the Class R Shares and on or after September 6, 1994 with respect to the Class A Shares and Class C Shares) through February 29, 1996, respectively, were as follows:

                                                                                        ANNUAL TOTAL RETURN
                                                                   -------------------------------------------------------------
                                                                       ONE YEAR             FIVE YEARS          FROM INCEPTION
                                                                         ENDED                 ENDED                THROUGH
                                                                   FEBRUARY 29, 1996     FEBRUARY 29, 1996     FEBRUARY 29, 1996
                                                                   -----------------     -----------------     -----------------
Massachusetts Fund Class A Shares................................         4.69%                  N/A                  5.25%
  Class C Shares.................................................         8.87%                  N/A                  9.91%
  Class R Shares.................................................         9.80%                 8.32%                 6.82%
New York Fund Class A Shares.....................................         5.55%                  N/A                  5.25%
  Class C Shares.................................................        10.13%                  N/A                  8.86%
  Class R Shares.................................................        10.80%                 8.97%                 7.86%
Ohio Fund Class A Shares.........................................         4.51%                  N/A                  5.53%
  Class C Shares.................................................         8.55%                  N/A                  8.41%
  Class R Shares.................................................         9.70%                 8.34%                 7.80%

     Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

     The cumulative total return figures, including the effect of the current maximum sales charge for the Class A Shares, for the one-year and five-years periods ended February 29, 1996, and for the period from inception (on December 10, 1986 with respect to the Class R Shares and on or after September 6, 1994 with respect to the Class A Shares and Class C Shares) through February 29, 1996, respectively, were as follows:

                                                                                      CUMULATIVE TOTAL RETURN
                                                                   -------------------------------------------------------------
                                                                       ONE YEAR             FIVE YEARS          FROM INCEPTION
                                                                         ENDED                 ENDED                THROUGH
                                                                   FEBRUARY 29, 1996     FEBRUARY 29, 1996     FEBRUARY 29, 1996
                                                                   -----------------     -----------------     -----------------
Massachusetts Fund Class A Shares................................         4.69%                  N/A                   7.88%
  Class C Shares.................................................         8.87%                  N/A                  14.16%
  Class R Shares.................................................         9.80%                49.12%                 83.38%
New York Fund Class A Shares.....................................         5.55%                  N/A                   7.88%
  Class C Shares.................................................        10.13%                  N/A                  13.21%
  Class R Shares.................................................        10.80%                53.70%                100.49%
Ohio Fund Class A Shares.........................................         4.51%                  N/A                   8.30%
  Class C Shares.................................................         8.55%                  N/A                  12.48%
  Class R Shares.................................................         9.70%                49.27%                 99.39%

     Calculation of taxable equivalent total return is also not subject to a prescribed formula. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage. Using the 39.6% maximum marginal federal tax rate for 1995, and assuming that no front-end sales charge is imposed, the annualized taxable equivalent total returns for each Fund's Shares for the one-year and five-year periods ended February 28, 1994, and for all classes for the period from inception (on December 10, 1986 with respect to the Class R Shares and on or after September 6, 1994 with respect to the Class A Shares and Class C Shares), through February 29, 1996, respectively, were as follows:

                                         ONE YEAR ENDED            FIVE YEARS ENDED        FROM INCEPTION THROUGH
                                       FEBRUARY 29, 1996          FEBRUARY 29, 1996          FEBRUARY 29, 1996
                                     ----------------------     ----------------------     ----------------------
                                        WITH                       WITH                       WITH                    COMBINED
                                       MAXIMUM       AT NET       MAXIMUM       AT NET       MAXIMUM       AT NET      FEDERAL
                                     4.50% SALES     ASSET      4.50% SALES     ASSET      4.50% SALES     ASSET      AND STATE
                                       CHARGE        VALUE        CHARGE        VALUE        CHARGE        VALUE      TAX RATE*
                                     -----------     ------     -----------     ------     -----------     ------     ---------
Massachusetts Fund
  Class A Shares...................     9.41%        14.57%         N/A            N/A        10.16%       13.64%       47.0%
  Class C Shares...................       N/A        13.14%         N/A            N/A           N/A       14.53%       47.0%
  Class R Shares...................       N/A        15.00%         N/A         13.63%           N/A       12.48%       47.0%
New York Fund**
  Class A Shares...................    10.19%        15.38%         N/A            N/A        10.03%       13.51%       46.5%
  Class C Shares...................       N/A        14.31%         N/A            N/A           N/A       13.10%       46.5%
  Class R Shares...................       N/A        15.92%         N/A         14.19%           N/A       13.47%       46.5%
Ohio Fund
  Class A Shares...................     8.59%        13.71%         N/A            N/A         9.80%       13.26%       44.0%
  Class C Shares...................       N/A        12.21%         N/A            N/A           N/A       12.18%       44.0%
  Class R Shares...................       N/A        14.18%         N/A         12.97%           N/A       12.82%       44.0%

---------------

 * The combined tax rates used in the table do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.

** Reflects a combined federal, state and New York City tax rate.

     From time to time, a Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, a Fund may compare its risk level, as measured by the variability of its periodic returns, or its risk-adjusted total return, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

     A Fund may also compare its tax-adjusted total return with that of other funds or groups of funds. This measure would take into account the tax-exempt nature of exempt-interest dividends and the payment of income taxes on a Fund's distributions of net realized capital gains and ordinary income.

     The risk level for a class of shares of a Fund, and any of the other investments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the annualized standard deviation of the investment's monthly returns over a specified measurement period (e.g., three years). An investment with a higher annualized standard deviation of monthly returns would indicate that a Fund had greater price variability, and therefore greater risk, than an investment with a lower annualized standard deviation. The annualized standard deviation of monthly returns for the three years ended February 29, 1996, for the Class R Shares of each of the Funds, was as follows:

                                                                                                    STANDARD
                                                                                                    DEVIATION
                                                                                                    OF RETURN
                                                                                                    ---------
            Massachusetts Fund....................................................................    5.40%
            New York Fund.........................................................................    5.79%
            Ohio Fund.............................................................................    5.74%

     The risk-adjusted total return for a class of shares of a Fund and for other investments over a specified period would be evaluated by dividing (a) the remainder of the investment's annualized three-year total return minus the annualized total return of an investment in short-term tax-exempt securities (essentially a risk-free return) over that period, by (b) the annualized standard deviation of the investment's monthly returns for the period. This ratio is sometimes referred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure. The Sharpe measure, for the three year period ended February 29, 1996, for the Class R Shares of each of the Funds, was as follows:

                                                                                                     SHARPE
                                                                                                    MEASURE
                                                                                                   ----------
            Massachusetts Fund...................................................................     0.488
            New York Value Fund..................................................................     0.518
            Ohio Fund............................................................................     0.489

     Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.50% of the offering price. This current maximum sales charge will be typically used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management fees. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

     In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of: (1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

     There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions.

     Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Funds primarily invest in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

     The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

                   ADDITIONAL INFORMATION ON THE PURCHASE AND
                           REDEMPTION OF FUND SHARES

     As described in the Prospectus, each Fund has adopted a Flexible Pricing Program which provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences. You may purchase Class A Shares at a price equal to their net asset value plus an up-front sales charge.

     For information regarding the up-front sales charge on Class A shares, see the table under "How to Buy Fund Shares" of the Prospectus. Set forth is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on February 29, 1996 of Class A shares from the Massachusetts

Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

        Net Asset Value per share.......................................................................  $  9.94
        Per Share Sales Charge--4.50% of public offering price (4.71% of net asset value per share).....  $ 0.468
        Per Share Offering Price to the Public..........................................................  $10.408

     You may purchase Class C Shares without any up-front sales charge at a price equal to their net asset value, but subject to an annual distribution fee designed to compensate Authorized Dealers over time for the sale of Fund shares. Class C Shares are subject to a contingent deferred sales charge for redemption within 12 months of purchase. Class C Shares automatically convert to Class A Shares six years after purchase. Both Class A Shares and Class C Shares are subject to annual service fees, which are used to compensate Authorized Dealers for providing you with ongoing account services.

     Under the Flexible Pricing Program, all Fund shares outstanding as of September 6, 1994, have been designated as Class R Shares. Class R Shares are available for purchase at a price equal to their net asset value only under certain limited circumstances, or by specified investors, as described herein.

     Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration and distribution expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. In addition, the Class C Shares are subject to a conversion feature, as described below. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

     Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

     Each Fund has special purchase programs under which certain persons may purchase Class A Shares at reduced sales charges. One such program is available to members of a "qualified group." An individual who is a member of a "qualified group" may purchase Class A Shares of a Fund (or any other Nuveen Fund with respect to which a sales charge is imposed), at the reduced sales charge applicable to the group taken as a whole. A "qualified group" is one which (i) has been in existence for more than six months; (ii) has a purpose other than investment; (iii) has five or more participating members; (iv) has agreed to include sales literature and other materials related to the Fund in publications and mailings to members; (v) has agreed to have its group administrator submit a single bulk order and make payment with a single remittance for all investments in the Fund during each investment period by all participants who choose to invest in the Fund; and (vi) has agreed to provide the Fund's transfer agent with appropriate backup data for each participant of the group in a format fully compatible with the transfer agent's processing system.

     The "amount" of a share purchase by a participant in a group purchase program for purposes of determining the applicable sales charge is (i) the aggregate value of all shares of the Fund (and all other Nuveen Funds with respect to which a sales charge is imposed) currently held by participants of the group, plus (ii) the amount of shares currently being purchased.

     Special Sales Charge Waivers. Class A Shares of the Funds may be purchased at net asset value without a sales charge, and Class R Shares may be purchased, by the following categories of investors:

        -  officers, directors and retired directors of the Fund;

        - bona fide, full-time and retired employees of Nuveen and its affiliates, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members (as defined below);

        - any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

        - officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates;

        - bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

        - investors purchasing through a mutual fund purchase program sponsored by a broker-dealer that offers a selected group of mutual funds either without a transaction fee or with an asset-based fee or a fixed fee that does not vary with the amount of the purchase. In order to qualify, such purchase program must offer a full range of mutual fund related services and shareholder account servicing capabilities, including establishment and maintenance of shareholder accounts, addressing investor inquiries regarding account activity and investment performances, processing of trading and dividend activity and generation of monthly account statements and year-end tax reporting; and

        - registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees to their customers for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed.

     The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

     To help advisers and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

     Exchange of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen Money Market Funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen Money Market Funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

     For more information on the procedure for purchasing shares of the Funds and on the special purchase programs available thereunder, see "How to Buy Fund Shares" in the Prospectus.

     Nuveen serves as the principal underwriter of the shares of each of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with Nuveen Tax-Free Bond Fund, Inc., dated January 2, 1990, and last renewed on July 27, 1995 ("Distribution Agreement"). Pursuant to the Distribution Agreement, Nuveen Tax-Free Bond Fund, Inc. appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of Nuveen Tax-Free Bond Fund, Inc. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by Nuveen Tax-Free Bond Fund, Inc. pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Class C Shares redeemed within 12 months of purchase, but any such amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan. Nuveen also receives any CDSCs imposed on redemptions of certain Class A Shares redeemed within 18 months of purchase.

     The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

                                            YEAR ENDED                       YEAR ENDED                       YEAR ENDED
                                        FEBRUARY 29, 1996                FEBRUARY 28, 1995                FEBRUARY 28, 1994
                                   ----------------------------     ----------------------------     ----------------------------
                                    AMOUNT OF         AMOUNT         AMOUNT OF         AMOUNT         AMOUNT OF         AMOUNT
                                   UNDERWRITING     RETAINED BY     UNDERWRITING     RETAINED BY     UNDERWRITING     RETAINED BY
              FUND                 COMMISSIONS        NUVEEN        COMMISSIONS        NUVEEN        COMMISSIONS        NUVEEN
---------------------------------  ------------     -----------     ------------     -----------     ------------     -----------
Massachusetts Fund...............      $ 96             $12             $170             $20             $430            $  52
New York Fund....................      $272             $33             $428             $64             $989            $ 146
Ohio Fund........................      $228             $34             $471             $55             $980            $ 144

                         DISTRIBUTION AND SERVICE PLAN

     Each Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class C Shares will be subject to an annual distribution fee, and that both Class A Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

     The distribution fee applicable to Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class C Shares. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class C Shares, certain other expenses associated with the distribution of Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Directors.

     The service fee applicable to Class A Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

     Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to .25 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares. The .75 of 1% distribution fee will be reduced by the amount of any CDSC imposed on the redemption of Class C Shares within 12 months of purchase as to which a reinstatement privilege has not been exercised. For the fiscal year ended February 29, 1996, 100% of service fees and distribution fees were paid out as compensation to Authorized Dealers. The amount of compensation paid to Authorized Dealers for the fiscal year ended February 29, 1996 for each Fund per class of shares were as follows:

                                                                                           COMPENSATION PAID TO
                                                                                        AUTHORIZED DEALERS FOR YEAR
                                                                                          ENDED FEBRUARY 29, 1996
                                                                                        ---------------------------
        Massachusetts Fund
          Class A.....................................................................            $ 6,732
          Class C.....................................................................            $ 2,609
          Class R.....................................................................                N/A
        New York Fund
          Class A.....................................................................            $26,638
          Class C.....................................................................            $ 4,101
          Class R.....................................................................                N/A
        Ohio Fund
          Class A.....................................................................            $21,336
          Class C.....................................................................            $14,282
          Class R.....................................................................                N/A

     Under each Fund's Plan, the Fund will report quarterly to the Board of Directors for its review of all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the directors who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Directors and a vote of the non-interested directors who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the directors who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested directors by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested directors of the Fund will be committed to the discretion of the non-interested directors then in office.

                  INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

     Arthur Andersen LLP, independent public accountants, 33 W. Monroe Street, Chicago, Illinois 60603 have been selected as auditors for Nuveen Tax-Free Bond Fund, Inc. In addition to audit services, Arthur Andersen LLP will provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information set forth under "Financial Highlights" in the Prospectus have been audited by Arthur Andersen LLP as indicated in their report with respect thereto, and are included in reliance upon the authority of said firm as experts in giving said report.

     The custodian of the assets of the Funds is The Chase Manhattan Bank, N.A., 770 Broadway, New York, NY 10003. The custodian performs custodial, fund accounting and portfolio accounting services.

                          NUVEEN TAX-FREE MUTUAL FUNDS

                            PORTFOLIO OF INVESTMENTS

                                    NEW YORK

                               FEBRUARY 29, 1996

 PRINCIPAL                                                                              OPT. CALL                     MARKET
   AMOUNT                                   DESCRIPTION                                PROVISIONS*     RATINGS**      VALUE
-------------------------------------------------------------------------------------------------------------------------------
$  4,000,000    New York Local Government Assistance Corporation, 5.500%, 4/01/21...    4/03 at 102         A      $  3,844,720
     500,000    New York State (Commissioner of Office of Mental Health),
                  Certificates of Participation, 8.300%, 9/01/12....................    9/97 at 102      Baa1           536,065
   3,000,000    New York State Energy Research and Development Authority, 6.100%,
                  8/15/20...........................................................    7/05 at 102        A1         3,106,530
   1,545,000    New York State Environmental Facilities Corporation (State Park
                  Infrastructure), 5.750%, 3/15/13..................................    3/03 at 101      Baa1         1,535,823
   3,000,000    New York State General Obligation, 5.625%, 10/01/20.................   10/05 at 101         A         3,004,890
     200,000    New York State Housing Finance Agency, State University
                  Construction, 8.000%, 5/01/11.....................................        No Opt.       Aaa           255,060
                                                                                              Calls
   1,650,000    New York State Housing Finance Agency, Insured Multi-Family Mortgage
                  Housing, 6.950%, 8/15/12..........................................    8/02 at 102        Aa         1,770,104
   2,000,000    New York State Housing Finance Agency, Health Facilities (New York
                  City), 8.000%, 11/01/08...........................................   11/00 at 102      BBB+         2,257,780
                New York State Housing Finance Agency, Service Contract Obligation:
     500,000      6.125%, 3/15/20...................................................    9/03 at 102      Baa1           511,215
   3,750,000      5.500%, 9/15/22...................................................    9/03 at 102      Baa1         3,528,450
   3,000,000      6.500%, 3/15/25...................................................    9/05 at 102      Baa1         3,170,940
   1,000,000    New York State Medical Care Facilities Finance Agency, Hospital and
                  Nursing Home, Insured Mortgage (St. Vincent's Hospital), 8.000%,
                  2/15/27 (Pre-refunded to 8/15/97).................................    8/97 at 102       Aaa         1,065,830
     995,000    New York State Medical Care Facilities Finance Agency, Hospital and
                  Nursing Home, Insured Mortgage (Albany Medical Center), 8.000%,
                  2/15/28...........................................................    8/98 at 102       AAA         1,085,396
   1,000,000    New York State Medical Care Facilities Finance Agency, Hospital and
                  Nursing Home, FHA-Insured, 7.350%, 2/15/29........................    8/99 at 102        Aa         1,083,640
   1,000,000    New York State Medical Care Facilities Finance Agency, Hospital and
                  Nursing Home, FHA-Insured (Buffalo General Hospital), 7.700%,
                  2/15/22 (Pre-refunded to 8/15/98).................................    8/98 at 102       AAA         1,111,020
   1,250,000    New York State Medical Care Facilities Finance Agency, Hospital and
                  Nursing Home, FHA-Insured (Catholic Medical Center), 8.300%,
                  2/15/22 (Pre-refunded to 2/15/98).................................    2/98 at 102       AAA         1,381,725
   2,250,000    New York State Medical Care Facilities Finance Agency, Hospital and
                  Nursing Home (Columbia-Presbyterian), 8.000%, 2/15/25
                  (Pre-refunded to 8/15/97).........................................    8/97 at 102       Aaa         2,430,315
                New York State Medical Care Facilities Finance Agency, Hospital and
                  Nursing Home (Mental Health Services):
   1,460,000      7.500%, 2/15/21...................................................    2/01 at 102       AAA         1,696,038
   2,000,000      5.500%, 8/15/21...................................................    2/02 at 100       AAA         1,947,860
   1,500,000      6.500%, 8/15/24...................................................    8/04 at 102      Baal         1,583,250
   2,000,000    New York State Medical Care Facilities Finance Agency, Hospital and
                  Nursing Home FHA-Insured, 6.200%, 8/15/22.........................    8/02 at 102       AAA         2,087,460
   1,520,000    New York State Medical Care Facilities Finance Agency, Hospital and
                  Nursing Home, FHA-Insured (Bayley Seton/St. Joseph's Hospital),
                  6.450%, 2/15/09...................................................    2/03 at 102       AAA         1,662,698
   2,500,000    New York State Medical Care Facilities Finance Agency, Hospital and
                  Nursing Home, FHA-Insured (St. Vincent's Medical Center), 6.200%,
                  2/15/21...........................................................    2/04 at 102       AAA         2,581,475
   1,250,000    New York State Medical Care Facilities Finance Agency, Hospital and
                  Nursing Home (New York Downtown Hospital), 6.700%, 2/15/12........    2/05 at 102       Baa         1,298,638
   2,480,000    New York State Medical Care Facilities Finance Agency, Hospital and
                  Nursing Home, 6.400%, 8/15/14.....................................    8/04 at 102       AAA         2,622,327
                New York State Medical Care Facilities Finance Agency, Hospital and
                  Nursing Home, FHA-Insured New York Hospital:
   1,000,000      6.750%, 8/15/14...................................................    2/05 at 102       Aaa         1,125,190
   1,000,000      6.800%, 8/15/24...................................................    2/05 at 102       Aaa         1,134,930
                New York State Medical Care Facilities Finance Agency, Hospital and
                  Nursing Home (Brookdale Hospital Medical Center):
   1,000,000      6.400%, 2/15/01...................................................   No Opt. Call       Baa         1,035,520
   2,700,000      6.800%, 8/15/12...................................................    2/05 at 102       Baa         2,826,306
   1,000,000    New York State Medical Care Facilities Finance Agency, Hospital and
                  Nursing Home (Health Care Center), 6.375%, 11/15/19...............   11/05 at 102        Aa         1,048,710
     380,000    New York State Mortgage Agency, 8.100%, 10/01/17....................    4/98 at 102        Aa           404,768

 PRINCIPAL                                                                              OPT. CALL                     MARKET
   AMOUNT                                   DESCRIPTION                                PROVISIONS*     RATINGS**      VALUE
-------------------------------------------------------------------------------------------------------------------------------
$  1,000,000    New York State Urban Development Corporation, 6.750%, 1/01/26.......    1/02 at 102       Aaa      $  1,106,060
   1,100,000    New York State Urban Development Corporation (Syracuse University
                  Center for Science and Technology), 7.875%, 1/01/17 (Pre-refunded
                  to 1/01/98).......................................................    1/98 at 102      Baal         1,200,573
                New York State Urban Development Corporation, Correctional Capital
                  Facilities:
   1,000,000      5.625%, 1/01/07...................................................    1/03 at 102      Baal         1,002,330
   2,490,000      5.750%, 1/01/13...................................................    1/03 at 102      Baal         2,421,799
   1,250,000      5.500%, 1/01/15...................................................    1/03 at 102      Baal         1,195,538
   1,000,000      7.500%, 1/01/20 (Pre-refunded to 1/01/00).........................    1/00 at 102       AAA         1,137,820
   2,000,000    New York State Urban Development Corporation (Clarkson Center for
                  Advanced Materials Processing), 7.800%, 1/01/20 (Pre-refunded
                  to 1/01/01).......................................................    1/01 at 102      Baal         2,335,260
   2,900,000    New York State Urban Development Corporation, State Facilities,
                  7.500%, 4/01/20 (Pre-refunded to 4/01/01).........................    4/01 at 102       Aaa         3,378,268
   1,000,000    New York State Urban Development Corporation (Cornell Center for
                  Theory and Simulation), 6.000%, 1/01/14...........................    1/03 at 102       Baa         1,005,010
   2,615,000    New York State Urban Development Corporation (Pine Barrens), 5.375%,
                  4/01/17...........................................................    4/05 at 102      Baal         2,391,574
   2,100,000    Babylon Industrial Development Agency, Resource Recovery, 8.500%,
                  1/01/19...........................................................    7/98 at 103      Baal         2,376,927
   1,000,000    Batavia Housing Authority, FHA-Insured (Washington Towers), 6.500%,
                  1/01/23...........................................................    7/01 at 102       Aaa         1,025,060
   1,000,000    Brookhaven Industrial Development Agency, Civic Facility (Dowling
                  College/National Aviation Center), 6.750%, 3/01/23................    3/03 at 102       BBB         1,041,710
   2,000,000    New York State, Certificates of Participation (John Jay College of
                  Criminal Justice), 6.000%, 8/15/06................................   No Opt. Call      Baal         2,077,080
     500,000    Dormitory Authority of the State of New York (Long Island Jewish
                  Medical Center), FHA-Insured, 7.750%, 8/15/27.....................    2/98 at 102       AAA           536,535
                Dormitory Authority of the State of New York (City University):
   1,500,000      5.750%, 7/01/07...................................................   No Opt. Call      Baal         1,522,980
     750,000      7.500%, 7/01/10...................................................   No Opt. Call      Baal           886,005
   2,225,000      5.750%, 7/01/12...................................................   No Opt. Call      Baal         2,244,780
   1,500,000      5.500%, 7/01/12...................................................    7/03 at 102      Baal         1,440,540
     500,000      8.200%, 7/01/13...................................................    7/98 at 102      Baal           553,735
   1,000,000      7.625%, 7/01/20...................................................    7/00 at 102       AAA         1,154,640
     750,000    Dormitory Authority of the State of New York, GNMA (Park Ridge
                  Housing, Inc), 7.850%, 2/01/29....................................    2/99 at 102       AAA           819,203
   1,985,000    Dormitory Authority of the State of New York (United Health
                  Services), 7.350%, 8/01/29........................................    2/00 at 102       AAA         2,165,159
   3,500,000    Dormitory Authority of the State of New York (Nursing Homes),
                  5.750%, 7/01/17...................................................    7/05 at 102       Aa3         3,438,505
                Dormitory Authority of the State of New York (State University):
   2,000,000      7.400%, 5/15/01...................................................    5/00 at 102      Baal         2,187,740
   2,000,000      5.500%, 5/15/08...................................................   No Opt. Call      Baal         1,998,060
   1,125,000      5.250%, 5/15/09...................................................   No Opt. Call      Baal         1,086,446
   2,000,000      5.500%, 5/15/13...................................................   No Opt. Call      Baal         1,964,900
   2,250,000    Dormitory Authority of the State of New York, Judicial Facilities
                  (Suffolk County), 9.500%, 4/15/14.................................        4/96 at      Baa1         2,625,480
                                                                                           116 3/32
   1,375,000    Dormitory Authority of the State of New York (University of
                  Rochester, Strong Memorial Hospital), 5.500%, 7/01/21.............    7/04 at 102        A1         1,337,353
   4,000,000    Dormitory Authority of the State of New York, Court Facilities,
                  5.625%, 5/15/13...................................................        5/03 at      Baal         3,835,840
                                                                                            101 1/2
   2,195,000    Dormitory Authority of the State of New York (Upstate Community
                  Colleges), 6.500%, 7/01/07........................................   No Opt. Call      Baal         2,362,786
   2,470,000    Dutchess County Industrial Development Authority, Civic Facilities
                  (Bard College), 7.000%, 11/01/17..................................   11/03 at 102         A         2,643,369
   1,000,000    Franklin County Industrial Development Agency (County Correctional
                  Facility), 6.750%, 11/01/12.......................................   11/02 at 102       BBB         1,068,490
     750,000    Hempstead Industrial Development Authority, Civic Facility (United
                  Cerebral Palsy Association of Nassau County), 7.500%, 10/01/09....   10/99 at 102       Aa2           797,168
   2,500,000    Housing New York Corporation, 5.000%, 11/01/13......................   11/03 at 102        AA         2,298,650
   1,000,000    Metropolitan Transportation Authority, Commuter Facilities, 6.250%,
                  7/01/17...........................................................    7/02 at 102       Aaa         1,064,320
   1,000,000    Metropolitan Transportation Authority, Commuter Facilities Service
                  Contract, 7.500%, 7/01/16 (Pre-refunded to 7/01/00)...............    7/00 at 102       Aaa         1,149,720
   1,025,000    Metropolitan Transportation Authority, Transit Facilities, 6.500%,
                  7/01/18...........................................................    7/02 at 102       Aaa         1,130,503
   1,055,000    Monroe County Water Authority, Water System, 6.000%, 8/01/17........    8/02 at 102        AA         1,076,944
                New York City General Obligation:
   2,500,000      7.000%, 8/01/04...................................................   No Opt. Call      Baal         2,732,325
   2,000,000      7.500%, 2/01/06...................................................        2/02 at      Baal         2,236,000
                                                                                            101 1/2
      45,000      6.625%, 8/01/13...................................................        8/02 at       Aaa            49,738
                                                                                            101 1/2
   2,500,000      6.000%, 2/15/20...................................................    2/05 at 101      Baal         2,424,300

 PRINCIPAL                                                                              OPT. CALL                     MARKET
   AMOUNT                                   DESCRIPTION                                PROVISIONS*     RATINGS**      VALUE
-------------------------------------------------------------------------------------------------------------------------------
                New York City Housing Development Corporation, Multi-Family Mortgage
                  (FHA Insured):
$  2,000,000      6.550%, 10/01/15..................................................    4/03 at 102       AAA      $  2,093,180
   2,500,000      5.850%, 5/01/26...................................................    5/03 at 102        AA         2,492,724
   1,000,000    New York City Housing Development Corporation, Multi-Unit Mortgage
                  (FHA Insured), 7.350%, 6/01/19....................................    6/01 at 102       AAA         1,073,680
                New York City Municipal Water Finance Authority, Water and
                  Sewer System:
   3,000,000      5.375%, 6/15/19...................................................    6/04 at 101       AAA         2,899,230
   1,500,000      7.750%, 6/15/20 (Pre-refunded to 6/15/01).........................        6/01 at       Aaa         1,766,790
                                                                                            101 1/2
   2,000,000      5.500%, 6/15/20...................................................    6/02 at 100         A         1,910,880
   3,500,000    New York City Industrial Development Agency, Civic Facility (The
                  Lighthouse Project), 6.500%, 7/01/22..............................    7/02 at 102       Aa2         3,642,240
                New York City Industrial Development Agency (College of New
                  Rochelle):
   1,000,000      6.200%, 9/01/10...................................................    9/05 at 102       Baa         1,010,320
   1,000,000      6.300%, 9/01/15...................................................    9/05 at 102       Baa         1,006,090
   2,405,000    Newark-Wayne Community Hospital, 7.600%, 9/01/15....................    9/03 at 102       N/R         2,429,242
   1,000,000    Orangetown Housing Authority, Housing Facilities, (Orangetown
                  Guaranty), 7.600%, 4/01/30 (Pre-refunded to 10/01/00).............   10/00 at 102         A         1,157,040
                  South Orangetown Central School District, General Obligation:
     390,000      6.875%, 10/01/08..................................................   No Opt. Call         A           454,697
     390,000      6.875%, 10/01/09..................................................   No Opt. Call         A           454,939
   3,015,000    Suffolk County Industrial Development Agency (Dowling College Civic
                  Facility), 6.625%, 6/01/24........................................    6/04 at 102       BBB         3,191,769
   2,000,000    34th Street Partnership Business Improvement District, Capital
                  Improvement, 5.500%, 1/01/23......................................    1/03 at 102        A1         1,904,340
                Triborough Bridge and Tunnel Authority:
   2,000,000      7.100%, 1/01/10...................................................    1/01 at 102        A1         2,214,880
   2,000,000      7.100%, 1/01/10...................................................    1/01 at 102       Aaa         2,242,460
   2,100,000    UFA Development Corporation, FHA-Insured
                (Loretto-Utica Project), 5.950%, 7/01/35............................    7/04 at 102        Aa         2,105,418
   2,000,000    Westchester County Industrial Development Agency, Civic Facility
                  (Jewish Board of Family and Children Services), 6.750%,
                  12/15/12..........................................................   12/02 at 102      BBB-         2,066,620
$158,685,000    Total Investments--(Cost $156,315,155)--96.6%.......................                                165,378,435
                ------------
                TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES--2.2%
                New York City General Obligation, Variable Rate Demand Bonds:
$    900,000      3.450%, 8/15/05+..................................................                   VMIG-1           900,000
     800,000      3.400%, 8/15/20+..................................................                   VMIG-1           800,000
   1,500,000      3.300%, 8/01/22+..................................................                   VMIG-1         1,500,000
     600,000      3.450%, 8/15/22+..................................................                   VMIG-1           600,000
$  3,800,000    Total Temporary Investments--2.2%...................................                                  3,800,000
                ------------
                Other Assets Less Liabilities--1.2%.................................                                  1,974,808
                ------------
                Net Assets--100%....................................................                               $171,153,243
                ============

                                                                                              NUMBER         MARKET       MARKET
                                                   STANDARD & POOR'S         MOODY'S         OF ISSUES       VALUE        PERCENT
---------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF RATINGS**                                            AAA                   Aaa        31       $ 46,979,690       28%
PORTFOLIO OF INVESTMENTS                               AA+, AA, AA-     Aa1, Aa, Aa2, Aa3        11         20,158,871       12
(EXCLUDING TEMPORARY                                             A+                    A1         4          8,563,103        5
INVESTMENTS):                                                 A, A-             A, A2, A3         7         13,470,535        8
                                                    BBB+, BBB, BBB-      Baa1, Baa, Baa2,        40         73,776,994       45
                                                                                     Baa3
                                                          Non-Rated             Non-Rated         1          2,429,242        2
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                            94       $165,378,435      100%
========================================================================================================================

 * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices and later dates.
** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating. N/R--Investment is not rated.
 + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                See accompanying notes to financial statements.

                          NUVEEN TAX-FREE MUTUAL FUNDS

                            STATEMENT OF NET ASSETS

                               FEBRUARY 29, 1996

                                                                                           NY
                                                                                      ------------
ASSETS
Investments in municipal securities, at market value (note 1)......................   $165,378,435
Temporary investments in short-term municipal securities, at amortized cost (note
  1)...............................................................................      3,800,000
Cash...............................................................................        112,018
Receivables:
  Interest.........................................................................      2,344,826
  Shares sold......................................................................        195,831
  Investments sold.................................................................             --
Other assets.......................................................................          5,854
                                                                                      ------------
          Total assets.............................................................    171,836,964
                                                                                      ------------
LIABILITIES
Payable for shares reacquired......................................................          2,756
Accrued expenses:
  Management fees (note 7).........................................................         74,192
  Other............................................................................         68,252
Dividends payable..................................................................        538,521
                                                                                      ------------
          Total liabilities........................................................        683,721
                                                                                      ------------
Net assets (note 8)................................................................   $171,153,243
                                                                                      ============
Class A Shares (note 1)
Net Assets.........................................................................   $ 15,731,737
                                                                                      ============
Shares outstanding.................................................................      1,483,039
                                                                                      ============
Net asset value and redemption price per share.....................................   $      10.61
                                                                                      ============
Offering price per share (net asset value per share plus maximum sales charge of
  4.50% of
  offering price)..................................................................   $      11.11
                                                                                      ============
Class C Shares (note 1)
Net Assets.........................................................................   $    645,881
                                                                                      ============
Shares outstanding.................................................................         60,727
                                                                                      ============
Net asset value, offering and redemption price per share...........................   $      10.64
                                                                                      ============
Class R Shares (note 1)
Net Assets.........................................................................   $154,775,625
                                                                                      ============
Shares outstanding.................................................................     14,548,997
                                                                                      ============
Net asset value and redemption price per share.....................................   $      10.64
                                                                                      ============

                See accompanying notes to financial statements.

                          NUVEEN TAX-FREE MUTUAL FUNDS

                            STATEMENT OF OPERATIONS

                          YEAR ENDED FEBRUARY 29, 1996

                                                                                           NY
                                                                                       -----------
INVESTMENT INCOME
Tax-exempt interest income (note 1).................................................   $10,173,134
                                                                                       -----------
Expenses (note 2):
     Management fees (note 7).......................................................       882,509
     12b-1 distribution and service fees (note 1)...................................        30,739
     Shareholders' servicing agent fees and expenses................................       143,133
     Custodian's fees and expenses..................................................        58,808
     Directors' fees and expenses (note 7)..........................................         1,440
     Professional fees..............................................................        24,971
     Shareholders' reports - printing and mailing expenses..........................        99,517
     Federal and state registration fees............................................         2,874
     Other expenses.................................................................         8,233
                                                                                       -----------
          Total expenses before expense reimbursement...............................     1,252,224
     Expense reimbursement from investment adviser (note 7).........................       (29,700)
                                                                                       -----------
          Net expenses..............................................................     1,222,524
                                                                                       -----------
          Net investment income.....................................................     8,950,610
                                                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions, net of taxes, if applicable
  (notes 1 and 5)...................................................................     1,772,126
Net change in unrealized appreciation or depreciation of investments................     5,658,638
                                                                                       -----------
          Net gain from investments.................................................     7,430,764
                                                                                       -----------
Net increase in net assets from operations..........................................   $16,381,374
                                                                                       ===========

                See accompanying notes to financial statements.

                          NUVEEN TAX-FREE MUTUAL FUNDS

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                      NY
                                                                         ----------------------------
                                                                          YEAR ENDED      YEAR ENDED
                                                                           2/29/96         2/28/95
                                                                         ------------    ------------
OPERATIONS
Net investment income.................................................   $  8,950,610    $  8,356,495
Net realized gain (loss) from investment transactions, net of taxes,
  if applicable.......................................................      1,772,126      (1,122,982)
Net change in unrealized appreciation or depreciation of
  investments.........................................................      5,658,638      (6,026,320)
                                                                         ------------    ------------
     Net increase in net assets from operations.......................     16,381,374       1,207,193
                                                                         ------------    ------------
DISTRIBUTION TO SHAREHOLDERS (note 1)
From net investment income:
  Class A.............................................................       (551,771)        (35,341)
  Class C.............................................................        (18,002)           (818)
  Class R.............................................................     (8,358,840)     (8,216,539)
From accumulated net realized gains from investment transactions:
  Class A.............................................................             --          (2,464)
  Class C.............................................................             --             (28)
  Class R.............................................................             --        (697,769)
                                                                         ------------    ------------
     Decrease in net assets from distributions to shareholders........     (8,928,613)     (8,952,959)
                                                                         ------------    ------------
FUND SHARE TRANSACTIONS (note 3)
Net proceeds from sale of shares:
  Class A.............................................................     13,070,637       3,107,225
  Class C.............................................................        556,433          81,795
  Class R.............................................................     12,367,225      26,513,287
Net asset value of shares issued to shareholders due to reinvestment of
  distributions from net investment income and from net realized gains from investment transactions:
  Class A.............................................................        358,186          18,206
  Class C.............................................................         12,262             417
  Class R.............................................................      6,297,279       6,975,322
                                                                         ------------    ------------
                                                                           32,662,022      36,696,252
                                                                         ------------    ------------
Cost of shares redeemed:
  Class A.............................................................     (1,336,675)        (51,915)
  Class C.............................................................        (23,961)             --
  Class R.............................................................    (20,329,583)    (22,466,951)
                                                                         ------------    ------------
                                                                          (21,690,219)    (22,518,866)
                                                                         ------------    ------------
  Net increase (decrease) in net assets derived from Fund share
     transactions.....................................................     10,971,803      14,177,386
                                                                         ------------    ------------
     Net increase (decrease) in net assets............................     18,424,564       6,431,620
Net assets at the beginning of year...................................    152,728,679     146,297,059
                                                                         ------------    ------------
Net assets at the end of year.........................................   $171,153,243    $152,728,679
                                                                         ============    ============
Balance of undistributed net investment income at end of year.........   $    126,818    $    104,821
                                                                         ============    ============

                See accompanying notes to financial statements.

                          NUVEEN TAX-FREE MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

     At February 29, 1996, the state Funds (the "Funds") covered in this report are Nuveen California Tax-Free Fund, Inc. (comprising the Nuveen California and California Insured Tax-Free Value Funds), Nuveen Tax-Free Bond Fund, Inc. (comprising the Nuveen Massachusetts, New York and Ohio Tax-Free Value Funds) and Nuveen Insured Tax-Free Bond Fund, Inc. (comprising the Nuveen Massachusetts and New York Insured Tax-Free Value Funds).

     Additional state Funds covering other states may be established in the future. Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities in a single state.

     The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies.

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

  Securities valuation

     Portfolio securities for which market quotations are readily available are valued at the mean between the quoted bid and asked prices or the yield equivalent. Portfolio securities for which market quotations are not readily available are valued at fair value by consistent application of methods determined in good faith by the Board of Directors. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are traded and valued at amortized cost.

  Securities transactions

     Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined using the specific identification method. Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. Any securities so purchased are subject to market fluctuations during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their purchase commitments. At February 29, 1996, there were no such purchase commitments in the Fund.

  Interest income

     Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

  Dividends and distributions to shareholders

     Net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized gains from investment transactions are distributed to shareholders not less frequently than annually only to extent they exceed available capital loss carryovers.

     Distributions to shareholders of net investment income and net realized gains from investment transactions are recorded on the ex-dividend date. The amount and timing of such distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may result and will be classified as either distributions in excess of net investment income or distributions in excess of net realized gains from investment transactions, if applicable.

  Income tax

     Each Fund is a separate taxpayer for federal income tax purposes and intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing all of its net investment income, in addition to any significant amounts of net realized gains from investments, to shareholders. The Funds currently consider significant net realized gains as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal

                          NUVEEN TAX-FREE MUTUAL FUNDS
and designated state income taxes, to retain such tax exempt status when distributed to the shareholders of the Funds. All income dividends paid during the year ended February 29, 1996, have been designated Exempt Interest Dividends.

  Flexible sales charge program

     Effective September 6, 1994, each Fund commenced offering Class "A" Shares and Class "C" Shares. Class "A" Shares incur a front-end sales charge and an annual 12b-1 service fee. Class "C" Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. Effective June 13, 1995, an investor purchasing Class "C" Shares agrees to pay a contingent deferred sales charge ("CDSC") of 1% if Class "C" Shares are redeemed within 12 months of purchase.

     Prior to the offering of Class "A" and Class "C" Shares, the shares outstanding were renamed Class "R" and are not subject to any 12b-1 distribution or service fees. Effective with the offering of the new classes, Class "R" Shares will generally be available only for reinvestment of dividends by current "R" shareholders and for already established Nuveen Unit Investment Trust reinvestment accounts.

  Derivative financial instruments

     In October 1994, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 119 Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments which prescribes disclosure requirements for transactions in certain derivative financial instruments including future, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the year ended February 29, 1996, other than occasional purchases of high quality synthetic money market securities, if applicable.

  Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. EXPENSE ALLOCATION

     Expenses of the Fund that are not directly attributable to any class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Effective August 1, 1995, the Fund adopted a multiple class plan pursuant to Rule 18f-3 under the investment Company Act of 1940 and now designate class specific expenses to include Rule 12b-1 distribution and service fees,

                          NUVEEN TAX-FREE MUTUAL FUNDS
and other expenses incurred for services received by a class that differ in either amount or kind. A breakdown of the class specific expenses is as follows:

                                                                                             NY
                                                                                           -------
12b-1 distribution and service fees (for the year ended February 29, 1996):
     Class A............................................................................   $26,638
     Class C............................................................................     4,101
Shareholders' servicing agent fees and expenses (for the five month period ended July
  31, 1995):
     Class A............................................................................     5,805
     Class C............................................................................       925
     Class R............................................................................    56,825
Shareholders' reports-printing and mailing expenses (for the five month period ended
  July 31, 1995):
     Class A............................................................................     1,599
     Class C............................................................................        91
     Class R............................................................................    65,948
Federal and state registration fees (for the five month period ended July 31, 1995):
     Class A............................................................................       821
     Class C............................................................................       194
     Class R............................................................................       448

3. FUND SHARES

     Transactions in shares were as follows:

                                                                                        NY
                                                                             ------------------------
                                                                             YEAR ENDED    YEAR ENDED
                                                                              2/29/96       2/28/95
                                                                             ----------    ----------
Shares sold:
     Class A..............................................................    1,261,309       318,594
     Class C..............................................................       53,367         8,430
     Class R..............................................................    1,182,028     2,613,112
Shares issued to shareholders due to reinvestment of distributions from net
  investment income and from net realized gains from investment transactions:
     Class A..............................................................       34,236         1,882
     Class C..............................................................        1,167            43
     Class R..............................................................      603,620       701,622
                                                                             ----------    ------------
                                                                              3,135,727     3,643,683
                                                                             ----------    ------------
Shares redeemed:
     Class A..............................................................     (127,601)       (5,381)
     Class C..............................................................       (2,280)           --
     Class R..............................................................   (1,956,584)   (2,245,562)
                                                                             ----------    ------------
                                                                             (2,086,465)   (2,250,943)
                                                                             ----------    ------------
Net increase (decrease)...................................................    1,049,262     1,392,740
                                                                             ==========    ============

4. DISTRIBUTIONS TO SHAREHOLDERS

     On March 8, 1996, the Fund declared a dividend distribution from its ordinary income which was paid on April 1, 1996, to shareholders of record on March 8, 1996, as follows:

                                                                                         NY
                                                                                       ------
    Dividend per share:
      Class A........................................................................  $.0460
      Class C........................................................................   .0395
      Class R........................................................................   .0485
                                                                                       ======

                          NUVEEN TAX-FREE MUTUAL FUNDS

5. SECURITIES TRANSACTIONS

     Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the year ended February 29, 1996, were as follows:

                                                                                      NY
                                                                                  ----------
    PURCHASES
    Investments in municipal securities.........................................  $78,935,027
    Temporary municipal investments.............................................  30,250,000
    SALES
    Investments in municipal securities.........................................  73,742,136
    Temporary municipal investments.............................................  27,650,000
                                                                                  ==========

     At February 29, 1996, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

6. UNREALIZED APPRECIATION (DEPRECIATION)

     Gross unrealized appreciation and gross unrealized depreciation of investments at February 29, 1996, were as follows:

                                                                                      NY
                                                                                  ----------
    Gross unrealized:
      Appreciation..............................................................  $9,487,337
      Depreciation..............................................................    (424,057)
                                                                                  ----------
    Net unrealized appreciation.................................................  $9,063,280
                                                                                  ==========

7. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of the
Fund:

                          AVERAGE DAILY NET ASSET VALUE                          MANAGEMENT FEE
    -------------------------------------------------------------------------------------------
    For the first $125,000,000................................................         .55 of%1
    For the next $125,000,000.................................................       .5375 of 1
    For the next $250,000,000.................................................        .525 of 1
    For the next $500,000,000.................................................       .5125 of 1
    For the next $1,000,000,000...............................................          .5 of 1
    For net assets over $2,000,000,000........................................        .475 of 1

     The management fee is reduced by, or the Adviser assumes certain expenses of the Fund, in an amount necessary to prevent the total expenses of the Fund (including the management fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, 12b-1 Service and Distribution fees, and to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .75 of 1% of the average daily net asset value. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be voluntarily terminated at any time at its discretion.

     The management fee referred to above compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to its directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Fund from the Adviser.

                          NUVEEN TAX-FREE MUTUAL FUNDS

8. COMPOSITION OF NET ASSETS

     At February 29, 1996, each Fund had common stock authorized at $.01 par value per share. The composition of net assets as well as the number of authorized shares were as follows:

                                                                                    NY
                                                                               ------------
        Capital paid-in....................................................... $161,313,710
        Balance of undistributed net investment income........................      126,818
        Accumulated net realized gain (loss) from investment transactions.....      649,435
        Net unrealized appreciation of investments............................    9,063,280
                                                                               ------------
                  Net assets.................................................. $171,153,243
                                                                                ===========
        Authorized shares:
                  Class A.....................................................  200,000,000
                  Class C.....................................................  220,000,000
                  Class R.....................................................   80,000,000
                                                                                ===========

9. INVESTMENT COMPOSITION

     The Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At February 29, 1996, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

                                                                                       NY
                                                                                       ---
        Revenue Bonds:
             Health Care Facilities..............................................        4%
             Housing Facilities..................................................       17
             Lease Rental Facilities.............................................       19
             Educational Facilities..............................................       16
             Water/Sewer Facilities..............................................        4
             Transportation......................................................        1
             Pollution Control...................................................        5
             Other...............................................................        9
        General Obligation Bonds.................................................       12
        Escrowed Bonds...........................................................       13
                                                                                       ---
                                                                                       100%
                                                                                       ===

     Certain long-term and intermediate-term investments owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (22% for New York). Such insurance, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares.

     All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

     For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

                          NUVEEN TAX-FREE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

     Selected data for a Common share outstanding throughout each period is as follows:

                                       INCOME FROM INVESTMENT

                                             OPERATIONS
                                    -----------------------------          LESS DISTRIBUTIONS
                                                    NET REALIZED      ----------------------------
                      NET ASSET                    AND UNREALIZED     DIVIDENDS
                        VALUE          NET          GAIN (LOSS)        FROM NET      DISTRIBUTIONS     NET ASSET     TOTAL RETURN
                      BEGINNING     INVESTMENT          FROM          INVESTMENT     FROM CAPITAL      VALUE END     ON NET ASSET
                      OF PERIOD       INCOME       INVESTMENTS+++       INCOME           GAINS         OF PERIOD       VALUE++
---------------------------------------------------------------------------------------------------------------------------------
NY
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 2/29/96     $10.120        $ .555*         $   .487          $(.552)         $    --         $10.610           10.52%
9/6/94 to 2/28/95       10.230          .277*            (.067)          (.273)           (.047)         10.120            2.21
CLASS C
Year ended 2/29/96      10.110          .478*             .528           (.476)              --          10.640           10.13
9/13/94 to 2/28/95      10.110          .231*             .038           (.222)           (.047)         10.110            2.80
CLASS R
Year ended 2/29/96      10.150          .582*             .490           (.582)              --          10.640           10.80
Year ended 2/28,
 1995                   10.720          .579             (.529)          (.573)           (.047)         10.150             .75
 1994                   10.610          .578*             .161           (.580)           (.049)         10.720            7.10
 1993                    9.880          .603*             .806           (.598)           (.081)         10.610           14.79
3 months ended
 2/29/92                 9.820          .163              .053           (.156)              --           9.880            2.21
Year ended 11/30,
 1991                    9.380          .629*             .441           (.630)              --           9.820           11.79
 1990                    9.560          .631*            (.181)          (.630)              --           9.380            4.92
 1989                    9.180          .633*             .380           (.633)              --           9.560           11.34
 1988                    8.760          .625*             .420           (.625)              --           9.180           12.20
12/10/86 to 11/30/87     9.600          .612*            (.840)          (.612)              --           8.760           (2.44)
---------------------------------------------------------------------------------------------------------------------------------


                                                                 RATIOS/SUPPLEMENTAL DATA
                       -------------------------------------------------------------------------------------------------------------

                                            RATIO OF          RATIO OF NET           RATIO OF          RATIO OF NET
                                           EXPENSES TO      INVESTMENT INCOME      EXPENSES TO       INVESTMENT INCOME
                       NET ASSETS END      AVERAGE NET       TO AVERAGE NET        AVERAGE NET        TO AVERAGE NET       PORTFOLIO

                       OF PERIOD (IN      ASSETS BEFORE       ASSETS BEFORE        ASSETS AFTER        ASSETS AFTER        TURNOVER

                         THOUSANDS)       REIMBURSEMENT       REIMBURSEMENT       REIMBURSEMENT*      REIMBURSEMENT*         RATE

---------------------

NY
---------------------
CLASS A
Year ended 2/29/96        $ 15,732             1.02%               5.28%                .99%                5.31%              47%

9/6/94 to 2/28/95            3,189             1.56+               5.31+               1.00+                5.87+              29

CLASS C
Year ended 2/29/96             646             1.99                4.29                1.73                 4.55               47

9/13/94 to 2/28/95              86             7.97+              (1.06)+              1.75+                5.16+              29

CLASS R
Year ended 2/29/96         154,776              .76                5.55                 .74                 5.57               47

Year ended 2/28,
 1995                      149,454              .74                5.79                 .74                 5.79               29

 1994                      146,297              .78                5.30                 .75                 5.33               15

 1993                      107,146              .84                5.75                 .75                 5.84               12

3 months ended
 2/29/92                    66,491              .75+               6.27+                .75+               6.27+               16

Year ended 11/30,
 1991                       59,351              .79                6.46                 .75                 6.50               19

 1990                       44,347              .81                6.59                 .75                 6.65               51

 1989                       29,040              .98                6.40                 .75                 6.63               85

 1988                       14,975             1.09                6.55                 .75                 6.89               71

12/10/86 to 11/30/87         8,239             1.38+               5.45+                .37+                6.46+              20

---------------------

  * Reflects the waiver of certain management fees and reimbursement of certain other expenses by the Adviser, if applicable. See note 7 of Notes to Financial Statements.

  + Annualized.

 ++ Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions if any, and changes in net asset value per share.

+++ Net of taxes, if applicable. See note 1 of Notes to Financial Statements.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Nuveen Tax-Free Bond Fund, Inc.:

     We have audited the accompanying statement of net assets of Nuveen Tax-Free Bond Fund, Inc. (a Minnesota corporation comprising the New York Tax-Free Value
Fund), including the portfolio of investments, as of February 29, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 1996, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen New York Tax-Free Value Fund as of February 29, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

                                       ARTHUR ANDERSEN LLP

Chicago, Illinois
April 8, 1996

                        FLAGSHIP TAX EXEMPT FUNDS TRUST

                      STATEMENT OF ADDITIONAL INFORMATION

                            DATED SEPTEMBER 26, 1996

       ONE DAYTON CENTRE, ONE SOUTH MAIN STREET; DAYTON, OHIO 45402-2030

     Flagship Tax Exempt Funds Trust (the "Fund") is a registered open-end, management investment company organized in series. The Fund is divided into separate series each of which is designed for individuals and taxable entities that desire to invest in an actively managed portfolio of securities the interest on which is exempt from Federal income taxes as well as income taxes of the particular state indicated by the name of such series. There are two classes of shares authorized for each series (Class A Shares and Class C Shares), although they may not be available for all series. The current state series are:

       Flagship Alabama Double Tax Exempt Fund
        Flagship Arizona Double Tax Exempt Fund -- Class A Shares
        Flagship Arizona Double Tax Exempt Fund -- Class C Shares
        Flagship California Double Tax Exempt Fund
        Flagship California Intermediate Tax Exempt Fund
        Flagship Colorado Double Tax Exempt Fund
        Flagship Connecticut Double Tax Exempt Fund -- Class A Shares Flagship Connecticut Double Tax Exempt Fund -- Class C Shares Flagship Florida Double Tax Exempt Fund -- Class A Shares
        Flagship Florida Double Tax Exempt Fund -- Class C Shares
        Flagship Florida Intermediate Tax Exempt Fund -- Class A Shares Flagship Florida Intermediate Tax Exempt Fund -- Class C Shares Flagship Florida Limited Term Tax Exempt Fund
        Flagship Georgia Double Tax Exempt Fund -- Class A Shares
        Flagship Georgia Double Tax Exempt Fund -- Class C Shares
        Flagship Kansas Triple Tax Exempt Fund
        Flagship Kentucky Limited Term Municipal Bond Fund -- Class A Shares Flagship Kentucky Limited Term Municipal Bond Fund -- Class C Shares Flagship Kentucky Triple Tax Exempt Fund -- Class A Shares
        Flagship Kentucky Triple Tax Exempt Fund -- Class C Shares
        Flagship Louisiana Double Tax Exempt Fund -- Class A Shares
        Flagship Louisiana Double Tax Exempt Fund -- Class C Shares
        Flagship Michigan Triple Tax Exempt Fund -- Class A Shares
        Flagship Michigan Triple Tax Exempt Fund -- Class C Shares
        Flagship Michigan Intermediate Tax Exempt Fund
        Flagship Michigan Limited Term Tax Exempt Fund
        Flagship Missouri Double Tax Exempt Fund -- Class A Shares
        Flagship Missouri Double Tax Exempt Fund -- Class C Shares
        Flagship New Jersey Double Tax Exempt Fund
        Flagship New Jersey Intermediate Tax Exempt Fund
        Flagship New Jersey Limited Term Tax Exempt Fund
        Flagship New Mexico Double Tax Exempt Fund
        Flagship New York Tax Exempt Fund -- Class A Shares
        Flagship New York Tax Exempt Fund -- Class C Shares
        Flagship New York Intermediate Tax Exempt Fund
        Flagship New York Limited Term Tax Exempt Fund
        Flagship North Carolina Double Tax Exempt Fund -- Class A Shares Flagship North Carolina Double Tax Exempt Fund -- Class C Shares Flagship Ohio Double Tax Exempt Fund -- Class A Shares
        Flagship Ohio Double Tax Exempt Fund -- Class C Shares
        Flagship Ohio Intermediate Tax Exempt Fund
        Flagship Ohio Limited Term Tax Exempt Fund
        Flagship Pennsylvania Triple Tax Exempt Fund -- Class A Shares Flagship Pennsylvania Triple Tax Exempt Fund -- Class C Shares

       Flagship South Carolina Double Tax Exempt Fund
       Flagship Tennessee Double Tax Exempt Fund -- Class A Shares
        Flagship Tennessee Double Tax Exempt Fund -- Class C Shares Flagship Virginia Double Tax Exempt Fund -- Class A Shares Flagship Virginia Double Tax Exempt Fund -- Class C Shares Flagship Wisconsin Double Tax Exempt Fund

NATIONAL SERIES:

       Flagship All-American Tax Exempt Fund -- Class A Shares
        Flagship All-American Tax Exempt Fund -- Class C Shares Flagship High Yield Municipal Bond Fund
        Flagship Intermediate Tax Exempt Fund -- Class A Shares Flagship Intermediate Tax Exempt Fund -- Class C Shares Flagship Limited Term Tax Exempt Fund -- Class A Shares Flagship Limited Term Tax Exempt Fund -- Class C Shares Flagship Short Term Tax Exempt Fund
        Flagship U.S. Territories Tax Exempt Fund

INSURED SERIES:

       Flagship Insured Limited Term Tax Exempt Fund
        Flagship Insured Intermediate Tax Exempt Fund
        Flagship Insured Tax Exempt Fund

     The diversified series of the Fund are All-American, Arizona, Colorado, Connecticut, Florida, Georgia, High Yield, Insured, Insured Intermediate, Insured Limited Term, Intermediate, Kentucky, Limited Term, Louisiana, Michigan, Missouri, New York, North Carolina, Ohio, Pennsylvania, Short Term, Tennessee and Virginia. All other series are non-diversified. The initial offering to the public of any series is determined at the discretion of the Board of Trustees. Each series seeks high current after tax income consistent with liquidity and preservation of capital primarily through investment in investment grade tax exempt obligations.

     This Statement of Additional Information provides certain detailed information concerning the Fund. It is not a Prospectus and should be read in conjunction with the current Prospectus (the "Prospectus") relating to the Fund. A copy of the Prospectus may be obtained without charge by telephone or written request to: Flagship Funds Inc., at One Dayton Centre, One South Main Street; Dayton, Ohio 45402-2030; or by telephone (toll free) at 800-414-7447, or for TDD call 800-360-4521.

     This Statement of Additional Information relates to the Prospectus of the Fund dated September 26, 1996.

                               TABLE OF CONTENTS


                                                                                            PAGE
                                                                                            ----
Investment Objectives and Policies........................................................     4
Shares of the Fund........................................................................     6
Officers and Trustees.....................................................................     7
Investment Advisory Services..............................................................     9
Distributor...............................................................................    13
Custodian and Transfer Agent..............................................................    17
Auditors..................................................................................    17
Portfolio Transactions....................................................................    17
Yield and Total Return Calculation........................................................    18
Dividend Payment Options..................................................................    19
Purchase, Redemption and Pricing of Shares................................................    20
Taxes.....................................................................................    23
Exchange and Reinvestment Privilege.......................................................    24
Systematic Withdrawal Plan................................................................    24
Servicemarks..............................................................................    25
Other Information.........................................................................    25
Index to Financial Statements.............................................................   F-1
Appendix I -- Description of Municipal Securities Ratings.................................  D-26
Appendix II -- Description of Hedging Techniques..........................................  D-30

                       INVESTMENT OBJECTIVES AND POLICIES

     The Fund has adopted the following investment restrictions (which supplement the matters described under "The Funds and Their Objectives" in the Prospectus), none of which may be changed with respect to any series of the Fund designated on the date hereof without the approval of the holders of a majority of such series' outstanding shares. No existing series of the Fund may:

          (1) Purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or if all series of the Fund would own in the aggregate more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

          (2) Make loans, except to the extent the purchase of the debt obligations (including repurchase agreements) in accordance with the series' investment objectives and policies are considered loans.

          (3) Issue securities senior to the shares or borrow money, except from banks for extraordinary or emergency purposes (and not for leveraging) or in order to meet unexpectedly heavy redemption requests in an amount not exceeding 10% of the value of the series' assets, or purchase any securities at any time when the total outstanding borrowings from banks attributable to such series exceeds 5% of the series' net assets.

          (4) Mortgage, pledge or hypothecate any assets except as required by law or agreement to secure borrowings permitted by clause (3) above.

          (5) Purchase or sell real estate, real estate mortgage loans, real estate investment trust securities, commodities, commodity contracts or oil and gas interests, except to the extent that the tax-exempt and U.S. government securities the series may invest in would be considered to be such loans, securities, contracts or interests and except to the extent the various hedging instruments the series may invest in would be considered to be commodities or commodities contracts.

          (6) Acquire securities of other investment companies (other than in connection with the acquisition of such companies), except that a series may from time to time invest up to 10% of its assets in tax-exempt funds, including money market funds.

          (7) Act as an underwriter of securities except to the extent that in connection with disposition of portfolio securities it may be deemed to be an underwriter.

          (8) Purchase securities on margin, make short sales of securities or maintain a net short position except to the extent the various hedging instruments the series may invest in or the options the series may write would be considered to involve short sales or a net short position.

          (9) Invest more than 25% of its assets in a single industry. However, as described in the Prospectus, particular series may from time to time invest more than 25% of their assets in one or more particular segments of the tax exempt obligations market.

     In order to permit the sale of shares in certain states, the Fund may make commitments more restrictive than the operating restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its stockholders, it will revoke the commitment by terminating sales of its shares in the state involved. Specifically, in addition, each series has made a commitment, although not a fundamental policy, to not purchase warrants.

     Portfolio Turnover. Although the Fund anticipates that the portfolio turnover of each series will be less than 100% in any fiscal year, each series will adjust its turnover as necessary or appropriate to seek to attain its investment objective.

     By purchasing obligations in larger denominations and with greater variation in maturity and interest payment dates than investors may be able to achieve on their own, the Fund, through each of its series, offers investors economies of scale and greater diversification. In addition, an investment in any series of the Fund gives investors a convenient and affordable method of avoiding administrative burdens and transaction costs normally involved in direct purchases of tax exempt obligations. For instance, investors do not have to keep track of detailed maturity schedules, formulate specific reinvestment plans, arrange for safekeeping of the obligations, obtain price and delivery terms from numerous dealers, or maintain separate principal, income and capital gain and loss records.

     Municipal Leases and Participations Therein. These are obligations in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Income from such obligations is exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. The constitutions and statutes of all states contain requirements that the state or a municipality must meet to incur debt. These often include voter referenda, interest rate limits and public sale requirements. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

     In addition to the "non-appropriation" risk, Municipal Leases have additional risk aspects because they represent a relatively new type of financing that has not yet developed in many cases the depth of marketability and liquidity associated with conventional bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In addition, in certain instances the tax-exempt status of the obligations will not be subject to the legal opinion of a nationally recognized "bond counsel," as is customarily required in larger issues of municipal obligations. However, in all cases the Fund will require that a Municipal Lease purchased by the Fund be covered by a legal opinion (typically from the issuer's counsel) to the effect that, as of the effective date of such Lease, the Lease is the valid and binding obligation of the governmental issuer.

     Municipal Leases and participations will be purchased pursuant to analysis and review procedures which the Manager believes will minimize risks to shareholders. It is possible that more than 5% of a series' net assets will be invested in Municipal Leases which, pursuant to guidelines established by the Securities and Exchange Commission ("SEC"), have been determined by the Board of Trustees to be liquid securities. When evaluating the liquidity of a Municipal Lease, the Board, or the investment adviser pursuant to procedures established by the Board, considers all relevant factors including frequency of trading, availability of quotations, the number of dealers and their willingness to make markets, the nature of trading activity and the assurance that liquidity will be maintained. With respect to unrated Municipal Leases, credit quality is also evaluated.

     Hedging and Other Defensive Actions. Each series of the Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. The Trustees and investment adviser of the Fund believe that it is desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. The Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

     These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a series of the Fund may be greater than gains in the value of the securities in such series' portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, a series of the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

     No series of the Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix II to this Statement of Additional Information.

     Each series of the Fund reserves the right, if necessary in the judgment of the Trustees and the investment adviser for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instruments is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

                               SHARES OF THE FUND

     Four classes of shares, Class A Shares, Class B Shares, Class C Shares, and Class R Shares, are authorized for all series with Class A Shares currently offered by all series and Class C Shares currently offered by some series. Other classes of shares in other series may be offered in the future. Each series of the Fund is authorized to offer up to four classes of shares which may be purchased at a price equal to their net asset value per share, plus (for certain classes) a sales charge (discussed below) which, at the election of the purchaser, may be imposed either (i) at the time of purchase (the "Class A Shares") or (ii) on a contingent deferred basis (the "Class B Shares" or the "Class C Shares"). See "How to Buy Shares" in the Prospectus. The four classes of shares each represent an interest in the same portfolio of investments of the Fund and have the same rights, except (i) Class B and Class C Shares bear the expenses of the deferred sales arrangement and any expenses (including a higher distribution services fee) resulting from such sales arrangement, (ii) each class that is subject to a distribution fee has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and (iii) the classes have different exchange privileges. Additionally, Class B Shares will automatically convert into Class A Shares after a specified period of years (as discussed below.) The net income attributable to Class B and Class C Shares and the dividends payable on Class B and Class C Shares will be reduced by the amount of the higher distribution services fee and certain other incremental expenses associated with the deferred sales charge arrangement. The net asset value per share of Class A Shares, Class B Shares, Class C Shares and Class R Shares is expected to be substantially the same, but it may differ from time to time. Class B, Class C and Class R Shares are authorized for all series, but may not be available for all series. Prior to implementing the multiple class distribution for any series, the Trustees will re-denominate all outstanding shares in such series as Class A Shares.

     Class A Shares. The public offering price of Class A Shares is equal to net asset value plus an initial sales charge that is a variable percentage of the offering price depending on the amount of the sale. Net asset value will be determined as described in the Prospectus under "How Fund Shares are Priced". The net assets attributable to Class A Shares are subject to an ongoing distribution services fee (see "Distributor" below). Purchasers of Class A Shares may be entitled to reduced sales charges through a combination of investments, rights of accumulation or a Letter of Intent even if their current investment would not normally qualify for a quantity discount (see "Purchase, Redemption and Pricing of Shares" below). Class A Shares also qualify for certain exchange and reinvestment privileges as described in "Exchange And Reinvestment Privilege" below. The investor or the investor's broker or dealer is responsible for promptly forwarding payment to the Fund for shares purchased. Class A Shares may be subject to a CDSC as explained in the Prospectus.

     Class B Shares. Class B Shares are sold at net asset value without a sales charge at the time of purchase. Instead, the sales charge is imposed on a contingent deferred basis. The net assets attributable to Class B Shares are subject to an ongoing distribution fee (see "Distributor" below). The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment of the purchase of Class B Shares until the time such shares are redeemed. Solely for purposes of determining the number of years from the time of any payment of the purchase of Class B Shares, all payments during any month will be aggregated and deemed to have been made on the last day of the month.

     Class B Shares automatically convert into Class A Shares after 8 years (5 years intermediate and limited term) after the end of the month in which a shareholder's order to purchase Class B Shares was accepted. As a result, the shares that converted will no longer be subject to a sales charge upon redemption and will enjoy the lower Class A distribution services fee.

     For purposes of conversion of Class A Shares, Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account also will convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency cost with respect to Class B Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) that the conversion of Class B Shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B Shares would occur, and Class B

Shares might continue to be subject to the higher distribution services fee for an indefinite period, which period may extend beyond the conversion period after the end of the month in which the shares were issued.

     The Class B Shares are otherwise the same as Class C Shares and are subject to the same conditions, except that they can only be exchanged for other Class B Shares without imposition of sales charges.

     Class C Shares. Class C Shares are sold at net asset value (see "How Fund Shares are Priced" in the Prospectus) without a sales charge at the time of purchase. Instead, Class C Shares are subject to a 1% contingent deferred sales charge ("CDSC") if they are redeemed within one year after purchase. Their net assets are subject to an ongoing distribution services fee of (a) 0.95% for any fund with other than a short term or limited term maturity, of which 0.75% is an asset based sales charge and 0.20% is a service fee or (b) for any fund with a short term or limited term maturity, an ongoing distribution services fee of 0.70%, of which 0.50% is an asset based sales charge and 0.20%, is a service fee (see "Distributor" below). The Class C Shares have no conversion rights.

     The CDSC will not be imposed on amounts representing increases in net asset value above the initial purchase price. Additionally, no charge will be assessed on Class B or Class C Shares derived from reinvestment of dividends or capital gains distributions. The CDSC will be waived (i) on redemption of shares following the death of a shareholder, (ii) for redemptions following the disability (as determined in writing by the Social Security Administration) or death of the shareholder, and (iii) when Class B or Class C Shares are exchanged for Class B or Class C Shares of other Flagship Funds distributed by the Distributor (see "Exchange And Reinvestment Privilege" below). In the case of an exchange, the length of time that the investor held the original Class B or Class C Shares is counted towards satisfaction of the period during which a deferred sales charge is imposed on the Class B or Class C Shares for which the exchange was made.

     Class R Shares. You may purchase Class R Shares with monies representing dividends and capital gain distributions on Class R Shares of the Fund. Also, you may purchase Class R Shares if you are within the following specified categories of investors who are also eligible to purchase Class A Shares at net asset value without an up-front sales charge: officers, current and former trustees of the Fund, bona fide, full-time and retired employees of Flagship, and subsidiaries thereof, or their immediate family members; any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members; officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates; and bank or broker-affiliated trust departments; persons investing $1 million or more in Class R Shares; and clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based "wrap" fees for their services.

     If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual distribution fee to compensate Flagship Funds Inc. (the "Distributor") for distribution costs associated with the Fund and to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

                             OFFICERS AND TRUSTEES

     The Trustees and executive officers of the Fund are listed below. Each of them holds the same positions with each series of the Fund and with Flagship Admiral Funds Inc. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years and has a business address at One Dayton Centre, One South Main Street, Dayton, Ohio 45402-2030, which is also the address of the Fund.

     The "interested" trustees of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act") are indicated by an asterisk (*).

                                                             PRINCIPAL OCCUPATION
      NAME AND ADDRESS         POSITION WITH THE FUND       DURING PAST FIVE YEARS
-----------------------------  ----------------------  ---------------------------------
Bruce Paul Bedford*            Trustee                 Chairman and Chief Executive
                                                       Officer of Flagship Resources
                                                       Inc. ("Flagship"), Flagship
                                                       Financial Inc. (the "Manager"),
                                                       and Flagship Funds Inc. (the
                                                       "Distributor").
Richard P. Davis*              Trustee and President   President and Chief Operating
                                                       Officer of Flagship, the Manager,
                                                       and the Distributor.
Robert P. Bremner              Trustee                 Private Investor and Management
  3725 Huntington Street, NW                           Consultant.
  Washington, DC 20015
Joseph F. Castellano           Trustee                 Professor and former Dean,
  4249 Honeybrook Avenue                               College of Business and
  Dayton, Ohio 45415                                   Administration, Wright State
                                                       University.
Paul F. Nezi                   Trustee                 Executive Vice President and
  227 E. Dixon Avenue                                  Chief Marketing Officer,
  Dayton, Ohio 45419                                   ChoiceCare; prior to March 1993,
                                                       Vice President and General
                                                       Manager, Advanced Imaging
                                                       Products, a division of AM
                                                       International; prior to 1991,
                                                       Partner, Hooper & Nezi, a
                                                       marketing and communications
                                                       firm.
William J. Schneider           Trustee                 Senior Partner, Miller-Valentine
  4000 Miller-Valentine Ct.                            Partners; Vice President, Miller-
  P.O. Box 744                                         Valentine Realty, Inc.
  Dayton, OH 45401
M. Patricia Madden             Vice President          Vice President, Operations of the
                                                       Distributor
Michael D. Kalbfleisch         Treasurer and           Vice President and Chief
                               Secretary               Financial Officer of Flagship,
                                                       the Manager and the Distributor
LeeAnne G. Sparling            Controller              Director of Portfolio Operations
                                                       of the Manager

                      COMPENSATION: TRUSTEES AND OFFICERS

                                                                             TOTAL COMPENSATION
                                                                            FROM REGISTRANT AND
                                                                                FUND COMPLEX
                                                          AGGREGATE           PAID TO TRUSTEES
                       NAME OF PERSON                   COMPENSATION          (NUMBER OF OTHER
                          POSITION                     FROM REGISTRANT             FUNDS)
        ---------------------------------------------  ---------------     ----------------------
        Robert P. Bremner............................      $20,500                $ 25,500(4)
          Trustee
        Joseph F. Castellano.........................      $21,500                $ 26,500(4)
          Trustee
        William J. Schneider.........................      $21,500                $ 26,500(4)
          Trustee
        Paul F. Nezi.................................      $21,500                $ 26,500(4)
          Trustee

     As of August 8, 1996, to the knowledge of management, each of the following persons beneficially owned the percentage noted of the fund listed beside their name:

Alabama Fund            Farley L. Berman                                      10.39%
                        1234 Champaign Ave.
                        Anniston, AL 36207
                        Prudential Securities Inc.                             7.32%
                        FBO Jerry F. Wilson
                        P.O. Box 300
                        Addison, AL 35540
Kansas Fund             PaineWebber                                            8.62%
                        FBO Sonya & Leonard Ropfogel, Trustees
                        155 N. Market, Suite 1000
                        Wichita, KS 67202
South Carolina Fund     Janece Marsha Garrison                                10.33%
                        1017 Stevens Creek Road
                        Augusta, GA 30907
                        J.C. Bradford & Co. Cust. FBO                          6.38%
                        Ruth K. Keever
                        330 Commerce St.
                        Nashville, TN 37201
                        Joseph Christopher Garrison                           10.33%
                        1017 Stevens Creek Road
                        Augusta, GA 30907
                        James G. McMillan                                      8.96%
                        6 Rock Ledge Ct.
                        Banner Elk, NC 28604

     As of such date, no person beneficially owned 5% or more of the outstanding shares of the following sub-trusts of the Trust: All-American Fund, Arizona Fund, Colorado Fund, Connecticut Fund, Florida Fund, Florida Intermediate Fund, Georgia Fund, Intermediate Fund, Kentucky Fund, Kentucky Limited Term Fund, Limited Term Fund, Louisiana Fund, Michigan Fund, Missouri Fund, New Jersey Fund, New Jersey Intermediate Fund, New Mexico Fund, New York Fund, North Carolina Fund, Ohio Fund, Pennsylvania Fund, Tennessee Fund, Virginia Fund and Wisconsin Fund.

     All trustees and officers as a group own less than 1% of the outstanding shares of the Trust.

     Prior to the sale of shares of any series of the Fund to the public, all of the shares of such series of the Fund will be owned by the Manager.

                          INVESTMENT ADVISORY SERVICES

     As stated in the Prospectus, Flagship Financial Inc. acts as investment adviser (the "Manager") to the Fund and each series pursuant to separate Investment Advisory Agreements (the "Advisory Agreements") with each series. See "How the Funds are Managed" in the Prospectus for a description of the Manager's duties as investment adviser. The Manager's administrative obligations include:
(i) assisting in supervising all aspects of the Fund's operations; (ii) providing the Fund, at the Manager's expense, with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective corporate administration; and (iii) providing the Fund, at the Manager's expense, with adequate office space and related services. The Fund's accounting records are maintained, at the Fund's expense, by its Custodian, Boston Financial.

     As compensation for the services rendered by the Manager under the Advisory Agreements dated March 8, 1985, with respect to the All American, Michigan and Ohio series; November 21, 1985, with respect to the Georgia, North Carolina and Virginia series; July 25, 1986, with respect to the Arizona series; February ary 2, 1987, with respect to the Colorado, Connecticut, Kentucky and Missouri series; July 20, 1987 with respect to the New York, Florida, Louisiana, New Jersey, and Tennessee series; June 15, 1990, with respect to the Kansas series; May 15, 1992, with respect to the Intermediate, New Jersey, New Jersey Intermediate, Pennsylvania and New Mexico series; June 15, 1992, with respect to the Alabama, Florida Intermediate and South Carolina series; and February 4, 1994 with respect to the Wisconsin series; the Manager is paid a fee, computed daily and payable monthly with respect to each series on a separate basis, at an annual rate of .50% of the average daily net assets of such series. As compensation for the services rendered by the Manager under the Advisory Agreement dated July 20, 1987, with respect to the Limited Term series, and April 21, 1995, with respect to the Kentucky Limited Term Municipal Bond Fund, the Manager is paid a fee, computed daily and payable monthly at an annual rate of .30% of the average daily net assets up to $500 million plus .25% of the average daily net assets in excess of $500 million.

     For the most recent fiscal periods ended May 31, 1994, 1995, and 1996, with respect to each series, the amounts paid to the Manager by such series of the Fund were as follows:

                       STATE SERIES                     1994           1995           1996
        -------------------------------------------  ----------     ----------     ----------
        Alabama....................................  $       --     $       --     $       --
        Arizona....................................      43,162        122,032        140,063
        Colorado...................................          --             --             --
        Connecticut................................     255,441        396,094        421,811
        Florida....................................     314,749        633,336        980,751
        Florida Intermediate.......................          --             --             --
        Georgia....................................     165,095        287,399        235,562
        Kansas.....................................          --             --         38,552
        Kentucky...................................     294,356        559,150        799,646
        Kentucky Limited...........................                                     2,496
        Louisiana..................................      24,821         96,442        148,090
        Michigan...................................     645,194        729,008        873,242
        Missouri...................................     107,595        244,965        494,006
        New Jersey.................................          --             --             --
        New Jersey Intermediate....................          --             --             --
        New Mexico.................................          --         17,972         32,291
        New York...................................          --             --          6,359
        North Carolina.............................     676,431        675,473        674,110
        Ohio.......................................   1,901,128      1,926,295      1,899,111
        Pennsylvania...............................     104,513         58,095         76,802
        South Carolina.............................          --             --             --
        Tennessee..................................     548,942        776,025        921,400
        Virginia...................................     133,981        211,367        310,198
        Wisconsin..................................          --             --             --
        NATIONAL SERIES
        All-American...............................     267,846        420,954        644,844
        Intermediate...............................          --             --             --
        Limited Term...............................   1,313,071      1,369,218      1,259,810
                                                     ----------     ----------     ----------
                  TOTAL............................  $6,796,325     $8,523,825     $9,959,144
                                                     ==========     ==========     ==========

     The tables set forth above do not include portions of the Manager's fee which were permanently waived by the Manager. The amounts of compensation waived by the Manager for such period were:

                       STATE SERIES                    1994            1995           1996
        ------------------------------------------  -----------     ----------     ----------
        Alabama...................................  $       107     $    4,854     $   12,670
        Arizona...................................      377,569        277,079        279,976
        Colorado..................................      162,901        169,048        173,105
        Connecticut...............................      768,360        615,631        636,447
        Florida...................................    1,676,047      1,093,473        685,218
        Florida Int...............................        2,503         19,498         38,041
        Georgia...................................      421,674        321,940        366,193
        Kansas....................................      425,046        404,085        429,494
        Kentucky..................................    1,521,748      1,357,696      1,328,971
        Kentucky Limited..........................           --             --         10,100
        Louisiana.................................      290,721        240,777        222,310
        Michigan..................................      653,131        626,290        586,307
        Missouri..................................      779,519        726,130        598,909
        New Jersey................................       18,392         31,524         48,257
        New Jersey Intermediate...................       40,542         45,333         45,699
        New Mexico................................      225,840        226,715        226,537
        New York..................................      215,688        236,428        244,412
        North Carolina............................      290,321        289,460        318,954
        Ohio......................................      404,687        375,587        522,006
        Pennsylvania..............................      111,454        164,423        156,472
        South Carolina............................       23,928         37,587         46,785
        Tennessee.................................      597,902        442,963        389,150
        Virginia..................................      404,880        351,513        312,111
        Wisconsin.................................           --         22,083         55,421
        NATIONAL SERIES
        ------------------------------------------
        All-American..............................      753,169        632,023        588,351
        Intermediate..............................      146,230        187,583        228,684
        Limited Term..............................      657,881        458,100        332,579
                                                    -----------     ----------     ----------
                  TOTAL...........................  $10,970,240     $9,357,823     $8,883,159
                                                    ===========     ==========     ==========

     Also, under separate agreements with the following Funds, for the period ended May 31, 1996, Manager agreed to subsidize certain expenses, excluding advisory and distribution fees, as set forth below. The Manager is not obligated to subsidize such expenses and may not do so in the future.

                                                                       AMOUNT
                                                                     SUBSIDIZED
                                     STATE SERIES                     5/31/96
                    -----------------------------------------------  ----------
                    Alabama........................................   $  57,787
                    Arizona........................................      57,950
                    Colorado.......................................      84,532
                    Florida Intermediate...........................      37,757
                    Kansas.........................................      66,694
                    Kentucky Limited...............................      40,302
                    New Jersey.....................................      67,802
                    New Jersey Intermediate........................      56,297
                    New York.......................................      26,209
                    Pennsylvania...................................      11,285
                    South Carolina.................................      40,103
                    Wisconsin......................................      47,172
                    NATIONAL SERIES
                    -----------------------------------------------
                    Intermediate...................................      41,246
                                                                       --------
                              TOTAL................................   $ 635,136
                                                                       ========

     Each Advisory Agreement will terminate automatically upon its assignment and its continuance must be approved annually by the Fund's trustees or a majority of the particular series' outstanding voting shares and in either case, by a majority of the Fund's disinterested trustees. Each Advisory Agreement is terminable at any time without penalty by the trustees or by a vote of a majority of the particular series' outstanding voting shares on 60 days' written notice to the Manager, or by the Manager on 60 days' written notice to the Fund.

     The Manager has advanced all organization expenses of the Fund and each series, which include printing of documents, fees and disbursements of the Fund's counsel and accountants, registration fees under the Securities Act of 1933, the 1940 Act, and state securities laws, as well as the initial fees of the Fund's custodian and transfer agent. Such fees aggregated approximately $83,600 for the Colorado series, $69,000 for the Limited Term series, $83,600 for the Missouri series, $72,000 for the Louisiana series, $284,600 for the Florida series, $257,000 for the New York series, $42,800 for the Kansas series, $58,900 for the New Jersey series, $32,200 for the New Jersey Intermediate series, $51,700 for the New Mexico series, $35,700 for the Intermediate series, $35,400 for the South Carolina series, $27,400 for the Florida Intermediate series, $60,800 for the Alabama series, $98,000 for the Wisconsin series and $29,400 for the Kentucky Limited Term series. The Manager advanced $63,000 for reorganizational expenses for the Pennsylvania Series.

     The expenses are being reimbursed to the Manager by uniform pro rata deductions from the net asset value of each series of the Fund accrued daily and paid monthly over the five-year period which commenced June 1, 1991, with respect to the Louisiana, and Missouri series; June 1, 1992, with respect to the New York series; June 1, 1993, with respect to the Colorado, Kansas and New Mexico series, and January 1, 1996 with respect to the Pennsylvania Series. For the Alabama, Florida, Intermediate, Kentucky Limited Term, New Jersey Intermediate, South Carolina and Wisconsin Series, reimbursement commenced on June 1, 1996 and will be paid pro rata over a three-year period.

     The Manager has agreed that in the event the operating expenses of the series (including fees paid to the Manager and payments to the Distributor but excluding taxes, interest, brokerage and extraordinary expenses) for any fiscal year ending on a date on which the related Advisory Agreement is in effect, exceed the expense limitations imposed by applicable state securities laws or any regulations thereunder, it will, up to the amount of its fee, reduce its fee or reimburse the Fund in the amount of such excess.

     A series may advertise its actual expenses expressed as a percentage of its net assets and may also quote the average expense percentage of funds of the same type as calculated by Lipper Analytical Services.

     Securities held by any series may also be held by, or be appropriate investments for, other series or other investment advisory clients of the Manager. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security.

     If purchases or sales of securities for any series of the Fund or other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the affected series and such other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                                  DISTRIBUTOR

     As stated in the Prospectus, Flagship Funds Inc. acts as the Distributor (the "Distributor") of shares of each series in accordance with the terms of separate Distribution Agreements with each series. The Distributor may conduct an initial subscription period offering respecting each series of the Fund and may thereafter make a continuous offering of such series' shares and will be responsible for all sales and promotion efforts. The Distribution Agreements must be approved in the same manner as the Advisory Agreements discussed under "How the Funds are Managed" in the Prospectus and will terminate automatically if assigned by either party thereto and are terminable at any time without penalty by the Board of Trustees of the Fund or by vote of a majority of the pertinent series' outstanding shares on 60 days' written notice to the Distributor and by the Distributor on 60 days' written notice to the Fund.

     Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a plan (the "Plan") with respect to Class A Shares, Class B Shares and Class C Shares which permits the Fund to pay for certain distribution and promotion expenses related to marketing the Fund's shares.

     The Plan authorizes each Fund to expend its monies in an amount equal to the aggregate for all such expenditures to such percentage of each Fund's daily net asset values attributable to each class of shares as may be determined from time to time by vote cast in person at a meeting called for such purpose, by a majority of the Funds' disinterested trustees. The scope of the foregoing shall be interpreted by the trustees, whose decision shall be conclusive except to the extent it contravenes established legal authority. Without in any way limiting the discretion of the trustees, the following activities are hereby declared to be primarily intended to result in the sale of shares of the Fund: advertising the Fund or the Fund's investment adviser's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including the Fund's investment adviser and its personnel of any of them for providing services to shareholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses including statements of additional information) of the Fund and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; and the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and record-keeping and third party consultancy or similar expenses relating to any activity for which payment is authorized by the trustees; and the financing of any activity for which payment is authorized by the trustees. Pursuant to the Plan, each series itself through authorized officers may make similar payments for marketing services to non-broker-dealers who enter into service agreements with such series. Distribution costs in the early years of any series of the Fund are likely to be higher than the distribution fee paid to the Distributor by such series of the Fund. For example, in the first year of operations distribution expenses might amount to $500,000 and the fee paid by the Fund might be capped at only $100,000 in view of the Fund's relatively small size, whereas in later years distribution expenses might be $1 million but the distribution fee could be even greater than $1 million in view of the growth of the Fund.

     The maximum amount payable annually by any series of the Fund under the Plan and related agreements with respect to the Class A Shares is .40% of such series' average daily net assets for the year attributable to such Class A Shares. For Class B Shares, the maximum amount payable annually is .95% of such series' average daily net assets attributable to such Class B Shares. For Class C Shares, the maximum amount payable annually is .95% of such series' average daily net assets attributable to such Class C Shares. In the case of broker-dealers who have selling agreements with the Distributor and others, such as banks, who have service agreements with any series of the Fund, the maximum amount payable to any recipient is .001096% per day (.40% on an annualized basis) of the proportion of average daily net assets of such series attributable to Class A Shares represented by such person's customers. The maximum amount payable to any such recipient with respect to Class B Shares is .00260% per day (.95% on an annualized basis) of the proportion of average daily net assets of such series attributable to Class B Shares represented by such person's customers. The maximum amount payable to any such recipient with respect to Class C Shares is .00260% per day (.95% on an annualized basis) of the proportion of average daily net assets of such series attributable to Class C Shares represented by such person's customers. The Board of Trustees may reduce these amounts at any time. All distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund or any series.

     During the period ended May 31, 1996, the amounts paid to the Distributor by each series of the Fund pursuant to the Plan were as follows:

                                               SALARIES                       MATERIALS
                                   BROKER          &          INCENTIVE          AND          SELLING
     STATE SERIES       CLASS     PAYMENTS     BENEFITS      COMPENSATION     FULFILMENT     ACTIVITIES      TOTAL
----------------------  -----     --------     ---------     ------------     ----------     ----------     --------
Alabama                             5,193          1,278          1,922            846              846       10,085
Arizona                   A       172,738         40,769         33,210         26,367           55,007      328,091
                          C        11,759            896          1,396          2,191              465       16,707
Colorado                           74,330         17,123         13,096          6,992           26,572      138,113
Connecticut               A       413,718        101,546         74,020         31,198          197,518      818,000
                          C        52,470          3,289          3,976          2,000              407       62,142
Florida                   A       662,408        164,117        120,873         54,748          325,924     1,328,070
                          C         2,748            421             --             --               --        3,169
Florida Int.              A        10,143          2,586          3,116          4,574               --       20,419
                          C        19,302          1,157          2,180            836               --       23,475

                            COMPENSATION       UPFRONT       ADVERTISING       SALARIES
  STATE SERIES    CLASS      TO BROKERS      COMMISSIONS     & PROMOTIONS     & BENEFITS      OTHER       TOTAL
----------------  -----     ------------     -----------     ------------     ----------     -------     --------
Georgia             A          221,898          55,538           42,053          20,987      108,015      448,491
                    C           67,291           3,736            4,019              --           --       75,046
Kansas                         216,586          46,501           53,076          53,704        3,247      373,114
Kentucky            A          821,365         201,713          153,206          77,786      367,244     1,621,314
                    C          158,023           9,602           12,342           1,807           --      181,774
Kentucky Limited    A            8,450              --               --              --           --        8,450
                    C            3,532              --               --              --           --        3,532
Louisiana           A          143,051          34,484           29,834          25,110       44,783      277,262
                    C           35,638           2,306            3,754           1,381           --       43,079
Michigan            A          506,976         124,353           92,905          48,156      230,567     1,002,957
                    C          337,687          20,181           19,123           6,253           --      383,244
Missouri            A          465,343         105,958           86,346          55,801      138,003      851,451
                    C           41,343           2,578            4,381              --           --       48,302
New Jersey                      20,430           4,797            5,920           7,297           --       38,444
New Jersey
  Intermediate                  18,192           4,604            3,756           2,523        7,395       36,470
New Mexico                     102,945          25,626           19,125          10,090       48,715      206,501
New York            A           99,416          24,886           21,298          16,886       37,656      200,142
                    C              533              --               --              --           --          533
N. Carolina         A          378,621          94,866           67,823          32,435      191,517      765,262
                    C           55,544           3,402            4,142           1,565           --       64,653
Ohio                A          924,924         223,595          165,812          76,854      411,049     1,802,234
                    C          270,416          16,259           20,206             441           --      307,322
Pennsylvania        A          101,147          21,299           18,416          15,672       14,438      170,972
                    C           29,841           1,923            2,397           1,742           --       35,903
South Carolina                  18,382           4,656            4,770           5,467        4,029       37,304
Tennessee           A          546,564         123,001          101,192          68,622      149,370      988,749
                    C          115,085           7,114            9,196           3,055           --      134,450
Virginia            A          227,640          57,827           45,610          28,110      105,191      464,378
                    C           72,478           3,375               --              --           --       75,853
Wisconsin                       21,996           5,622            8,478           8,068           --       44,164

                            COMPENSATION       UPFRONT       ADVERTISING       SALARIES
NATIONAL SERIES   CLASS      TO BROKERS      COMMISSIONS     & PROMOTIONS     & BENEFITS      OTHER       TOTAL
----------------  -----     ------------     -----------     ------------     ----------     -------     --------
All-American        A          460,073          99,403           85,217          69,713       86,005      800,411
                    C          373,587          22,918           24,007          15,918           --      436,430
Intermediate        A           93,973          22,576           24,346          27,048       12,960      180,903
                    C            3,450              --               --              --           --        3,450
Limited Term        A        1,133,290         259,839          211,727         138,760      365,561     2,109,177
                    C           28,351              --               --              --           --       28,351

     The Plan, the Distribution Agreements, the Selling Agreements and the Service Agreements have been approved by the Fund's trustees, including a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by vote cast in person at a meeting called for the purpose of voting on the Plan and such agreements. Continuation of the Plan and the related agreements must be approved annually in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such disinterested trustees or by a majority of the Fund's outstanding shares. Any amendment increasing the maximum percentage payable under the Plan for any class of shares must be approved by a majority of each series' outstanding shares of such class, and all other material amendments to the Plan or any related agreement must be approved by a majority of each series' outstanding shares. Any amendment increasing the maximum must be approved by a majority of such disinterested trustees.

     In order for the Plan to remain effective, the selection and nomination of trustees who are not "interested persons" of the Fund must be done by the trustees who are not "interested persons" and the persons authorized to make payments under the Plan must provide written reports at least quarterly to the trustees for their review.

     Also, in its capacity as national wholesale underwriter for shares of the Funds, the Distributor received commissions on sales of the Funds' Class A Shares and, if applicable, contingent deferred sales load on Class C Shares offered on a continuous basis for the years ended May 31, 1994; 1995; and 1996 as follows: (There is no historical data for Class B or R Shares).

CLASS A SHARES

                                        1994                       1995                      1996
                              ------------------------   ------------------------   -----------------------
                               AGGREGATE     RETAINED     AGGREGATE     RETAINED    AGGREGATE     RETAINED
        STATE SERIES            AMOUNT       BY DIST.      AMOUNT       BY DIST.      AMOUNT      BY DIST.
----------------------------  -----------   ----------   -----------   ----------   ----------   ----------
Alabama.....................  $    14,500   $       --   $    40,800   $    5,600   $   36,800   $    4,500
Arizona.....................      743,600       84,700       226,600       31,400      193,700       26,200
Colorado....................      326,900       43,800        95,400       13,300       98,000       12,900
Connecticut.................    1,033,000      137,900       446,500       59,500      349,000       47,400
Florida.....................    2,135,700      296,700       882,000      111,900      608,800       83,000
Florida Intermediate........       24,400           --        23,300        3,200       22,700        4,200
Georgia.....................      945,300      127,200       347,400       46,900      292,900       38,600
Kansas......................    1,400,000      185,200       384,000       51,100      251,000       35,000
Kentucky....................    3,192,800      423,600     1,304,200      174,100    1,057,100      144,700
Kentucky Limited............                                                            23,400        4,200
Louisiana...................      575,400       71,400       246,500       31,500      254,300       32,900
Michigan....................    1,222,500      139,300       593,700       80,600      552,600       75,500
Missouri....................    2,103,300      278,200       892,200      119,700      631,600       86,900
New Jersey..................      112,100       10,800       115,700       14,700      105,700       13,400
New Jersey Intermediate.....      117,500       20,400        30,800        5,600       19,100        3,600
New Mexico..................      646,900       85,500       191,100       28,400      131,800       17,500
New York....................      596,817       69,217       242,700       31,800      202,800       26,900
N. Carolina.................    1,076,400      146,300       438,500       46,900      358,200       49,300
Ohio........................    2,337,100      274,500     1,065,900      141,100      931,000      124,400
Pennsylvania................      173,900       20,000       118,700       15,300      107,100       14,200
S. Carolina.................      111,100        6,100        44,300        5,700       47,900        7,800
Tennessee...................    2,123,600      284,800       845,900      113,400      639,000       88,400
Virginia....................      677,600       88,700       381,200       49,800      311,100       25,900
Wisconsin...................                                 272,200       23,800      169,600       21,300
NATIONAL SERIES
----------------------------
All-American................    1,188,000      161,798       763,400      104,100      556,900       73,800
Intermediate................      460,600       89,100       171,100       34,400      136,700       27,900
Limited Term................    4,055,400      818,100       797,200      160,100      543,300      108,400
                              -----------   ----------   -----------   ----------   ----------   ----------
          TOTAL.............  $27,394,417   $3,863,315   $10,961,300   $1,503,900   $8,632,100   $1,198,800
                              ===========   ==========   ===========   ==========   ==========   ==========

CLASS C SHARES

                                                     1994                    1995                    1996
                                              -------------------     -------------------     -------------------
                                              CONTINGENT DEFERRED     CONTINGENT DEFERRED     CONTINGENT DEFERRED
                STATE SERIES                     SALES CHARGE            SALES CHARGE            SALES CHARGE
--------------------------------------------  -------------------     -------------------     -------------------
Arizona.....................................        $    --                $   4,000                $ 1,900
Connecticut.................................            800                    5,900                    400
Florida.....................................                                                            200
Florida Intermediate........................            400                    1,200                  3,600
Georgia.....................................            600                    7,300                  2,000
Kentucky....................................          5,900                    6,900                  7,300
Kentucky Limited............................                                                            200
Louisiana...................................            200                    1,300                  1,000
Michigan....................................         10,500                   20,400                  7,800
Missouri....................................            100                    2,700                  1,300
New York....................................                                                             --
North Carolina..............................            400                    4,500                  1,600
Ohio........................................         11,600                    7,800                 12,300
Pennsylvania................................            100                      800                    900
Tennessee...................................          3,900                   16,300                 18,400
Virginia....................................          1,200                    9,600                  1,700
NATIONAL SERIES
--------------------------------------------
All-American................................         26,000                   31,500                 13,400
Intermediate................................                                                             --
Limited Term................................                                                          1,800
                                                    -------                 --------                -------
          TOTAL.............................        $61,700                $ 120,200                $75,800
                                                    =======                 ========                =======

                          CUSTODIAN AND TRANSFER AGENT

     Boston Financial, 225 Franklin, Boston, MA 02106, is the custodian, transfer agent and dividend disbursing agent for each series. It also maintains the accounting records, determines the net asset value and performs other shareholder services for the Fund and each series.

                                    AUDITORS

     Deloitte & Touche LLP, 1700 Courthouse Plaza N.E., Dayton, OH 45402, are the independent auditors for the Fund and each series.

                             PORTFOLIO TRANSACTIONS

     The obligations in which the various series invest are traded primarily in the over-the-counter market. Portfolio securities normally are purchased directly from dealers who make a market in the securities involved or directly from the issuer. Such dealers are usually acting as principals for their own account. Because such obligations are usually bought and sold on a net basis without any brokerage commissions, the cost of portfolio transactions to the Fund will primarily consist of dealer spreads.

     Subject to policy established by the Fund's trustees, the Manager is primarily responsible for each series' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Fund that the Manager obtain the best net results taking into account such factors as price (including the dealer spread, where applicable); the size, type and difficulty of the transaction involved; the firm's general execution and operational facilities; and the firm's risk in the positioning of the securities involved. While the Manager seeks reasonably competitive prices or commissions, the Fund will not necessarily always be paying the lowest price or commission available. The Manager does not expect to use any one particular dealer, but, subject to obtaining the best price and execution, dealers who provide supplemental investment research to the Fund or the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Advisory Agreements and the expenses of the Manager or any of its affiliates, acting either as principal or as paid broker. No brokerage commissions were paid by any series of the Fund from its respective date of commencement through the period ended May 31, 1996.

                       YIELD AND TOTAL RETURN CALCULATION

     Each series of the Fund may include its current yield or total return in advertisements of information furnished to stockholders or potential investors. The yield of each series is calculated in accordance with the Securities and Exchange Commission's standardized yield formula and, in the case of series offering both Class A and Class C Shares, is so calculated separately for Class A and Class C Shares. Under this formula, interest income over a 30-day measurement period (including appropriate adjustments for accretion of original issue discounts and amortization of market premiums) is reduced by period expenses and divided by the number of days within the measurement period to arrive at a daily income rate. This daily income rate is then expressed as a semiannually compounded yield based on the maximum offering price of a share assuming a standardized 360-day year. The corresponding tax equivalent yield reflects the rate an investor would have to earn on a taxable security in order to equal the same after-tax return. As appropriate, the tax equivalent yield may reflect exemption from federal and/or state income taxes, as well as property and/or intangible taxes.

     A series may also advertise total return for each class of shares which is calculated differently from "average annual total return" (a "nonstandardized quotation"). A nonstandardized quotation of total return measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales charges which, if included, would reduce total return. A nonstandardized quotation of total return will always be accompanied by the series' or class's "average annual total return." A series' average annual total return for any time period is calculated (separately for each class of shares) by assuming an investment at the beginning of the measurement period at the maximum offering price. Dividends from the net investable amount are then reinvested in additional shares each month at the net asset value. At the end of the measurement period, the total number of shares owned are redeemed at net asset value (less any applicable contingent deferred sales charge). The change in total value at the end of the investment period is then expressed as an average annual total rate of return. Each class of each series may also quote its current yield and total return on a tax equivalent basis assuming specified applicable Federal, state and local tax rates and may also quote rankings, yields or returns as published by recognized statistical services or publishers wherein a series' performance is categorized or compared with other national or state tax-exempt bond funds with similar investment objectives, such as Lipper Analytical Service's Fixed Income Performance Analysis for Municipal Bond Funds under "Short (1-5 Yr.) Municipal Bond Funds," "Intermediate (5-10 Yr.) Municipal Bond Funds," or "Single State Municipal Bond Funds," or this same data as quoted by Barrons, Business Week, Forbes, Fortune, Micropal, Money, Mutual Fund, Personal Investing, Worth, Value Line Mutual Fund Survey, or others; Weisenberger Investment Companies Service's annual Investment Companies under "Mutual Fund Tax Exempt Bond Funds"; or Morningstar, Inc.'s Mutual Fund Values under "Municipal Bond General Overview."

     A series may also quote from articles or commentary published by these same statistical services or publishers. In addition, a series may show, in narrative or chart form, such series' credit rating analysis, sector analysis, composition, portfolio holdings, coupon range, as well as information contained in such series' audited financial report.

     From time to time the tax equivalent yield and average annual total return of any national or state tax exempt funds, may be compared to the yield of a three-month, six-month or five-year Certificate of Deposit (a "CD"). Such comparisons will, of course, indicate that while the principal value and yield of the series may fluctuate, the principal value of a CD is FDIC insured, and both its principal value and yield are fixed and stable.

     Current yield and total return of each class of each series will vary from time to time depending on market conditions, the composition of the portfolio of the particular series, operating expenses and other factors. These factors and possible differences in method of calculating performance figures should be considered when comparing the performance figures of any series of the Fund with those of other investment vehicles.

     Yield and Total Return Calculation as of May 31, 1996 (there is no historical data for Class B or R Shares):

                                            CURRENT
                                             YIELD       AVERAGE ANNUAL TOTAL RETURN
                                             PRIOR      -----------------------------
          STATE FUNDS             CLASS     30 DAYS     1 YEAR     5 YEAR     10 YEAR       INCEPTION DATE
--------------------------------  -----     -------     ------     ------     -------     -------------------
Alabama                                      5.18%       (.64%)     4.33%*                April 11, 1994
Arizona                            A         5.16%       (.16%)     6.95%       7.18%*    October 29, 1986
                                   C         4.83%       2.75%      3.18%*                February 7, 1994
Colorado                                     5.78%       (.24%)     6.59%       6.44%*    May 4, 1987
Connecticut                        A         5.12%       (.19%)     6.09%       6.70%*    July 13, 1987
                                   C         4.80%       2.72%      2.49%*                October 4, 1993
Florida                            A         4.93%      (1.19%)     6.30%       6.86%*    June 15, 1990
                                   C         4.58%       (.05%)*                          September 14, 1995
Florida Intermediate               A         4.46%        .34%      3.92%*                February 1, 1994
                                   C         4.05%       1.90%      4.74%*                February 2, 1994
Georgia                            A         5.32%      (1.28%)     5.60%       6.92%     March 27, 1986
                                   C         5.01%       1.51%      2.24%*                January 4, 1994
Kansas                                       5.82%       (.72%)     5.35%*                January 9, 1992
Kentucky                           A         4.94%       (.33%)     6.46%       7.53%*    May 4, 1987
                                   C         4.60%       2.40%      2.99%*                October 4, 1993
Kentucky Limited                   A         5.22%      1.29%*                            September 14, 1995
                                   C         5.05%      2.64%*                            September 14, 1995
Louisiana                          A         5.11%        .37%      6.84%       7.49%*    September 12, 1989
                                   C         4.79%       3.12%      2.83%*                February 2, 1994
Michigan                           A         4.87%       (.74%)     6.22%       7.37%     June 27, 1985
                                   C         4.55%       1.98%      3.73%*                June 22, 1993
Missouri                           A         4.83%       (.84%)     6.28%       7.14%*    August 3, 1987
                                   C         4.50%       1.86%      1.82%                 February 2, 1994
New Jersey                                   5.35%       (.39%)     5.65%*                September 16, 1992
New Jersey Intermediate                      4.27%        .77%      5.45%*                September 16, 1992
New Mexico                                   4.99%      (1.16%)     4.85%*                September 16, 1992
New York                           A         5.11%       (.23%)     7.53%       7.58%*    January 16, 1991
                                   C         4.77%      (3.88%)*                          March 4, 1996
North Carolina                     A         4.66%       (.69%)     5.70%       6.85%     March 27, 1986
                                   C         4.32%       2.02%      2.09%*                October 4, 1993
Ohio                               A         4.48%       (.77%)     5.98%       7.20%     June 27, 1985
                                   C         4.12%       2.05%      3.62%*                August 3, 1993
Pennsylvania                       A         5.31%       (.53%)     6.18%       6.57%*    October 29, 1986
                                   C         4.99%       2.19%      2.47%*                February 2, 1994
South Carolina                               4.93%       (.82%)     2.62%*                July 6, 1993
Tennessee                          A         4.69%       (.58%)     5.94%       7.31%*    November 2, 1987
                                   C         4.35%       2.24%      2.39%*                October 4, 1993
Virginia                           A         5.01%       (.34%)     6.31%       7.40%     March 27, 1986
                                   C         4.69%       2.38%      2.67%*                October 4, 1993
Wisconsin                                    5.03%       (.99%)     3.09%*                June 1, 1994
NATIONAL FUNDS
--------------------------------
All-American                       A         5.33%        .25%      7.36%       7.96%*    October 3, 1988
                                   C         5.02%       3.08%      4.53%*                June 2, 1993
Intermediate                       A         5.37%       1.70%      5.90%*                September 15, 1992
                                   C         4.98%      (1.86%)*                          December 1, 1995
Limited Term                       A         3.84%       1.43%      5.84%       6.45%*    October 19, 1987
                                   C         3.64%       (.75%)*                          December 1, 1995

---------------

* Inception to date

                            DIVIDEND PAYMENT OPTIONS

     Several dividend payment options are available to shareholders. The activation of these options varies with the nature of a shareholder's administrative relationship with the Fund. If the shareholder receives periodic statements regarding the Fund from their broker/dealer, then all dividends are automatically paid in cash unless the shareholder instructs their broker/dealer to implement a different option. If the shareholder receives a periodic statement directly from the Fund, then all dividends are automatically reinvested unless the shareholder instructs the Fund to implement a different option.

     The dividend payment options are to:

     1. Automatically reinvest all interest and capital gains distributions.

     2. Pay interest dividends in cash, and reinvest capital gains distributions.

     3. Pay both interest and capital gains distributions in cash.

     4. Direct all dividends to another Flagship tax exempt or utility fund account which has an identical registration and tax identification number (the $3,000 minimum initial investment applies).

     5. Have dividends deposited electronically via automated clearing house into a bank account. The Fund's Prospectus contains complete information.

     If a shareholder's dividend or capital gains distribution check is returned by the postal or other delivery service, such shareholder's check may be reinvested in their account. The shareholder's distribution options may also be converted to having all dividends and other distributions reinvested in additional shares.

     All reinvested or directed dividends will be at net asset value without any sales charge. Your broker, or Flagship customer service representative can help you change your option from your initial account opening instructions.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

     The ways in which the shares of the series of the Fund are offered to the public is described in the Fund's Prospectus.

PURCHASE

     The Distributor offers several reduced sales charge programs as described below.

     1. Cumulative Purchase Discount (Class A Shares Only). Whenever an individual shareholder purchases Class A Shares of any series of the Fund, such individual shareholder may aggregate his holdings of all Class A Shares in any other open-end mutual fund subject to a front-end sales charge distributed by the Distributor and any current purchases of Class A Shares to determine the applicable sales charge. A reduced sales charge will be imposed if the aggregate amount qualifies under the rate schedule. An individual shareholder may also aggregate the holdings of a spouse, any of their children and parents in the same fashion when making a particular purchase. Finally, for purposes of determining the applicable sales charge, trusts and other fiduciaries may aggregate the holdings of each trust estate or other fiduciary account in the same fashion even if the beneficiaries are unrelated. Any shareholder may also combine his holdings of Class A Shares subject to a front-end sales charge and current purchases of Class A Shares in all such funds distributed by the Distributor in order to qualify for a reduced sales charge on any particular purchase.

     2. Letter of Intent (Class A Shares Only). A shareholder may also qualify for reduced sales charges by sending to the Fund (within 90 days after the first purchase desired to be included in the purchase program) a signed, non-binding letter of intent to purchase, during a 13-month period, an amount sufficient to qualify for a reduced sales charge. A single letter may be used for spouses, their children and parents or any single trust estate or other fiduciary account. All investments in Class A Shares of the Fund or in Class A Shares of any other open-end mutual fund subject to a front-end sales charge distributed by the Distributor count toward the indicated goal. Once the Distributor receives the required letter of intent, it will apply to qualifying purchases within the 13-month period the sales charge that would be applicable to a single purchase of the total amount indicated in the letter. During the period covered by the letter of intent, 5% of the shares purchased will be restricted until the stated goal is reached. If the intended purchase program is not completed within the 13-month period, the sales charge will be adjusted upward as appropriate and a sufficient number of restricted shares will be redeemed by the Fund if the shareholder does not pay the increased sales charge.

     3. Broker-dealer and Flagship Employees. In view of the reduction of distribution expenses associated with sales of the Fund's shares to registered representatives and full-time employees of broker/dealers who have signed Selling agreements with the Distributor, such individuals are permitted to purchase shares of the Fund at net asset value for their personal accounts. The purchaser must certify to the Fund that certain qualifications have been met and agree to certain restrictions (such as an investment letter) in order to take advantage of this program. For similar reasons, shares of the Fund may be purchased at net asset value and in amounts less than the minimum purchase price by officers, trustees and full-time employees of the Fund, the Distributor and the Manager. For this purpose, the terms "registered representatives of broker/dealers who have signed Dealer Agreements with the Distributor," "officers," "trustees" and "employees" include such persons' spouses, children and parents, as well as the trustee or custodian of any trust, qualified pension or profit sharing plan or IRA established by or for the benefit of such officer, trustee, employee, spouse, child or parent.

     4. Group Purchasers (Class A Shares Only). Members of a qualified group may purchase shares of the Fund at a reduced sales charge applicable to the group as a whole, if such purchases are made in an amount and manner acceptable to the Fund. The sales charge, if any, is based on the aggregate dollar value of shares purchased and still owned by the group, plus the current purchase amount. Members of a qualified group may purchase shares at net asset value (without sales charge) where the amount invested is documented to the Fund to be proceeds from distributions of a unit investment trust. Shares of the Fund may be purchased at net asset value (without sales charge) by tax-qualified employee benefit plans and by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority for which they charge customary fees and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

     A "qualified group" is one which (i) has previously been in existence, (ii) has a primary purpose other than acquiring Fund shares at a discount and (iii) satisfies investment criteria described in the Prospectus which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members and must agree to comply with certain administrative requirements relating to its group purchases. Under such purchase plans, subsequent investments will continue until such time as the investor notifies his group to discontinue further investments. There may be a delay between the time a member's funds are received by the group and the time the money reaches the Fund because of a qualified group's remittance procedures. Unless otherwise noted above, the investment in the Fund will be made at the public offering price based on net asset value determined on the day that the funds are received in proper form by the Fund.

     5. Redemptions from Unrelated Funds. Shares of the Fund may be purchased at net asset value where the amount invested is documented to the Fund to be proceeds from (i) the redemption (within one year of the purchase of Fund shares) of shares of unrelated investment companies on which the investor has paid initial or contingent deferred sales charges or is no longer subject to a CDSC, (ii) the redemption of related or unrelated investment companies with a Class "R" Share or a share class similar in all material respects to Flagship's Class R Shares or (iii) a Unit Investment Trust.

     6. Wrap Fee Accounts (Class A or Class R Shares Only). Shares of the Fund may be purchased at net asset value by broker/dealers on behalf of wrap fee client accounts for which the broker/dealer charges a fee and performs advisory, custodial, record keeping or other services.

     7. Waiver of CDSC. For purchases of Class A Shares in amounts over $1,000,000, the contingent deferred sales charge may be waived for purchases through a broker-dealer that waives its commission.

EXCHANGES

     Any Class A Shares which have been registered in a shareholder's name for at least 15 calendar days, except shares of money market funds may be exchanged on the basis of relative net asset value per share without a sales charge for Class A Shares of any other tax exempt, cash management, utility fund, stock fund or series thereof distributed by the Distributor in any state where such exchange may legally be made.

     An exchange between funds pursuant to the exchange privilege is treated as a sale for federal income tax purposes and, depending upon the circumstances, a capital gain or loss may be realized. However, shareholders who exchange between funds within 90 days of the initial purchase date may not take as a loss the amount of the sales charge paid, if a sales charge was assessed on the exchanged shares. Also, if a shareholder receives tax-exempt dividends and shares have not been held for more than six months, any loss on the sale or exchange of such holdings shall be disallowed to the extent of the tax-exempt dividends.

REDEMPTION

     To redeem shares, your dealer is responsible for transmitting the redemption request to Boston Financial, the Fund's custodian, by the close of trading on the New York Stock Exchange on a particular day in order for you to receive the redemption price based upon the net asset value per share determined that day. If the dealer fails to do so, you will receive the redemption price next calculated after your request and any other materials are received and your entitlement to any prior day's redemption price must be settled between you and your dealer. Your dealer may charge a service fee for handling your redemption request.

     If you meet the requirements stated below, you may redeem shares by telephone toll free at 800-225-8530.

     If you request payment by wire, proceeds will be sent by wire to a previously designated bank or trust company account normally on the next business day Boston Financial is open for business. The minimum amount to be wired is $5,000. Payment by mail may also be requested by telephone, in which case the Fund will make the redemption as of the close of business on the date on which such request is received and will normally send a check on the next business day in the appropriate amount to the shareholder of record at the address listed in the most recent Application Form received for such shareholder.

     In order to use the telephone redemption procedure, an Application Form with the expedited payment section properly completed must be on file with Boston Financial before an expedited redemption request is submitted. This form requires you to designate the bank or trust company account to which your redemption proceeds should be sent. Any change in the account designated to receive the proceeds must be submitted in proper form on a new Application Form with signature guaranteed (see "Ordinary Redemption" for guaranty requirements).

     Neither the Fund nor Boston Financial will be responsible for the authenticity of any redemption instructions received by telephone or for the accuracy or authenticity of anything contained in the most recent Application Form received from you.

     For all redemptions other than through your dealer or by telephone, your redemption request must be submitted in writing to:

                  Flagship Funds
                  c/o Boston Financial
                  P.O. Box 8509
                  Boston, MA 02266-8509

     Such redemptions will be made immediately after the next determination of net asset value, and the Fund will make payment by sending a check to you at the address on your most recent Application Form. Checks will normally be sent out within one business day, but in no event more than the required settlement period as set by regulation following receipt of the redemption request in proper form. Proceeds of redemptions of recently purchased shares may be delayed for 15 days or more, pending collection of funds for the initial purchase. For redemption requests over $50,000, or if the address on your account has been changed within the past 60 days, or if the redemption proceeds are to go to an address other than the address of record, your signature on the redemption request must be guaranteed by a commercial bank, trust company, savings bank or savings and loan association that is a member of the FDIC or FSLIC, or by a member firm of a domestic national securities exchange. In certain instances, Boston Financial may request additional documentation which it believes necessary to insure proper authorization.

     The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than weekend and holiday closings, or trading on the New York Stock Exchange is restricted or during which (as determined by the Commission by rule or regulation) and emergency exists as a result of which disposal or evaluation of a series' portfolio securities is not reasonably practicable, or for such other periods as the Commission by order permits.

     The Fund will use its best efforts to pay in cash for all shares redeemed, but under abnormal conditions which make payment in cash impractical or unwise, the Fund may make payment wholly or partly in portfolio securities at their then market value equal, when added to any cash payment, to the redemption price. In such cases an investor may incur brokerage costs in converting such securities to cash.

     Due to the relatively high cost of handling small investments, the Fund reserves the right to involuntarily redeem, at net asset value, the shares in a series of any shareholder whose redemptions cause the value of its holdings in such series to have a value of less than $1,000. Before the Fund redeems such shares and sends the proceeds to the shareholder, the shareholder will be given written notice that the value of the shares of such series in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of his holdings in such series to at least $1,000. Accounts with balances of less than $25 will be redeemed without written notice. No CDSC will be imposed on involuntary redemptions.

     Shares purchased other than by Federal Funds wire or bank wire may not be redeemed by telephone until 15 calendar days after the purchase of such shares but may be redeemed pursuant to the ordinary redemption procedure during such period.

PRICE

     The public offering price is based on net asset value and includes the applicable sales charge. Because the Fund determines net asset value for each series daily as of the close of trading (normally 4:00 p.m. New York time) on the New York Stock Exchange on each day that the Exchange is open for trading, your dealer must transmit your order to the Fund prior to such time in order for your order to be executed at the public offering price based on the net asset value to be determined that day. Any change in price due to the failure of the Fund to receive an order prior to the close of the Exchange must be settled between you and your dealer. Similarly, if your dealer fails to provide timely payment (normally five business days after the order is received), the Distributor may sell the shares to other investors at the then current offering price. If the Distributor does so, the dealer will be responsible to the Distributor for any loss which the Distributor incurs in connection with the transaction, and you must settle with your dealer your rights to shares at the price on the day you ordered them.

     All funds will be fully invested in full and fractional shares. The issuance of shares is recorded on the books of the Fund, and, to avoid additional operating costs and for investor convenience, share certificates will not be issued, except by special arrangement. Boston Financial will send to each shareholder of record a confirmation of each purchase and redemption transaction (including the aggregate number of shares owned after such transaction) by such shareholder and a quarterly statement summarizing purchases, redemptions and dividend accruals and distributions in the account during the prior month.

                                     TAXES

     Each series of the Fund intends to qualify and elect to be treated as a "regulated investment company" under Sections 851-855 of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, each series must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; (ii) derive less than 30% of its gross income in each taxable year from the sale or other disposition of the following assets held for less than three months: (a) stock or securities, (b) options, futures or forward contracts on stock or securities, or (c) foreign currencies (or foreign currency options, futures or forward contracts) not directly related to its principal business of investing in stock or securities; and (iii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose, such other securities will qualify only if the Fund's investment is limited, in respect of any issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). Because each series of the Fund generally invests in the obligations of a single state and its political subdivisions, it may be more difficult for a series to comply with the above-mentioned diversification requirements than would be the case if such series invested in a broader category of obligations.

     Corporate shareholders may also be taxed on exempt interest dividends not otherwise considered to be a preference item since the computation of a corporation's alternative minimum tax liability includes an adjustment generally based on the difference between adjusted current earnings (an alternative measure of income that includes interest on tax-exempt obligations) and the amount otherwise determined to be alternative minimum taxable income.

     Each series intends to declare and pay dividends and capital gains distributions so as to avoid imposition of a four percent Federal excise tax. To do so, each series expects to distribute during the calendar year at least an amount equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gain net income (the excess of short and long-term capital gain over short and long-term capital loss) for each one-year period ending October 31, and (iii) 100% of any undistributed ordinary or capital gain net income from the prior calendar year which has not been taxed to such series. Dividends declared in October, November or December made payable to shareholders of record in such a month, and paid in the following January would be deemed to have been paid by the Fund and received by shareholders as of December 31st of the year declared.

     Dividends paid by any series will not qualify for the 70 percent dividends-received deduction generally available to corporate shareholders because none of any series' gross income will consist of dividends from domestic corporations. Shareholders will be subject to federal and state taxes on distributions attributable to interest earned on certificates issued by U.S. agencies (e.g., GNMA, FNMA, and FHLMC).

     A series may engage in various defensive hedging transactions. Under various Code provisions, such transactions may change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. If a shareholder receives an exempt-interest dividend with respect to any share of a series and such share is held by such shareholder for less than six months, any loss on the sale or exchange of such share shall be disallowed to the extent of such exempt-interest dividend. Also, if a capital gain dividend is paid with respect to any shares of a series which are sold at a loss after being held for less than six months, any loss realized upon the sale of such shares will be treated as a long-term capital loss to the extent of such capital gain dividend. There are special rules for determining holding periods for purposes of these rules.

                      EXCHANGE AND REINVESTMENT PRIVILEGE

     Any Class of Shares which have been registered in a shareholder's name for at least 15 calendar days, may be exchanged, on the basis of relative net asset value per share, for shares of any other tax exempt, cash management, stock, or utility mutual fund or series thereof distributed by Flagship Funds Inc. ("Substitute Fund"). Class A Shares may only be exchanged for other shares which are sold subject to an initial sales charge in any state where such exchange may legally be made. Any Class B and Class C Shares may be exchanged without the payment of any contingent deferred sales charge otherwise due upon redemption of Class B and Class C Shares for shares of any other Substitute Fund which are sold pursuant to a deferred sales charge arrangement in any state where such exchange may legally be made. Any Class R Shares may be exchanged for any other series of Class R Shares. Shares must be on deposit at the transfer agent before the exchange can be made. Before effecting an exchange, a shareholder should obtain and read a current prospectus of the Substitute Fund.

     An exchange between funds pursuant to the exchange privilege is treated as a sale for Federal income tax purposes and, depending upon the circumstances, a short or long-term capital gain or loss may be realized. However, shareholders who exchange between funds within 90 days of the initial purchase date may not take as a loss the amount of the sales charge paid, if a sales charge was assessed on the exchanged shares.

     The exchange privilege may be modified or terminated at any time. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. To exercise the exchange privilege, you must either contact your dealer or broker, who will advise the Fund of the exchange, or complete the Exchange Application available from the Fund's Transfer Agent and submit it to the Transfer Agent. If you have certificates for any shares being exchanged, you must surrender such certificates.

     A shareholder who has redeemed Class A Shares may repurchase shares (or shares of any other fund distributed by the Distributor or series thereof which are sold subject to a sales charge) at net asset value without incurring the applicable sales charge. Such a purchase must, however, be in an amount between the stated minimum investment of such fund and the amount of the proceeds of redemption. The reinvestment request must be received by the Transfer Agent within one year of the redemption, and this feature may be exercised by a shareholder only twice per calendar year. Exercising the reinvestment privilege will not affect the character of any gain or loss realized on the redemption for federal income tax purposes, except that if the redemption resulted in a loss, the reinvestment may result in the loss being disallowed under the "wash sale" rules.

     For further details on exchanges and reinvestments, please contact your dealer or call the Fund toll free at 1-800-414-7447, or for TDD call 800-360-4521.

                           SYSTEMATIC WITHDRAWAL PLAN

     Shareholders of any series of the Fund whose account is valued at $10,000 or more may establish a Systematic Withdrawal Plan ("SWP") and receive monthly or quarterly checks for $50 or any specified greater amount. Shareholders who establish a SWP must receive their distributions of the Fund's investment income in the form of additional full and fractional shares at net asset value without any sales charge. Such distributions and other shares in the shareholder's account will be redeemed to the extent necessary at net asset value on the day of the month that monthly dividends are paid in order to pay the specified amount to be withdrawn that month pursuant to the shareholder's SWP. Depending upon the size of withdrawal payments specified, the size of the shareholder's account and fluctuations in net asset value, such redemptions may reduce or exhaust the shareholder's account.

     Generally, it will be disadvantageous for a shareholder to purchase shares (except through reinvestment of distributions) while the shareholder is participating in a SWP because the shareholder will be paying a sales charge to purchase shares at the same time that the shareholder is redeeming shares upon which the shareholder may already have paid a sales charge. Therefore, the Fund will not knowingly permit a shareholder to make additional investments of less than $5,000 if such shareholder is at the same time making systematic withdrawals at a rate greater than the dividends being paid on his shares. The Fund reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice. Shareholders may withdraw from the program at any time or change the payee or the specified amount of payments.

     If you are interested in establishing a SWP, please contact Flagship toll free at 1-800-225-8530, or for TDD call 800-360-4521.

                          SERVICEMARKS AND TRADEMARKS

     Flagship Financial has obtained federal registration of combination servicemarks for each of the state and national series described in this prospectus. The servicemarks consist of both the full name of each fund and an accompanying logo. In the case of the state funds, the logo is presented as white stars on a blue field, along with red and white stripes covering an outline of the specific state, and in the case of the national funds, a similar design covering an outline of the United States. These servicemarks are filed for federal registration. In addition, Flagship Financial was granted a federal registered trademark for its use of "Plain Vanilla(@)" in the investment and mutual fund area.

                               OTHER INFORMATION

     The Prospectus and the Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the securities offered by the Prospectus, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectus or in the Additional Statement as to the contents of any contract of other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and the Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                                   APPENDIX I

                  DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

     Standard & Poor's Ratings Group -- A brief description of the applicable Standard & Poor's Ratings Group rating symbols and their meanings (as published by Standard & Poor's Corporation) follows:

     A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

    I.         Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
    II.        Nature of and provisions of the obligation;
    III.       Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

1.  Long-term municipal bonds

    AAA        Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
    AA         Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
    A          Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
    BBB        Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
    BB-D       Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
               The "CI" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or Minus (B): The ratings from "AA" to "BBB" may be modified by the addition of a plus or a minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

2. Short-term tax exempt notes

     Standard & Poor's tax exempt note ratings are generally given to such notes that mature in three years or less. The three rating categories are as follows:

    SP-1       Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.
    SP-2       Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.
    SP-3       Speculative capacity to pay principal and interest.

3. Tax-exempt commercial paper

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 165 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

    A          Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.
    A-1        This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.
    A-2        Capacity for timely payment on issues with this designation is satisfactory.
               However, the relative degree of safety is not as high as for issues designated
               "A-1".
    A-3        Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
    B          Issues rated "B" are regarded as having speculative capacity for timely payment.
    C&D        These ratings indicate that the issue is either in default or expected to be in default upon maturity.

     MOODY'S INVESTORS SERVICE, INC. -- A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:

1. Long-term municipal bonds

     Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such issues. With the occasional exception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuations.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa Securities. These Aa bonds are high grade, their market value virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as higher medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to A-rated bonds may be influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

     Baa -- Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments but certain protective elements may be lacking or may be characteristically unreliable of over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to change in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

     Ba-C -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Con. -- Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit status upon completion of construction or elimination of basis of condition.

2. Short-term tax exempt notes

     SHORT-TERM NOTES. The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk but having protection...and not distinctly or predominantly speculative".

3. Tax-exempt commercial paper

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     FITCH INVESTORS SERVICE, INC. -- A brief description of the applicable Fitch Investors Service, Inc. rating symbols and their meanings follows:

1. Long-term municipal bonds

AAA              Bonds considered to be investment grade and the of highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA               Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA"
                 categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".
A                Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB              Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
                 Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
PLUS (+) MINUS   Plus and minus signs are used with a rating symbol to indicate the relative
(B)              position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA' category.
NR               Indicates that Fitch does not rate the specific issue.
CONDITIONAL      A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.
SUSPENDED        A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.
WITHDRAWN        A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.
FITCHALERT       Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "'Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered.
                 FitchAlert is relatively short-term, and should be resolved within 12 months.
CREDIT TREND     Credit trend indicators show whether credit fundamentals are improving, stable, declining, or uncertain, as follows:
                 Improving
                 Stable
                 Declining
                 Uncertain
                 Credit trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert

                                  APPENDIX II

                       DESCRIPTION OF HEDGING TECHNIQUES

     Set forth below is additional information regarding the various series' defensive hedging techniques and use of repurchase agreements.

FUTURES AND INDEX TRANSACTIONS

     Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

     The purchase of financial futures is for the purpose of hedging a series' existing or anticipated holdings of long-term debt securities. When a series purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the series' account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The series must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the series may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the series to settle the final determination and the series realizes a loss or gain depending on whether on a net basis it made or received such payments.

     The sale of financial futures is for the purpose of hedging a series' existing or anticipated holdings of long-term debt securities. For example, if a series owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the series' portfolio would decline, but the value of the series' financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the series from declining as much as it otherwise would have.

     Among the risks associated with the use of financial futures by the Fund's series as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

     Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the series may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the series may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

     The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The series might find it difficult or impossible to close out a particular transaction.

     Options on Financial Futures. The Fund's series may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a series on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

     Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

     Index Options. The Fund's series may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

     Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Manager's opinion, the market for such instruments has developed sufficiently.

REPURCHASE AGREEMENTS

     A series may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the series from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the series is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The series may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Manager will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the series board of trustees.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the series will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the series' ability to dispose of the underlying securities may be restricted. Finally, it is possible that the series may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the series may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Series to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

                              FLAGSHIP NEW JERSEY

             STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                 MUNICIPAL BONDS--NEW JERSEY DOUBLE TAX EXEMPT

                                  MAY 31, 1996

 FACE
AMOUNT                                                                                      FACE                   MARKET
(000)                                       DESCRIPTION                                     RATE     MATURITY       VALUE
----------------------------------------------------------------------------------------------------------------------------
          EDUCATION
 $410     New Jersey State Educational Facilities Authority--Monmouth College--Series
            1993 A.......................................................................   5.625%   07/01/13    $   379,656
          HOSPITALS
  200     New Jersey Health Care Facilities Financing Authority Revenue-- Newark Beth
            Israel Medical Center--Series 1994...........................................   6.000    07/01/16        200,438
  250     New Jersey Health Care Facilities Financing Authority Revenue-- Irvington
            General Hospital--Series 1994................................................   6.375    08/01/15        256,078
  200     New Jersey Health Care Facilities Financing Authority Revenue-- Bayonne
            Hospital--
            Series 1994..................................................................   6.250    07/01/12        205,404
  250     New Jersey Health Care Facilities Financing Authority Revenue-- Monmouth
            Medical Center--Series C.....................................................   6.250    07/01/16        255,990
  450     New Jersey Economic Development Authority Revenue--Clara Maass Health System
            Obligated Group--Series 1995.................................................   5.000    07/01/25        388,418
          HOUSING/MULTIFAMILY
  500     New Jersey State Housing and Mortgage Finance Agency--Home Buyer
            Project--Series 1............................................................   6.600    11/01/14        515,240
          HOUSING/SINGLE FAMILY
  250     New Jersey State Housing and Mortgage Finance Agency Revenue--Series 1994 K....   6.300    10/01/16        252,398
  200     New Jersey State Housing and Mortgage Finance Agency Revenue--Series 1994 K....   6.375    10/01/26        200,916
          INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL
   50     New Jersey Economic Development Authority--Natural Gas Facilities
            Revenue--Elizabethtown Gas Company--Series A.................................   6.750    10/01/21         51,214
  235     New Jersey Economic Development Authority--Electric Energy Facility Revenue--
            Vineland Cogeneration Project--Series 1992...................................   6.750    06/01/99        244,767
  100     New Jersey Economic Development Authority--Water Facilities Revenue--New
            Jersey-American Water Company Incorporated Project--Series 1993 A and B......   5.500    06/01/23         92,354
  150     New Jersey Economic Development Authority Water Facilities Revenue--Hackensack
            Water Company--Series 1994 B.................................................   5.900    03/01/24        146,385
  185     New Jersey Economic Development Authority Revenue--Economic Growth--
            Series 1992A-3...............................................................   6.550    12/01/07        191,854
  625     New Jersey Economic Development Authority Revenue--Educational Testing
            Services--
            Series 1995 B................................................................   6.125    05/15/15        636,712
  250     Union County, NJ Industrial Pollution Control Financing Authority
            Revenue--American Cyanamid--Series 1994......................................   5.800    09/01/09        262,328
          MUNICIPAL APPROPRIATION OBLIGATIONS
  300     New Jersey Economic Development Authority Revenue--RWJ Health Care
            Corporation--Series 1994.....................................................   6.250    07/01/14        308,796
  300     New Jersey Economic Development Authority Revenue--Economic Recovery--
            Series 1992 A................................................................   6.000    03/15/21        299,199
          MUNICIPAL REVENUE/OTHER
  100     Hoboken, NJ Parking Authority Revenue--Hudson County--Series 1992A.............   6.625    03/01/09        101,284
  100     New Jersey Economic Development Authority District--Heating and Cooling
            Revenue--
            Trigen Trenton Project--Series 1993 A........................................   6.200    12/01/10         98,639
          MUNICIPAL REVENUE/TRANSPORTATION
  125     Port Authority of New York and New Jersey--Series 96...........................   6.600    10/01/23        130,948
  200     Port Authority of New York and New Jersey--Series 100..........................   5.750    12/15/20        193,864
  100     Port Authority of New York and New Jersey--Series 95...........................   5.875    07/15/09        101,786
   50     South Jersey Transportation System Revenue Authority--Series 1992 B............   6.000    11/01/12         51,156
          MUNICIPAL REVENUE/UTILITY
  200     Commonwealth of Puerto Rico Electric Power Authority--Series 1992 R............   6.250    07/01/17        201,498
          MUNICIPAL REVENUE/WATER & SEWER
   50     Atlantic City, NJ Municipal Utilities Authority--Water System Revenue--Series
            1993.........................................................................   5.650    05/01/07         48,696
  100     Atlantic City, NJ Municipal Utilities Authority--Water System Revenue--Series
            1993.........................................................................   5.750    05/01/17         95,209
  150     Bergen County, NJ Utilities Authority--Water Pollution Control System Revenue--
            Series 1992 B................................................................   6.000    12/15/13        153,004
  250     Camden County, NJ Municipal Utilities Authority--County Agreement Sewer
            Revenue--Series 1996.........................................................   5.125    07/15/17        228,165
   75     Evesham Municipal Utilities Authority--Burlington County, NJ--Series 1993 B....   5.600    07/01/15         72,731

                              FLAGSHIP NEW JERSEY

 FACE
AMOUNT                                                                                      FACE                   MARKET
(000)                                       DESCRIPTION                                     RATE     MATURITY       VALUE
----------------------------------------------------------------------------------------------------------------------------
 $250     Hoboken-Union City, NJ Weehawken Sewerage Authority Revenue--Series 1992.......   6.200%   08/01/19    $   254,618
  200     New Jersey Wastewater Treatment Trust--Series 1994.............................   6.500    04/01/14        210,666
  200     North Jersey District Water Supply--Wanaque South Project--Series 1993.........   6.000    07/01/21        200,404
   25     Ocean County, NJ Utilities Authority--Wastewater Revenue                          6.750    01/01/13         25,790
   35     Stafford, NJ Municipal Utility Authority--Water and Sewer Revenue--Series 1992
            A............................................................................   6.000    12/01/12         35,659
   50     Stafford, NJ Municipal Utility Authority--Water and Sewer Revenue--Series 1992
            A............................................................................   6.125    12/01/22         50,493
   75     Wanaque Valley, NJ Regional Sewer Authority--Series 1993 A.....................   6.125    09/01/22         70,045
          NON-STATE GENERAL OBLIGATIONS
  200     Atlantic City, NJ General Obligation--Series 1994..............................   5.650    08/15/04        200,162
   50     Atlantic City, NJ Board of Education--School Revenue--Series 1992..............   6.150    12/01/12         51,942
  200     Atlantic County, NJ General Obligation--Series 1994............................   6.000    01/01/07        209,092
   25     Cherry Hill Township New Jersey General Obligation--Camden County--Series
            1992.........................................................................   6.300    06/01/12         26,100
  340     East Orange, NJ General Obligation--Essex County, New Jersey--Series 1992......   8.400    08/01/06        421,318
  450     Essex County, NJ Improvement Authority--General Obligation Lease
            Revenue--Series 1994.........................................................   6.600    04/01/14        459,405
  300     Essex County, NJ Improvement Authority--General Obligation Lease
            Revenue--Series 1994.........................................................   6.350    04/01/07        305,232
   50     Monmouth County, NJ Improvement Authority Revenue--Howell Township Board of
            Education Project--Series 1992...............................................   6.450    07/01/08         53,844
  165     Parsippany Troy Hills Township, NJ General Obligation--Morris County,
            New Jersey--Series 1992......................................................   0.000    04/01/07         92,638
  250     Union City, NJ General Obligation--Series 1992.................................   6.375    11/01/10        269,235
   25     Woodbridge Township, NJ General Obligation--Series 1992........................   6.150    08/15/06         26,445
          PRE-REFUNDED OR ESCROWED
  100     Essex County, NJ Improvement Authority--General Obligation Lease
            Revenue--County Jail and Youth House--Series 1994............................   6.900    12/01/14        113,997
          SPECIAL TAX REVENUE
  100     New Jersey Sports and Exposition Authority--Convention Center Luxury Tax--
            Series 1992 A................................................................   5.500    07/01/22         94,322
  250     New Jersey Sports and Exposition Authority--Convention Center Luxury Tax--
            Series 1992 A................................................................   6.250    07/01/20        255,708
  300     Commonwealth of Puerto Rico Highway Authority Revenue--Series 1990 Q...........   6.000    07/01/20        295,848
          STATE/TERRITORIAL GENERAL OBLIGATIONS
  550     Commonwealth of Puerto Rico Public Improvement--General Obligation--Series 1996
            A............................................................................   5.400    07/01/25        495,786
  165     Commonwealth of Puerto Rico--General Obligation--Series 1988...................   8.000    07/01/07        179,015
          ------------------------------------------------------------------------------------------------------------------
          Total Investments in Securities--Municipal Bonds (cost $10,652,274)--96.8%.....                         10,762,891
          ------------------------------------------------------------------------------------------------------------------
          Excess of Other Assets over Liabilities--3.2%..................................                            350,967
          ------------------------------------------------------------------------------------------------------------------
          Total Net Assets--100.0%.......................................................                        $11,113,858
          ==============================================================================================================

                       See notes to financial statements.

                              FLAGSHIP NEW JERSEY

                          NEW JERSEY DOUBLE TAX EXEMPT
                      STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 1996

ASSETS
Investments, at market value (cost $10,652,274).....................................   $10,762,891
Cash................................................................................        42,004
Receivable for investments sold.....................................................       100,000
Receivable for Fund shares sold.....................................................        76,450
Interest receivable.................................................................       204,726
Other...............................................................................           635
                                                                                       -----------
          Total assets..............................................................    11,186,706
                                                                                       -----------
LIABILITIES
Distributions payable...............................................................        51,789
Accrued expenses....................................................................        21,059
                                                                                       -----------
          Total liabilities.........................................................        72,848
                                                                                       -----------
NET ASSETS
Applicable to 1,119,318 shares of beneficial interest issued and outstanding........   $11,113,858
                                                                                       ===========
Net asset value per share...........................................................   $      9.93
                                                                                       ===========

                              FLAGSHIP NEW JERSEY

                          NEW JERSEY DOUBLE TAX EXEMPT
                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MAY 31, 1996

INVESTMENT INCOME
Interest..............................................................................   $ 564,064
                                                                                         ---------
Expenses:
     Distribution fees (note E).......................................................      38,444
     Investment advisory fees (note E)................................................      48,257
     Custody and accounting fees......................................................      45,484
     Transfer agent's fees............................................................      12,980
     Registration fees................................................................       1,224
     Legal fees.......................................................................          77
     Audit fees.......................................................................      10,570
     Trustees' fees...................................................................         183
     Shareholder services fees (note E)...............................................       1,309
     Other............................................................................         428
     Advisory fees waived (note E)....................................................     (48,257)
     Expense subsidy (note E).........................................................     (67,802)
                                                                                         ---------
          Total expenses before credits...............................................      42,897
     Custodian fee credit (note B)....................................................      (2,174)
                                                                                         ---------
          Net expenses................................................................      40,723
                                                                                         ---------
               Net investment income..................................................     523,341
                                                                                         ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on security transactions.....................................      12,350
Change in unrealized appreciation (depreciation) of investments.......................    (194,748)
                                                                                         ---------
               Net loss on investments................................................    (182,398)
                                                                                         ---------
Net increase in net assets resulting from operations..................................   $ 340,943
                                                                                         =========

                       See notes to financial statements.

                              FLAGSHIP NEW JERSEY

                          NEW JERSEY DOUBLE TAX EXEMPT

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                            YEAR ENDED      YEAR ENDED
                                                                           MAY 31, 1996    MAY 31, 1995
                                                                           ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income...................................................   $    523,341     $  362,726
Net realized gain (loss) on security transactions.......................         12,350        (58,873)
Change in unrealized appreciation (depreciation) of investments.........       (194,748)       299,124
                                                                           ------------    ------------
          Net increase in net assets resulting from operations..........        340,943        602,977
                                                                           ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income..............................................       (528,114)      (361,591)
                                                                           ------------    ------------
          Net decrease in net assets from distributions to
           shareholders.................................................       (528,114)      (361,591)
                                                                           ------------    ------------
          Net increase in net assets from Fund share transactions (note
           C)...........................................................      3,577,978      2,602,038
                                                                           ------------    ------------
          Total increase in net assets..................................      3,390,807      2,843,424
NET ASSETS:
Beginning of year.......................................................      7,723,051      4,879,627
                                                                           ------------    ------------
End of year.............................................................   $ 11,113,858     $7,723,051
                                                                           ============    ============
NET ASSETS CONSIST OF:
Paid-in surplus.........................................................   $ 11,170,517     $7,596,177
Undistributed net investment income.....................................                         1,135
Accumulated net realized gain (loss) on security transactions...........       (167,276)      (179,626)
Unrealized appreciation (depreciation) of investments...................        110,617        305,365
                                                                           ------------    ------------
                                                                           $ 11,113,858     $7,723,051
                                                                           ============    ============

                       See notes to financial statements.

                              FLAGSHIP NEW JERSEY

                         NOTES TO FINANCIAL STATEMENTS

A. DESCRIPTION OF BUSINESS

     Flagship's New Jersey Double Tax Exempt Fund (New Jersey Double Tax Exempt) is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on September 16, 1992. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund.

     ESTIMATES: The preparation of financial statements and daily calculation of net asset value in conformity with generally accepted accounting principles requires management to fairly value, at market, investment securities and make estimates and assumptions regarding the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. The financial statements reflect these inherent valuations, estimates and assumptions, and actual results could differ.

     SECURITY VALUATIONS: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities having remaining maturities of 60 days or less are stated at amortized cost, which is equivalent to fair value.

     The Fund must maintain a diversified investment portfolio as a registered investment company, however, the Fund's investments are primarily in the securities of their state. Such concentration subjects the Fund to the effects of economic changes occurring within that state.

     FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax exempt net investment income and net realized gains on security transactions. Therefore, no federal income tax provision is required.

     Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.

     SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if applicable, are recognized as ordinary income upon disposition or maturity.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders at least annually.

     EXPENSE ALLOCATION: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred.

     The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Fund, are based on 80% of the daily effective federal funds rate.

     SECURITIES PURCHASED ON A "WHEN-ISSUED" BASIS: The Fund may, upon adequate segregation of securities as collateral, purchase and sell portfolio securities on a "when-issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market

                              FLAGSHIP NEW JERSEY
value of these securities is determined in the same manner as other portfolio securities. There were no "when-issued" purchase commitments included in the New Jersey Double Tax Exempt Fund's statements of investments at May 31, 1996.

C. FUND SHARES

     At May 31, 1996, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:

                                                           YEAR ENDED MAY 31,
                                                                  1996             YEAR ENDED MAY 31, 1995
                                                          ---------------------    -----------------------
                                                          SHARES       AMOUNT       SHARES       AMOUNT
                                                          -------    ----------    --------    -----------
NEW JERSEY DOUBLE TAX EXEMPT
Shares sold............................................   403,389    $4,073,080     366,626    $ 3,549,177
Shares issued on reinvestment..........................    25,230       255,146      17,363        166,570
Shares reacquired......................................   (74,581)     (750,248)   (116,890)    (1,113,709)
                                                          --------   -----------   --------    -----------
Net increase...........................................   354,038    $3,577,978     267,099    $ 2,602,038
                                                          ========   ===========   ========    ===========

D. PURCHASES AND SALES OF MUNICIPAL BONDS

     Purchases and sales of municipal bonds for the year ended May 31, 1996, aggregated:

                                   FUND                                      PURCHASES       SALES
--------------------------------------------------------------------------   ----------    ----------
New Jersey Double Tax Exempt..............................................   $4,743,627    $1,470,773

     At May 31, 1996, cost for federal income tax purposes is $10,652,274 for the New Jersey Double Tax Exempt Fund, and net unrealized appreciation aggregated $110,617, which includes:

                           FUND                              UNREALIZED APPRECIATION    UNREALIZED DEPRECIATION
----------------------------------------------------------   -----------------------    -----------------------
New Jersey Double Tax Exempt..............................          $ 208,639                   $98,022

     At May 31, 1996, the Fund had an available capital loss carryforward of approximately $167,300, to offset future net capital gains expiring in May 31, 2003.

E. TRANSACTIONS WITH INVESTMENT ADVISOR AND DISTRIBUTOR

     Flagship Financial Inc. (Advisor), under the terms of agreements which provide for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly, on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the year ended May 31, 1996, the Advisor, at its discretion, permanently waived all of its advisory fees for the Fund amounting to $48,257 for the New Jersey Double Tax Exempt Fund. Also, under an agreement with the Fund, the Advisor may subsidize certain expenses excluding advisory and distribution fees.

     The Fund has Distribution Agreements with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor for its actual expenses incurred in the distribution and promotion of sales of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% of the Fund's average daily net assets. Included in accrued expenses at May 31, 1996 are accrued distribution fees of $3,750 for New Jersey Double Tax Exempt Fund. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

     In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's shares for the year ended May 31, 1996, as follows:

                             FUND                                 GROSS COMMISSIONS    PAID TO OTHER DEALERS
---------------------------------------------------------------   -----------------    ---------------------
New Jersey Double Tax Exempt...................................       $ 105,700               $92,300

                              FLAGSHIP NEW JERSEY

     Certain officers and trustees of the Trust are also officers and/or directors of the Distributor and/or Advisor.

F. ORGANIZATIONAL EXPENSES

     The organizational expenses incurred on behalf of the Fund, amounting to approximately $58,900 for the New Jersey Double Tax Exempt Fund, will be reimbursed to the Advisor on a straight-line basis over a period of three years beginning June 1, 1996. In the event that the Advisor's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

                              FLAGSHIP NEW JERSEY

                          NEW JERSEY DOUBLE TAX EXEMPT
                              FINANCIAL HIGHLIGHTS

     Selected data for each share of beneficial interest outstanding throughout the period.

                                                                                                   PERIOD FROM
                                               YEAR ENDED      YEAR ENDED      YEAR ENDED     SEPTEMBER 16, 1992 TO
                                              MAY 31, 1996    MAY 31, 1995    MAY 31, 1994        MAY 31, 1993
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.......     $  10.09         $ 9.79          $10.12              $  9.58
                                                 -------         ------          ------               ------
Income from investment operations:
  Net investment income....................         0.55           0.55            0.57                 0.38
  Net realized and unrealized gain (loss)
     on securities.........................        (0.16)          0.30           (0.23)                0.54
                                                 -------         ------          ------               ------
Total from investment operations...........         0.39           0.85            0.34                 0.92
                                                 -------         ------          ------               ------
Less distributions:
  From net investment income...............        (0.55)         (0.55)          (0.57)               (0.38)
  In excess of net realized capital
     gains.................................           --             --           (0.10)                  --
                                                 -------         ------          ------               ------
Total distributions........................        (0.55)         (0.55)          (0.67)               (0.38)
                                                 -------         ------          ------               ------
Net asset value, end of period.............     $   9.93         $10.09          $ 9.79              $ 10.12
                                                 =======         ======          ======               ======
Total return(a)............................         3.97%          9.16%           3.24%               13.02%
Ratios to average net assets:
(annualized where appropriate)
  Actual net of waivers and reimbursements:
     Expenses(b)...........................         0.44%          0.36%           0.01%                0.00%
     Net investment income.................         5.42%          5.75%           5.52%                5.43%
  Assuming credits and no waivers or
     reimbursements:
     Expenses..............................         1.63%          2.07%           2.81%                5.80%
     Net investment income.................         4.23%          4.04%           2.72%               (0.37)%
Net assets at end of period (000's)........     $ 11,114         $7,723          $4,880              $ 2,388
Portfolio turnover rate....................        15.61%         33.58%          90.63%               75.40%

(a) The total returns shown do not include the effect of applicable front-end sales charge and are annualized where appropriate.

(b) During the year ended May 31, 1996, the Fund has earned credits from the custodian which reduce service fees incurred. If included, the ratio of expenses to average net assets would be 0.42%; prior period numbers have not been restated to reflect these credits.

                              FLAGSHIP NEW JERSEY

                          INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND TRUSTEES
FLAGSHIP NEW JERSEY
TAX EXEMPT FUNDS

     We have audited the accompanying statements of assets and liabilities, including the statements of investments in securities and net assets, of the Flagship New Jersey Intermediate Tax Exempt Fund and the Flagship New Jersey Double Tax Exempt Fund as of May 31, 1996, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1996, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship New Jersey Intermediate Tax Exempt Fund and the New Jersey Double Tax Exempt Fund at May 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
Dayton, Ohio
July 3, 1996

                               FLAGSHIP NEW YORK

             STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                MUNICIPAL BONDS

                                  MAY 31, 1996

 FACE
AMOUNT                                                                                      FACE                   MARKET
(000)                                       DESCRIPTION                                     RATE     MATURITY       VALUE
----------------------------------------------------------------------------------------------------------------------------
          EDUCATION
$ 750     Brookhaven, NY Industrial Development Agency--Civic Facility Revenue--Dowling
            College/The National Aviation and Transportation Center--Series 1993.........   6.750%   03/01/23    $   763,162
1,000     New Rochelle, NY Industrial Development Agency--Civic Facility Revenue--College
            of New Rochelle--Series 1992.................................................   6.625    07/01/12      1,029,830
2,100     New York State Dormitory Authority Revenue--University of Rochester--Series
            1994 A.......................................................................   6.500    07/01/19      2,230,683
  500     Suffolk County, NY Industrial Development Authority Revenue--Dowling College--
            Series 1994..................................................................   6.625    06/01/24        514,910
          HEALTH CARE
  400     New York State Dormitory Authority Revenue--Menorah Campus.....................   7.400    02/01/31        439,400
  250     New York State Dormitory Authority Revenue--Department of Health--Veteran's
            Home.........................................................................   7.250    07/01/21        269,828
1,500     New York State Dormitory Authority Revenue--Department of Health--Series
            1995.........................................................................   6.625    07/01/24      1,528,770
2,000     New York State Dormitory Authority Revenue--Bishop Henry B. Hucles Nursing
            Home, Incorporated--Series 1996..............................................   6.000    07/01/24      1,921,320
          HOSPITALS
  150     New York State Dormitory Authority Revenue--United Health Services--Series
            1989.........................................................................   7.350    08/01/29        161,284
  245     New York State Dormitory Authority Revenue--Iroquois Nursing Home..............   7.000    02/01/15        261,219
1,000     New York State Dormitory Authority Revenue--Nyack Hospital--Series 1996........   6.000    07/01/06        984,370
  500     New York State Medical Care Facilities Finance Agency Revenue--Hospital and
            Nursing Home--Series 1991A...................................................   7.450    08/15/31        542,095
1,000     New York State Medical Care Facilities Finance Agency--Mortgage Revenue--
            Series 1995 B................................................................   6.100    02/15/15        978,090
          HOUSING/MULTIFAMILY
  250     New York City Housing Development Corporation--Multifamily.....................   7.350    06/01/19        265,440
  500     New York State Housing Finance Agency Revenue--Multifamily--Series 1992A.......   7.000    08/15/22        523,070
1,000     New York State Housing Finance Agency Revenue--Multifamily--Series 1994C.......   6.450    08/15/14      1,029,660
          HOUSING/SINGLE FAMILY
1,500     New York State Mortgage Agency Revenue--Series 43..............................   6.450    10/01/17      1,534,800
  250     New York State Mortgage Agency Revenue--Homeowner..............................   7.950    10/01/21        265,072
  595     New York State Mortgage Agency Revenue--Single Family--Series UU...............   7.750    10/01/23        624,744
1,000     New York State Mortgage Agency Revenue--Homeowner--Series 46...................   6.600    10/01/19      1,030,290
          INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL
1,000     Herkimer County, NY Industrial Development Agency Revenue--Burrows Paper
            Recycling....................................................................   8.000    01/01/09      1,040,920
  750     Jefferson County, NY Industrial Development Agency--Solid Waste Disposal
            Revenue--Champion International..............................................   7.200    12/01/20        796,268
  350     New York State Energy Research and Development Authority Electric
            Facility--Consolidated Edison Company--Series A..............................   7.500    01/01/26        377,212
1,250     New York State Energy Research and Development Authority Electric
            Facility--Long Island Lighting Company--Series 1992 A........................   7.150    09/01/19      1,231,300
  500     New York State Energy Research and Development Authority Electric
            Facility--Long Island Lighting Company--Series 1992 D........................   6.900    08/01/22        484,830
1,500     New York State Energy Research and Development Authority Facilities
            Revenue--Edison Company of New York--Series 1995 A...........................   6.100    08/15/20      1,510,710
          MUNICIPAL APPROPRIATION OBLIGATIONS
  500     Albany, NY Industrial Development Agency Lease Revenue--New York State Assembly
            Building--Series A...........................................................   7.750    01/01/10        538,415
  600     Franklin County, NY Industrial Development Agency Lease Revenue--County
            Correctional Facility--Series 1992...........................................   6.750    11/01/12        625,338
  300     New York State Dormitory Authority Revenue--Department of Education............   7.750    07/01/21        331,719
  500     New York State Dormitory Authority Revenue--State University Athletic
            Facility.....................................................................   7.250    07/01/21        539,655
1,000     New York State Dormitory Authority Revenue--State University Educational
            Facilities Revenue--Series 1993 B............................................   5.250    05/15/19        874,520
1,000     New York State Dormitory Authority Revenue--Upstate Community Colleges--
            Series 1995 A................................................................   6.250    07/01/25        972,540
1,500     New York State Dormitory Authority--City University System Consolidated
            Revenue--
            Series 1995 A, B, C and Series 1995 1, 2 and 3...............................   5.625    07/01/16      1,387,050

                               FLAGSHIP NEW YORK

 FACE
AMOUNT                                                                                      FACE                   MARKET
(000)                                       DESCRIPTION                                     RATE     MATURITY       VALUE
----------------------------------------------------------------------------------------------------------------------------
$1,000    New York State Housing Finance Agency--Health Facilities Revenue--New York
            City--
            Series 1996 A................................................................   6.000%   11/01/08    $   966,020
2,000     New York State Housing Finance Agency Revenue--Service Contract--Series 1995
            A............................................................................   6.375    09/15/15      1,985,520
  250     New York State Municipal Bond Bank Agency Special Program Revenue--Buffalo--
            Series A.....................................................................   6.875    03/15/06        265,458
  250     New York State Municipal Bond Bank Agency Special Program Revenue--Rochester--
            Series A.....................................................................   6.750    03/15/11        266,118
  110     New York State Medical Care Facilities Finance Agency Revenue--Mental Health
            Services--Series A...........................................................   7.700    02/15/18        116,808
   50     New York State Medical Care Facilities Finance Agency Revenue--Mental Health
            Services.....................................................................   7.750    02/15/20         54,748
1,750     New York State Urban Development Corporation Revenue--State Facilities--Series
            1995.........................................................................   5.700    04/01/20      1,619,135
1,500     New York State Urban Development Corporation Revenue--Center for Industrial
            Innovation--Series 1995......................................................   5.500    01/01/13      1,381,875
2,125     New York State Urban Development Corporation Project Revenue--University
            Facilities Grants--Series 1995...............................................   5.500    01/01/19      1,923,890
1,000     New York State Urban Development Corporation Revenue--Onondaga County
            Convention Center--Series 1995...............................................   6.250    01/01/20        977,050
  500     Triborough Bridge and Tunnel Authority New York Revenue--Convention Center
            Project--Series 1990 E.......................................................   7.250    01/01/10        555,445
          MUNICIPAL REVENUE/OTHER
  500     Albany, NY Parking Authority Revenue--Green and Hudson Street Garage--Series
            A............................................................................   7.150    09/15/16        544,145
1,500     Albany, NY Parking Authority Revenue--Series 1992A.............................   0.000    11/01/17        385,950
  230     New York City Industrial Development Agency Civic Facility Revenue--Federation
            of Protestant Welfare........................................................   6.950    11/01/11        242,321
  500     New York City Industrial Development Agency Civic Facility Revenue--Lighthouse
            Incorporated Project.........................................................   6.500    07/01/22        506,320
          MUNICIPAL REVENUE/TRANSPORTATION
1,000     Metropolitan Transit Authority of New York--Commuter Facilities Revenue--
            Series 1994 A................................................................   6.375    07/01/18      1,028,000
1,000     Metropolitan Transportation Authority, NY--Transit Facilities Revenue--Series
            1996 A.......................................................................   6.100    07/01/21      1,002,480
          NON-STATE GENERAL OBLIGATIONS
   75     Endwell, NY Fire District--General Obligation..................................   7.000    03/01/11         82,264
   50     Endwell, NY Fire District--General Obligation..................................   7.000    03/01/12         54,774
   50     Endwell, NY Fire District--General Obligation..................................   7.000    03/01/13         54,674
   50     Endwell, NY Fire District--General Obligation..................................   7.000    03/01/14         54,546
   50     Endwell, NY Fire District--General Obligation..................................   7.000    03/01/15         54,392
   50     Endwell, NY Fire District--General Obligation..................................   7.000    03/01/16         54,513
  275     Leray, NY General Obligation--Public Improvement...............................   7.600    11/15/02        311,275
  275     Leray, NY General Obligation--Public Improvement...............................   7.600    11/15/04        316,352
  150     Leray, NY General Obligation--Public Improvement...............................   7.600    11/15/06        174,141
  225     Minerva, NY Central School District--General Obligation........................   7.000    06/15/06        249,847
1,000     New York City, NY General Obligation--Series 1994..............................   7.000    08/15/16      1,046,930
   40     New York City, NY General Obligation--Series 1991 F............................   8.250    11/15/19         45,205
          PRE-REFUNDED OR ESCROWED
  985     New York State Dormitory Authority Revenue--State University College--Series
            1994 X.......................................................................   7.400    07/01/24      1,152,046
  950     New York State Urban Development Corporation Revenue--Syracuse University
            Center of Science and Technology--Series 1987................................   7.875    01/01/17      1,024,005
          RESOURCE RECOVERY
  750     Onondaga County, NY Resource Recovery Agency Project Revenue--Resource Recovery
            Facility--Series 1992........................................................   7.000    05/01/15        754,590
          STATE/TERRITORIAL GENERAL OBLIGATIONS
1,000     Albany, NY Housing Authority--Multifamily Revenue--Series 1995.................   5.850    10/01/07        976,550
  300     New York State General Obligation--Series 1991.................................   7.300    03/01/12        332,490
1,500     Commonwealth of Puerto Rico Public Improvement--General Obligation--Series 1996
            A............................................................................   5.400    07/01/25      1,352,145
          ------------------------------------------------------------------------------------------------------------------
          Total Investments in Securities--Municipal Bonds (cost $48,113,039)--98.5%.....                         49,520,536
          ------------------------------------------------------------------------------------------------------------------
          Excess of Other Assets over Liabilities--1.5%..................................                            756,271
          ------------------------------------------------------------------------------------------------------------------
          Total Net Assets--100.0%.......................................................                        $50,276,807
          ==============================================================================================================

                       See notes to financial statements.

                               FLAGSHIP NEW YORK

                      STATEMENT OF ASSETS AND LIABILITIES

                                  MAY 31, 1996

ASSETS:
Investments, at market value (cost $48,113,039).....................................   $49,520,536
Receivable for Fund shares sold.....................................................       290,704
Interest receivable.................................................................       971,595
Other...............................................................................         3,100
                                                                                       -----------
          Total assets..............................................................    50,785,935
                                                                                       -----------
LIABILITIES:
Bank overdraft......................................................................       146,986
Payable for Fund shares reacquired..................................................        78,829
Distributions payable...............................................................       240,712
Accrued expenses....................................................................        42,601
                                                                                       -----------
          Total liabilities.........................................................       509,128
                                                                                       -----------
NET ASSETS..........................................................................   $50,276,807
                                                                                       ===========
Class A:
Applicable to 4,748,782 shares of beneficial interest issued and outstanding........   $49,643,402
                                                                                       ===========
Net asset value per share...........................................................   $     10.45
                                                                                       ===========
Class C:
Applicable to 60,603 shares of beneficial interest issued and outstanding...........   $   633,405
                                                                                       ===========
Net asset value per share...........................................................   $     10.45
                                                                                       ===========

                               FLAGSHIP NEW YORK

                            STATEMENT OF OPERATIONS

                        FOR THE YEAR ENDED MAY 31, 1996

INVESTMENT INCOME
Interest............................................................................   $ 3,141,419
                                                                                       -----------
Expenses:
     Distribution fees Class A (note E).............................................       200,142
     Distribution fees Class C (note E).............................................           533
     Investment advisory fees (note E)..............................................       250,771
     Custody and accounting fees....................................................        66,151
     Transfer agent's fees..........................................................        28,990
     Registration fees..............................................................           643
     Legal fees.....................................................................         1,290
     Audit fees.....................................................................        11,725
     Reimbursement of organizational expenses (note F)..............................        51,551
     Trustees' fees.................................................................         1,464
     Shareholder services fees (note E).............................................         5,120
     Other..........................................................................         1,795
     Advisory fees waived (note E)..................................................      (244,412)
     Expense subsidy (note E).......................................................       (26,209)
                                                                                       -----------
          Total expenses before credits.............................................       349,554
                                                                                       -----------
     Custodian fee credit (note B)..................................................       (17,661)
          Net expenses..............................................................       331,893
                                                                                       -----------
               Net investment income................................................     2,809,526
                                                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on security transactions...................................       478,081
Change in unrealized appreciation (depreciation) of investments.....................    (1,249,236)
                                                                                       -----------
               Net loss on investments..............................................      (771,155)
                                                                                       -----------
Net increase in net assets resulting from operations................................   $ 2,038,371
                                                                                       ===========

                       See notes to financial statements.

                               FLAGSHIP NEW YORK

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                           YEAR ENDED      YEAR ENDED
                                                                          MAY 31, 1996    MAY 31, 1995
                                                                          ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income..................................................   $  2,809,526    $  2,907,972
Net realized gain (loss) on security transactions......................        478,081      (1,184,251)
Change in unrealized appreciation (depreciation) of investments........     (1,249,236)      2,143,233
                                                                           -----------    ------------
          Net increase in net assets resulting from operations.........      2,038,371       3,866,954
                                                                           -----------    ------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income.............................................     (2,844,780)     (2,892,313)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income.............................................         (2,773)        --
                                                                           -----------    ------------
          Net decrease in net assets from distributions to
            shareholders...............................................     (2,847,553)     (2,892,313)
                                                                           -----------    ------------
FUND SHARE TRANSACTIONS (note C)
Proceeds from shares sold..............................................      9,271,700       8,779,466
Net asset value of shares issued in reinvestment of distributions......      1,441,365       1,503,289
Cost of shares reacquired..............................................     (8,644,636)    (10,673,547)
                                                                           -----------    ------------
          Net increase (decrease) in net assets from
            Fund share transactions....................................      2,068,429        (390,792)
                                                                           -----------    ------------
          Total increase in net assets.................................      1,259,247         583,849
NET ASSETS
Beginning of year......................................................     49,017,560      48,433,711
                                                                           -----------    ------------
End of year............................................................   $ 50,276,807    $ 49,017,560
                                                                           ===========    ============
NET ASSETS CONSIST OF
Paid-in surplus........................................................   $ 49,966,701    $ 47,920,640
Undistributed net investment income....................................                         15,659
Accumulated net realized gain (loss) on security transactions..........     (1,097,391)     (1,575,472)
Unrealized appreciation (depreciation) of investments..................      1,407,497       2,656,733
                                                                           -----------    ------------
                                                                          $ 50,276,807    $ 49,017,560
                                                                           ===========    ============

                       See notes to financial statements.

                               FLAGSHIP NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

A. DESCRIPTION OF BUSINESS

     The Flagship New York Tax Exempt Fund (Fund) is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on January 16, 1991. On March 4, 1996, the Fund began to offer Class C shares to the investing public. Class A shares are sold with a front-end sales charge. Class C shares are sold with no front-end sales charge but are assessed a contingent deferred sales charge if redeemed within one year from the time of purchase. Both classes of shares have identical rights and privileges except with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privilege of each class. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund.

     ESTIMATES: The preparation of financial statements and daily calculation of net asset value in conformity with generally accepted accounting principles requires management to fairly value, at market, investment securities and make estimates and assumptions regarding the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. The financial statements reflect these inherent valuations, estimates and assumptions, and actual results could differ.

     SECURITY VALUATIONS: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.

     The Fund must maintain a diversified investment portfolio as a registered investment company, however, the Fund's investments are primarily in the securities of its state. Such concentration subjects the Fund to the effects of economic changes occurring within that state.

     FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax exempt net investment income and net realized gains on security transactions. Therefore, no federal income tax provision is required.

     Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.

     SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if applicable, are recognized as ordinary income upon disposition or maturity.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders at least annually.

     EXPENSE ALLOCATION: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred. Fund expenses not specific to any class of shares are prorated among the classes based upon the eligible net assets of each class. Specifically identified direct expenses of each class are charged to that class as incurred.

                               FLAGSHIP NEW YORK

     The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Fund, are based on 80% of the daily effective federal funds rate.

     SECURITIES PURCHASED ON A "WHEN-ISSUED" BASIS: The Fund may, upon adequate segregation of securities as collateral, purchase and sell portfolio securities on a "when-issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were no "when-issued" purchase commitments included in the statement of investments at May 31, 1996.

C. FUND SHARES

     At May 31, 1996, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:

                                                     YEAR ENDED MAY 31, 1996     YEAR ENDED MAY 31, 1995
                                                     -----------------------    --------------------------
                                                      SHARES       AMOUNT         SHARES         AMOUNT
                                                     --------    -----------    ----------    ------------
CLASS A:
Shares sold........................................   809,698    $ 8,632,992       865,004    $  8,779,466
Shares issued on reinvestment......................   135,396      1,441,291       148,376       1,503,289
Shares reacquired..................................  (813,050)    (8,644,636)   (1,060,848)    (10,673,547)
                                                     --------    -----------    ----------    ------------
Net increase (decrease)............................   132,044    $ 1,429,647       (47,468)   $   (390,792)
                                                     ========    ===========    ==========    ============

                                                           PERIOD FROM
                                                      MARCH 4, 1996 TO MAY
                                                            31, 1996
                                                     -----------------------
                                                      SHARES       AMOUNT
                                                     --------    -----------
CLASS C:
Shares sold........................................    60,596    $   638,708
Shares issued on reinvestment......................         7             74
Shares reacquired..................................     --           --
                                                     --------    -----------
Net increase.......................................    60,603    $   638,782
                                                     ========    ===========

D. PURCHASES AND SALES OF MUNICIPAL BONDS

     Purchases and sales of municipal bonds for the year ended May 31, 1996, aggregated $28,131,982 and $26,503,249, respectively. At May 31, 1996, cost for federal income tax purposes is $48,113,039 and net unrealized appreciation aggregated $1,407,497, of which $1,869,137, related to appreciated securities and $461,640 related to depreciated securities.

     At May 31, 1996, the Fund has available a capital loss carryforward of approximately $1,097,400 to offset future net capital gains expiring on May 31, 2003.

E. TRANSACTIONS WITH INVESTMENT ADVISOR AND DISTRIBUTOR

     Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly, on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the year ended May 31, 1996, the Advisor, at its discretion, permanently waived advisory fees amounting to $244,412. Included in accrued expenses at May 31, 1996 are accrued advisory fees of $2,134. Also, under an agreement with the Fund, the Advisor may subsidize certain expenses excluding advisory and distribution fees.

     The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's Class A and Class C shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to

                               FLAGSHIP NEW YORK

Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor for its actual expenses incurred in the distribution and promotion of all classes of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% and .95% of the Fund's average daily net assets for Class A and Class C shares, respectively. Included in accrued expenses at May 31, 1996 are accrued distribution fees of $16,944 and $294 for Class A and Class C shares, respectively. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

     In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's shares of approximately $202,800 for the year ended May 31, 1996, of which approximately $175,900 was paid to other dealers. For the year ended May 31, 1996, the Distributor did not receive any contingent deferred sales charges on redemptions of shares. Certain officers and trustees of the Trust are also officers and/or directors of the Distributor and/or Advisor.

F. ORGANIZATIONAL EXPENSES

     The organizational expenses incurred on behalf of the Fund (approximately $257,000) are being reimbursed to the Advisor on a straight-line basis over a period of five years. As of May 31, 1996, $205,781 has been reimbursed. In the event that the Advisor's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

G. LINE OF CREDIT

     The Trust participates in a line of credit in which a maximum amount of $30 million is provided by State Street Bank & Trust Co. The Fund may temporarily borrow up to $2 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest at 1% above the federal funds rate. The average daily amount of borrowings under the line of credit during the year ended May 31, 1996 was approximately $99,900, at a weighted average annualized interest rate of 6.17%. At May 31, 1996, the Fund had no borrowings outstanding under the line of credit.

                               FLAGSHIP NEW YORK

                              FINANCIAL HIGHLIGHTS

     Selected data for each share of beneficial interest outstanding throughout the year.

                                         YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                        MAY 31, 1996    MAY 31, 1995    MAY 31, 1994    MAY 31, 1993    MAY 31, 1992
--------------------------------------------------------------------------------------------------------------------
CLASS A
Net asset value, beginning of year...     $  10.62        $  10.38        $  10.91        $  10.10        $   9.69
                                           -------         -------         -------         -------         -------
Income from investment operations:
  Net investment income..............         0.60            0.62            0.64            0.66            0.68
  Net realized and unrealized gain
     (loss) on securities............        (0.17)           0.24           (0.37)           0.88            0.41
                                           -------         -------         -------         -------         -------
Total from investment operations.....         0.43            0.86            0.27            1.54            1.09
                                           -------         -------         -------         -------         -------
Less distributions:
  From net investment income.........        (0.60)          (0.62)          (0.64)          (0.66)          (0.68)
  From net realized capital gains....       --              --               (0.07)          (0.07)         --
  In excess of net realized capital
     gains...........................       --              --               (0.09)         --              --
                                           -------         -------         -------         -------         -------
Total distributions..................        (0.60)          (0.62)          (0.80)          (0.73)          (0.68)
                                           -------         -------         -------         -------         -------
Net asset value, end of year.........     $  10.45        $  10.62        $  10.38        $  10.91        $  10.10
                                           =======         =======         =======         =======         =======
Total return(a)......................         4.15%           8.74%           2.38%          15.87%          11.71%
Ratios to average net assets:
  Actual net of waivers and
     reimbursements:
     Expenses(b).....................         0.70%           0.43%           0.30%           0.28%           0.18%
     Net investment income...........         5.58%           6.15%           5.83%           6.28%           6.89%
  Assuming credits and no waivers or
     reimbursements:
     Expenses........................         1.20%           1.22%           1.26%           1.44%           1.43%
     Net investment income...........         5.08%           5.36%           4.87%           5.12%           5.64%
Net assets at end of year (000's)....     $ 49,643        $ 49,018        $ 48,434        $ 33,996        $ 20,701
Portfolio turnover rate..............        53.53%          58.69%          59.70%          45.65%          36.89%

(a) The total returns shown do not include the effect of applicable front-end sales charge.

(b) During the year ended May 31, 1996, the Fund has earned credits from the custodian which reduce service fees incurred. If included, the ratio of expenses to average net assets would be 0.66%; prior year numbers have not been restated to reflect these credits.

                               FLAGSHIP NEW YORK

                              FINANCIAL HIGHLIGHTS

     Selected data for each share of beneficial interest outstanding throughout the period.

                                                                                       PERIOD FROM
                                                                                     MARCH 4, 1996 TO
                                                                                       MAY 31, 1996
-----------------------------------------------------------------------------------------------------
CLASS C
Net asset value, beginning of period..............................................        $10.89
                                                                                         -------
Income from investment operations:
  Net investment income...........................................................          0.12
  Net realized and unrealized gain (loss) on securities...........................         (0.44)
                                                                                         -------
Total from investment operations..................................................         (0.32)
                                                                                         -------
Less distributions:
  From net investment income......................................................         (0.12)
  From net realized capital gains.................................................            --
  In excess of net realized capital gains
                                                                                         -------
Total distributions...............................................................         (0.12)
                                                                                         -------
Net asset value, end of period....................................................        $10.45
                                                                                         =======
Total return(a)...................................................................        (11.83)%
Ratios to average net assets
(annualized where appropriate):
  Actual net of waivers and reimbursements:
     Expenses(b)..................................................................          1.35%
     Net investment income........................................................          4.49%
  Assuming credits and no waivers or reimbursements:
     Expenses.....................................................................          1.77%
     Net investment income........................................................          4.07%
Net assets at end of period (000's)...............................................        $  633
Portfolio turnover rate...........................................................         53.53%

(a) The total return shown does not include the effect of applicable contingent deferred sales charge and is annualized.

(b) During the year ended May 31, 1996, the Fund has earned credits from the custodian which reduce service fees incurred. If included, the ratio of expenses to average net assets would be 1.31%.

                               FLAGSHIP NEW YORK

                          INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND TRUSTEES
FLAGSHIP NEW YORK
TAX EXEMPT FUND

     We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, of the Flagship New York Tax Exempt Fund as of May 31, 1996, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1996, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship New York Tax Exempt Fund at May 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
Dayton, Ohio
July 3, 1996